ASSET PURCHASE AGREEMENT
                            ------------------------

THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and is entered into this __________ day of December, 1998, by, between and among POMEROY COMPUTER RESOURCES, INC., a Delaware corporation, (the "Purchaser"), ACCESS TECHNOLOGIES, INC., a Tennessee corporation ("Seller"), MARK V. PUTMAN ("M. Putman"), PAUL BISHOP ("P. Bishop"), and DAVID BARTHEL ("D. Barthel") (M. Putman, P. Bishop, and D. Barthel hereinafter referred to collectively as the "Shareholders" and individually as "Shareholder").

                              W I T N E S S E T H :

WHEREAS, Seller is a full service provider of a variety of computer service and support solutions, including installation, training, set-up and consultation, to large and medium size commercial, governmental and other professional customers throughout Memphis, Tennessee and the Mid-South area of the United States (the "Business"); and

WHEREAS, M. Putman is the owner of two hundred fifty-five (255) shares of the outstanding stock of Seller, P. Bishop is the owner of one hundred eighty-two and one-half (182.50) shares of the outstanding stock of Seller and D. Barthel is the owner of sixty-two and one-half (62.50) shares of the outstanding stock of Seller, which stock, in the aggregate, constitutes 88% of the outstanding stock of Seller; and

WHEREAS, Purchaser desires to purchase substantially all the assets of Seller used in its Business and assume certain of the liabilities of Seller in connection with the Business, and Seller desires to sell substantially all of such assets, subject to such liabilities, but only (i) upon the terms and subject to the conditions set forth in this Agreement, (ii) the representations, warranties, covenants, indemnifications, assurances and undertakings of Seller, Shareholders and of Purchaser contained in this Agreement, (iii) the agreements of Seller to refrain from competition with Purchaser for five (5) years from the closing of this transaction , (iv) the agreement of M. Putman and P. Bishop to refrain from competition for the later of five (5) years from the Closing Date or one (1) year after the termination of such individual's employment with Purchaser pursuant to and in accordance with, the terms of their respective Employment Agreements to be executed upon Closing, and (v) the agreement of D. Barthel to refrain from competition for the later of one (1) year from the Closing Date or one (1) year after the termination of D. Barthel's employment with Purchaser.

NOW, THEREFORE, in consideration of the above premises and the mutual promises, covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

                                       1.
                                   DEFINITIONS
                                   -----------

1.1  Affiliate. "Affiliate" shall have the meaning ascribed to such term in Rule
     ---------
     405 promulgated under the Securities Act of 1933, as amended.

1.2  Assumed  Liabilities.  The "Assumed  Liabilities"  are the  liabilities  of
     --------------------
     Seller assumed or paid at Closing by the Purchaser pursuant to Sections 3.1 and 3.2 of this Agreement.

1.3  Balance Sheet.  The "Balance  Sheet" is the audited balance sheet of Seller
     -------------
     as of September 30, 1998, included as part of the Financial Statements.

1.4  Closing.  The  "Closing"  shall  be the  consummation  of the  transactions
     -------
     contemplated under this Asset Purchase Agreement.

1.5  Closing  Date.  The  "Closing  Date"  shall  be as of 10:00  a.m.,  E.D.T.,
     -------
     December 7th, 1998.

1.6  Code.  The "Code" is the  Internal  Revenue  Code of 1986,  as amended,  26
     ----
     U.S.C. ss.1 et seq.

1.7  Court. A "Court" is any federal,  state,  municipal,  domestic,  foreign or
     -----
     other governmental tribunal or an arbitrator or person with similar power or authority.

1.8  Disclosure Schedule.  The "Disclosure  Schedule" is the Disclosure Schedule
     -------------------
     dated the date of this Agreement and delivered by Seller to Purchaser.

1.9  Encumbrance.   An  "Encumbrance"  is  any  security   interest,   lien,  or
     -----------
     encumbrance whether imposed by agreement, understanding, law or otherwise, on any Purchased Assets (as defined herein).

1.10 Excluded Assets. An "Excluded Asset" is any asset set forth in Section 2.3.
     ---------------

1.11 Financial Statements.  The "Financial Statements" are the audited financial
     --------------------
     statements  of Seller for the period  beginning  January 1, 1998 and ending
     September 30, 1998 and the unaudited financial statements (except for the balance sheets, which are audited ) for the years ending December 31, 1997 and December 31, 1996, including any and all notes thereto.

1.12 Governmental  Entity. A "Governmental  Entity" is any Court or any federal,
     --------------------
     state, municipal, domestic, foreign or other administrative agency, department, commission, board, bureau or other governmental authority or instrumentality.

1.13 Knowledge.  "Knowledge  of Seller  and  Shareholder"  shall mean the actual
     ---------
     knowledge of any of the Shareholders.

1.14 Net Asset  Amount.  "Net Asset  Amount" shall have the meaning set forth in
     -----------------
     Section 5.1.

1.15 Person. Any natural person, firm,  partnership,  association,  corporation,
     ------
     company, limited liability company, limited partnership, trust, business trust, governmental authority or other entity.

1.16 Pro Forma Balance  Sheet.  The "Pro Forma  Balance  Sheet" is the unaudited
     ------------------------
     balance sheet of Seller prepared as described in Section 5.1 and adjusted for Excluded Assets of Seller and Excluded Liabilities of Seller as of the Closing Date.

1.17 Pro Forma EBIT. The earnings of Seller's Business for the period commencing
     --------------
     January 1, 1998 and ending upon the Closing Date and the earnings of Purchaser's Access/Memphis Division for the period commencing on the Closing Date and ending December 31, 1998 before interest and taxes, and without incorporating gains or losses realized on the disposition of assets other than in the ordinary course of business. The determination of Pro Forma EBIT shall be determined in accordance with the provisions set forth in Section 5.2.

1.18 Purchase Price.  The "Purchase  Price" is the total  consideration  paid by
     --------------
     Purchaser to Seller for the Purchased Assets as set forth in Section 4.1.

1.19 Purchased Assets.  The "Purchased  Assets" are the assets of Seller used in
     ----------------
     the Business, acquired by the Purchaser pursuant to the terms of this Agreement.

1.20 Seller's  Accountant.  Seller's  Accountant  shall mean Rhea & Ivy, P.L.C.,
     --------------------
     6000 Poplar Avenue, Memphis, Tennessee 38120.

1.21 September 30, 1998 Pro Forma Balance  Sheet.  The  "September  30, 1998 Pro
     -------------------------------------------
     Forma Balance Sheet is the audited balance sheet of Seller relating to the Business adjusted for Excluded Assets of Seller and Excluded Liabilities of Seller as of such date, a copy of which is attached hereto as Exhibit S.

1.22 Tax or Taxes:  Any  federal,  state,  provincial,  local,  foreign or other
     ------------
     income, alternative, minimum, any taxes under Section 1374 of the Code, any taxes under Section 1375 of the Code, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental, including taxes under Section 59A of the Code), real property, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiencies thereof (including all interest and penalties thereon and additions thereto whether disputed or not).

1.23 Tax  Return.  A "Tax  Return"  is a  report,  return  or other  information
     -----------
     required to be supplied to a Governmental Entity in connection with Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes Seller.

                                       2.
                                      TERMS
                                      -----

2.1  Agreement.
     ---------

     Seller agrees to sell and convey to Purchaser the Purchased Assets as hereinafter set forth in Section 2.2. The agreements of Purchaser and Seller are expressly conditioned upon the terms, conditions, covenants, representations and warranties as hereinafter set forth.

2.2  Assets to be Sold by Seller and Purchased by Purchaser.
     ------------------------------------------------------

     At the Closing of this Agreement, Purchaser shall purchase and Seller shall sell all the assets of Seller, used in the Business, except for the Excluded Assets. The Purchased Assets shall include, but not be limited to:

     (a) The tangible personal property and assets of Seller of every kind and description, real, personal or mixed, wherever located, used in the Business including without limitation, all such assets as reflected on the September 30, 1998 Pro Forma Balance Sheet (excepting those assets disposed of, and including those assets acquired, in the ordinary course of business since the date of the September 30, 1998 Pro Forma Balance Sheet). Such fixed assets and equipment of Seller are set forth on attached Exhibit A;

     (b) All intangible assets of Seller which are used in the Business of Seller, including without limitation, all purchase orders, contract rights and agreements, work in process, customers lists, supplier agreements, patents, trademarks and service marks (including the goodwill associated with the marks), office supplies, computer programs, claims of the Seller, the right to the use of the corporate and trade names of or used by the Seller, or any derivative thereof, as all or a part of a corporate or trade name;

     (c) All investment securities, cash and cash equivalents and customers notes receivable relating to the Business;

     (d) All inventory of the Business which shall be valued on a moving average basis at the lower of cost of acquisition, less any trade or cash discounts, or market, as set forth on Exhibit B attached hereto;

     (e) All accounts receivable and vendor receivables relating to the Business as set forth on Exhibit C attached hereto;

     (f)  Certain vehicles of Seller set forth on attached Exhibit D;

     (g) All prepaid expenses applicable to the Business, including but not limited to all prepaid software licenses ;

     (h) All of Seller's fixed rate contracts and time and material contracts with the organizations set forth on attached Exhibit E;

     (i)  All  vendor  rebates,   spiff  money,   retainage  amounts  under  any
          contracts, and any customer deposits;

     (j) All of Seller's service contracts which are set forth on attached Exhibit F;

     (k) All distribution contracts and authorizations of Seller related to the Business;

     (l) All base artwork, photo materials, plates (if owned by Seller), separations and other materials that are used by Seller for printing brochures and promotional materials including all intellectual property rights therein;

     (m) The assignment of any telephone numbers used in the Business of Seller;

     (n) The entire right, title, benefit and interest of Seller, now existing or hereafter arising, in or to all indemnities, guarantees, warranties, claims and choses of action of Seller against other parties with respect to the Purchased Assets, including by way of example and not limitation, any rights under insurance policies and any other rights thereunder, but only with respect to the Purchased Assets;

     (o) The Seller's rights under the agreements set forth in Schedule 2.2(o) with respect to the parties set forth therein, pursuant to which such parties agreed not to disclose, use or communicate information regarding such parties' business (which is part of the Business) and not to engage in certain activities competitive with the Business; and

     (p) All other fees, assets, property, business and going concern value, ant to disclose confidential information or not to compete, if any) and rights under the respective asset purchase agreements, stock purchase agreements ord rights of Seller (including the rights under covenants or agreements not to disclose confidential information or not to compete, if any) and rights under the respective asset purchase agreements, stock purchase agreements or other documents set forth on
          Schedule 2.2(p) (and related documents) pursuant to which Seller acquired certain of the assets of the parties set forth in such Schedule.

2.3  Excluded Assets.
     ---------------

     The Excluded Assets are set forth on Exhibit G hereto.

2.4  Lease Agreements.
     ----------------

     Seller is the lessee under certain lease agreements calling for payments of more than $5,000.00 per year covering the following real and personal properties:

     (i)  Real property  located at 5828 Shelby Oaks Drive,  Memphis,  Tennessee
          38134

     At the Closing, Seller and Purchaser shall execute necessary documentation for the assignment of these leases and all of Seller's right and interest thereunder to Purchaser and, at the Closing, Seller shall assign all its rights and interest in said leases to Purchaser. Purchaser agrees to indemnify and hold Seller harmless from any liability with respect to the aforementioned leases occurring after the Closing Date. To the extent that the assignment of any lease shall require the consent of other parties thereto, this Agreement shall not constitute an assignment thereof and Seller shall obtain any such necessary consents or assignments by the Closing, or as reasonably possible after the Closing.

2.5  Instruments of Transfer.
     -----------------------

     Except as otherwise provided herein, at Closing, Seller will deliver to Purchaser such bills of sale, endorsements, assignments and other good and sufficient instruments of transfer and assignment as shall be effective to vest in Purchaser good and marketable title and interest in and to the
     Purchased Assets. At or after the Closing, and without further consideration, Seller will execute and deliver to Purchaser such further instruments of conveyance and transfer and take such other action as Purchaser may reasonably request in order to more effectively convey and transfer to Purchaser any of the Purchased Assets or for aiding and assisting and collecting and reducing to possession and exercising rights with respect thereto. Seller and the Shareholders agree to use their best efforts to obtain and deliver to Purchaser such consents, approvals, assurances and statements from third parties as Purchaser may reasonably require in a form reasonably satisfactory to Purchaser. In addition to the foregoing, Seller will deliver to Purchaser the originals or copies of all of Seller's books, records and other data relating to the Purchased Assets; and simultaneously with such delivery, Seller shall take all such acts as may be necessary to put Purchaser in actual possession, and operating control of the Purchased Assets. Seller shall cooperate with Purchaser to permit Purchaser, if possible, to enjoy Seller's ratings and benefits under workmen's compensation laws and unemployment compensation laws to the extent permitted by such laws.

2.6  Instruments Giving Certain Powers and Rights.
     --------------------------------------------

     At the Closing, Seller shall, by appropriate instrument, constitute and appoint Purchaser, its successors and assigns, the true and lawful attorney of Seller with full power of substitution, in the name of Purchaser, or the name of Seller, on behalf of and for the benefit of Purchaser, to collect all accounts receivable and/or vendor receivables and other items being transferred and assigned to Purchaser as provided herein, to endorse, without recourse, any and all checks in the name of Seller the proceeds of which Purchaser is entitled to hereunder, to institute and prosecute, in the name of Seller or otherwise, all proceedings which Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets, to defend and compromise any and all actions, suits and proceedings in respect of any of the Purchased Assets, and to do all such acts and things in relation thereto as Purchaser may deem advisable. Seller agrees that the foregoing powers are coupled with an interest and shall be irrevocable by Seller, directly or indirectly, by the dissolution of Seller or in any manner or for any reason. Seller further agrees that Purchaser shall retain for its own account any amounts collected pursuant to the foregoing powers, and Seller shall pay or transfer to Purchaser, if and when received, any amounts which shall be received by Seller after the Closing in respect of any such receivables or other assets, properties, rights or business to be transferred and assigned to Purchaser as provided herein. Seller further agrees that, at any time or from time to time after the Closing, it will, upon the request of Purchaser and at Seller's expense, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged or delivered, all such further reasonable acts, assignments, transfers, powers of attorney or assurances as may be required in order to further transfer, assign, grant, assure and confirm to Purchaser, or to aid and assist in the collection or granting of possession by Purchaser of, any of the Purchased Assets, or to vest in Purchaser good and marketable title to the Purchased Assets.

     To the extent that any assignment does not result in a complete transfer of the contracts to Purchaser because of a provision in any contract against Seller's assignment of any its right thereunder, Seller shall cooperate with Purchaser in any reasonable manner proposed by Purchaser to complete the acquisition of the contracts and Seller's rights, benefits and privileges thereunder in order to fulfill and carry out Seller's obligations under this Agreement. Such additional action may include, but is not limited to: (i) entering into a subcontract between Seller and Purchaser which allows Purchaser to perform Seller's duties under such contracts and to enforce Seller's rights thereunder; (ii) the sale of Seller's stock owned by Shareholders (and any other shareholder of Seller that is not party to this Agreement) to Purchaser on terms to which all parties may mutually agree in good faith to allow Purchaser to operate Seller as a wholly-owned subsidiary to enforce the contracts; or (iii) entering into a new multi-party agreement with such customers which allows Purchaser to perform Seller's obligations and enforce Seller's rights under the contracts.

                                       3.
                            ASSUMPTION OF LIABILITIES
                            -------------------------

3.1  Liabilities to be Paid Off at Closing or Assumed.
     ------------------------------------------------

     (a) At the Closing, Purchaser shall assume and pay off or discharge when due (and secure the release of Seller and all Shareholders from any and all personal liability or guaranty with respect to such obligations) the following:

          (i) Accounts payable incurred in the ordinary course of the Business, which accounts payable totaled $3,031,055.00 on September 30, 1998;

          (ii) Accrued commissions payable, salaries and wages and interest incurred in the ordinary course of business, which items totaled $297,744.00 on September 30, 1998;

          (iii)Unearned income in the amount of $95,000.00 as of September 30, 1998;

          (iv) A line of credit payable to Enterprise National Bank which provides for a maximum principal amount of $700,000, and the outstanding amount of which, as of September 30, 1998, is $424,926.00, which line of credit is collateralized by a security interest in Seller's receivables and inventory;

          (v)  Long  term  debt   (including   current   portion)   to   various
               institutions set forth on Exhibit S attached hereto, the outstanding amount of which, as of September 30, 1998, is $1,727,703.00.

          The Assumed Liabilities to be assumed as set forth in Sections 3.1(a)(i) through (v) as may be incurred, increased or decreased since September 30, 1998 to the Pro Forma Balance Sheet for operations in the ordinary course of business or any other transaction permitted by this Agreement, and subject to the satisfaction of the Net Asset Amount requirement set forth in Section 4.1(d) as of the Closing Date.

     (b) It is the parties' intent that Purchaser shall pay off at Closing, or assume and pay off or discharge when due, all obligations of Seller set forth in Section 3.1(a) above for which any Shareholder has personal liability and Purchaser agrees to use its best efforts to secure the release of any Shareholder from such personal guaranty after the Closing if such releases are not secured prior to Closing.

3.2  Executory Contracts.
     -------------------

     At the Closing, Purchaser shall assume and pay, perform and discharge when due the following:

     (a) All the obligations and liabilities of Seller arising after the Closing under the contracts described in Section 2.4 and those other executory contracts and agreements described on Schedule 3.2(a); and

     (b) All future liabilities for merchandise in transit F.O.B. shipping point which has not been received and/or entered into inventory by Seller as of the Closing and for which no bill has been posted by Seller as of the Closing.

3.3  Excluded Liabilities.
     --------------------

     Notwithstanding anything in this Agreement to the contrary, Purchaser shall not assume or become responsible for any claim, liability or obligation of any nature whatsoever, whether known or unknown, accrued, absolute, contingent or otherwise (a "Liability") of Seller except the Assumed Liabilities. Without limiting the generality of the foregoing, the following are included among the Liabilities of Seller which Purchaser shall not assume or become responsible for (unless specifically included as Assumed Liabilities):

     (a) all Liabilities for any Taxes whether deferred or which have accrued or may accrue or become due and payable by Seller either prior to, on or after the Closing Date, including, without limitation, all Taxes and fees of a similar nature arising from the sale and transfer of the Purchased Assets to Purchaser, except to the extent such liability is assumed under Section 3.1(a) and as reflected on the Pro Forma Balance Sheet;

     (b) all Liabilities and obligations to directors, officers, employees or agents of Seller, including, without limitation, all Liabilities and obligations for wages, salary, bonuses, commissions, vacation (except as set forth in Section 3.1(a)(vi)) or severance pay, profit sharing or pension benefits, and all Liabilities and obligations arising under any bonus, commission, salary or compensation plans or arrangements, accruing prior to or on the Closing Date, except to the extent such liability is assumed under Section 3.1(a) and as reflected on the Pro Forma Balance Sheet.

     (c) all Liabilities and obligations with respect to unemployment compensation claims and workmen's compensation claims and claims for race, age and sex discrimination or sexual harassment or for unfair labor practice based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted by any of Seller's employees, prior to, on or after the Closing Date;

     (d) all Liabilities of Seller to third parties for personal injury or damage to property based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted by any third party prior to, on or after the Closing Date;

     (e) all Liabilities and obligations of Seller arising under or by virtue of federal, state or local environmental laws based on or arising from occurrences, circumstances or events, or exposure to conditions, existing or occurring prior to the Closing Date and for which any claim may be asserted prior to, on or after the Closing Date;

     (f) all Liabilities of Seller including any costs of attorneys' fees incurred in connection therewith, for litigation, claims, demands or governmental proceedings arising from occurrences, circumstances or events, or exposure to conditions occurring or existing prior to the Closing Date;

     (g) all Liabilities based on any theory of liability or product warranty with respect to any product manufactured or sold prior to the Closing Date and for which any claim may be asserted by any third party, prior to, on or after the Closing Date;

     (h) all attorneys' fees, accountants or auditors' fees, and other costs and expenses incurred by Seller and/or Shareholders in connection with the negotiation, preparation and performance of this Agreement or any of the transactions contemplated hereby;

     (i) all Liabilities of Seller in connection with the Excluded Assets, including but not limited to, notes payable of $85,000.00 and $48,000.00, respectively, relating to the asset purchase transaction with Datacom, Inc.;

     (j) any Liabilities of Seller with respect to any options, warrants, agreements or convertible or other rights to acquire shares of its capital stock of any class;

     (k) any Liabilities of Seller incurred incident to any indemnification for the breach of any representations, warranties, covenants or other agreements made by Seller under any of the asset purchase, stock, reorganization or other legal transaction set forth in Disclosure
          Schedule 2.2(q);

     (l) all other debts, Liabilities, obligations, contracts and commitments (whether direct or indirect, known or unknown, contingent or fixed, liquidated or unliquidated, and whether now or hereinafter arising) arising out of or relating to the ownership, operation or use of any of the Purchased Assets on or prior to the Closing Date or the conduct of the Business of Seller prior to the Closing Date, except only for the liabilities and obligations to be assumed or aid, performed or discharged by Purchaser constituting the Assumed Liabilities.

          Seller shall pay all of its respective liabilities not being assumed hereunder by Purchaser within the customary time for payment of such liabilities.

          It is the intent of the parties that upon Closing, all employees of Seller involved in the Business will be terminated by Seller and Purchaser will extend offers of employment to such individuals.


                                       4.
                     CONSIDERATION FOR THE PURCHASED ASSETS
                     --------------------------------------

4.1  Purchase Price for the Purchased Assets.
     ---------------------------------------

     Subject to the other terms of this Agreement, the Purchase Price for the Purchased Assets shall be the sum of:

     (a)  Nine Million Dollars ($9,000,000.00);

     (b)  The liabilities assumed or paid off at Closing under Section 3.1; and

     (c)  Any amount that may be paid pursuant to Section 4.5.

     The sum of the items contained in Sections 4.1(a),(b) and (c) above shall be adjusted by the amounts determined under Sections 4.1(d) and (e).

     (d) If the Net Asset Amount of Seller as of the Closing Date as shown on the ProForma Balance Sheet is less than $182,500.00, the Purchase Price shall be decreased on a dollar-for-dollar basis to the extent of such deficit. If the Net Asset Amount of Seller as of the Closing Date as shown on the Pro Forma Balance Sheet is greater than $182,500.00, the Purchase Price shall be increased on a dollar-for-dollar basis to the extent of such excess. The determination of the Net Asset Amount shall be made in the manner provided for in Section 5.1 hereof.

     (e) During the calendar year 1998, if Seller's Pro Forma EBIT for the period January 1, 1998 through the Closing Date and Purchaser's Access/Memphis Division's EBIT from its operations, from the Closing Date to December 31, 1998 is less than Two Million Three Hundred Fifty Thousand Dollars ($2,350,000.00) in the aggregate, the Purchase Price shall be decreased on a dollar-for-dollar basis equal to the difference between Two Million Three Hundred Fifty Thousand Dollars ($2,350,000.00) and the total of such Pro Forma EBIT. In the event that Seller's Pro Forma EBIT and Purchaser's Access/Memphis Division's Pro Forma EBIT for the applicable periods is greater than Two Million Three Hundred Fifty Thousand Dollars ($2,350,000.00) in the aggregate, no increase to the Purchase Price shall be made under this Section 4.1(e). The determination of Seller's Pro Forma EBIT and Purchaser's Access/Memphis Division's Pro Forma EBIT shall be made in the Manner provided for in Section 5.2 hereof.

4.2  Payment of the Purchase Price for The Purchased Assets.
     ------------------------------------------------------

     Subject to the conditions, covenants, representations and warranties hereof, at Closing, Purchaser shall deliver:

     (a) By certified or bank cashier's check or by wire transfer to Seller, the amount of One Million Five Hundred Fifteen Thousand Three Hundred Seventy-Eight Dollars ($1,515,378.00), Which amount is an advance payment by Purchaser to Seller for a portion of the amount projected in good faith by the parties to be owed by Purchaser to Seller pursuant to the provisions of Section 4.1(d), which advance payment shall be credited against the amount ultimately determined to be owed to Seller by Purchaser, to the extent applicable, pursuant to the provisions of Section 5. 1 upon the conclusion of the determination of the Net Asset Amount; and

     (b) By Purchaser's promissory note in the amount of Seven Million Dollars ($7,000,000.00), which promissory note shall bear Interest at the rate of six and three quarter percent (6.75%). The principal of said note and all accrued interest thereon shall be due on January 4, 1999. Such note shall be secured by Purchaser's irrevocable stand-by letter of credit from Deutsche Bank to Seller, as beneficiary. A copy of said note is attached hereto as Exhibit H. A copy of said stand-by letter of credit is attached hereto as Exhibit I.

     (c)  The Assumed Liabilities assumed or paid off under Section 3.1; and

     (d) Thirty-Eight Thousand Eight Hundred Eighty-Five (38,885) shares of the common stock of Purchaser, which common shares shall be issued to Seller on January 4, 1999. Incident to the issuance of such shares, Seller shall execute such documentation containing such representations concerning the holding of Purchaser's shares, including that Seller is able to bear the economic risk of holding the shares to be delivered hereunder for the period required by applicable federal securities laws because such shares will not have been registered under the Securities Act of 1933 and therefore cannot be sold unless they are subsequently registered under the Act or an exemption from registration is available. The form of the documentation to be executed by Seller incident to the issuance of these shares is attached hereto as Exhibit J.

     (e) The remaining sum of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) as may be adjusted as set forth in Sections 5.1 or 5.2, shall be payable pursuant to the terms of Purchaser's subordinated promissory note. The note shall bear interest at the prime rate of Chase Manhattan Bank as of the date of Closing. The principal of the note shall be payable in two (2) equal annual installments with the first principal payment commencing on the first annual anniversary of the Closing and the remaining principal payment being due on the second annual anniversary date of the Closing. Interest on the unpaid principal balance of the note shall be paid quarterly with the first interest payment being due and payable ninety
          (90) days from Closing. Such note and all obligations of Purchaser thereunder will be subordinated and made junior in right of payment to the extent and in the manner provided in a Subordination Agreement to be executed between Deutsche Financial Services Company and Purchaser and Seller. A copy of said note is attached hereto as Exhibit K. Such note shall be subordinate to Purchaser's lender pursuant to the terms of a Subordination Agreement in the form attached hereto as Exhibit L.

4.3  Piggyback Registration.
     ----------------------

4.3.1 Definitions.
     ------------

     For purposes of this Section, the following terms shall, unless the context otherwise requires, have the following meanings:

     (a) "Piggyback Registration" means any registration of securities of Purchaser (or any successor thereto) under the Securities Act of 1933, as amended (other than a registration on Form S-3 relating to a Dividend Reinvestment Plan, S-4 or S-8); provided, however, a Piggyback Registration does not include any registration of securities of Purchaser on behalf of The Computer Supply Store, Inc. or any successor of The Computer Supply Store, Inc. pursuant to its demand registration rights under Section 2 of the Registration Rights Agreement dated March 14, 1996;

     (b) "Registrable Securities" means the common stock of Purchaser issued to Seller pursuant to Section 4.2(d) of this Agreement (and any shares of common stock issued to Seller as a result of any stock split, stock dividend, recapitalization or reorganization involving such additional shares of common stock); provided, however, shares of common stock will cease to be Registrable Securities when such shares have been sold to the public in an offering registered under the Securities Act of 1933, as amended, or in a transaction effected in accordance with Rule 144 promulgated under the Securities Act of 1933, as amended;

     (c) "Cutback Registration" or "Right to Eliminate Registration" means any registration in which the underwriter or underwriters managing such registration advise Purchaser and Purchaser in turn notifies in writing the holders of Registrable Securities requested to be included therein, that marketing factors require a limitation of the number of shares of common stock to be underwritten in such registration or a complete elimination of any shares of common stock to be underwritten in such registration relating to the Registrable Securities.

4.3.2 Piggyback Registration Rights.
     ------------------------------

     (a) If Purchaser at any time within three (3) years of the Closing Date proposes to register any of its securities under the 1933 Act on a form which permits inclusion of the shares of common stock held by Seller (the "Shares") (or stock into which such Shares may be convertible upon such public offering), it shall promptly each such time give written notice to Seller of its intention to do so, and, upon the written request, given within twenty (20) days after receipt of any such notice, of Seller to register any Shares, Purchaser shall as soon as practicable thereafter cause all such Shares specified by Seller to be registered under the 1933 Act, to the extent requisite to permit the sale or other disposition by Seller of such Shares so registered.

     (b)  Whenever  Purchaser  is under an  obligation  hereunder  to effect the
          registration   of  any  of  its   securities,   Purchaser   shall,  as
          expeditiously as practicable:

          (i) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to remain effective;

          (ii) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement whenever Seller shall desire to sell or dispose of the same;

          (iii)Furnish to Seller such number of copies of the prospectus contained in such registration statement, including any preliminary prospectus, in conformity with the requirements of the 1933 Act and such other documents as Seller may reasonably request in order to facilitate the public sale or other disposition of such securities;

          (iv) Use every reasonable effort to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriters of such public offering, if any, shall request and do any and all other acts of things which may be necessary to enable Seller to consummate the public sale or other disposition in such jurisdictions of such securities; and

          (v) Before filing the registration statement or prospectus of amendments or supplements thereto, with the Securities and Exchange Commission, furnish Seller's counsel with copies of all such documents proposed to be filed, the portions of which documents pertaining to Seller and its Shares shall be subject to the reasonable approval of such counsel;

               provided,  however,  that  Purchaser  shall  not in any  event be
               --------   -------
               required to use its best efforts to maintain the effectiveness of any such registration statement for a period in excess of one-hundred eighty (180) days.

     (c)  Seller shall pay its pro-rata  share (based on the number of Shares it
                               --- ----
          is selling pursuant to the registration statement in relation to the total number of shares of Purchaser's common stock being sole pursuant thereto) of all expenses incurred in effecting the registrations provided for herein, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Purchaser, underwriting expenses and commissions, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions.

     (d) (i) In the event of any registration of any of its securities under the 1933 Act pursuant hereto, Purchaser shall indemnify and hold harmless the Seller and any affiliate thereof against any losses, claims, damages or liabilities, joint or several, to which such Seller or affiliate may become subject under the 1933 Act or any other statute or common law, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and shall reimburse Seller or affiliates, for any legal or other expenses reasonably incurred by Seller or affiliate, in connection with investigating or defending any such loss, damage, liability or action; provided, however, that

               Purchaser shall not be liable to any Seller or affiliate, in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statements or alleged omission made in such registration statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to Purchaser by Seller or affiliate for use therein, or upon such statement or omission therein based on the authority of an expert within the meaning of that term as defined in the 1933 Act (but only if Purchaser had no reasonable ground to believe, and did not believe, that the statements made on the authority of an expert were untrue or that there was an omission to state a material fact).

          (ii) Seller shall indemnify and hold harmless Purchaser any affiliate thereof against any losses, claims, damages, or liabilities, joint or several, to which any such Purchaser or affiliate may become subject under the 1933 Act or any other statute or at common law, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the 1933 Act at the request of Seller, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any such securities being registered, or any amendment or supplement thereto, or (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in the case of (1) or (2) to the extent, but only to the extent, that such alleged untrue statement, preliminary summary prospectus, prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Purchaser by Seller for use therein, and then only to the extent that such alleged untrue statements or alleged omissions by Seller were not based on the authority of an expert (within the meaning of that term as defined in 1933 Act) as to which Seller had no reasonable ground to believe, and did not believe, that the statements made on the authority of such expert were untrue or that there was an omission to state a material fact.

          (iii)Notwithstanding anything contained herein to the contrary, the indemnity contained in subparagraphs (i) and (ii) above shall remain in full force and effect regardless of any investigation made by or on behalf of Seller or affiliate thereof in the case of subparagraph (i) and regardless of any investigation made by or on behalf of Purchaser or affiliate thereof in the case of subparagraph (ii), and such indemnity shall survive the Closing Date and any subsequent transfer of such securities by Seller of affiliate.

     (e)  If

          (i)  Seller requests registration of any of its Shares under paragraph
               (1) above, and

          (ii) the offering proposed to be made is to be an underwritten public offering, and

          (iii)the managing underwriters of such public offering furnish a written opinion that the total amount of securities to be included in such offering would exceed the maximum amount of securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such securities;

               then the rights of Seller, the holders of other securities having the right to include such securities in such registration and Purchaser to participate in such offering shall be in the following order of priority:

               First: Seller and the person(s) (including Purchaser in the case of a primary offering) requesting such registration shall be entitled to participate pro rata among themselves in accordance with the number of shares of Purchaser's common stock which Seller and such person(s) shall request to be registered; and then

               Second: Purchaser (if the offering is not a primary offering) and all holders of other securities having the right to include such securities in such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them and Purchaser.

               No securities of Purchaser (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition in a transaction which would require registration under the 1933 Act until the expiration of 180 days after the effective date of the registration statement in which the Shares were included pursuant to paragraph (a) above or such earlier time consented to by the managing underwriters.

4.3.3Notwithstanding  anything  contained  herein to the contrary,  in the event that the underwriter or underwriters managing such registration would advise Purchaser and Purchaser would in turn notify in writing the holders of Registrable Securities that a Cutback Registration or Right to Eliminate Registration has been implemented, Seller shall have no rights under this Agreement against Purchaser, its officers, directors, shareholders or affiliates or the underwriter or underwriters managing such registration and Seller shall indemnify and hold harmless PCR and/or the underwriter or underwriters managing such registration from any loss, damage, liability or deficiency and any and all related costs and expenses (including reasonable legal and accounting fees) arising out of, directly or indirectly, the underwriter or underwriters managing such registration determination to implement either a Cutback Registration or a Right to Eliminate Registration as it pertains to The Piggyback Registration rights granted to Seller hereunder.

4.4  Allocation of Purchase Price.
     ----------------------------

     The Purchase Price to be paid to Seller hereunder, including the liabilities assumed or paid by Purchaser pursuant to Section 3.1, shall be allocated as set forth on Exhibit M attached hereto. Seller, Shareholders and Purchaser agree that each shall act in a manner consistent with such allocation in (a) filing Internal Revenue Form 8594; and (b) in paying sales and other transfer taxes in connection with the purchase and sale of assets pursuant to this Agreement.

4.5  Potential Adjustment to Purchase Price.
     --------------------------------------

     If the earnings before interest and taxes ("EBIT") of the Purchaser's Access/ Memphis Division during any of fiscal years 1999 (January 6, 1999 to January 5, 2000), 2000, 2001 or 2002 exceed the applicable EBIT threshold for such year set forth below:

                           Fiscal 1999 -    $1,975,000.00
                           Fiscal 2000 -    $2,225,000.00
                           Fiscal 2001 -    $2,475,000.00
                           Fiscal 2002 -    $2,725,000.00

     Purchaser shall pay Seller, by bank check or wiring within ninety (90) days following the end of the fiscal year, an amount equal to fifty-five percent (55%) of the EBIT of Purchaser's Access/Memphis Division in excess of the EBIT Threshold for the applicable year or Portion thereof, subject to a cumulative limitation of Six Million Dollars ($6,000,000.00) during such aggregate period. Any EBIT shortfall in any year shall not be offset against any excess EBIT in any subsequent year(s) hereunder, it being the intent of the parties that the EBIT Threshold set forth herein shall apply to each applicable year separately, subject, however, to the cumulative limitation of Six Million Dollars ($6,000,000.00) during such aggregate period. Such cash payment by the Purchaser shall be additional Purchase Price which will be added to the good will allocation of the Purchase Price. Commencing on the later of January 6, 1999 or the installation of the Astea accounting system at Purchaser's Access/Memphis Division, a 1.5% MAS royalty fee on gross sales by the Purchaser's Access/ Memphis Division shall be made incident to said determination. For each subsequent year described above in this paragraph for which the Purchaser may be required to pay additional Purchase Price, the parties shall, in good faith, agree upon a MAS royalty fee to be charged hereunder based on the level of services and support being provided by the Purchaser to its Access/Memphis Division. Provided, however, such MAS royalty fee shall be 1.5% if the parties are unable to come to an agreement for each subsequent year. For purposes of this Section, the term "Access/Memphis Division" shall be defined as the Business acquired from Seller, whether operated solely, or in part, in Purchaser and/or any subsidiary, Affiliate or successor of Purchaser.

     For purposes of this Section, the term "EBIT" shall mean the net income before taxes and before interest expense of the Purchaser's Access/Memphis Division during the applicable period. The EBIT shall be determined by the internally-generated financial statements of Purchaser determined in the manner set forth above in accordance with generally accepted accounting principles, consistently applied, provided that no effect shall be given to any increase in the amounts of depreciation, amortization or other expense or deduction taken on tangible or intangible assets of Purchaser, if such increase is attributable to a revaluation of such assets incident to their acquisition pursuant to the terms of this Agreement. Said determination of EBIT shall be subject to verification as described below. In addition, for purposes of determining EBIT for any particular year, except as noted above, no item of income or expense will be allocated by the Purchaser to Purchaser's Access/Memphis Division unless such items are reasonably calculated to contribute to the increase in profits of such Access/Memphis Division, it being the intent of the parties that the Purchaser shall exercise the utmost good faith with respect to allocations of income and expense to Purchaser's Access/Memphis Division. Incident to the determination of EBIT of Purchaser's Access/Memphis Division, no compensation of any executive or other employee of Purchaser or its affiliates who do not work directly for Purchaser's Access/Memphis Division shall be allocated to such division. Any payment made to Seller pursuant to this Section 4.5 shall not be charged against the EBIT for any year.

     The determination of EBIT shall include any current accounts of Seller that Purchaser may contribute, assign or move to another of its divisions or one of its subsidiaries, including but not limited to those current accounts set forth on Schedule 4.5. No current account of Seller shall be removed from the Access/Memphis Division without the Consent of Seller, and no current account of PCR shall be removed from PCR to the Access/Memphis Division without the consent of PCR.

     Within ninety (90) days after the end of each fiscal year or period described herein, Purchaser will deliver to Seller a copy of the report of EBIT prepared by Purchaser for the subject period along with any supporting documentation reasonably requested by Seller. Within thirty (30) days following delivery to Seller of such report, Seller shall have the right to object in writing to the results contained in such determination. If timely objection is not made by the Seller to such determination, such determination shall become final and binding for purposes of this Agreement. If timely objection is made by Seller to Purchaser and Seller and Purchaser are able to resolve their differences in writing within thirty (30) days following the expiration of the thirty-day (30-day) period, then such determination shall become final and binding as it regards to this Agreement. If timely objection is made by Seller to Purchaser and Seller and Purchaser are unable to resolve their differences in writing within thirty (30) days following the expiration of the thirty-day (30-day) period, then all disputed matters pertaining to the report shall be submitted to and reviewed by an arbitrator (the "Arbitrator") which shall be an independent accounting firm selected by Purchaser and Seller. If Purchaser and Seller are unable to agree promptly on an accounting firm to serve as the Arbitrator, each shall select by no later than the 30th day following the expiration of the sixty-day (60-day) period, an accounting firm, and the two selected accounting firms shall be instructed to select promptly another independent accounting firm, such newly selected firm to serve as the Arbitrator. The Arbitrator shall consider only the disputed matters pertaining to the determination and shall act promptly to resolve all disputed matters, and its decision with respect to all disputed matters shall be final and binding upon Seller and Purchaser. Expenses of the Arbitration (including reasonable attorney and accounting fees) shall be borne one-half (1/2) by Purchaser and one-half (1/2) by Seller.

4.6  Certain Closing Expenses.
     ------------------------

     Except as set forth below, Seller shall be responsible for and shall pay all federal, state and local sales tax (if any), documentary stamp tax and all other duties, or other like charges properly payable upon and in connection with the conveyance and transfer of the Purchased Assets by Seller to Purchaser. Seller shall reimburse Purchaser for the cost of the standby Letter of Credit referenced in Section 4.2(b), which amount will be deducted from the interest payable to Seller by Purchaser under Section 4.2(b). Purchaser shall be responsible for and shall pay all sales tax, if any, properly payable in connection with the conveyance and transfer of all motor vehicles by Seller to Purchaser hereunder.

                                       5.
                            POST-CLOSING ADJUSTMENTS
                            ------------------------

5.1 Within thirty (30) days after the Closing (the "Post Closing Date"), the Seller will deliver to Purchaser a copy of the Pro Forma Balance Sheet prepared by the Seller along with any supporting documentation reasonably requested by Purchaser reflecting the Net Asset Amount as of the Closing which shall be defined as the total of the Purchased Assets less the total of the Assumed Liabilities, as reflected on the Pro Forma Balance Sheet (the "Net Asset Report"). The Pro Forma Balance Sheet shall be prepared using the same accounting methods, policies, practices and procedures, with consistent classifications, judgments, estimations and methodologies as used in the preparation of the September 30, 1998 audited Balance Sheet and the September 30, 1998 Pro Forma Balance Sheet. Within fifteen (15) days following delivery to Purchaser of the Net Asset Report, Purchaser shall have the right to object in writing to the results contained therein. If timely objection is not made by Purchaser to the Net Asset Report, the Net Asset Report shall become final and binding for purposes of this Agreement. If timely objection is made by Purchaser to the Net Asset Report, and Seller and Purchaser are able to resolve their differences in writing within ten
     (10) days following the expiration of such fifteen (15) day period, then the Net Asset Report as resolved shall become final and binding as it relates to this Agreement. If timely objection is made by Purchaser to the Net Asset Report and Seller and Purchaser are unable to resolve their differences in writing within such ten (10) day period, then all disputed matters pertaining to the Net Asset Report shall be submitted to and reviewed by an arbitrator (the "Arbitrator") which shall be an independent accounting firm selected by Seller and Purchaser. If Purchaser and Seller are unable to agree promptly on the accounting firm to serve as the Arbitrator, each shall select by not later than the seventh (7th) day following the expiration of the Net Asset Report objection period, an nationally recognized accounting firm, and each selected accounting firm shall be instructed to jointly select promptly another nationally recognized accounting firm, such third accounting firm shall serve as the Arbitrator. The Arbitrator shall consider only the disputed matters pertaining to the determination and shall act promptly and fairly to resolve all disputed matters and its decision with respect to all disputed matters shall be final and binding upon Seller and Purchaser. The expenses of the arbitration (including reasonable attorney and accounting fees) shall be borne one-half (1/2) by Purchaser and one-half (1/2) by Seller. If the Net Asset Amount (as shown on the Net Asset Report) is less than $182,500.00, the Purchase Price to be paid to Seller shall be decreased on a dollar-for-dollar basis for such difference by first repaying to Purchaser by certified or cashier's check or wire transfer the advance payment made by Purchaser to Seller at Closing against the Net Asset Amount determination as set forth in Section 4.2(a) and then by decreasing the face amount of the subordinated promissory note as set forth in Section 4.2(e), if necessary, and if the decrease is in excess of the advance payment and the face amount of the subordinated promissory note, such additional amount equal to the excess shall be paid immediately by Seller to Purchaser by certified or cashier's check or wire transfer on the date of the resolution of this determination. If the Net Asset Amount (as shown on the Net Asset Report) is greater Than $182,500.00, the Purchase Price to be paid to Seller shall be increased on a dollar-for-dollar basis for such excess. In the event such excess is greater than the advance payment made by Purchaser to Seller under Section 4.2(a), any additional amount owing shall be paid immediately by Purchaser to Seller by certified or cashier's check or wire transfer on the date of the resolution of this determination. In the event the increase in Purchase Price is less than the amount of the advance payment made under Section 4.2(a) by Purchaser to Seller, the difference between the amount of the advance payment paid to Seller at Closing and the amount that Seller is entitled to pursuant to this provision, shall be repaid to Purchaser by Seller by certified or cashier's check or wire transfer on the date of the resolution of this determination.

5.2 Within ninety (90) days after December 31, 1998, Seller will deliver to Purchaser a determination of Seller's Pro Forma EBIT prepared by Seller's Accountant for the period commencing January 1, 1998 and ending on the Closing Date along with any supporting documentation reasonably requested by Purchaser. Seller's Pro Forma EBIT shall be prepared using the same accounting methods, policies, practices and procedures, with consistent classifications, judgments, estimations and methodologies as used in the preparation of the September 30, 1998 audited Balance Sheet and the September 30, 1998 Pro Forma Balance Sheet. Purchaser will deliver to Seller a determination of the Access/Memphis Division's Pro Forma EBIT prepared by Purchaser for the period commencing on the Closing Date and ending December 31, 1998 along with any supporting documentation reasonably requested by Seller. Within fifteen (15) days following delivery of such reports, the parties shall have the right to object in writing to the results contained in such determination. If timely objection is not made by either party of such determination, such determination shall become final and binding. If timely objection is made by either party, and Purchaser and Seller are able to resolve their differences in writing within ten (10) days following the expiration of the Pro Forma EBIT objection period, then such determination as resolved shall become final and binding as it relates to this Agreement. If timely objection is made by either party, and Seller and Purchaser are unable to resolve their differences in writing within ten (10) days following the expiration of the Pro Forma EBIT objection period, then all disputed matters relating to the report shall be submitted to and reviewed by an Arbitrator according to the process and procedure set forth in Section 5.1 above. The expenses of the arbitration (including reasonable attorney and accounting fees) shall be borne one-half by Purchaser and one-half by Seller. Any net reduction in the Purchase Price as a result of said adjustment shall be made in the manner set forth in Section 4.1(e) and shall be reflected by decreasing the face amount of the note set forth in Section 4.2(e).

                                       6.
                              EMPLOYMENT AGREEMENTS
                              ---------------------

6.1  Employment Agreements of Shareholders.
     -------------------------------------

     At Closing, Purchaser shall enter into an Employment Agreements with M. Putman, P. Bishop, Gregory Livingston and Phillip Qualls. Copies of said Employment Agreements are attached hereto and made a part hereof as Exhibits N, N-1, N-2 and N-3.

                                       7.
                       COVENANT NOT TO COMPETE AGREEMENTS
                       ----------------------------------

7.1  Covenant Not to Compete Agreements of Seller and Shareholders.
     -------------------------------------------------------------

     At Closing, Seller and each Shareholder shall enter into Covenant Not to Compete Agreements with Purchaser. Copies of said Covenant Not to Compete Agreements are attached hereto and made a part hereof as Exhibits O, O-1, O-2, and O-3.

7.2 As an express condition of this Agreement, certain shareholders of Seller who are not parties to this Agreement, specifically, Gregory Livingston, Phillip Qualls and Robert Hendry shall enter into covenant not to compete agreements in the form of Exhibits O-4, O-5 and O-6, respectively, attached hereto and made a part hereof.

                                       8.
                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------
                                AND SHAREHOLDERS
                                ----------------

     Except as set forth in the Disclosure Schedule attached hereto, Seller and Shareholders, jointly and severally, represent and warrant to Purchaser that the following statements are true and correct as of the date hereof:

8.1  Organization, Good Standing, Qualification and Power of Seller.
     --------------------------------------------------------------

     Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has the corporate power and authority to own, lease and operate the Purchased Assets and to conduct the Business currently being conducted by it. The Seller is duly qualified and validly existing in Tennessee and in good standing in each of the other jurisdictions in which it is required by the nature of its business or the ownership of its properties to so qualify. Seller has no subsidiaries. The Disclosure Schedule correctly lists, with respect to the Seller, each jurisdiction in which it is qualified to do business as a foreign corporation.

8.2  Capitalization.
     --------------

     The authorized capitalization of the Seller consists solely of One Thousand (1,000) shares of no par common stock, of which five hundred sixty-eight
     (568) shares representing one hundred percent (100%) of the issued stock are currently owned in the manner set forth in Disclosure Schedule, are fully paid and nonassessable and have not been issued in violation of the preemptive rights of any person. Except as set forth in Disclosure
     Schedule, Seller is not obligated to issue or acquire any of its securities, nor has it granted options or any similar rights with respect to any of its securities.

8.3  Authority to Make Agreement.
     ---------------------------

     Seller and each Shareholder have the full legal power and authority to enter into, execute, deliver and perform their respective obligations under this Agreement and each of the other agreements, instruments and other instruments to be delivered incident hereto ("Other Seller Documents"). This Agreement and the Other Seller Documents have been duly and validly executed and delivered by Seller and each Shareholder, and are the legal and binding obligation of each of them, enforceable in accordance with their respective terms, subject to principles of equity, bankruptcy laws, and laws affecting creditors' rights generally. Seller has taken all necessary action (including action of its Board of Directors and Shareholders) to authorize and approve the execution and delivery of this Agreement and the Other Seller Documents, the performance of its obligations thereunder and the consummation of the transactions contemplated thereby.

8.4  Existing Agreements, Governmental Approvals and Permits.
     -------------------------------------------------------

     (a) The execution, delivery and performance of this Agreement and the Other Seller Documents by Seller, the sale, transfer, conveyance, assignment and delivery of the Purchased Assets to Purchaser as contemplated in this Agreement, and the consummation of the other transactions contemplated thereby: (i) do not violate any provisions of law, statute, ordinance or regulation applicable to Seller, any Shareholder or the Purchased Assets, (ii) (except for Seller's secured creditors set forth in Section 3.1, whose consent shall be obtained prior to Closing and except as set forth in Disclosure Schedule), will not conflict with, or result in the breach or termination of any provision of, or constitute a default under (in each case whether with or without the giving of notice or the lapse of time or both) the Articles of Incorporation or Bylaws of Seller or any indenture, mortgage, lease, deed of trust, or other instrument, contract or agreement or any license, permit, approval, authority, or any order, judgment, arbitration award, or decree to which Seller or any Shareholder is a party or by which Seller or any Shareholder or any of their assets and properties are bound (including, without limitation, the Purchased Assets), and (iii) will not result in the creation of any encumbrance upon any of the properties, assets, or Business of Seller or of any Shareholder. Neither Seller, nor any Shareholder, nor any of their assets or properties (including, without limitation, the Purchased Assets) is subject to any provision of any mortgage, lease, contract, agreement, instrument, license, permit, approval, authority, order, judgment, arbitration award or decree, or to any law, rule, ordinance, or regulation, or any other restriction of any kind or character, which would prevent Seller or any Shareholder from entering into this Agreement or any of the Other Seller Documents or from consummating the transactions contemplated thereby.

     (b) Neither Seller nor any Shareholder is a party to, subject to or bound by any agreement, judgment, award, order, writ, injunction or decree of any court, governmental body or arbitrator which would prevent the use by Purchaser of the Purchased Assets in accordance with present practices of Seller after the Closing Date or which, by operation of law, or pursuant to its terms, would be breached, terminate, lapse or be subject to termination or default under (in each case whether with or without notice, the passage of time or both) upon the consummation of the transactions contemplated in this Agreement.

     (c) No approval, authority or consent of, or filing by Seller with, or notification to, any foreign, federal, state or local court, authority or governmental or regulatory body or agency or any person is necessary to authorize the execution and delivery of this Agreement or the Other Seller Documents by Seller or any Shareholder, the sale, transfer, conveyance, assignment and delivery of the Purchased Assets to Purchaser, or the consummation of the other transactions contemplated thereby, or to continue the use and operation of the Purchased Assets by Purchaser after the Closing Date.

8.5  Financial Statements.
     --------------------

     (a) Copies of the Financial Statements are attached to the Disclosure Schedule. Each of the Financial Statements are true and complete in all material respects and were prepared in accordance with generally accepted accounting principles (except for the Pro Forma Balance Sheet of Seller which will be prepared as set forth in Section 5.2) applied on a consistent basis throughout the periods indicated (except as noted on such Financial Statements) and fairly present in all material respects the financial position and condition of the Seller as of the respective dates thereof and the results of its operation and changes in financial position for the respective periods then ended.

     (b) Except to the extent reflected, reserved against, or disclosed on the Pro Forma Balance Sheet, the Financial Statements, or the Disclosure Schedule, the Seller had, as of such date, no material liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, including without limitation, unfunded pension or other retirement plan liabilities and tax liabilities whether or not incurred in respect of or measured by the Seller's income, for any period prior to the date of said Financial Statements, or arising out of transactions entered into or any set of facts existing prior thereto. Except to the extent disclosed on the Disclosure Schedule, there exists no basis for the assertion against Seller, as of the date of the Financial Statements or the Pro Forma Balance Sheet, of any material liability of any nature or in any amount not fully reflected, reserved against, or disclosed in said Financial Statements or Pro Forma Balance Sheet.

8.6  Customers.
     ---------

     The Disclosure Schedule includes a correct list of the twenty-five (25) largest customers of the Seller by sales in dollars for each of the past two (2) years and the amount of business done by the Seller with each such customer for each year. Assuming that Purchaser continues to conduct the Business in the ordinary course consistent with Seller's prior practices generally and specifically with respect to Seller's current customers, Seller has no knowledge that any of the current customers of Seller will or intend to (a) cease doing business with the Seller; or (b) materially alter the amount of business they are presently doing with the Seller; or (c) not do business with the Purchaser after the Closing.

8.7  Intangible Property.
     -------------------

     The Disclosure Schedule includes an accurate list and summary description of all patents, franchises, distributorships, registered and unregistered trademarks, trade names and service marks, licenses, brand names and company lists and all applications for the foregoing, presently owned and/or held (as a licensee or otherwise) by the Seller. The Seller is not a licensor in respect to any patents, trade secrets, inventions, shop rights, know-how, trademarks, trade names, copyrights, or applications therefor. The Disclosure Schedule contains an accurate and complete description of such intangible property and the items of all licenses and other agreements relating thereto. All of the above-mentioned intangibles used in the Seller's Business are the sole property of the Seller, do not require the consent of or consent to any other person as a condition to their use or the transaction provided for herein and do not infringe upon the rights of others.

8.8  Significant Agreements.
     ----------------------

     The Disclosure Schedule contains an accurate and complete list of all contracts, agreements, licenses, instruments and understandings (whether or not in writing) to which the Seller is a party or is bound and that are material to the Business, assets, financial condition or results of operations of the Seller. Without limiting the generality of the foregoing, such list includes all such contracts, agreements, licenses and instruments:

     (a) Providing for payments of more than Five Thousand Dollars ($5,000.00) per year, other than purchase orders incurred in the ordinary course of business;

     (b) Providing for the extension of credit other than consistent with normal credit terms described in the Disclosure Schedule;

     (c) Limiting the ability of the Seller to conduct its Business or any other business or to otherwise compete in its or any other business, including as to manner or place;

     (d) Providing for a guarantee or indemnity by the Seller, including but not limited to any indemnification provided under any asset purchase agreement, stock purchase agreement, or other transaction that Seller is a party to;

     (e)  With any Affiliate of Seller;

     (f) With any labor union or employees' association connected with Seller's Business;

     (g) For the employment or retention of any director, officer, employee, agent, shareholder, consultant, broker or advisor of Seller or any other contract between Seller and any director, officer, employee, agent, shareholder, consultant or advisor which does not provide for termination at will by the Seller without further cost or other liability to the Seller as of or at any time after the Closing.

     (h) In the nature of a profit sharing, bonus stock option, stock purchase, pension, deferred compensation, retirement, severance, hospitalization, insurance or other plan or contract providing benefit to any person or former director, officer, employee, agent, shareholder, consultant, broker or advisor of Seller, or such person's dependents, beneficiaries or heirs;

     (i) In the nature of an indenture, mortgage, promissory note, loan or credit agreement or other contract relating to the borrowing of money or a line of credit by the Seller or relating to the direct or indirect guarantee or assumption by the Seller of obligations of others;

     (j) Leases or subleases with respect to any property, real, personal or mixed, in which the Seller is involved, as lessor or lessee; and

     (k) Distributorship Agreement(s) or License Agreement(s) with respect to any property which Seller has entered into as licensor.

     True and correct copies of all items so disclosed in the Disclosure Schedule have been provided or made available to Purchaser. Each of such items listed, or required to be listed, is a valid and binding obligation of the parties thereto enforceable in accordance with its terms, subject to principles of equity, bankruptcy laws, and laws affecting creditors' rights generally, and there have been no material defaults or claims of material default by the Seller and there are no facts or conditions that have occurred or that are anticipated to occur which, through the passage of time or the giving of notice, or both, would constitute a default by the Seller, or would cause the acceleration of any obligation of any party thereto or the creation of an Encumbrance upon any asset of the Seller. There are no material oral contracts, agreements or understandings made by any Shareholder, whether or not binding, material to the Seller, except such as have been disclosed in the Disclosure Schedule and for which an accurate summary description has been provided.

8.9  Inventory.
     ---------

     Except as specifically described on the Disclosure Schedule, all inventory is reflected on the September 30, 1998 Balance Sheet and at the Closing Date will consist of items of quality and quantity which are usable or saleable in the ordinary course of business of Seller in the conduct of its Business, and items of below standard quality and items not usable or saleable in the ordinary course of Seller's business have been written down in value in accordance with good business practices to estimated net realizable market value or adequate reserves have been provided therefor. The values at which the inventory are carried on the September 30, 1998 Balance Sheet reflect the normal valuation policy of Seller in setting inventory at the lower of cost or net realizable market values, all in accordance with generally accepted accounting principles. Except as set forth on the Disclosure Schedule, since September 30, 1998, the inventory of Seller has been maintained at normal and adequate levels for the continuation of the Business in its normal course. No change has occurred in such inventory which affects or will affect the usability or salability thereof, no write-downs or write-offs of the value of such inventory has occurred and no additional amounts have been reserved with respect to such inventories. The Disclosure Schedule lists the location of all inventory together with a brief description of the type and amount at each location.

8.10 Accounts Receivable and Vendor Receivables.
     ------------------------------------------

     All accounts receivable and vendor receivables of Seller which have arisen in connection with the Business or otherwise and which are reflected on the Financial Statements and all receivables which have arisen since September 30, 1998 through the Closing shall have arisen only from bonafide transactions in the ordinary course of business and represent valid, collectible and existing claims, net of any reserve as reflected on the September 30, 1998 Pro Forma Balance Sheet. Subject to customer credit, the payment of each account and vendor receivable will not be subject to any known defense, counterclaim condition (other than Seller's performance in the ordinary course of business) whatsoever. The Disclosure Schedule hereto accurately lists, as of the Closing Date, all receivables arising out of or relating to the Business, the amount owing and aging of such accounts receivable, the name of the party from whom such account receivable is owing, any security in favor of Seller for the repayment of such account receivable which Seller purports to have. Seller has delivered to Purchaser complete and correct copies of all instruments, documents and agreements evidencing such accounts receivable and of all instruments, documents or agreements (if any) creating security therefor.

8.11 Taxes.
     -----

     Except as to Taxes not yet due and payable, and except for Taxes the payment of which is being diligently contested in good faith and by proper proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles, and except as set forth in the Disclosure Schedule, Seller has filed all returns and reports that are now required to be filed by it in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon it, or its property, including unemployment, social security and similar taxes; and all of such taxes have been either paid or adequate reserves or other provision has been made therefor. Seller and Shareholders shall pay, without right of reimbursement from Purchaser, all of Seller and
     Shareholders'   income  Taxes  including  but  not  limited  to  any  Taxes attributable to any gain under Section 1374 of the Code, including any interest and penalties thereon, that relate to the activities of Seller through the Closing including this transaction, as due.

8.12 Title to Purchased Assets; Encumbrances.
     ---------------------------------------

     (a) With respect to all Purchased Assets sold, at the Closing Seller shall have good and marketable title to the Purchased Assets being acquired by Purchaser, free and clear of all Encumbrances whatsoever; immediately after the transfer of all the Purchased Assets being acquired by Purchaser from Seller, Purchaser will own all of said Purchased Assets free and clear of all Encumbrances whatsoever, whether perfected or unperfected; and, by way of illustration but not limitation, there are not any unpaid taxes, assessments or charges due or payable by Seller to any federal, state or local agency, or any obligations or liabilities or any unsatisfied judgments against, or, to the best of Seller's knowledge, any litigation or proceedings pending or threatened against Seller by Seller's employees, clients, customers, creditors, suppliers, or any other party (nor state of facts for any such obligation, liability, litigation or proceeding), that could become a claim, obligation, liability, lien or other charge of or against Purchaser or the Purchased Assets. To the best of knowledge of Seller, all of Seller's tangible and other operating assets used in the Business which are beingsold hereunder to Purchaser are, in all material respects, in good operating condition and repair, free of all structural, material or mechanical defects and conform with all applicable laws and regulations.

     (b) Except as otherwise specifically set forth herein, Seller is not a party to any contract, agreement, lease or commitment that would result in any claim, obligation, liability, lien or other charge against Purchaser or the Purchased Assets, and Purchaser is not obligated to assume the obligations under any contract, agreement, lease or commitment of Seller, except as specifically set forth herein.

8.13 Pending Actions.
     ---------------

     Seller has not been served with or received notice of any actions, suits, arbitrations, OSHA, EPA or other governmental violations, or any other proceedings or investigations, either administrative or judicial, strikes, lockouts or NLRB charges or complaints ("Actions and Disputes"). To the best of Seller's knowledge, there are no Actions or Disputes pending or threatened against or affecting (directly or indirectly) the Seller or its property or assets, nor are there any facts or conditions which exist which would give rise to any such Actions or Disputes which, if determined adversely to Seller, would have a material adverse effect upon Seller's Business.

8.14 Insurance.
     ---------

     The Disclosure Schedule contains an accurate and complete listing (showing type of insurance, amount, insurance company, annual premium and special exclusions)

     of all policies of fire, liability, worker's compensation and other forms of insurance owned or held by the Seller. All such policies are in full force and effect; are sufficient for compliance with all requirements of law and of all agreements to which the Seller is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage for the assets and operations of the Seller and will remain in full force and effect through the Closing. There are no outstanding requirements or recommendations by any insurance company that issued a policy with respect to any of the properties and assets of the Seller by any Board of Fire Underwriters or other body exercising similar functions or by any Governmental Entity requiring or recommending any repairs or other work to be done on or with respect to any of the properties and assets of the Seller or requiring or recommending any equipment or facilities to be installed on or in connection with any of the properties or assets of the Seller.

8.15 Status of Business.
     ------------------

     (a) Since September 30, 1998, the Business of the Seller has been operated only in the ordinary course, and, except as set forth in the Disclosure Schedule or permitted under Section 2.3 dealing with Excluded Assets, there has not been with respect to the Business:

          (i) Any material change in its condition (financial or other), assets, liabilities, obligations, business or earnings, except changes in the ordinary course of business, none of which in the aggregate has been materially adverse;

          (ii) Any material liability or obligation incurred or assumed, or any material contract, agreement, arrangement, lease (as lessor or lessee), or other commitment entered into or assumed, on behalf of the Business, whether written or oral, except in the ordinary course of business;

          (iii)Any purchase or sale of material assets in anticipation of this Agreement, or any purchase, lease, sale, abandonment or other disposition of material assets, except in the ordinary course of business;

          (iv) Any waiver or release of any material rights, except for rights of nominal value;

          (v) Any cancellation or compromise of any material debts owed to Seller or material claims known by Seller against another person or entity, except in the ordinary course of business;

          (vi) Any damage or destruction to or loss of any physical assets or property of Seller which materially adversely affects the Business or any of the properties of the Seller (whether or not covered by insurance);

          (vii)Any material changes in the accounting practices, depreciation or amortization policy or rates theretofore adopted by the Seller, or any material revaluation or write-up or write-down of any of its assets;

          (viii)  Any  direct  or   indirect   redemption,   purchase  or  other
               acquisition for value by the Seller of its shares, or any agreement to do so;

          (ix) Any material increase in the compensation levels or in the method of determining the compensation of any of the Seller's officers, directors, agents or employees, or any bonus payment or similar arrangement with or for the benefit of any such person, any increase in benefits expense to the Seller, any payments made or declared into any profit-sharing, pension, or other retirement plan for the benefit of employees of the Seller, except in the ordinary course of business;

          (x) Any loans or advances between the Seller and any Shareholder, or any family member or any associate or Affiliate of the Seller or of any Shareholder;

          (xi) Any material contract canceled or the terms thereof amended or any notice received with respect to any such contract terminating or threatening termination or amendment of any such contract;

          (xii)Any transfer or grant of any material rights under any leases, licenses, agreements, or with respect to any trade secrets or know-how;

          (xiii) Any labor trouble or employee controversy materially adversely affecting its Business or assets; or

          (xiv)Any dividend or other distribution on or in respect of shares of its capital stock, except for any distributions made pursuant to the provisions of Section 2.3 relating to Excluded Assets.

     (b)  Seller is not

          (i) in violation of any outstanding judgment, order, injunction, award or decree specifically relating to the Business, or

          (ii) in violation of any federal, state or local law, ordinance or regulation which is applicable to the Business, except where such violation does not have a materially adverse effect on the Business.

          Seller has all permits, licenses, orders, approvals, authorizations, concessions and franchises of any federal, state or local governmental or regulatory body that are material to or necessary in the conduct of the Business, except where failure to have such permit, license, order, approval, authorization, concession or franchise does not have a materially adverse effect on the Business. All such permits, licenses, orders, approvals, concessions and franchises are set forth on the Disclosure Schedule and are in full force and effect and there is no proceeding, or to the knowledge of Seller, threatened to revoke or limit any of them.

     (c) No claim, litigation, action, investigation or proceeding is pending or, to the knowledge of Seller, threatened, and no order, injunction or decree is outstanding, against or relating to the Business or its assets, and Seller does not know of any information which could result in such a claim, litigation, action, investigation or proceeding, which, if determined adversely to Seller, would have a material adverse effect upon Seller's Business.

     (d) Seller has accrued or paid in full, to all employees of the Business, in the normal course of its operations, all wages, salaries, commissions, bonuses, vacations and other direct compensation for all services performed by them. To the best of Seller's knowledge, Seller is in compliance with all federal, state and local laws, ordinances and regulations relating to employment and employment practices at the Business, and all employee benefit plans and tax laws relating to employment at the Business, except where such non-compliance would not have a materially adverse effect on the Business. There is no unfair labor practice complaint against Seller relating to the Business pending before the National Labor Relations Board or similar agency or body and, to the best of Seller's knowledge, no condition exists that could give rise to any unfair labor practice complaint. There is no labor strike, dispute, slowdown or stoppage actually pending or, to the knowledge of Seller, threatened against or involving the Business. Seller has no labor contracts or collective bargaining agreements with respect to any of its employees.

8.16 Environmental Laws.
     ------------------

     (a) To the best of Seller's knowledge, the real estate located at 5828 Shelby Oaks Drive, Memphis, Tennessee 38134, ("Real Estate") has not been used or operated in any fashion involving producing, handling and disposing of chemicals, toxic substances, wastes and effluent materials, x-rays or other materials or devices in material violation of any laws, rules, regulations or orders, and to the best of Seller's knowledge, the Real Estate is in material compliance with applicable laws, regulations, ordinances, decrees and orders arising under or relating to health, safety, and environmental laws and regulations, including without limitation the Federal Occupation and Safety Health Act, 29 U.S.C. ss.651, et seq.; Federal Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss.6901, et seq.; Federal
          Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss.9601, et seq.; the Federal Clean Air Act, 42 U.S.C. ss.2401, et seq.; the Federal Clean Water Act, 33 U.S.C. ss.1251, et seq.; and all state and local laws that correspond therewith or supplement such laws.

     (b) To the best of Seller's knowledge, the Real Estate has not been operated, in violation of any laws, rules, regulations or orders, so as to involve or create any surface impoundments, incinerators, land fills, waste storage tanks, waste piles, or deep well injection systems or for the purpose of storage, treatment or disposal of a hazardous waste as defined by RCRA or hazardous substance, pollutant or contaminate as defined by CERCLA and, to the best of Seller's knowledge, no acts have been committed that would make the Real Estate or any part thereof subject to remedial action under RCRA or CERCLA or corresponding state or local laws.

     (c) To the best of Seller's knowledge, there have not been, are not now and as of the Closing Date, there will be no solid waste, hazardous waste, hazardous substance, toxic substance, toxic chemicals, pollutants or contaminants, underground storage tanks, purposeful dumps, or accidental spills in, on or about the Real Estate or any of the assets of the Seller, whether real or personal, owned or leased, or stored on any real property owned or leased by the Seller or by the Seller's lessees, licensees, invites, or predecessors.

     (d) Seller is not engaged in, and to the best of Seller's knowledge and belief, is not threatened with any litigation, or governmental or other proceeding which may give rise to any claim against the Real Estate. Specifically, there are no pending suits, charges, actions, governmental investigations, or other proceedings, involving, directly or indirectly without limitation, the laws, statutes and regulations set forth in subsection (a), above, whether initiated by a third party or by Seller and there are none, to the best of Seller's knowledge, threatened against or relating to or involving the Real Estate or the transactions contemplated by this Agreement. Seller is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality.

     (e) The Disclosure Schedule will list all waste disposal sites, dump sites and other areas either on the Real Estate or offsite at which hazardous or toxic waste generated by the Seller has been disposed (in each case identifying such waste) and it will specifically identify each such site or area which is or has been included in any published federal, state or local (domestic or foreign) superfund or other list of hazardous or toxic waste sites or areas.

     (f) To the best of Seller's knowledge, Seller has obtained all permits, and licenses and other authorizations required by all environmental laws; and all of such permits, licenses and other authorizations are in full force and effect as of the date hereof. A true and correct list of all such permits, licenses and other authorizations is set forth in the Disclosure Schedule.

8.17 Certain Employees.
     -----------------

     (a) Each of the following is included in the list of agreements set forth in the Disclosure Schedule: all collective bargaining agreements, employment and consulting agreements, bonus plans, deferred compensation plans, employee pension plans or retirement plans, employee profit-sharing plans, employee stock purchase and stock option plans, hospitalization insurance, and other plans and arrangements providing for employee benefits of employees of the Seller.

     (b) The Disclosures Schedule contains a true, complete and accurate list of the following: the names, positions, and compensation of the present employees of the Seller, together with a statement of the annual salary payable to salaried employees and a summary of the bonuses and description of agreements for additional compensation and other like benefits, if any, paid or payable to such persons for the period set forth in the Disclosure Schedule. Except as listed in the Disclosure Schedule, to the best of Seller's knowledge, all employees of Seller are employees-at-will.

     (c) Seller has no retired employees who are receiving or are entitled to receive any payments, health or other benefits from Seller.

8.18 Payments to Employees.
     ---------------------

     All accrued obligations of Seller relating to employees and agents of Seller, whether arising by operation of law, by contract, or by past service, for payments to trusts or other funds or to any governmental agency, or to any individual employee or agent (or his heirs, legatees, or legal representatives) with respect to unemployment compensation benefits, profit sharing or retirement benefits, or social security benefits have been paid or accrued by Seller. All obligations of Seller as an employer or principal relating to employees or agents, whether arising by operation of law, by contract, or by past practice, for vacation and holiday pay, bonuses, and other forms of compensation which are or may become payable to such employees or agents, have been paid or will be paid or accrued by Seller.

8.19 Change of Corporate Name.
     ------------------------

     At the Closing, Seller, if requested by Purchaser, will adopt and file with the Secretary of State of Tennessee an Amendment to the Charter of Seller changing the name of Seller to a name substantially dissimilar to Access Technologies, Inc. and Seller shall also execute a Consent for Use of Similar Name form, as set forth in the Disclosure Schedule, granting to Purchaser the use of the name Access Technologies, Inc.

8.20 Brokers and Finders.
     -------------------

     Except as set forth in the Disclosure Schedule, no broker, finder or other person or entity acting in a similar capacity has participated on behalf of Seller in bringing about the transaction herein contemplated, or rendered any service with respect thereto or been in any way involved therewith.

8.21 Preservation of Organization.
     ----------------------------

     Except as set forth on the Disclosure Schedule, since September 30. 1998, the Seller has kept intact the Business and organization of the Seller; retained the services of all the Seller's material employees and agents, retained the Seller's arrangements with the manufacturers of the products distributed by Seller in the same manner as conducted prior to such date, and engaged in no transaction other than in the ordinary course of Seller's Business.

8.22 Absence of Certain Business Practices.
     -------------------------------------

     Neither Seller, nor, to Seller's knowledge, any officer, employee or agent of the Seller, nor any other Person acting on its behalf, has, directly or indirectly, within the past five years given or agreed to give any gift, bribe, rebate or kickback or otherwise provide any similar benefit to any customer, supplier, governmental employee or any other Person who is or may be in a position to help or hinder Seller or the Business (or assist Seller in connection with any actual or proposed transaction relating to the Business or any other business previously operated by Company) (i) which subjected or might have subjected Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) which if not given in the past, might have had a material adverse effect on the Business, (iii) which if not continued in the future, might have a material adverse effect on the Business or subject Seller to suit or penalty in any private or governmental litigation or proceeding, (iv) for any of the purposes described in Section 162(c) of the Code or (v) for the purpose of establishing or maintaining any concealed fund or concealed bank account.

8.23 Suppliers.
     ---------

     The Disclosure Statement sets forth the names of and description of contractual arrangements (whether or not binding or in writing) with the twenty-five (25) largest suppliers of the Seller by sales or services in dollars. Assuming that Purchaser continues to conduct the Business in the ordinary course consistent with Seller's prior practices generally and specifically with respect to Seller's current suppliers, Seller has no direct knowledge that any of the current suppliers of the Seller will, or intend to, (a) cease doing business with the Seller; or (b) materially alter the amount of business they are currently doing with the Seller; or
     (c) not do business with the Purchaser after the Closing.

8.24 Product Liability Claims.
     ------------------------

     To the best of Seller's knowledge, there are no material product liability claims against the Seller, either potential or existing, which are not fully covered by product liability insurance coverage with a responsible company which, if determined adversely to Seller, would have a material adverse effect upon Seller's Business.

8.25 Employee Benefit Plans.
     ----------------------

     For the purposes of this Section 8.25, "Seller" shall include all persons who are members of a controlled group, a group of trades or businesses under common control, or an affiliated service group (within the meanings of Sections 414(b), (c) or (m) of the Code), of which the Seller is a member.

     (a) The Employee Benefit Plans presently maintained by the Seller or to which the Seller has contributed within the past six (6) years, including any terminated or frozen plans which have not yet distributed all plan assets, are fully set forth in the Disclosure Schedule. For purposes of this provision, the term "Employee Benefit Plan" shall mean:

          (i) A Welfare Benefit Plan as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") established for the purpose of providing for its participants or their beneficiaries, through the purchase of insurance or otherwise, medical, surgical, or hospital care or benefits, or benefits in the event of sickness, accident, disability, death or unemployment (including any plan or program of severance pay), or vacation benefits, apprenticeship or other training programs, or day care centers, scholarship funds, or prepaid legal services, or any benefit described in Section 302(c) of the Labor Management Relations Act of 1947;

          (ii) An Employee Pension Benefit Plan as defined in Section 3(2) of ERISA established or maintained by the Seller for the purpose of providing retirement income to employees or for the purpose of providing deferral of income by employees for periods extending to the termination of covered employment or beyond; and

          (iii)Any other plan or arrangement not covered by ERISA but which provides benefits to employees or former employees and results in an accrued liability on the part of the Seller either by contract or by operation of law.

     (b) With respect to any such Employee Benefit Plans, the Seller represents and warrants that, to the best of Seller's knowledge;

          (i) The Seller has not, with respect to any Employee Benefit Plans, engaged in any prohibited transaction, as such term is defined in
               Section 4975 of the Code or Section 406 of ERISA.

          (ii) The Seller  has,  with  respect to any  Employee  Benefit  Plans,
               substantially   complied  with  all   reporting  and   disclosure
               requirements required by Title I, Subtitle B, Part 1 of ERISA.

          (iii)There was no accumulated funding deficiency (as defined in section 302 of ERISA and Section 412 of the Code) with respect to any Employee Pension Benefit Plan which is a defined benefit pension plan, whether or not waived, as of the last day of the most recent fiscal year of the plans ending prior to the date of this Agreement.

          (iv) Except as described on the Disclosure Schedule, there are no contributions due to any Employee Pension Benefit Plan for the most recent fiscal year of the plans ending prior to the date of this Agreement and the Seller's Financial Statements reflect any liability of the Seller to make contributions to the Employee Pension Benefit Plans.

          (v) No material liability to the Pension Benefit Guaranty Corporation ("PBGC") has been asserted with respect to any Employee Pension Benefit Plan which is a defined benefit pension plan.

          (vi) There has been no reportable event as described in Section 4043(b) of ERISA since the effective date of Section 4043 of ERISA with respect to any Employee Pension Benefit Plan which is a defined benefit plan.

          (vii)Except for claims for benefits by participants and beneficiaries in the normal course of events, to the best of Seller's knowledge, there are no claims, pending or threatened, by any individual or Governmental

               Entity, which, if decided adversely, would have a material adverse effect upon the financial condition of any Employee Benefit Plan, the plan administrator of any Employee Benefit Plan, or the Seller.

          (viii) The Seller has made available for inspection all annual reports for the Seller filed on Internal Revenue Service ("IRS") Form 5500 or 5500C, all reports for the Seller prepared by an actuary for the last three plan years, the plan and trust documents and the Summary Plan Description, as amended, for each Employee Benefit Plan and the last filed PBGC1 Form (if applicable) for each Employee Benefit Plan, with respect to any Employee Benefit Plans other than multi-employer plans (within the meaning of Section 3(37) of ERISA), and other reports filed with the PBGC during the last three plan years.

          (ix) All Employee Pension Benefit Plans are intended to be qualified retirement plans under the Code. The IRS has issued, and the Seller has made available for inspection, one or more determination letters with respect to the qualification of all Employee Pension Benefit Plans stating that the IRS has made a favorable determination as to the qualification of such Plan under Section 401(a) of the Code, and that continued qualification of the Plan in its present form will depend upon its effect in operation. The time for adoption of any amendments required by changes in the Code since such determination letters were issued, or changes required by the IRS as a condition for continued qualification of such plans has not expired, or did not expire without such amendments being made. Such plans are now, and always have been, established in writing and maintained and operated in accordance with the plan documents, ERISA, the Code, and all other applicable laws. Except as described in the Disclosure Schedule, such Plans are now and always have been, established in writing and maintained and operated substantially in accordance with the plan documents, ERISA, the Code and all other applicable laws, in all material respects.

          (x) There is no liability arising from the termination or partial termination of any Employee Benefit Plan, except for liabilities as to which adequate reserves are reflected on the Financial Statements, and there exists no condition presenting a material risk of such liability.

          (xi) The Seller has timely made any contributions it is obligated to make to any multi-employer plan within the meaning of Section 3(37) of ERISA. The Seller has no liability arising as a result of withdrawal from any multi-employer plan, no such withdrawal liability has been asserted and no such withdrawal liability will be asserted with regard to any withdrawal or partial withdrawal on or before the date of this Agreement.

8.26 Assets Necessary to the Business.
     --------------------------------

     The Seller owns all assets and properties (tangible and intangible) necessary to carry on its Business and operations as presently conducted and as shown on the Financial Statements. Such assets and properties are all of the assets and properties necessary to carry on Seller's Business as presently conducted and none of the Shareholders (other than through their ownership of stock in the Seller and/or as set forth on the Disclosure Schedule) nor any member of their respective families owns or leases or has any interest in any assets or properties presently being used to carry on the Business of Seller.

8.27 Transactions with Affiliates.
     ----------------------------

     Except as disclosed on the Disclosure Schedule, there is no lease, sublease, contract, agreement or other arrangement of any kind whatsoever entered into by Seller and any Shareholder or Affiliate.

8.28 Territorial Restrictions.
     ------------------------

     Except as described in the Disclosure Schedule, Seller is not restricted by any written agreement or understanding with any other Person from carrying on the Business anywhere in the world. Neither Purchaser nor any of its Affiliates will, as a result of its acquisition of the Purchased Assets, become restricted in carrying on the Business anywhere in the world as a result of any contract or other agreement to which Seller is a party or by which it is bound.

8.29 Full Disclosure.
     ---------------

     None of the representations and warranties made by the Seller herein, or made on its behalf, including any disclosures made in the Disclosure Schedule, contains or will contain, to the best of Seller's knowledge, any untrue statement of material fact or omits or will omit any material fact.


                                       9.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                   -------------------------------------------

Purchaser hereby represents and warrants to Seller that the following statements are true and correct as of the date hereof.

9.1  Organization, Good Standing and Power of Purchaser.
     --------------------------------------------------

     (a) Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and lawful authority to execute, deliver and perform this Agreement and conduct the Business of Seller currently conducted by Seller in each of the jurisdictions in which Seller currently conducts its Business, which are the only jurisdictions where the failure to be so qualified by Purchaser will have a material adverse effect on the business prospects or financial condition of Purchaser.

9.2  Status of Agreements.
     --------------------

     (a) All requisite corporate action (including action of its Board of Directors) to approve, execute, deliver and perform this Agreement and each of the other agreements, instruments and other documents to be delivered by and on behalf of Purchaser ("Other Purchaser Documents") in connection herewith has been taken by Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser enforceable in accordance with its terms. All Other Purchaser Documents in connection herewith will, when executed and delivered, constitute the valid and binding obligation of Purchaser enforceable in accordance with their respective terms.

     (b) No authorization, approval, consent or order of, or registration, declaration or filing with, any court, governmental body or agency or other public or private body, entity or person is required (except for Purchaser's primary lender, Deutsche Financial Services Company, whose consent shall be obtained prior to Closing) in connection with the execution, delivery or performance of this Agreement or any Other Purchaser Documents in connection herewith.

     (c) Neither the execution, delivery nor performance of this Agreement or any of the Other Purchaser Documents in connection herewith does or will:

          (i) conflict with, violate or result in any breach of any judgment, decree, order, statute, ordinance, rule or regulation applicable to Purchaser;

          (ii) conflict with, violate or result in any breach of any agreement or instrument to which Purchaser is a party or by which Purchaser or any of Purchaser's assets or properties is bound, or constitute a default thereunder or give rise to a right of acceleration of an obligation of Purchaser; or

          (iii)conflict with or violate any provision of the Articles of Incorporation or By-Laws of Purchaser.

9.3  Brokers and Finders.
     -------------------

     Except for J. C. Bradford & Co., whose fees will be paid by Purchaser, no broker, finder or other person or entity acting in a similar capacity has participated on behalf of Purchaser in bringing about the transaction herein contemplated, or rendered any service with respect thereto or been in any way involved therewith.

9.4  MD&A Update.
     -----------

     Since October 5, 1998, there has been no material adverse change in the results of operations or financial condition of Purchaser, nor are there any trends, demands, commitments, events or uncertainties known to Purchaser which could affect the Purchaser's liquidity, capital resources or results of operations as of the date hereof or as of the Closing (other than those previously disclosed by Purchaser in its periodic reports filed with the Securities and Exchange Commission) that would require discussion in Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") prepared in accordance with Item 303 of Regulation S-K promulgated by the Securities and Exchange Commission if such MD&A were required to be updated through the date hereof and through the Closing.

9.5  Shares.
     ------

     The shares of Common Stock of the Purchaser that are to be issued to Seller pursuant to this Agreement have been duly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued and outstanding, fully paid and non-assessable. Purchaser's common stock is properly listed and authorized for quotation on the NASDAQ National Market System.

9.6  Certain Proceedings.
     -------------------

     There is no suit, action, proceeding at law or in equity, arbitration, administrative proceeding or other proceeding that has been commenced or, to the knowledge of Purchaser, threatened against and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, the transaction contemplated by this Agreement.

9.7  Compliance with Applicable Law.
     ------------------------------

     Purchaser has operated in material compliance with all federal, state, county and municipal laws, ordinances and regulations applicable thereto except for such noncompliance which in the aggregate does not result in a material adverse effect on the business of Purchaser.

9.8  Permits.
     -------

     Purchaser has all permits and licenses required by applicable law, except where failure to secure such license or permits does not have a material adverse effect on the business of Purchaser taken as a whole.

9.9 None of the representations and warranties made by the Purchaser herein contains or will contain, to the best of Purchaser's knowledge, any untrue statement of material fact or omits or will omit any material fact.


                                       10.
                                 BULK SALES ACT
                                 --------------

10.1 Compliance with Bulk Sales Act.
     ------------------------------

     Purchaser waives compliance with the provisions of any applicable bulk sales law and Seller and Shareholders, jointly and severally, agree to indemnify and hold harmless Purchaser from any liability incurred as a result of the failure to so comply, except to liabilities explicitly assumed hereunder by Purchaser.


                                       11.
                          SURVIVAL OF AND RELIANCE UPON
                          -----------------------------
           REPRESENTATIONS, WARRANTIES AND AGREEMENTS; INDEMNIFICATION
           -----------------------------------------------------------

11.1 Survival of Representations and Warranties.
     ------------------------------------------

     The parties acknowledge and agree that all representations, warranties and agreements contained in this Agreement or in any agreement, instrument, exhibit, certificate, schedule or other document delivered in connection herewith, shall survive the Closing and continue to be binding upon the party giving such representation, warranty or agreement and shall be fully enforceable to the extent provided for in Sections 11.3 and 11.4 hereof, at law or in equity, for the period beginning on the date of Closing and ending two (2) years thereafter, except for the representations, warranties and agreements designated and identified in Sections 3.1, 3.2, 3.3, 4.2, 8.3, 8.11, 8.12, 8.13, 8.16 and 9.2 which shall survive the Closing and shall terminate in accordance with the statute of limitations governing written contracts in the State of Tennessee and Exhibits N, N-1, N-2, N-3 and O, O-1, O-2, O-3, O-4, O-5, O-6, O-7, O-8, O-9, O-10 and O-11, which shall terminate as provided therein.

11.2 Reliance  Upon  and   Enforcement   of   Representations,   Warranties  and
     ---------------------------------------------------------------------------
     Agreements.
     ----------

     (a) Seller hereby agrees that, notwithstanding any right of Purchaser to fully investigate the affairs of Seller, and notwithstanding knowledge of facts determined or determinable by Purchaser pursuant to such investigation or right of investigation, Purchaser has the right to rely fully upon the representations, warranties and agreements of Seller contained in this Agreement and upon the accuracy of any document, certificate or exhibit given or delivered to Purchaser pursuant to the provisions of this Agreement.

     (b) Purchaser hereby agrees that, notwithstanding any right of Seller to fully investigate the affairs of Purchaser, and notwithstanding knowledge of facts determined or determinable by Seller pursuant to such investigation or right of investigation, Seller have the right to rely fully upon the representations, warranties and agreements of Purchaser contained in this Agreement and upon the accuracy of any document, certificate or exhibit given or delivered to Seller pursuant to the provisions of this Agreement.

11.3 Indemnification by Seller and Shareholders.
     ------------------------------------------

     Provided Purchaser makes a written claim for indemnification against Seller and/or Shareholders within any applicable survival period specified in
     Section 11.1 and subject to the limitations set forth in Section 11.6, Seller and Shareholders (jointly and severally, shall indemnify Purchaser against and hold it harmless from:

     (i) any and all loss, damage, liability or deficiency resulting from or arising out of any inaccuracy in or breach of any representation, warranty, covenant, or obligation made or incurred by Seller herein or in any other agreement, instrument or document delivered by or on behalf of Seller pursuant to the provisions of the Agreement;

     (ii) any imposition (including by operation of law) or attempted imposition by a third party upon Purchaser of any liability of Seller which Purchaser has not specifically agreed to assume pursuant to Sections
          3.1 and 3.2 of this Agreement;

     (iii)any liability (except for any Assumed Liabilities described in Section 3.1 and 3.2) or other obligation incurred by or imposed upon Purchaser resulting from the failure of the parties to comply with the provisions of any law relating to bulk transfers which may be applicable to the transaction herein contemplated;

     (iv) any and all costs and expenses (including reasonable legal and accounting fees) related to any of the foregoing.

     Except as  otherwise  provided in this  Agreement,  nothing in this Section
     11.3 shall be construed to limit the amount to which, or the time by which, by reason of offset or otherwise, the Purchaser may recover from Seller or the Shareholders pursuant to this Agreement resulting from Seller's or the Shareholders' breach or violation of any representation, warranty, covenant or agreement contained herein.

     Any amounts to which Purchaser, its successors or assigns, is entitled to indemnification pursuant to the provisions of this Section, shall first be offset against the amount payable to Seller under the subordinated promissory note. Provided, however, the offset in any one year may not exceed the aggregate amount of principal and interest due on said subordinated promissory note for said year.

11.4 Indemnification by Purchaser.
     ----------------------------

     Provided Shareholders and Seller make a written claim for indemnification against Purchaser within any applicable survival period specified in
     Section 11.1 and subject to the limitations set forth in Section 11.6, Purchaser shall indemnify Seller and Shareholders against and hold it harmless from any and all loss, damage, liability or deficiency resulting from or arising out of: (i) any Assumed Liabilities; (ii) any liability of Purchaser arising out of Purchaser's operations subsequent to the Closing (except to the extent such liability is the result of a breach of a covenant or warranty of Seller hereunder); (iii) any inaccuracy in or breach of any representation, warranty, covenant or obligation made or incurred by Purchaser herein or in any other agreement, instrument, or document delivered by or on behalf of Purchaser pursuant to the provisions of this Agreement; and (iv) any and all related costs and expenses (including reasonable legal and accounting fees). Except as otherwise provided herein, nothing in this Section 11.4 shall be construed to limit the amount to which, or the time by which, by reason of offset or otherwise, that Seller may recover from Purchaser pursuant to this Agreement resulting from its breach or violation of any representation, warranty, covenant or agreement contained herein.

11.5 Notification of and Participation in Claims.
     -------------------------------------------

     (a) No claim for indemnification shall arise until notice thereof is given to the party from whom indemnity is sought. Such notice shall be sent within ten (10) days after the party to be indemnified has received notification of such claim, but failure to notify the indemnifying party shall in no event prejudice the right of the party to be indemnified under this Agreement, unless the indemnifying party shall be prejudiced by such failure and then only to the extent of such prejudice. In the event that any legal proceeding shall be instituted or any claim or demand is asserted by any third party in respect of which Seller/Shareholders on the one hand, or Purchaser on the other hand, may have an obligation to indemnify the other, the party asserting such right to indemnity (the "Party to be Indemnified") shall give or cause to be given to the party from whom indemnity is sought (the "Indemnifying Party") written notice thereof and the Indemnifying Party shall have the right, at its option and expense, to participate in the defense of such proceeding, claim or demand, but not to control the defense, negotiation or settlement thereof, which control shall at all times rest with the Party to be Indemnified, unless the Indemnifying Party irrevocably acknowledges in writing full and complete responsibility for and agrees to provide indemnification of the Party to be Indemnified, in which case such Indemnifying Party may assume such control through counsel of its choice and at its expense. In the event the Indemnifying Party assumes control of the defense, the Indemnifying Party shall not be responsible for the legal costs and expenses of the Party to be Indemnified in the event the Party to be Indemnified decides to join in such defense. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such third party legal proceeding, claim or demand.

     (b) If the Party to be Indemnified is also the party controlling the defense, negotiation or settlement of any matter, and if the Party to be Indemnified determines to compromise the matter, the Party to be Indemnified shall immediately advise the Indemnifying Party of the terms and conditions of the proposed settlement. If the Indemnifying Party agrees to accept such proposal, the Party to be Indemnified shall proceed to conclude the settlement of the matter, and the Indemnifying Party shall immediately indemnify the Party to be Indemnified pursuant to the terms of Sections 11.3 and 11.4 hereunder. If the Indemnifying Party does not agree within fourteen (14) days to accept the settlement (said 14-day period to begin on the first business day following the date such party receives a complete copy of the settlement proposal), the Indemnifying Party shall immediately assume control of the defense, negotiation or settlement thereof, at that Indemnifying Party's expense. Thereafter, the Party to be Indemnified shall be indemnified in the entirety for any liability arising out of the ultimate defenses, negotiation or settlement of such matter.

     (c) If the Indemnifying Party is the party controlling the defense, negotiation or settlement of any matter, and the Indemnifying Party determines to compromise the matter, the Indemnifying Party shall immediately advise the Party to be Indemnified of the terms and conditions of the proposed settlement and irrevocably acknowledge in writing full and complete responsibility for, and agree to provide, indemnification of the Party to be Indemnified. If the Party to be Indemnified agrees to accept such proposal, the Indemnifying Party shall proceed to conclude the settlement of the matter and immediately indemnify the Party to be Indemnified pursuant to the terms of Sections 11.3 or 11.4 hereunder. If the Party to be Indemnified does not agree within fourteen (14) days to accept the settlement (said 14-day period to begin on the first business day following the date such party receives a complete copy of the settlement proposal), the Party to be Indemnified shall immediately assume control of the defense, negotiation or settlement thereof, at the Party to be Indemnified's expense. If the final amount paid to resolve the claim is less than the amount of the original proposed settlement made by the
          Indemnifying Party, then the Party to be Indemnified shall receive such indemnification pursuant to Sections 11.3 or 11.4 hereof, including any and all expenses incurred by the Party to be Indemnified incurred in connection with the defense, negotiation or settlement of such matter. If the amount finally paid to resolve the claim is equal to or greater than the amount of the original proposed settlement proposed by the Indemnifying Party, then the Indemnifying Party shall provide indemnification pursuant to Sections 11.3 and 11.4 for the amount of the original settlement proposal submitted by the Indemnifying Party, and the Party to be Indemnified shall be responsible for all amounts in excess of the original settlement proposal submitted by the Indemnifying Party and all costs and expenses incurred by the Party to be Indemnified in connection with such defense, negotiation or settlement.

11.6 Limitation on Liability.
     -----------------------

     (a) Notwithstanding anything contained herein to the contrary, no claims for indemnification shall be made by Purchaser against the Seller and Shareholders until such time as all claims hereunder, net of income tax benefit realized and/or realizable by Purchaser, total more than One Hundred Thousand Dollars ($100,000.00) in the aggregate and then indemnification shall be made only to the extent that such claim or claims exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate. In addition, notwithstanding anything contained herein to the contrary, the maximum aggregate liability that the Seller and Shareholders may be collectively required to pay Purchaser under this
          Section 11 shall be limited to an amount equal to the total consideration paid hereunder by Purchaser to Seller for the Purchased Assets. In addition, the maximum liability that any Shareholder may be individually required to pay Purchaser under this Section 11 shall not exceed an amount equal to the total consideration paid Seller hereunder by Purchaser hereunder multiplied by the following respective percentages: M. Putman - 51%, P. Bishop - 36.50%, and D. Barthel - 12.50%.

     (b) Notwithstanding anything contained in this Agreement to the contrary, the maximum amount that Purchaser may be collectively required to pay to Seller and Shareholders under this Section 11 as a result of any and all breaches shall be limited to the total consideration paid under this Agreement by Purchaser to Seller.

     (c) For purposes of this Section 11.6 ($100,000.00 basket amount), the amount of any indemnification claim shall be reduced by the effect of any income tax benefit realized by Purchaser. For purposes hereof, the marginal rate of 40% shall be utilized.

     (d) Notwithstanding anything contained herein to the contrary, in the event any Excluded Liability would attach to the Purchased Assets under any successor liability statute or otherwise, notwithstanding the fact that such liability was an Excluded Liability, Seller shall be responsible for the payment of such Excluded Liability and the lien on Purchased Assets (which would represent a breach of certain representations under the Agreement) related to such liability shall not make such Excluded Liability subject to the basket amount referenced in Section 11.6(a) above.

                                       12.
                                   THE CLOSING
                                   -----------

12.1 Date, Time and Place of Closing.
     -------------------------------

     Consummation of the transactions contemplated hereby (the "Closing") shall take place on December 7, 1998 (the "Closing Date"), at 10:00 a.m. EST at the offices of Lindhorst & Dreidame, 312 Walnut Street, Suite 2300, Cincinnati, Ohio 45202, or on such other Closing Date, or at such other time and/or place as the parties may mutually agree upon.

12.2 Conditions Precedent to Purchaser's Obligations.
     -----------------------------------------------

     The obligation of Purchaser to perform in accordance with this Agreement and to consummate the transactions herein contemplated is subject to the satisfaction of the following conditions at or before the Closing:

     (a)  Seller   shall  have   complied   with  and   performed   all  of  the
          representations,   warranties,   agreements  and  covenants  hereunder
          required to be performed by it prior to or at the Closing;

     (b)  There  shall be no  pending  or  threatened  legal  action  which,  if
          successful,   would  prohibit   consummation  or  require  substantial
          rescission of the transactions contemplated by this Agreement;

     (c) The business, aggregate properties and operations of Seller shall not have been materially adversely affected as a result of any fire, accident or other casualty or any labor disturbance or act of God or the public enemy, and there shall otherwise have been no material adverse change to the business, aggregate properties, or operations of Seller since September 30, 1998;

     (d) Seller shall have delivered to Purchaser, at or before the Closing, the following documents, all of which shall be in form and substance reasonably acceptable to the Purchaser and its counsel:

          (i)  The instruments of transfer required by Sections 2.5 and 2.6;

          (ii) Releases (or copies thereof) of all liens, claims, charges, encumbrances, security interests and restrictions on Purchased Assets necessary to provide Purchaser with good, marketable and indefeasible title to each of the Purchased Assets at the Closing;

          (iii)Certified copies of the corporate actions taken by the Board of Directors and Shareholders of Seller authorizing the execution, delivery and performance of this Agreement;

          (iv) Certificates of Existence for Seller from the Secretary of State of Tennessee dated no earlier than fifteen (15) days prior to Closing;

          (v) Opinion letter of Baker, Donelson, Bearman and Caldwell for Seller containing the opinion set forth in Exhibit P;

          (vi) Seller shall have entered into the Subordination Agreement in the form attached hereto as Exhibit L;

          (vii)Seller,  the Shareholders and the other  individuals set forth in
               Section 7.2 shall have entered into the non-competition agreements as set forth in Exhibits O, O-1, O-2, O-3, O-4, O-5 and O-6.

          (viii) M. Putman, P. Bishop, Phillip Qualls and Gregory Livingston shall have entered into the Employment Agreements set forth in Exhibits N, N-1, N-2 and N-3.

          (ix) The express conditions set forth in Section 13 have been satisfied or waived.

     (e) Seller will adopt and file with the Secretary of State of Tennessee an Amendment to the Charter of Seller changing the name of Seller to a name substantially dissimilar to Access Technologies, Inc. and Seller shall execute a Consent for Use of Similar Name form as set forth in
          Section 8.19.

     (f) Purchaser shall have received assurances in form and substance satisfactory to it (that may include insurance certificates) that Seller has made all provisions necessary under applicable law, with regard to an employer's obligation to provide for a continuation of health insurance and other benefits of any employee, who is not employed by Seller following termination of employment.

12.3 Conditions Precedent to Seller's Obligations.
     --------------------------------------------

     The obligation of Seller to perform in accordance with this Agreement and to consummate the transactions herein contemplated is subject to the satisfaction of the following conditions at or before the Closing:

     (a) Performance by Purchaser of all of the representations, warranties, agreements and covenants to be performed by it at or before the Closing;

     (b)  There  shall be no  pending  or  threatened  legal  action  which,  if
          successful,   would  prohibit   consummation  or  require  substantial
          rescission of the transactions contemplated by this Agreement;

     (c) Purchaser shall deliver to Seller at or before the Closing the following documents, all of which shall be in form and substance acceptable to Seller and its counsel:

          (i) A certified or bank cashier's check or wire transfer for the aggregate amount to be paid to Seller at the Closing pursuant to
               Section 4.2(a) hereof;

          (ii) Assumption of Liabilities Agreement under which Purchaser assumes the Liabilities set forth in Sections 3.1 and 3.2;

          (iii) A promissory note as set forth in Section 4.2(b);

          (iv) A subordinated promissory note as set forth in Section 4.2(e);

          (v) Evidence that the stock of Purchaser will be delivered to Seller pursuant to Section 4.2(d) on January 4, 1999;

          (vi) A stand-by letter of credit is delivered to Seller as required in Section. 4.2(b);

          (vii)Certified copies of the corporate actions taken by Purchaser authorizing the execution, delivery and performance of this Agreement;

          (viii) Certificate of Good Standing for Purchaser from the Secretary of State of Delaware dated no earlier than fifteen (15) days prior to the date of Closing;

          (ix) Opinion letter of Lindhorst & Dreidame Co., L.P.A., counsel for Purchaser, addressed to Seller and dated the Closing Date, containing the opinions set forth on Exhibit R;

     (d) Purchaser shall have entered into the Employment Agreements set forth in Exhibit N, N-1, N-2 and N-3.

                                       13.
                               GENERAL PROVISIONS
                               ------------------

13.1 Publicity.
     ---------

     All public announcements relating to this Agreement or the transactions contemplated hereby will be made by Purchaser with the consent of Seller, which consent will not be unreasonably withheld, except for any disclosure which may be required because of Purchaser's being a publicly-traded corporation on the over-the-counter market.

13.2 Expenses.
     --------

     Purchaser will bear and pay all of its expenses incident to the transactions contemplated by this Agreement which are incurred by Purchaser or its representatives and Seller shall bear and pay all of the expenses incident to the transactions contemplated by this Agreement which are incurred by Seller or their respective representatives.

13.3 Notices.
     -------

     All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered mail or certified mail, return receipt requested, to the appropriate party at the following address (or at such other address for a party as shall be specified by notice pursuant hereto):

     (a)  If to Purchaser, to:

                 Pomeroy Computer Resources, Inc.
                 1020 Petersburg Road
                 Hebron, Kentucky  41048

          With a copy to:

                 James H. Smith III, Esq.
                 Lindhorst & Dreidame
                 312 Walnut Street, Suite 2300
                 Cincinnati, Ohio  45202

     (b)  If to Seller, to:

                 Access Technologies, Inc.
                 5828 Shelby Oaks Drive
                 Memphis, Tennessee  38134

          With a copy to:

                 Caldwell D.  Lowrance, Jr., Esq.
                 Baker, Donelson, Bearman & Caldwell
                 165 Madison Avenue, Suite 2000
                 Memphis, Tennessee   38103

     (c)  If to Shareholders, to:

                 Mark Putman
                 Paul Bishop
                 David Barthel
                 5828 Shelby Oaks Drive
                 Memphis, Tennessee  38134

13.4 Binding Effect.
     --------------

     Except as may be otherwise provided herein, this Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

13.5 Headings.
     --------

     The headings in this  Agreement  are  intended  solely for  convenience  of
     reference   and  shall  be  given  no  effect   in  the   construction   or
     interpretation of this Agreement.

13.6 Exhibits.
     --------

     The  Exhibit  and  Disclosure   Schedule  referred  to  in  this  Agreement
     constitute an integral part of this Agreement as if fully rewritten herein.

13.7 Counterparts.
     ------------

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which constitute together one and the same document.

13.8 Governing Law.
     -------------

     This Agreement shall be construed in accordance with and governed by the laws of the State of Tennessee, without regard to its laws regarding conflict of laws.

13.9 Severability.
     ------------

     If any provision of this Agreement shall be held unenforceable, invalid, or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

13.10 Waivers; Remedies Exclusive.
     ----------------------------

     No waiver of any right or option hereunder by any party shall operate as a waiver of any other right or option, or the same right or option with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement or of any representation or warranty contained herein shall be held to constitute a waiver of any other breach or a continuation of the same breach. No waiver of any of the provisions of this Agreement shall be valid and enforceable unless such waiver is in writing and signed by the party granting the same. Except as otherwise provided in the notes issued pursuant to Sections 4.2(b) and 4.2(e), the stand-by letter of credit issued pursuant to Section 4.2(b), the Employment Agreements and the Covenant Not to Compete Agreements, the indemnification provided for by Section 11 herein shall constitute the exclusive remedy of any party with respect to (i) the matters for which such indemnification is provided and (ii) any other matters arising out of, relating to or connected with this Agreement or the transactions contemplated hereby, and whether any claims or causes of action asserted with respect to any such matters are brought in contract, tort or other legal theory whatsoever.

13.11 Assignments.
     ------------

     Except as otherwise provided in this Agreement, no party shall assign its rights or obligations hereunder prior to Closing without the prior written consent of the other party.

13.12 Entire Agreement.
     -----------------

     This Agreement and the agreements, instruments and other documents to be delivered hereunder constitute the entire understanding and agreement concerning the subject matter hereof. All negotiations between the parties hereto are merged into this Agreement, and there are no representations, warranties, covenants, understandings, or agreements, oral or otherwise, in relation thereto between the parties other than those incorporated herein and to be delivered hereunder. Except as otherwise expressly contemplated by this Agreement, nothing expressed or implied in this Agreement is intended or shall be construed so as to grant or confer on any person, firm or corporation other than the parties hereto any rights or privilege hereunder. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto.

13.13 Business Records.
     -----------------

     Seller and Shareholders shall be permitted to retain copies of such books and records relating to the Purchased Assets and relating to the accounting and tax matters of the Business and to have access to all original copies of records so delivered to Purchaser at reasonable times, for any reasonable business purpose, for a period of six (6) years after the Closing.

13.14 Dissolution of Seller.
     ----------------------

     Purchaser acknowledges that following Closing, Seller will adopt a Plan of Liquidation with the intent to dissolve the corporation. Provided, however, Seller and Shareholders agree that the Plan of Liquidation will not be effectuated and implemented by Seller until all of the conditions set forth in Section 2 of this Agreement regarding the transfer of all the respective Purchased Assets have been effectuated by Seller. Seller acknowledges that Purchaser will suffer irreparable harm in the event that Seller would liquidate according to its Plan of Liquidation prior to satisfying all of its obligations under the terms of this Agreement and the exhibits hereto.




















     The parties hereto have executed this Agreement as of the date first above written.

WITNESSES:                                  ACCESS TECHNOLOGIES, INC.


_______________________________________

_______________________________________     By:________________________________

                                            POMEROY COMPUTER RESOURCES,
_______________________________________     INC.


_______________________________________     By:________________________________


_______________________________________

_______________________________________     ___________________________________
                                            MARK V. PUTMAN

_______________________________________

_______________________________________     ___________________________________
                                            PAUL BISHOP

_______________________________________

_______________________________________     ___________________________________
                                            DAVID BARTHEL

                              EMPLOYMENT AGREEMENT


THIS AGREEMENT made as of the _________ day of December, 1998, by and between POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Company"), and MARK PUTMAN ("Employee").

                              W I T N E S S E T H :

WHEREAS, the Company entered into an Asset Purchase Agreement ("Purchase Agreement") of even date pursuant to which it purchased substantially all the assets of Access Technologies, Inc. (Access); and

WHEREAS, Employee owns Forty-Four and 89/100 percent (44.89%) of the outstanding stock of Access; and

WHEREAS, Employee, as an inducement for and in consideration of Company entering into the Purchase Agreement, has agreed to enter into and execute this Employment Agreement pursuant to Section 6 thereof; and

WHEREAS, Company desires to engage the services of Employee, pursuant to the terms, conditions and provisions as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein set forth, the parties hereby covenant and agree as follows:

1.   Employment.  The Company  agrees to employ the  Employee,  and the Employee
     ----------
     agrees to be employed by the Company, upon the following terms and conditions.

2    Term. The initial term of Employee's  employment pursuant to this Agreement
     ----
     shall begin on the 9th day of December, 1998, and shall continue for a period of four (4) years and twenty-seven (27) days, ending January 5, 2003 unless terminated earlier pursuant to the provisions of Section 10, provided that Sections 8, 9, 10(b) and 11, if applicable, shall survive the termination of such employ-ment and shall expire in accordance with the terms set forth therein.

3.   Renewal Term. The term of Employee's  employment shall  automatically renew
     ------------
    for additional consecutive renewal terms of one (1) year unless either party gives written notice of his/its intent not to renew the terms of this Agreement sixty (60) days prior to expiration of the then expiring term.

4.   Duties.  Employee  shall  serve as Vice  President  of  Operations  for the
     ------
     Company's Access/Memphis Division. Employee shall be responsible to and report directly to the officers of Company. Employee shall devote his best efforts and substantially all his time during normal business hours to the diligent, faithful and loyal discharge of the duties of his employment and towards the proper, efficient and successful conduct of the Company's affairs. Employee fur-ther agrees to refrain during the term of this Agreement from making any sales of competing services or products or from profiting from any transaction involving computer services or products for his account without the express written consent of Company.

5.   Compensation.  For  all  services  rendered  by  the  Employee  under  this
     ------------
     Agreement (in addition to other monetary or other benefits referred to herein), compensation shall be paid to Employee as follows:

     (a) Base Salary: During each fiscal year of the initial term of this Agreement, Employee shall be paid an annual base salary of Eighty-Four Thousand Dollars ($84,000.00). For the first twenty-seven (27) days of this Agreement, Employee shall be compensated at the rate of Seven Thousand Dollars ($7,000.00) per month. Said base salary shall be payable in accordance with the historical payroll practices of the Company.

     (b)  Annual Cash Bonus - Incentive Stock Option - Access/Memphis  Division:
          In addition to Employee's base salary as set forth in Section 5(a) above, during the first fiscal year of the initial term of this Agreement (January 6, 1999 through January 5, 2000), Employee shall be entitled to a cash bonus and incentive stock option award in the event Employee satisfies certain economic criteria pertaining to the Company's Access/Memphis Division set forth as follows:

          (i)  Gross sales of  Company's  Access/Memphis  Division  greater than
               $30,000,000.00 with net profit before taxes (NPBT) greater than $2,350,000.00 but less than $2,450,000.00, equals $20,000.00 cash bonus plus 5,000 incentive stock options;

          (ii) Gross sales of Company's Access/Memphis Division greater than $30,000,000.00 with NPBT greater than or equal to $2,450,000.00 but less than $2,550,000.00, equals $25,000.00 cash bonus plus 6,000 incentive stock options;

          (iii)Gross sales of Company's Access/Memphis Division greater than $30,000,000.00 with NPBT greater than or equal to $2,550,000.00 equals $30,000.00 cash bonus plus 7,500 incentive stock options.

          (iv) For purposes of this Section 5(b), the term Gross Sales shall mean the gross sales of equipment, software and services by Company's Access/Memphis Division during the applicable period. In making said gross sales determination, all gains and losses realized on the sale or other disposition of Companys Access/Memphis Division's assets not in the ordinary course shall be excluded. In addition, any gross sales of Company's Access/Memphis Division relating to any acquisitions that are closed in such year shall be excluded. All refunds or returns which are made during such period shall be subtracted along with all accounts receivable derived from such sales that are written off during such period in accordance with Company s Access/Memphis Divisions's accounting system. Such gross sales and NPBT of Company's Access/Memphis Division shall be determined by the Company's internally generated accounting statements determined in the manner set forth above and in accordance with generally accepted accounting principles. Commencing on the later of January 6, 1999 or the installation of the ASTEA accounting system at Company's Access/Memphis Division, a 1.5% MAS royalty fee on gross sales by Company's Access/Memphis Division shall be made incident to said NPBT determination. In determining NPBT of Access/Memphis Division, no effect shall be given to any increase in the amounts of depreciation, amortization or other expense or deduction taken on tangible or intangible assets of the Company, if such increase is attributable to a revaluation of such assets incident to the acquisition of substantially all of the assets of Access by the Company. In addition, NPBT shall be determined prior to recording of any interest expense attributable to Company's acquisition of substantially all the assets of Access. The Company and Employee shall implement various provisions of the Asset Purchase Agreement relating to determining current customers of Company and Access. For each subsequent fiscal year for which Employee may be entitled to a bonus hereunder, the parties shall, in good faith, agree upon an MAS royalty fee to be charged hereunder based on the level of services and support being provided by the Company to its Access/Memphis Division. Provided, however, such MAS royalty fee shall be 1.5% if the parties are unable to come to an agreement for such year. Any cash bonus amount determined under Section 5 (b) shall be payable to Employee within thirty (30) days of the determination.

          (v) Any award of the incentive stock options to acquire common stock of Company earned hereunder during the first year of this Agreement shall be at the fair market value of the common shares as of January 5, 2000 or any other applicable date, which shall mean with respect to such shares, the average between the high and low bid and asked prices for such shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding date on which sales occurred if there were no sales on such date).

          (vi) The parties agree that in January, 2000, January 2001 and January, 2002, they will negotiate in good faith, the level of gross sales and NPBT of Company's Access/Memphis Division for the aforementioned cash bonus and incentive stock option award to be earned for such years, which gross sales and NPBT criteria shall be predicated upon Company's Access/Memphis Division's goals, projections and budgets established at the outset of such fiscal year.

     (c) In addition to Employee's base salary as set forth in Section 5(a) and any annual cash bonus/incentive stock option award that Employee may be entitled to under Section 5(b) based on Company's Access/Memphis Division's performance, Employee shall be entitled to a cash bonus and incentive stock option award in the event Employee satisfies certain economic criteria pertaining to Company's performance during the fiscal years 1999, 2000, 2001 and 2002.

          The parties agree that in January, 1999, January, 2000, January 2001 and January 2002, they will negotiate in good faith the implementation of economic criteria for the earning of an annual cash bonus and incentive stock option award for Employee for each of the four fiscal years of this Agreement which will be predicated upon the attainment of Company goals, projections and budgets established at the outset for such fiscal years which shall be consistent with the goals set forth for Senior Management of Company for such year(s). The cash bonus and incentive stock option award shall be predicated on the structure (as to amount) used for the cash bonus/incentive stock option award based on Company's Access/Memphis Division's results as set forth in Section 5(b).

          (i) For purposes of this Section, the term Gross Sales shall mean the gross sales of equipment, software and services by Company during the applicable period, determined on a consolidated basis. In making said gross sales determination, all gains and losses realized on the sale or other disposition of Companys assets not in the ordinary course shall be excluded. In addition, any gross sales of Company relating to any acquisitions that are closed in such year shall be excluded. All refunds or returns which are made during such period shall be subtracted along with all accounts receivable derived from such sales that are written off during such period in accordance with Companys accounting system. Such gross sales of Company and any other economic criteria adopted hereunder shall be determined by the internally-generated financial statements of Company determined in the manner set forth above in accordance with generally accepted accounting principles. Any cash bonus amount determined under Section 5(c) shall be payable to Employee within thirty (30) days of the determination.

          (ii) Any award of the incentive stock options to acquire the common stock of the Company earned hereunder during the first year of this Agreement shall be at the fair market value of the common shares as of January 5, 2000 or any other applicable date, as defined in Section 5(b)(v).

     (d) Company will deliver to Employee copies of the reports of any determination made hereunder by Company for the subject period, along with any documentation reasonably requested by Employee. Within fifteen (15) days following delivery to Employee of such report, Employee shall have the right to object in writing to the results contained in such determination. If timely objection is not made by Employee to such determination, such determination shall become final and binding for purposes of this Agreement. If a timely objection is made by Employee, and the Company and Employee are able to resolve their differences in writing within fifteen (15) days following the expiration of the initial 15-day period, then such determination shall become final and binding as it pertains to this Agreement. If timely objection is made by Employee to Company, and Employee and Company are unable to resolve their differences in writing within fifteen (15) days following the expiration of the initial 15-day period, then all disputed matters pertaining to the report shall be submitted and reviewed by the Arbitrator (Arbitrator), which shall be an independent accounting firm selected by Company and Employee. If Employee and Company are unable to promptly agree on the accounting firm to serve as the Arbitrator, each shall select, by not later than fifteen (15) days following the expiration of the initial fifteen (15) day period, one accounting firm and the two selected accounting firms shall then be instructed to select promptly a third accounting firm, such third accounting firm to serve as the Arbitrator. The Arbitrator shall consider only the disputed matters pertaining to the determination and shall act promptly to resolve all disputed matters. A decision with respect to all disputed matters shall be final and binding upon Company and Employee. The expenses of Arbitration (including reasonable attorney and accounting fees) shall be borne one-half by Employee and one-half by Company.

6.   Fringe  Benefits.  During  the term of this  Agreement,  Employee  shall be
     ----------------
     entitled to the following benefits:

     (a) Health Insurance - Employee shall be provided with the standard family medical health and insurance coverage maintained by Company on its employees. Company and Employee shall each pay fifty percent (50%) of the cost of such coverage.

     (b) Vacation - Employee shall be entitled each year to a vacation of three weeks during which time his compensa-tion will be paid in full. Provided, however, such weeks may not be taken consecutively without the written consent of Company.

     (c) Retirement Plan - Employee shall participate, after meeting eligibility requirements, in any qualified retirement plans and/or welfare plans maintained by the Company during the term of this Agreement.

     (d) Automobile - Company shall provide Employee with an automobile allowance of $400.00 per month. Employee shall be responsible for all insurance, maintenance and repairs to such vehicle.

     (e) Cellular Phone - Company shall provide Employee with a cellular phone allowance of $75.00 per month. Employee shall provide Company, upon request, with documentation supporting the business use of said cellular phone.

     (f) Other Company Programs - Employee shall be eligible to participate in any other plans or programs implemented by the Company for all of its employees with duties and responsibilities similar to Employee.

     (g) Employee shall be responsible for any and all taxes owed, if any, on the fringe benefits provided to him pursuant to this Section 6.

7.   Expenses. During the term of this Agreement,  Employee shall be entitled to
     --------
     receive prompt reimbursement for all reasonable and customary travel and entertainment expenses or other out-of-pocket business expenses incurred by Employee in fulfilling the Employee's duties and responsibilities hereunder, including, all expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the reasonable policies and procedures established by the Company.

8.   Non-Competition.  Employee expressly acknowledges the provisions of Section
     ---------------
     7 of the Purchase Agreement relating to Employee's Covenant Not to Compete with Company. Accordingly, such provisions of Section 7 are incorporated herein by reference to the extent as if restated in full herein. In addition to the consideration received under this Agreement, Employee acknowledges that as one of the owners of the common stock of Access, he has received substantial consideration pursuant to such Purchase Agreement and that as an inducement for, and in consideration of, Company entering into the Purchase Agreement and Company entering into this Agreement, Employee has agreed to be bound by such provisions of Section 7 of the Pur-chase Agreement. Accordingly, such provisions of Section 7 and Exhibit O-1 and the restrictions on Employee thereby imposed shall apply as stated therein.

9.   Non-Disclosure  and Assignment of  Confidential  Information.  The Employee
     ------------------------------------------------------------
     acknowledges   that  the  Company's  trade  secrets  and  confidential  and proprietary information, including without limitation:

     (a)  unpublished information concerning the Company's:

          (i)  research activities and plans,
          (ii) marketing or sales plans,
          (iii) pricing or pricing strategies,
          (iv) operational techniques,
          (v)  customer and supplier lists, and
          (vi) strategic plans;

     (b) unpublished financial information, including unpublished information concerning revenues, profits and profit margins;

     (c)  internal confidential manuals; and

     (d) any "material inside information" as such phrase is used for purposes of the Securities Exchange Act of 1934, as amended;

          all constitute valuable, special and unique proprietary and trade secret information of the Company. In recognition of this fact, the Employee agrees that the Employee will not disclose any such trade secrets or confidential or proprietary information (except (i) information which becomes publicly available without violation of this Agreement, (ii) information of which the Employee did not know and should not have known was disclosed to the Employee in violation of any other person's confidentiality obligation, and (iii) disclosure required in connection with any legal process), nor shall the Employee make use of any such information for the benefit of any person, firm, operation or other entity except the Company and its subsidiaries or affiliates. The Employee's obligation to keep all of such information confidential shall be in effect during and for a period of five (5) years after the termination of his employment; provided, however, that the Employee will keep confidential and will not disclose any trade secret or similar information protected under law as intangible property (subject to the same exceptions set forth in the parenthetical clause above) for so long as such protection under law is extended.

10.  Termination.
     -----------

     (a) The Employee's employment with the Company may be terminated at any time as follows:

          (i)  By Employee's death;

          (ii) By  Employee's   physical  or  mental  disability  which  renders
               Employee unable to perform his duties hereunder.

          (iii)By the Company, for cause upon three (3) day's written notice to Employee. For purposes of this Agreement, the term "cause" shall mean termination upon: (i) the engaging by Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, including but not limited to any material misrepresentation related to the performance of his duties; (ii) the conviction of Employee of a felony or other crime involving theft or fraud, (iii) Employee's gross neglect or gross misconduct in carrying out his duties hereunder resulting, in either case, in material harm to the Company; or (iv) any material breach by Employee of this Agreement. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for cause under (i) and (iv) above, unless and until there has been delivered to him a copy of the resolution of an officer of the Company, finding that Employee engaged in the conduct set forth above in this section and specifying the particulars thereof in detail, and Employee shall not have cured or abated such conduct to the reasonable satisfaction of the Company within fifteen (15) days of receipt of such resolution. This provision shall be applicable solely to the extent the conduct to which the alleged breach relates is susceptible to being cured in the reasonable determination of such officer.

     (b) Compensation upon Termination: In the event of termination of employment, the Employee or his estate, in the event of death, shall be entitled to his annual base salary and other benefits provided hereunder to the date of his termination. In addition, Employee shall be entitled to receive any bonus accrued to the date of his termination of employment as provided in Sections 5(b) and 5(c), which shall be payable (if applicable) pursuant to the terms thereof.

11.  Disability.  In the event that Employee becomes temporarily disabled and/or
     ----------
     totally and permanently disabled, physically or mentally, which renders him unable to perform his duties hereunder, Employee shall receive one hundred percent (100%) of his base annual salary (in effect at the time of such disability) for a period of one (1) year following the initial date of such disability (offset by any payments to the Employee received pursuant to disability benefit plans, if any, maintained by the Company.) Such payments shall be payable in twelve consecutive equal monthly installments and shall commence thirty (30) days after the determination by the physicians of such disability as set forth below.

     For purposes of this Agreement, Employee shall be deemed to be temporarily disabled and/or totally and permanently disabled if attested to by two qualified physicians, (one to be selected by Company and the other by Employee) competent to give opinions in the area of the disabled Employee's physical and/or mental condition. If the two physicians disagree, they shall select a third physician, whose opinion shall control. Employee shall be deemed to be temporarily disabled and/or totally and permanently disabled if he shall become disabled as a result of any medically determinable impairment of mind or body which renders it impossible for such Employee to perform satisfactorily his duties hereunder, and the qualified physician(s) referred to above certify that such disability does, in fact, exist. The opinion of the qualified physician(s) shall be given by such physician(s), in writing directed to the Company and to Employee. The physician(s) decision shall include the date that disability began, if possible, and the 12th month of such disability, if possible. The decision of such physician(s) shall be final and conclusive and the cost of such examination shall be paid by Employer.

12.  Severability.  In case any one (1) or more of the  provisions  or part of a
     ------------
     provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement. In such a situation, this Agreement shall be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part shall be reformed so that it will be valid, legal and enforceable to the maximum extent possible.

13.  Governing  Law. This  Agreement  shall be governed and construed  under the
     --------------
     laws of the State of Tennessee and shall not be modified or discharged, in whole or in part, except by an agreement in writing signed by the parties.

14.  Notices. All notices,  requests,  demands and other communications relating
     -------
     to this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt re-quested, postage prepaid to the following addresses (or to such other address for a party as shall be specified by notice pursuant hereto):

     If  to  Company,  to:     Pomeroy  Computer  Resources,  Inc.
                               1020  Petersburg  Road
                               Hebron,  Kentucky  41048

     With  a  copy  to:        James  H.  Smith  III
                               Lindhorst  &  Dreidame  Co.,  L.P.A.
                               312  Walnut  Street,  Suite  2300
                               Cincinnati,  Ohio  45202

     If  to  Employee,  to:    the  Employee's  residential  address,  as
                               set  forth  in  the  Company's  records

     With  a  copy  to:        Caldwell  D.  Lowrance,  Jr.,  Esq.
                               165  Madison  Avenue,  Suite  2000
                               Memphis,  Tennessee  38103

15.  Enforcement of Rights.  The parties expressly  recognize that any breach of
     ---------------------
     this Agreement by either party is likely to result in irrevocable injury to the other party and agree that such other party shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction in Shelby County, Tennessee, either at law or in equity, to obtain damages for any breach of this Agreement, or to enforce the specific performance of this Agreement by each party or to enjoin any party from activities in violation of this Agreement. Should either party engage in any activities prohibited by this Agreement, such party agrees to pay over to the other party all compensation, remuneration, monies or property of any sort received in connection with such activities. Such payment shall not impair any rights or remedies of any non-breaching party or obligations or liabilities of any breaching party pursuant to this Agreement or any applicable law.

16.  Entire  Agreement.  This Agreement and the Purchase  Agreement  referred to
     -----------------
     herein contain the entire understanding of the parties with respect to the subject matter contained herein and may be altered, amended or superseded only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

17.  Parties  in  Interest.
     ---------------------

     (a) This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto; provided, however, that nothing in this Section 17 shall preclude (i) Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) executors, administrators, or legal representatives of Employee or his estate from assigning any rights hereunder to person or persons entitled thereto. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of any successor corporation of Company

     (b) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the assets of the Company or the business with respect to which the duties and responsibilities of Employee are principally related, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Company would have been required to perform it if no such succession had taken place. As used in this Agreement "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the assumption agreement provided for in this
          Section 17 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

18.  Representations  of Employee.  Employee  represents and warrants that he is
     ----------------------------
     not party to or bound by any agreement or contract or subject to any restrictions including without limitation any restriction imposed in connection with previous employment which prevents Employee from entering into and performing his obligations under this Agreement.

19.  Counterparts.  This  Agreement may be executed  simulta-neously  in several
     ------------
     counterparts, each of which shall be deemed an original part, which together shall constitute one and the same instrument.










IN WITNESS WHEREOF, this Agreement has been executed effec-tive as of the day and year first above written.

WITNESSES:                    COMPANY:
                              POMEROY  COMPUTER  RESOURCES,  INC.

__________________________


__________________________    By:_________________________________
                                  Stephen  E.  Pomeroy
                                  Chief  Financial  Officer

                              EMPLOYEE:

__________________________


__________________________    _____________________________________
                              MARK  PUTMAN

                              EMPLOYMENT AGREEMENT


THIS AGREEMENT made as of the _________ day of December, 1998, by and between POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Company"), and PAUL BISHOP ("Employee").

                              W I T N E S S E T H :

WHEREAS, the Company entered into an Asset Purchase Agreement ("Purchase Agreement") of even date pursuant to which it purchased substantially all the assets of Access Technologies, Inc. (Access); and

WHEREAS, Employee owns Thirty-Two and 13/100 (32.13%) of the outstanding stock of Access; and

WHEREAS, Employee, as an inducement for and in consideration of Company entering into the Purchase Agreement, has agreed to enter into and execute this Employment Agreement pursuant to Section 6 thereof; and

WHEREAS, Company desires to engage the services of Employee, pursuant to the terms, conditions and provisions as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein set forth, the parties hereby covenant and agree as follows:

1.   Employment.  The Company  agrees to employ the  Employee,  and the Employee
     ----------
     agrees to be employed by the Company, upon the following terms and conditions.

2    Term. The initial term of Employee's  employment pursuant to this Agreement
     ----
     shall begin on the 9th day of December, 1998, and shall continue for a period of two (2) years and twenty-seven (27) days, ending January 5, 2001 unless terminated earlier pursuant to the provisions of Section 10, provided that Sections 8, 9 and 10(b), shall survive the termination of such employ-ment and shall expire in accordance with the terms set forth therein.

3.   Renewal Term. The term of Employee's  employment shall  automatically renew
     ------------
     for additional consecutive renewal terms of one (1) year unless either party gives written notice of his/its intent not to renew the terms of this Agreement sixty (60) days prior to expiration of the then expiring term.

4.   Duties.  Employee  shall  serve  as  Director  of  Sales  State  and  Local
     ------
     Government for the Company's Access/Memphis Division. Employee shall be responsible to and report directly to Vice President of Operations of the Company's Access/Memphis Division. Employee shall devote his best efforts and substantially all his time during normal business hours to the diligent, faithful and loyal discharge of the duties of his employment and towards the proper, efficient and successful conduct of the Company's affairs. Employee fur-ther agrees to refrain during the term of this Agreement from making any sales of competing services or products or from profiting from any transaction involving computer services or products for his account without the express written consent of Company.

5.   Compensation.  For  all  services  rendered  by  the  Employee  under  this
     ------------
     Agreement (in addition to other monetary or other benefits referred to herein), compensation shall be paid to Employee as follows:

     (a) Base Salary: During each fiscal year of the initial term of this Agreement, Employee shall be paid an annual base salary of Seventy-Two Thousand Dollars ($72,000.00). For the first twenty-seven (27) days of this Agreement, Employee shall be compensated at the rate of Six Thousand Dollars ($6,000.00) per month. Said base salary shall be payable in accordance with the historical payroll practices of the Company.

     (b) Quarterly Commissions for Company's Access/Memphis Division's Governmental and Educational Accounts Sales: In addition to Employee's base salary as set forth in Section 5(a) above, commencing January 6, 1999 through January 5, 2000, Employee shall be entitled to a quarterly commission in the event the Employee satisfies the following economic criteria during such quarter:

          (i) Gross profit of Company's Access/Memphis Division's Governmental and Educational Accounts Sales greater than $775,000.00 but less than or equal to $875,000.00, equals $5,000.00 cash bonus;

          (ii) Gross profit of Company's Access/Memphis Division's Governmental and Educational Accounts Sales greater than $875,000.00 but less than or equal to $975,000.00, equals $7,500.00 cash bonus;

          (iii)Gross profit of Company's Access/Memphis Division's Governmental and Educational Accounts Sales greater than $975,000.00, equals $10,000.00 cash bonus.

          (iv) For purposes of this Section, the term Gross Profit of Company's Access/Memphis Division's Governmental and Educational Accounts Sales shall mean the gross sales of equipment, software and services rendered to governmental and educational accounts by the Company's Access/ Memphis Division less the cost of goods sold for such items.

          (v) The quarterly commission determination shall be based upon the Company's internally generated accounting statements and the determination by the Company's Chief Financial Officer shall be final, binding and conclusive upon all parties hereto and the Company's financial statements for the Company's Access/Memphis Division shall be provided to Employee.

          (vi) Any commissions due Employee hereunder shall be paid within thirty (30) days of the conclusion of such quarter during the applicable period.

          (vii)The Company shall provide a quarterly commission plan for Employee based upon the Company's Access/Memphis Division's Governmental and Educational Accounts Sales for the period January 6, 2000 through January 5, 2001, which plan will be predicated upon the goals, projections and budgets established at the outset of said year for the Company's Access/Memphis Division as it relates to the accounts set forth above.

     (c)  Annual Cash Bonus - Incentive Stock Option - Access/Memphis  Division:
          In addition to Employee's base salary as set forth in Section 5(a) above, and any commission compensation to which Employee may be entitled under Section 5(b), during the first fiscal year of the initial term of this Agreement (January 6, 1999 through January 5,
          2000), Employee shall be entitled to a cash bonus and incentive stock option award in the event Employee satisfies certain economic criteria pertaining to the Company's Access/Memphis Division set forth as follows:

          (i)  Gross sales of  Company's  Access/Memphis  Division  greater than
               $30,000,000.00 with net profit before taxes (NPBT) greater than $2,350,000.00 but less than $2,450,000.00, equals $5,000.00 cash bonus plus 5,000 incentive stock options;

          (ii) Gross sales of Company's Access/Memphis Division greater than $30,000,000.00 with NPBT greater than or equal to $2,450,000.00 but less than $2,550,000.00, equals $7,500.00 cash bonus plus 6,000 incentive stock options;

          (iii)Gross sales of Company's Access/Memphis Division greater than $30,000,000.00 with NPBT greater than or equal to $2,550,000.00 equals $10,000.00 cash bonus plus 7,500 incentive stock options.

          (iv) For purposes of this Section 5(c), the term Gross Sales shall mean the gross sales of equipment, software and services by Company's Access/Memphis Division during the applicable period. In making said gross sales determination, all gains and losses realized on the sale or other disposition of Companys Access/Memphis Division's assets not in the ordinary course shall be excluded. In addition, any gross sales of Company's Access/Memphis Division relating to any acquisitions that are closed in such year shall be excluded. All refunds or returns which are made during such period shall be subtracted along with all accounts receivable derived from such sales that are written off during such period in accordance with Companys Access/Memphis Divisions's accounting system. Such gross sales and NPBT of Company's Access/Memphis Division shall be determined by the Company's internally generated accounting statements determined in the manner set forth above and in accordance with generally accepted accounting principles. Commencing on the later of January 6, 1999 or the installation of the ASTEA accounting system at Company's Access/Memphis Division, a 1.5% MAS royalty fee on gross sales by Company's Access/Memphis Division shall be made incident to said NPBT determination. In determining NPBT of Access/Memphis Division, no effect shall be given to any increase in the amounts of depreciation, amortization or other expense or deduction taken on tangible or intangible assets of the Company, if such increase is attributable to a revaluation of such assets incident to the acquisition of substantially all of the assets of Access by the Company. In addition, NPBT shall be determined prior to recording of any interest expense attributable to Company's acquisition of substantially all the assets of Access by the Company. The Company and Employee shall implement various provisions of the Asset Purchase Agreement relating to determining current customers of Company and Access. For each subsequent fiscal year for which Employee may be entitled to a bonus hereunder, the parties shall, in good faith, agree upon an MAS royalty fee to be charged hereunder based on the level of services and support being provided by the Company to its Access/Memphis Division. Provided, however, such MAS royalty fee shall be 1.5% if the parties are unable to come to an agreement for such year. Any cash bonus amount determined under Section 5
               (b) shall be payable to Employee within thirty (30) days of the determination.

          (v) Any award of the incentive stock options to acquire common stock of Company earned hereunder during the first year of this Agreement shall be at the fair market value of the common shares as of January 5, 2000 or any other applicable date, which shall mean with respect to such shares, the average between the high and low bid and asked prices for such shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding date on which sales occurred if there were no sales on such date).

          (vi) The parties agree that in January,  2000,  they will negotiate in good faith, the level of gross sales and NPBT of Company's Access/Memphis Division for the aforementioned cash bonus and incentive stock option award to be earned for such year, which gross sales and NPBT criteria shall be predicated upon Company's Access/Memphis Division's goals, projections and budgets established at the outset of such fiscal year.

     (d)  In addition to  Employee's  base salary as set forth in Section  5(a), any  quarterly  commission  to which  Employee  may be entitled  under
          Section 5(b) and any annual cash bonus/incentive stock option award that Employee may be entitled to under Section 5(c) based on Company's Access/Memphis Division's performance, Employee shall be entitled to a cash bonus and incentive stock option award in the event Employee satisfies certain economic criteria pertaining to Company's performance during the fiscal years 1999 and 2000.

          The parties agree that in January, 1999 and January, 2000, they will negotiate in good faith the implementation of economic criteria for the earning of an annual cash bonus and incentive stock options award for Employee for each of the two fiscal years of this Agreement which will be predicated upon the attainment of Company goals, projections and budgets established at the outset for such fiscal years which shall be consistent with the goals set forth for Senior Management of the Company for such year(s). The cash bonus and incentive stock option award shall be predicated on the structure (as to amount) used for the cash bonus/incentive stock option award based on Company's Access/Memphis Division's results as set forth in Section 5(c).

          (i) For purposes of this Section, the term Gross Sales shall mean the gross sales of equipment, software and services by Company during the applicable period, determined on a consolidated basis. In making said gross sales determination, all gains and losses realized on the sale or other disposition of Companys assets not in the ordinary course shall be excluded. In addition, any gross sales of Company relating to any acquisitions that are closed in such year shall be excluded. All refunds or returns which are made during such period shall be subtracted along with all accounts receivable derived from such sales that are written off during such period in accordance with Companys accounting system. Such gross sales of Company and any other economic criteria adopted hereunder shall be determined by the internally-generated financial statements of Company determined in the manner set forth above in accordance with generally accepted accounting principles and such determination shall be final, binding and conclusive upon all parties hereto. Any cash bonus amount determined under Section 5(d) shall be payable to Employee within thirty (30) days of the determination.

          (ii) Any award of the incentive stock options to acquire the common stock of the Company earned hereunder during the first year of this Agreement shall be at the fair market value of the common shares as of January 5, 2000 or any other applicable date, as defined in Section 5(c)(v).

     (e) Company will deliver to Employee copies of the reports of any determination made hereunder by Company for the subject period, along with any documentation reasonably requested by Employee. Within fifteen (15) days following delivery to Employee of such report, Employee shall have the right to object in writing to the results contained in such determination. If timely objection is not made by Employee to such determination, such determination shall become final and binding for purposes of this Agreement. If a timely objection is made by Employee, and the Company and Employee are able to resolve their differences in writing within fifteen (15) days following the expiration of the initial 15-day period, then such determination shall become final and binding as it pertains to this Agreement. If timely objection is made by Employee to Company, and Employee and Company are unable to resolve their differences in writing within fifteen (15) days following the expiration of the initial 15-day period, then all disputed matters pertaining to the report shall be submitted and reviewed by the Arbitrator (Arbitrator), which shall be an independent accounting firm selected by Company and Employee. If Employee and Company are unable to promptly agree on the accounting firm to serve as the Arbitrator, each shall select, by not later than fifteen (15) days following the expiration of the initial fifteen (15) day period, one accounting firm and the two selected accounting firms shall then be instructed to select promptly a third accounting firm, such third accounting firm to serve as the Arbitrator. The Arbitrator shall consider only the disputed matters pertaining to the determination and shall act promptly to resolve all disputed matters. A decision with respect to all disputed matters shall be final and binding upon Company and Employee. The expenses of Arbitration (including reasonable attorney and accounting fees) shall be borne one-half by Employee and one-half by Company.

6.   Fringe  Benefits.  During  the term of this  Agreement,  Employee  shall be
     ----------------
     entitled to the following benefits:

     (a) Health Insurance - Employee shall be provided with the standard family medical health and insurance coverage maintained by Company on its employees. Company and Employee shall each pay fifty percent (50%) of the cost of such coverage.

     (b)  Vacation - Employee  shall be entitled  each year to a vacation of two
          (2) weeks during which time his compensa-tion will be paid in full. Provided, however, such weeks may not be taken consecutively without the written consent of Company.

     (c) Retirement Plan - Employee shall participate, after meeting eligibility requirements, in any qualified retirement plans and/or welfare plans maintained by the Company during the term of this Agreement.

     (d) Automobile - Company shall provide Employee with an automobile allowance of $400.00 per month. Employee shall be responsible for all insurance, maintenance and repairs to such vehicle.

     (e) Cellular Phone - Company shall provide Employee with a cellular phone allowance of $75.00 per month. Employee shall provide Company, upon request, with documentation supporting the business use of said cellular phone.

     (f) Other Company Programs - Employee shall be eligible to participate in any other plans or programs implemented by the Company for all of its employees with duties and responsibilities similar to Employee.

     (g) Employee shall be responsible for any and all taxes owed, if any, on the fringe benefits provided to him pursuant to this Section 6.

7.   Expenses. During the term of this Agreement,  Employee shall be entitled to
     --------
     receive prompt reimbursement for all reasonable and customary travel and entertainment expenses or other out-of-pocket business expenses incurred by Employee in fulfilling the Employee's duties and responsibilities hereunder, including, all expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the reasonable policies and procedures established by the Company.

8.   Non-Competition.  Employee expressly acknowledges the provisions of Section
     ---------------
     7 of the Purchase Agreement relating to Employee's Covenant Not to Compete with Company. Accordingly, such provisions of Section 7 are incorporated herein by reference to the extent as if restated in full herein. In addition to the consideration received under this Agreement, Employee acknowledges that as one of the owners of the common stock of Access, he has received substantial consideration pursuant to such Purchase Agreement and that as an inducement for, and in consideration of, Company entering into the Purchase Agreement and Company entering into this Agreement, Employee has agreed to be bound by such provisions of Section 7 of the Pur-chase Agreement. Accordingly, such provisions of Section 7 and Exhibit O-2 and the restrictions on Employee thereby imposed shall apply as stated therein.

9.   Non-Disclosure  and Assignment of  Confidential  Information.  The Employee
     ------------------------------------------------------------
     acknowledges   that  the  Company's  trade  secrets  and  confidential  and proprietary information, including without limitation:

     (a)     unpublished  information  concerning  the  Company's:

          (i)   research activities and plans,
          (ii)  marketing or sales plans,
          (iii) pricing or pricing strategies,
          (iv)  operational techniques,
          (v)   customer and supplier lists, and
          (vi)  strategic plans;

     (b) unpublished financial information, including unpublished information concerning revenues, profits and profit margins;

     (c)  internal confidential manuals; and

     (d) any "material inside information" as such phrase is used for purposes of the Securities Exchange Act of 1934, as amended;

all constitute valuable, special and unique proprietary and trade secret information of the Company. In recognition of this fact, the Employee agrees that the Employee will not disclose any such trade secrets or confidential or proprietary information (except (i) information which becomes publicly available without violation of this Agreement, (ii) information of which the Employee did not know and should not have known was disclosed to the Employee in violation of any other person's confidentiality obligation, and (iii) disclosure required in connection with any legal process), nor shall the Employee make use of any such information for the benefit of any person, firm, operation or other entity except the Company and its subsidiaries or affiliates. The Employee's obligation to keep all of such information confidential shall be in effect during and for a period of five (5) years after the termination of his employment; provided, however, that the Employee will keep confidential and will not disclose any trade secret or similar information protected under law as intangible property (subject to the same exceptions set forth in the parenthetical clause above) for so long as such protection under law is extended.

10.  Termination.
     -----------

     (a) The Employee's employment with the Company may be terminated at any time as follows:

          (i)  By Employee's death;

          (ii) By  Employee's   physical  or  mental  disability  which  renders
               Employee unable to perform his duties hereunder.

          (iii)By the Company, for cause upon three (3) day's written notice to Employee. For purposes of this Agreement, the term "cause" shall mean termination upon: (i) the engaging by Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, including but not limited to any material misrepresentation related to the performance of his duties; (ii) the conviction of Employee of a felony or other crime involving theft or fraud, (iii) Employee's gross neglect or gross misconduct in carrying out his duties hereunder resulting, in either case, in material harm to the Company; or (iv) any material breach by Employee of this Agreement. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for cause under Sections (i) and (iv) above, unless and until there has been delivered to him a copy of the resolution of an officer of the Company, finding that Employee engaged in the conduct set forth above and specifying the particulars thereof in detail, and Employee shall not have cured or abated such conduct to the reasonable satisfaction of the Company within fifteen (15) days of receipt of such resolution. This provision shall be applicable solely to the extent the conduct to which the alleged breach relates is susceptible to being cured in the reasonable determination of such officer.

     (b) Compensation upon Termination: In the event of termination of employment, the Employee or his estate, in the event of death, shall be entitled to his annual base salary and other benefits provided hereunder to the date of his termination. In addition, Employee shall be entitled to receive any commissions and/or bonus accrued to the date of his termination of employment as provided in Sections 5(b),
          (c) and 5(d), which shall be payable (if applicable) pursuant to the terms thereof.

11.  Severability.  In case any one (1) or more of the  provisions  or part of a
     ------------
     provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement. In such a situation, this Agreement shall be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part shall be reformed so that it will be valid, legal and enforceable to the maximum extent possible.

12.  Governing  Law. This  Agreement  shall be governed and construed  under the
     --------------
     laws of the State of Tennessee and shall not be modified or discharged, in whole or in part, except by an agreement in writing signed by the parties.

13.  Notices. All notices,  requests,  demands and other communications relating
     -------
     to this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt re-quested, postage prepaid to the following addresses (or to such other address for a party as shall be specified by notice pursuant hereto):

     If  to  Company,  to:     Pomeroy  Computer  Resources,  Inc.
                               1020  Petersburg  Road
                               Hebron,  Kentucky  41048

     With  a  copy  to:        James  H.  Smith  III
                               Lindhorst  &  Dreidame  Co.,  L.P.A.
                               312  Walnut  Street,  Suite  2300
                               Cincinnati,  Ohio  45202

     If  to  Employee,  to:    the  Employee's  residential  address,  as
                               set  forth  in  the  Company's  records

     With  a  copy  to:        Caldwell  D.  Lawrence,  Jr.,  Esq.
                               165  Madison  Avenue,  Suite  2000
                               Memphis,  Tennessee  38103

14.  Enforcement of Rights.  The parties expressly  recognize that any breach of
     ---------------------
     this Agreement by either party is likely to result in irrevocable injury to the other party and agree that such other party shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction in Shelby County, Tennessee, either at law or in equity, to obtain damages for any breach of this Agreement, or to enforce the specific performance of this Agreement by each party or to enjoin any party from activities in violation of this Agreement. Should either party engage in any activities prohibited by this Agreement, such party agrees to pay over to the other party all compensation, remuneration, monies or property of any sort received in connection with such activities. Such payment shall not impair any rights or remedies of any non-breaching party or obligations or liabilities of any breaching party pursuant to this Agreement or any applicable law.

15.  Entire  Agreement.  This Agreement and the Purchase  Agreement  referred to
     -----------------
     herein contain the entire understanding of the parties with respect to the subject matter contained herein and may be altered, amended or superseded only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

16.  Parties  in  Interest.
     ---------------------

     (a) This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto; provided, however, that nothing in this Section 17 shall preclude (i) Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) executors, administrators, or legal representatives of Employee or his estate from assigning any rights hereunder to person or persons entitled thereto. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of any successor corporation of Company

     (b) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the assets of the Company or the business with respect to which the duties and responsibilities of Employee are principally related, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Company would have been required to perform it if no such succession had taken place. As used in this Agreement "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the assumption agreement provided for in this
          Section 17 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

17.  Representations  of Employee.  Employee  represents and warrants that he is
     ----------------------------
     not party to or bound by any agreement or contract or subject to any restrictions including without limitation any restriction imposed in connection with previous employment which prevents Employee from entering into and performing his obligations under this Agreement.

18.  Counterparts.  This  Agreement may be executed  simulta-neously  in several
     ------------
     counterparts, each of which shall be deemed an original part, which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been executed effec-tive as of the day and year first above written.

WITNESSES:                    COMPANY:
                              POMEROY  COMPUTER  RESOURCES,  INC.

__________________________


__________________________    By:_________________________________
                                  Stephen  E.  Pomeroy
                                  Chief  Financial  Officer


                              EMPLOYEE:

__________________________


__________________________    _____________________________________
                              PAUL  BISHOP

                              EMPLOYMENT AGREEMENT


THIS AGREEMENT made as of the _________ day of_______________, 1998, by and between POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Company"), and GREGORY LIVINGSTON ("Employee").

                              W I T N E S S E T H :

WHEREAS, the Company entered into an Asset Purchase Agreement ("Purchase Agreement") of even date pursuant to which it purchased substantially all the assets of Access Technologies, Inc. (Access); and

WHEREAS, Employee owns Two and 06/100 percent (2.06%) of the outstanding stock of Access; and

WHEREAS, Employee, as an inducement for and in consideration of Company entering into the Purchase Agreement, has agreed to enter into and execute this Employment Agreement pursuant to Section 6 thereof; and

WHEREAS, Company desires to engage the services of Employee, pursuant to the terms, conditions and provisions as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein set forth, the parties hereby covenant and agree as follows:

1.   Employment.  The Company  agrees to employ the  Employee,  and the Employee
     ----------
     agrees to be employed by the Company, upon the following terms and conditions.

2    Term. The initial term of Employee's  employment pursuant to this Agreement
     ----
     shall begin on the 9th day of December, 1998, and shall continue for a period of two (2) years and twenty-seven (27) days, ending January 5, 2001 unless terminated earlier pursuant to the provisions of Section 10, provided that Sections 8, 9 and 10(b), shall survive the termination of such employ-ment and shall expire in accordance with the terms set forth therein.

3.   Renewal Term. The term of Employee's  employment shall  automatically renew
     ------------
     for additional consecutive renewal terms of one (1) year unless either party gives written notice of his/its intent not to renew the terms of this Agreement sixty (60) days prior to expiration of the then expiring term.

4.   Duties.  Employee shall serve as Director of Sales Commercial  Accounts for
     ------
     the Company's Access/Memphis Division. Employee shall be responsible to and report directly to Vice President of Operations for the Access/Memphis Division. Employee shall devote his best efforts and substantially all his time during normal business hours to the diligent, faithful and loyal discharge of the duties of his employment and towards the proper, efficient and successful conduct of the Company's affairs. Employee fur-ther agrees to refrain during the term of this Agreement from making any sales of competing services or products or from profiting from any transaction involving computer services or products for his account without the express written consent of Company.

5.   Compensation.  For  all  services  rendered  by  the  Employee  under  this
     ------------
     Agreement (in addition to other monetary or other benefits referred to herein), compensation shall be paid to Employee as follows:

     (a) Base Salary: During each fiscal year of the initial term of this Agreement, Employee shall be paid an annual base salary of Seventy-Two Thousand Dollars ($72,000.00). For the first twenty-seven (27) days of this Agreement, Employee shall be compensated at the rate of Six Thousand Dollars ($6,000.00) per month. Said base salary shall be payable in accordance with the historical payroll practices of the Company.

     (b) Quarterly Commissions for Company's Access/Memphis Division's Commercial Accounts Sales: In addition to Employee's base salary as set forth in Section 5(a) above, commencing January 6, 1999 through January 5, 2000, Employee shall be entitled to a quarterly commission in the event the Employee satisfies the following economic criteria during such quarter:

          (i) Gross profit of Company's Access/Memphis Division's Commercial Accounts Sales greater than $1,260,000.00 but less than or equal to $1,360,000.00, equals $10,000.00 cash bonus;

          (ii) Gross profit of Company's Access/Memphis Division's Commercial Accounts Sales greater than $1,360,000.00 but less than or equal to $1,460,000.00, equals $12,000.00 cash bonus;

          (iii)Gross profit of Company's Access/Memphis Division's Commercial Accounts Sales greater than $1,460,000.00, equals $15,000.00 cash bonus.

          (iv) For purposes of this Section, the term Gross Profit of Company's Access/Memphis Division's Commercial Accounts Sales shall mean the gross sales of equipment, software and services rendered to commercial accounts by the Company's Access/ Memphis Division less the cost of goods sold for such items.

          (v) The quarterly commission determination shall be based upon the Company's internally generated accounting statements and the determination by the Company's Chief Financial Officer shall be final, binding and conclusive upon all parties hereto and the Company's financial statements for the Company's Access/Memphis Division shall be provided to Employee.

          (vi) Any commissions due Employee hereunder shall be paid within thirty (30) days of the conclusion of such quarter during the applicable period.

          (vii)The  Company  shall  provide  a  quarterly  commission  plan  for
               Employee based upon the gross profit of the Company's Access/Memphis Division's Commercial Accounts Sales for the period January 6, 2000 through January 5, 2001, which plan will be predicated upon the goals, projections and budgets established at the outset of said year for the Company's Access/Memphis Division as it relates to the accounts set forth above.

     (c)  Annual Cash Bonus - Incentive Stock Option - Access/Memphis  Division:
          In addition to Employee's base salary as set forth in Section 5(a) above, and any commission compensation to which Employee may be entitled under Section 5(b), during the first fiscal year of the initial term of this Agreement (January 6, 1999 through January 5,
          2000), Employee shall be entitled to a cash bonus and incentive stock option award in the event Employee satisfies certain economic criteria pertaining to the Company's Access/Memphis Division set forth as follows:

          (i)  Gross sales of  Company's  Access/Memphis  Division  greater than
               $30,000,000.00 with net profit before taxes (NPBT) greater than $2,350,000.00 but less than $2,450,000.00, equals $5,000.00 cash bonus plus 5,000 incentive stock options;

          (ii) Gross sales of Company's Access/Memphis Division greater than $30,000,000.00 with NPBT greater than or equal to $2,450,000.00 but less than $2,550,000.00, equals $7,500.00 cash bonus plus 6,000 incentive stock options;

          (iii)Gross sales of Company's Access/Memphis Division greater than $30,000,000.00 with NPBT greater than or equal to $2,550,000.00 equals $10,000.00 cash bonus plus 7,500 incentive stock options.

          (iv) For purposes of this Section 5(c), the term Gross Sales shall mean the gross sales of equipment, software and services by Company's Access/Memphis Division during the applicable period. In making said gross sales determination, all gains and losses realized on the sale or other disposition of Companys Access/Memphis Division's assets not in the ordinary course shall be excluded. In addition, any gross sales of Company's

               Access/Memphis Division relating to any acquisitions that are closed in such year shall be excluded. All refunds or returns which are made during such period shall be subtracted along with all accounts receivable derived from such sales that are written off during such period in accordance with Companys Access/Memphis Divisions's accounting system. Such gross sales and NPBT of Company's Access/Memphis Division shall be determined by the Company's internally generated accounting statements determined in the manner set forth above and in accordance with generally accepted accounting principles. Commencing on the later of January 6, 1999 or the installation of the ASTEA accounting system at Company's Access/Memphis Division, a 1.5% MAS royalty fee on gross sales by Company's Access/Memphis Division shall be made incident to said NPBT determination. In determining NPBT of Access/Memphis Division, no effect shall be given to any increase in the amounts of depreciation, amortization or other expense or deduction taken on tangible or intangible assets of the Company, if such increase is attributable to a revaluation of such assets incident to the acquisition of substantially all of the assets of Access. In addition, NPBT shall be determined prior to recording of any interest expense attributable to Company's acquisition of substantially all the assets of Access by the Company. The Company and Employee shall implement various provisions of the Asset Purchase Agreement relating to determining current customers of Company and Access. For each subsequent fiscal year for which Employee may be entitled to a bonus hereunder, the parties shall, in good faith, agree upon an MAS royalty fee to be charged hereunder based on the level of services and support being provided by the Company to its Access/Memphis Division. Provided, however, such MAS royalty fee shall be 1.5% if the parties are unable to come to an agreement for such year. Any cash bonus amount determined under Section 5 (b) shall be payable to Employee within thirty (30) days of the determination.

          (v) Any award of the incentive stock options to acquire common stock of Company earned hereunder during the first year of this Agreement shall be at the fair market value of the common shares as of January 5, 2000 or any other applicable date, which shall mean with respect to such shares, the average between the high and low bid and asked prices for such shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding date on which sales occurred if there were no sales on such date).

          (vi) The parties agree that in January,  2000,  they will negotiate in good faith, the level of gross sales and NPBT of Company's Access/Memphis Division for the aforementioned cash bonus and incentive stock option award to be earned for such year, which gross sales and NPBT criteria shall be predicated upon Company's Access/Memphis Division's goals, projections and budgets established at the outset of such fiscal year.

     (d)  In addition to  Employee's  base salary as set forth in Section  5(a), any  quarterly  commission  to which  Employee  may be entitled  under
          Section 5(b) and any annual cash bonus/incentive stock option award that Employee may be entitled to under Section 5(c) based on Company's Access/Memphis Division's performance, Employee shall be entitled to a cash bonus and incentive stock option award in the event Employee satisfies certain economic criteria pertaining to Company's performance during the fiscal years 1999 and 2000.

          The parties agree that in January, 1999 and January, 2000, they will negotiate in good faith the implementation of economic criteria for the earning of an annual cash bonus and incentive stock option award for Employee for each of the two fiscal years of this Agreement which will be predicated upon the attainment of Company goals, projections and budgets established at the outset for such fiscal years which shall be consistent with the goals of Senior Management of the Company for such year(s). The cash bonus and incentive stock option award shall be predicated on the structure (as to amount) used for the cash bonus/incentive stock option award based on Company's Access/Memphis Division's results as set forth in Section 5(c).

          (i) For purposes of this Section, the term Gross Sales shall mean the gross sales of equipment, software and services by Company during the applicable period, determined on a consolidated basis. In making said gross sales determination, all gains and losses realized on the sale or other disposition of Companys assets not in the ordinary course shall be excluded. In addition, any gross sales of Company relating to any acquisitions that are closed in such year shall be excluded. All refunds or returns which are made during such period shall be subtracted along with all accounts receivable derived from such sales that are written off during such period in accordance with Companys accounting system. Such gross sales of Company and any other economic criteria adopted hereunder shall be determined by the internally-generated financial statements of Company determined in the manner set forth above in accordance with generally accepted accounting principles. Any cash bonus amount determined under Section 5(d) shall be payable to Employee within thirty (30) days of the determination.

          (ii) Any award of the incentive stock options to acquire the common stock of the Company earned hereunder during the first year of this Agreement shall be at the fair market value of the common shares as of January 5, 2000 or any other applicable date, as defined in Section 5(c)(v).

     (e) Company will deliver to Employee copies of the reports of any determination made hereunder by Company for the subject period, along with any documentation reasonably requested by Employee. Within fifteen (15) days following delivery to Employee of such report, Employee shall have the right to object in writing to the results contained in such determination. If timely objection is not made by Employee to such determination, such determination shall become final and binding for purposes of this Agreement. If a timely objection is made by Employee, and the Company and Employee are able to resolve their differences in writing within fifteen (15) days following the expiration of the initial 15-day period, then such determination shall become final and binding as it pertains to this Agreement. If timely objection is made by Employee to Company, and Employee and Company are unable to resolve their differences in writing within fifteen (15) days following the expiration of the initial 15-day period, then all disputed matters pertaining to the report shall be submitted and reviewed by the Arbitrator (Arbitrator), which shall be an independent accounting firm selected by Company and Employee. If Employee and Company are unable to promptly agree on the accounting firm to serve as the Arbitrator, each shall select, by not later than fifteen (15) days following the expiration of the initial fifteen (15) day period, one accounting firm and the two selected accounting firms shall then be instructed to select promptly a third accounting firm, such third accounting firm to serve as the Arbitrator. The Arbitrator shall consider only the disputed matters pertaining to the determination and shall act promptly to resolve all disputed matters. A decision with respect to all disputed matters shall be final and binding upon Company and Employee. The expenses of Arbitration (including reasonable attorney and accounting fees) shall be borne one-half by Employee and one-half by Company.

6.   Fringe  Benefits.  During  the term of this  Agreement,  Employee  shall be
     ----------------
     entitled to the following benefits:

     (a) Health Insurance - Employee shall be provided with the standard family medical health and insurance coverage maintained by Company on its employees. Company and Employee shall each pay fifty percent (50%) of the cost of such coverage.

     (b)  Vacation - Employee  shall be entitled  each year to a vacation of two
          (2) weeks during which time his compensa-tion will be paid in full. Provided, however, such weeks may not be taken consecutively without the written consent of Company.

     (c) Retirement Plan - Employee shall participate, after meeting eligibility requirements, in any qualified retirement plans and/or welfare plans maintained by the Company during the term of this Agreement.

     (d) Automobile - Company shall provide Employee with an automobile allowance of $400.00 per month. Employee shall be responsible for all insurance, maintenance and repairs to such vehicle.

     (e) Cellular Phone - Company shall provide Employee with a cellular phone allowance of $75.00 per month. Employee shall provide Company, upon request, with documentation supporting the business use of said cellular phone.

     (f) Other Company Programs - Employee shall be eligible to participate in any other plans or programs implemented by the Company for all of its employees with duties and responsibilities similar to Employee.

     (g) Employee shall be responsible for any and all taxes owed, if any, on the fringe benefits provided to him pursuant to this Section 6.

7.   Expenses. During the term of this Agreement,  Employee shall be entitled to
     --------
     receive prompt reimbursement for all reasonable and customary travel and entertainment expenses or other out-of-pocket business expenses incurred by Employee in fulfilling the Employee's duties and responsibilities hereunder, including, all expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the reasonable policies and procedures established by the Company.

8.   Non-Competition.  Employee expressly acknowledges the provisions of Section
     ---------------
     7 of the Purchase Agreement relating to Employee's Covenant Not to Compete with Company. Accordingly, such provisions of Section 7 are incorporated herein by reference to the extent as if restated in full herein. In addition to the consideration received under this Agreement, Employee acknowledges that as one of the owners of the common stock of Access, he has received substantial consideration pursuant to such Purchase Agreement and that as an inducement for, and in consideration of, Company entering into the Purchase Agreement and Company entering into this Agreement, Employee has agreed to be bound by such provisions of Section 7 of the Pur-chase Agreement. Accordingly, such provisions of Section 7 and Exhibit O-4 and the restrictions on Employee thereby imposed shall apply as stated therein.

9.   Non-Disclosure  and Assignment of  Confidential  Information.  The Employee
     ------------------------------------------------------------
     acknowledges   that  the  Company's  trade  secrets  and  confidential  and proprietary information, including without limitation:

     (a)  unpublished information concerning the Company's:

          (i)   research activities and plans,
          (ii)  marketing or sales plans,
          (iii) pricing or pricing strategies,
          (iv)  operational techniques,
          (v)   customer and supplier lists, and
          (vi)  strategic plans;

     (b) unpublished financial information, including unpublished information concerning revenues, profits and profit margins;

     (c)  internal confidential manuals; and

     (d) any "material inside information" as such phrase is used for purposes of the Securities Exchange Act of 1934, as amended;

all constitute valuable, special and unique proprietary and trade secret information of the Company. In recognition of this fact, the Employee agrees that the Employee will not disclose any such trade secrets or confidential or proprietary information (except (i) information which becomes publicly available without violation of this Agreement, (ii) information of which the Employee did not know and should not have known was disclosed to the Employee in violation of any other person's confidentiality obligation, and (iii) disclosure required in connection with any legal process), nor shall the Employee make use of any such information for the benefit of any person, firm, operation or other entity except the Company and its subsidiaries or affiliates. The Employee's obligation to keep all of such information confidential shall be in effect during and for a period of five (5) years after the termination of his employment; provided, however, that the Employee will keep confidential and will not disclose any trade secret or similar information protected under law as intangible property (subject to the same exceptions set forth in the parenthetical clause above) for so long as such protection under law is extended.

10.  Termination.
     -----------

     (a) The Employee's employment with the Company may be terminated at any time as follows:

          (i)  By Employee's death;

          (ii) By Employee's physical or mental disability which renders Employee unable to perform his duties hereunder for a consecutive period of ninety (90) days or for an aggregate of 120 days or more during any twelve-month period.

          (iii)By the Company, for cause upon three (3) day's written notice to Employee. For purposes of this Agreement, the term "cause" shall mean termination upon: (i) the engaging by Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, including but not limited to any material misrepresentation related to the performance of his duties; (ii) the conviction of Employee of a felony or other crime involving theft or fraud, (iii) Employee's gross neglect or gross misconduct in carrying out his duties hereunder resulting, in either case, in material harm to the Company as a whole; or
               (iv)  any  material   breach  by  Employee  of  this   Agreement.
               Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for cause under Sections (i) and (iv) above, unless and until there has been delivered to him a copy of the resolution of an officer of the Company, finding that Employee engaged in the conduct set forth above in this section and specifying the particulars thereof in detail, and Employee shall not have cured or abated such conduct to the reasonable satisfaction of the Company within fifteen (15) days of receipt of such resolution. This provision shall be applicable solely to the extent the conduct to which the alleged breach relates is susceptible to being cured in the reasonable determination of such officer.

          (iv) By the Employee for Good Reason. For purposes of this Agreement, Good Reason shall mean, without Employee's express consent, the occurrence of any of the following circumstances:

               (A) a substantial diminution in Employee's duties, responsibilities or authority after written demand has been made upon Company by Employee and Company has had a thirty-day period to correct such matter (except during any period when the Employee is unable to perform all or substantially all of the Employee's duties and/or responsibilities as a result of Employee's illness (either physical or mental) or other incapacity; or

               (B) any breach by Company of the Agreement but only after written demand has been made upon Company by Employee setting forth in detail the basis for such breach and Company has failed to cure such breach within thirty (30) days.

     (b)  Compensation  upon  Termination:   In  the  event  of  termination  of
          employment (including but not limited to Employee's termination of this Agreement for Good Reason), the Employee or his estate, in the event of death, shall be entitled to his annual base salary and other benefits provided hereunder to the date of his termination. In addition, Employee shall be entitled to receive any commissions and/or bonus accrued to the date of his termination of employment as provided in Sections 5(b), 5(c) and 5(d) which shall be payable (if applicable) pursuant to the terms thereof.

11.  Severability.  In case any one (1) or more of the  provisions  or part of a
     ------------
     provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement. In such a situation, this Agreement shall be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part shall be reformed so that it will be valid, legal and enforceable to the maximum extent possible.

12.  Governing  Law. This  Agreement  shall be governed and construed  under the
     --------------
     laws of the State of Tennessee and shall not be modified or discharged, in whole or in part, except by an agreement in writing signed by the parties.

13.  Notices. All notices,  requests,  demands and other communications relating
     -------
     to this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt re-quested, postage prepaid to the following addresses (or to such other address for a party as shall be specified by notice pursuant hereto):

     If  to  Company,  to:     Pomeroy  Computer  Resources,  Inc.
                               1020  Petersburg  Road
                               Hebron,  Kentucky  41048

     With  a  copy  to:        James  H.  Smith  III
                               Lindhorst  &  Dreidame  Co.,  L.P.A.
                               312  Walnut  Street,  Suite  2300
                               Cincinnati,  Ohio  45202

     If  to  Employee,  to:    the  Employee's  residential  address,  as
                               set  forth  in  the  Company's  records

     With  a  copy  to:        Douglas  P.  Quay
                               Warren  Cox  Lawyers
                               Morgan  Keegan  Tower
                               5  N.  Front  Street,  Suite  1300
                               Memphis,  Tennessee  38103-1190

14.  Enforcement of Rights.  The parties expressly  recognize that any breach of
     ---------------------
     this Agreement by either party is likely to result in irrevocable injury to the other party and agree that such other party shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction in Shelby County, Tennessee, either at law or in equity, to obtain damages for any breach of this Agreement, or to enforce the specific performance of this Agreement by each party or to enjoin any party from activities in violation of this Agreement.

15.  Entire  Agreement.  This Agreement and the Purchase  Agreement  referred to
     -----------------
     herein contain the entire understanding of the parties with respect to the subject matter contained herein and may be altered, amended or superseded only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

16.  Parties  in  Interest.
     ---------------------

     (a) This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto; provided, however, that nothing in this Section 17 shall preclude (i) Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) executors, administrators, or legal representatives of Employee or his estate from assigning any rights hereunder to person or persons entitled thereto. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of any successor corporation of Company

     (b) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the assets of the Company or the business with respect to which the duties and responsibilities of Employee are principally related, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Company would have been required to perform it if no such succession had taken place. As used in this Agreement "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the assumption agreement provided for in this Section 17 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

17.  Representations  of Employee.  Employee  represents and warrants that he is
     ----------------------------
     not party to or bound by any agreement or contract or subject to any restrictions including without limitation any restriction imposed in connection with previous employment which prevents Employee from entering into and performing his obligations under this Agreement.

18.  Counterparts.  This  Agreement may be executed  simulta-neously  in several
     ------------
     counterparts, each of which shall be deemed an original part, which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been executed effec-tive as of the day and year first above written.

WITNESSES:                    COMPANY:
                              POMEROY  COMPUTER  RESOURCES,  INC.

__________________________


__________________________    By:_________________________________
                                  Stephen  E.  Pomeroy
                                  Chief  Financial  Officer


                              EMPLOYEE:

__________________________


__________________________    _____________________________________
                              GREGORY  LIVINGSTON

                              EMPLOYMENT AGREEMENT


THIS AGREEMENT made as of the _________ day of_______________, 1998, by and between POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Company") and PHILLIP QUALLS ("Employee").

                              W I T N E S S E T H :

WHEREAS, the Company entered into an Asset Purchase Agreement ("Purchase Agreement") of even date pursuant to which it purchased substantially all the assets of Access Technologies, Inc. (Access); and

WHEREAS, Employee owns Three and 37/100 percent (3.37%) of the outstanding stock of Access; and

WHEREAS, Employee, as an inducement for and in consideration of Company entering into the Purchase Agreement, has agreed to enter into and execute this Employment Agreement pursuant to Section 6 thereof; and

WHEREAS, Company desires to engage the services of Employee, pursuant to the terms, conditions and provisions as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein set forth, the parties hereby covenant and agree as follows:

1.   Employment.  The Company  agrees to employ the  Employee,  and the Employee
     ----------
     agrees to be employed by the Company, upon the following terms and conditions.

2    Term. The initial term of Employee's  employment pursuant to this Agreement
     ----
     shall begin on the 9th day of December, 1998, and shall continue for a period of two (2) years and twenty-seven (27) days, ending January 5, 2001 unless terminated earlier pursuant to the provisions of Section 10, provided that Sections 8, 9 and 10(b), shall survive the termination of such employ-ment and shall expire in accordance with the terms set forth therein.

3.   Renewal Term. The term of Employee's  employment shall  automatically renew
     ------------
     for additional consecutive renewal terms of one (1) year unless either party gives written notice of his/its intent not to renew the terms of this Agreement sixty (60) days prior to expiration of the then expiring term.

4.   Duties.  Employee shall serve as Director of Sales Commercial  Accounts for
     ------
     the Company's Access/Memphis Division. Employee shall be responsible to and report directly to Vice President of Operations for the Access/Memphis Division. Employee shall devote his best efforts and substantially all his time during normal business hours to the diligent, faithful and loyal discharge of the duties of his employment and towards the proper, efficient and successful conduct of the Company's affairs. Employee fur-ther agrees to refrain during the term of this Agreement from making any sales of competing services or products or from profiting from any transaction involving computer services or products for his account without the express written consent of Company.

5.   Compensation.  For  all  services  rendered  by  the  Employee  under  this
     ------------
     Agreement (in addition to other monetary or other benefits referred to herein), compensation shall be paid to Employee as follows:

     (a) Base Salary: During each fiscal year of the initial term of this Agreement, Employee shall be paid an annual base salary of Seventy-Two Thousand Dollars ($72,000.00). For the first twenty-seven (27) days of this Agreement, Employee shall be compensated at the rate of Six Thousand Dollars ($6,000.00) per month. Said base salary shall be payable in accordance with the historical payroll practices of the Company.

     (b) Quarterly Commissions for Company's Access/Memphis Division's Commercial Accounts Sales: In addition to Employee's base salary as set forth in Section 5(a) above, commencing January 6, 1999 through January 5, 2000, Employee shall be entitled to a quarterly commission in the event the Employee satisfies the following economic criteria during such quarter:

          (i) Gross profit of Company's Access/Memphis Division's Commercial Accounts Sales greater than $1,260,000.00 but less than or equal to $1,360,000.00, equals $10,000.00 cash bonus;

          (ii) Gross profit of Company's Access/Memphis Division's Commercial Accounts Sales greater than $1,360,000.00 but less than or equal to $1,460,000.00, equals $12,000.00 cash bonus;

          (iii)Gross profit of Company's Access/Memphis Division's Commercial Accounts Sales greater than $1,460,000.00, equals $15,000.00 cash bonus.

          (iv) For purposes of this Section, the term Gross Profit of Company's Access/Memphis Division's Commercial Accounts Sales shall mean the gross sales of equipment, software and services rendered to commercial accounts by the Company's Access/ Memphis Division less the cost of goods sold for such items.

          (v) The quarterly commission determination shall be based upon the Company's internally generated accounting statements and the determination by the Company's Chief Financial Officer shall be final, binding and conclusive upon all parties hereto and the Company's financial statements for the Company's Access/Memphis Division shall be provided to Employee.

          (vi) Any commissions due Employee hereunder shall be paid within thirty (30) days of the conclusion of such quarter during the applicable period.

          (vii)The  Company  shall  provide  a  quarterly  commission  plan  for
               Employee based upon the gross profit of the Company's Access/Memphis Division's Commercial Accounts Sales for the period January 6, 2000 through January 5, 2001, which plan will be predicated upon the goals, projections and budgets established at the outset of said year for the Company's Access/Memphis Division as it relates to the accounts set forth above.

     (c)  Annual Cash Bonus - Incentive Stock Option - Access/Memphis  Division:
          In addition to Employee's base salary as set forth in Section 5(a) above, and any commission compensation to which Employee may be entitled under Section 5(b), during the first fiscal year of the initial term of this Agreement (January 6, 1999 through January 5,
          2000), Employee shall be entitled to a cash bonus and incentive stock option award in the event Employee satisfies certain economic criteria pertaining to the Company's Access/Memphis Division set forth as follows:

          (i)  Gross sales of  Company's  Access/Memphis  Division  greater than
               $30,000,000.00 with net profit before taxes (NPBT) greater than $2,350,000.00 but less than $2,450,000.00, equals $5,000.00 cash bonus plus 5,000 incentive stock options;

          (ii) Gross sales of Company's Access/Memphis Division greater than $30,000,000.00 with NPBT greater than or equal to $2,450,000.00 but less than $2,550,000.00, equals $7,500.00 cash bonus plus 6,000 incentive stock options;

          (iii)Gross sales of Company's Access/Memphis Division greater than $30,000,000.00 with NPBT greater than or equal to $2,550,000.00 equals $10,000.00 cash bonus plus 7,500 incentive stock options.

          (iv) For purposes of this Section 5(c), the term Gross Sales shall mean the gross sales of equipment, software and services by Company's Access/Memphis Division during the applicable period. In making said gross sales determination, all gains and losses realized on the sale or other disposition of Companys Access/Memphis Division's assets not in the ordinary course shall be excluded. In addition, any gross sales of Company's Access/Memphis Division relating to any acquisitions that are closed in such year shall be excluded. All refunds or returns which are made during such period shall be subtracted along with all accounts receivable derived from such sales that are written off during such period in accordance with Companys Access/Memphis Divisions's accounting system. Such gross sales and NPBT of Company's Access/Memphis Division shall be determined by the Company's internally generated accounting statements determined in the manner set forth above and in accordance with generally accepted accounting principles. Commencing on the later of January 6, 1999 or the installation of the ASTEA accounting system at Company's Access/Memphis Division, a 1.5% MAS royalty fee on gross sales by Company's Access/Memphis Division shall be made incident to said NPBT determination. In determining NPBT of Access/Memphis Division, no effect shall be given to any increase in the amounts of depreciation, amortization or other expense or deduction taken on tangible or intangible assets of the Company, if such increase is attributable to a revaluation of such assets incident to the acquisition of substantially all of the assets of Access. In addition, NPBT shall be determined prior to recording of any interest expense attributable to Company's acquisition of substantially all the assets of Access by the Company. The Company and Employee shall implement various provisions of the Asset Purchase Agreement relating to determining current customers of Company and Access. For each subsequent fiscal year for which Employee may be entitled to a bonus hereunder, the parties shall, in good faith, agree upon an MAS royalty fee to be charged hereunder based on the level of services and support being provided by the Company to its Access/Memphis Division. Provided, however, such MAS royalty fee shall be 1.5% if the parties are unable to come to an agreement for such year. Any cash bonus amount determined under Section 5 (b) shall be payable to Employee within thirty (30) days of the determination.

          (v) Any award of the incentive stock options to acquire common stock of Company earned hereunder during the first year of this Agreement shall be at the fair market value of the common shares as of January 5, 2000 or any other applicable date, which shall mean with respect to such shares, the average between the high and low bid and asked prices for such shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding date on which sales occurred if there were no sales on such date).

          (vi) The parties agree that in January,  2000,  they will negotiate in good faith, the level of gross sales and NPBT of Company's Access/Memphis Division for the aforementioned cash bonus and incentive stock option award to be earned for such year, which gross sales and NPBT criteria shall be predicated upon Company's Access/Memphis Division's goals, projections and budgets established at the outset of such fiscal year.

     (d)  In addition to  Employee's  base salary as set forth in Section  5(a), any  quarterly  commission  to which  Employee  may be entitled  under
          Section 5(b) and any annual cash bonus/incentive stock option award that Employee may be entitled to under Section 5(c) based on Company's Access/Memphis Division's performance, Employee shall be entitled to a cash bonus and incentive stock option award in the event Employee satisfies certain economic criteria pertaining to Company's performance during the fiscal years 1999 and 2000.

          The parties agree that in January, 1999 and January, 2000, they will negotiate in good faith the implementation of economic criteria for the earning of an annual cash bonus and incentive stock option award for Employee for each of the two fiscal years of this Agreement which will be predicated upon the attainment of Company goals, projections and budgets established at the outset for such fiscal years which shall be consistent with the goals of Senior Management of the Company for such year(s). The cash bonus and incentive stock option award shall be predicated on the structure (as to amount) used for the cash bonus/incentive stock option award based on Company's Access/Memphis Division's results as set forth in Section 5(c) . (i) For purposes of this Section, the term Gross Sales shall mean the gross sales of equipment, software and services by Company during the applicable period, determined on a consolidated basis. In making said gross sales determination, all gains and losses realized on the sale or other disposition of Companys assets not in the ordinary course shall be excluded. In addition, any gross sales of Company relating to any acquisitions that are closed in such year shall be excluded. All refunds or returns which are made during such period shall be subtracted along with all accounts receivable derived from such sales that are written off during such period in accordance with Companys accounting system. Such gross sales of Company and any other economic criteria adopted hereunder shall be determined by the internally-generated financial statements of Company determined in the manner set forth above in accordance with generally accepted accounting principles. Any cash bonus amount determined under Section 5(d) shall be payable to Employee within thirty (30) days of the determination.

          (ii) Any award of the incentive stock options to acquire the common stock of the Company earned hereunder during the first year of this Agreement shall be at the fair market value of the common shares as of January 5, 2000 or any other applicable date, as defined in Section 5(c)(v).

     (e) Company will deliver to Employee copies of the reports of any determination made hereunder by Company for the subject period, along with any documentation reasonably requested by Employee. Within fifteen (15) days following delivery to Employee of such report, Employee shall have the right to object in writing to the results contained in such determination. If timely objection is not made by Employee to such determination, such determination shall become final and binding for purposes of this Agreement. If a timely objection is made by Employee, and the Company and Employee are able to resolve their differences in writing within fifteen (15) days following the expiration of the initial 15-day period, then such determination shall become final and binding as it pertains to this Agreement. If timely objection is made by Employee to Company, and Employee and Company are unable to resolve their differences in writing within fifteen (15) days following the expiration of the initial 15-day period, then all disputed matters pertaining to the report shall be submitted and reviewed by the Arbitrator (Arbitrator), which shall be an independent accounting firm selected by Company and Employee. If Employee and Company are unable to promptly agree on the accounting firm to serve as the Arbitrator, each shall select, by not later than fifteen (15) days following the expiration of the initial fifteen (15) day period, one accounting firm and the two selected accounting firms shall then be instructed to select promptly a third accounting firm, such third accounting firm to serve as the Arbitrator. The Arbitrator shall consider only the disputed matters pertaining to the determination and shall act promptly to resolve all disputed matters. A decision with respect to all disputed matters shall be final and binding upon Company and Employee. The expenses of Arbitration (including reasonable attorney and accounting fees) shall be borne one-half by Employee and one-half by Company.

6.   Fringe  Benefits.  During  the term of this  Agreement,  Employee  shall be
     ----------------
     entitled to the following benefits:

     (a) Health Insurance - Employee shall be provided with the standard family medical health and insurance coverage maintained by Company on its employees. Company and Employee shall each pay fifty percent (50%) of the cost of such coverage.

     (b)  Vacation - Employee  shall be entitled  each year to a vacation of two
          (2) weeks during which time his compensa-tion will be paid in full. Provided, however, such weeks may not be taken consecutively without the written consent of Company.

     (c) Retirement Plan - Employee shall participate, after meeting eligibility requirements, in any qualified retirement plans and/or welfare plans maintained by the Company during the term of this Agreement.

     (d) Automobile - Company shall provide Employee with an automobile allowance of $400.00 per month. Employee shall be responsible for all insurance, maintenance and repairs to such vehicle.

     (e) Cellular Phone - Company shall provide Employee with a cellular phone allowance of $75.00 per month. Employee shall provide Company, upon request, with documentation supporting the business use of said cellular phone.

     (f) Other Company Programs - Employee shall be eligible to participate in any other plans or programs implemented by the Company for all of its employees with duties and responsibilities similar to Employee.

     (g) Employee shall be responsible for any and all taxes owed, if any, on the fringe benefits provided to him pursuant to this Section 6.

7.   Expenses. During the term of this Agreement,  Employee shall be entitled to
     --------
     receive prompt reimbursement for all reasonable and customary travel and entertainment expenses or other out-of-pocket business expenses incurred by Employee in fulfilling the Employee's duties and responsibilities hereunder, including, all expenses of travel and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the reasonable policies and procedures established by the Company.

8.   Non-Competition.  Employee expressly acknowledges the provisions of Section
     ---------------
     7 of the Purchase Agreement relating to Employee's Covenant Not to Compete with Company. Accordingly, such provisions of Section 7 are incorporated herein by reference to the extent as if restated in full herein. In addition to the consideration received under this Agreement, Employee acknowledges that as one of the owners of the common stock of Access, he has received substantial consideration pursuant to such Purchase Agreement and that as an inducement for, and in consideration of, Company entering into the Purchase Agreement and Company entering into this Agreement, Employee has agreed to be bound by such provisions of Section 7 of the Pur-chase Agreement. Accordingly, such provisions of Section 7 and Exhibit O-5 and the restrictions on Employee thereby imposed shall apply as stated therein.

9.   Non-Disclosure  and Assignment of  Confidential  Information.  The Employee
     ------------------------------------------------------------
     acknowledges   that  the  Company's  trade  secrets  and  confidential  and proprietary information, including without limitation:

     (a)  unpublished information concerning the Company's:

          (i)   research activities and plans,
          (ii)  marketing  or  sales  plans,
          (iii) pricing  or  pricing  strategies,
          (iv)  operational  techniques,
          (v)   customer  and  supplier  lists,  and
          (vi)  strategic  plans;

     (b) unpublished financial information, including unpublished information concerning revenues, profits and profit margins;

     (c)  internal confidential manuals; and

     (d) any "material inside information" as such phrase is used for purposes of the Securities Exchange Act of 1934, as amended;

all constitute valuable, special and unique proprietary and trade secret information of the Company. In recognition of this fact, the Employee agrees that the Employee will not disclose any such trade secrets or confidential or proprietary information (except (i) information which becomes publicly available without violation of this Agreement, (ii) information of which the Employee did not know and should not have known was disclosed to the Employee in violation of any other person's confidentiality obligation, and (iii) disclosure required in connection with any legal process), nor shall the Employee make use of any such information for the benefit of any person, firm, operation or other entity except the Company and its subsidiaries or affiliates. The Employee's obligation to keep all of such information confidential shall be in effect during and for a period of five (5) years after the termination of his employment; provided, however, that the Employee will keep confidential and will not disclose any trade secret or similar information protected under law as intangible property (subject to the same exceptions set forth in the parenthetical clause above) for so long as such protection under law is extended.

10.  Termination.
     -----------

     (a) The Employee's employment with the Company may be terminated at any time as follows:

          (i)  By Employee's death;

          (ii) By Employee's physical or mental disability which renders Employee unable to perform his duties hereunder for a consecutive period of ninety (90) days or for an aggregate of 120 days or more during any twelve-month period.

          (iii)By the Company, for cause upon three (3) day's written notice to Employee. For purposes of this Agreement, the term "cause" shall mean termination upon: (i) the engaging by Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise, including but not limited to any material misrepresentation related to the performance of his duties; (ii) the conviction of Employee of a felony or other crime involving theft or fraud, (iii) Employee's gross neglect or gross misconduct in carrying out his duties hereunder resulting, in either case, in material harm to the Company taken as a whole;

               or (iv) any material breach by Employee of this Agreement. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for cause under Sections (i) and (iv) above, unless and until there has been delivered to him a copy of the resolution of an officer of the Company, finding that Employee engaged in the conduct set forth above in this section and specifying the particulars thereof in detail, and Employee shall not have cured or abated such conduct to the reasonable satisfaction of the Company within fifteen (15) days of receipt of such resolution. This provision shall be applicable solely to the extent the conduct to which the alleged breach relates is susceptible to being cured in the reasonable determination of such officer.

          (iv) By the Employee for Good Reason. For purposes of this Agreement, Good Reason shall mean, without Employee's express consent, the occurrence of any of the following circumstances:

               (A) a substantial diminution in Employee's duties, responsibilities or authority after written demand has been made upon Company by Employee and Company has had a thirty-day period to correct such matter (except during any period when the Employee is unable to perform all or substantially all of the Employee's duties and/or responsibilities as a result of Employee's illness (either physical or mental) or other incapacity; or

               (B) any breach by Company of the Agreement but only after written demand has been made upon Company by Employee setting forth in detail the basis for such breach and Company has failed to cure such breach within thirty (30) days.

     (b)  Compensation  upon  Termination:   In  the  event  of  termination  of
          employment (including but not limited to Employee's termination of this Agreement for Good Reason), the Employee or his estate, in the event of death, shall be entitled to his annual base salary and other benefits provided hereunder to the date of his termination. In addition, Employee shall be entitled to receive any commissions and/or bonus accrued to the date of his termination of employment as provided in Sections 5(b), 5(c) and 5(d) which shall be payable (if applicable) pursuant to the terms thereof.

11.  Severability.  In case any one (1) or more of the  provisions  or part of a
     ------------
     provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement. In such a situation, this Agreement shall be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part shall be reformed so that it will be valid, legal and enforceable to the maximum extent possible.

12.  Governing  Law. This  Agreement  shall be governed and construed  under the
     --------------
     laws of the State of Tennessee and shall not be modified or discharged, in whole or in part, except by an agreement in writing signed by the parties.

13.  Notices. All notices,  requests,  demands and other communications relating
     -------
     to this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt re-quested, postage prepaid to the following addresses (or to such other address for a party as shall be specified by notice pursuant hereto):

     If  to  Company,  to:   Pomeroy  Computer  Resources,  Inc.
                             1020  Petersburg  Road
                             Hebron,  Kentucky  41048

     With  a  copy  to:      James  H.  Smith  III
                             Lindhorst  &  Dreidame  Co.,  L.P.A.
                             312  Walnut  Street,  Suite  2300
                             Cincinnati,  Ohio  45202


     If  to  Employee,  to:  the  Employee's  residential  address,  as set  forth  in  the  Company's  records

     With  a  copy  to:      Douglas  P.  Quay
                             Warren  Cox  Lawyers
                             Morgan  Keegan  Tower
                             5  N.  Front  Street,  Suite  1300
                             Memphis,  Tennessee  38103-1190

14.  Enforcement of Rights.  The parties expressly  recognize that any breach of
     ---------------------
     this Agreement by either party is likely to result in irrevocable injury to the other party and agree that such other party shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction in Shelby County, Tennessee, either at law or in equity, to obtain damages for any breach of this Agreement, or to enforce the specific performance of this Agreement by each party or to enjoin any party from activities in violation of this Agreement.

15.  Entire  Agreement.  This Agreement and the Purchase  Agreement  referred to
     -----------------
     herein contain the entire understanding of the parties with respect to the subject matter contained herein and may be altered, amended or superseded only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

16.  Parties  in  Interest.
     ---------------------

     (a) This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto; provided, however, that nothing in this Section 17 shall preclude (i) Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) executors, administrators, or legal representatives of Employee or his estate from assigning any rights hereunder to person or persons entitled thereto. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of any successor corporation of Company

     (b) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the assets of the Company or the business with respect to which the duties and responsibilities of Employee are principally related, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Company would have been required to perform it if no such succession had taken place. As used in this Agreement "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the assumption agreement provided for in this Section 17 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

17.  Representations  of Employee.  Employee  represents and warrants that he is
     ----------------------------
     not party to or bound by any agreement or contract or subject to any restrictions including without limitation any restriction imposed in connection with previous employment which prevents Employee from entering into and performing his obligations under this Agreement.

18.  Counterparts.  This  Agreement may be executed  simulta-neously  in several
     ------------
     counterparts, each of which shall be deemed an original part, which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been executed effec-tive as of the day and year first above written.

WITNESSES:                    COMPANY:
                              POMEROY  COMPUTER  RESOURCES,  INC.

__________________________


__________________________    By:_________________________________
                                 Stephen  E.  Pomeroy
                                 Chief  Financial  Officer


                              EMPLOYEE:

__________________________


__________________________    ____________________________________
                              PHILLIP  QUALLS

                                    EXHIBIT G
                                 EXCLUDED ASSETS
                                 ---------------


1. The Purchased Price or any part thereof received by Seller for the sale of the Purchased Assets;

2.   Seller's minute book and stock records;

3.   Country club membership to Colonial Country Club, Memphis, Tennessee;

4. Obligations, or receivable, due from the Datacomm Connectivity & Solutions, Inc. ("Datacomm") shareholders pursuant to Section 2(f) of that certain Asset Purchase Agreement by and among Seller, Datacomm and the Datacomm shareholders in the approximate amount of $457,640.00 as of December 8, 1998;

5. All proceeds (including without limitation cash and note(s) receivable) from the sale of Seller's controlled access division to Video Verification Services, Inc.;

6.   Employee advances in the amount set forth in Exhibit S;

7. Any and all indemnification rights of Seller under the Asset Purchase Agreement by and among Seller, Datacomm and the Datacomm shareholders.

8.   All of Seller's Tax refunds or receivable or any rights thereto.

                       GENERAL BILL OF SALE AND ASSIGNMENT
                       -----------------------------------


KNOW  ALL  MEN  BY  THESE  PRESENTS:

That Access Technologies, Inc., a Tennessee corporation, ("Company") for good and valuable consideration received from Pomeroy Computer Resources, Inc., a Delaware corporation ("Purchaser"), does hereby, in accordance with the terms and conditions of the Asset Purchase Agreement, dated December ___, 1998 (the "Agreement"), by and between Company and Purchaser, sell, assign, transfer, convey, deliver and confirm to Purchaser, its successors and assigns, or its nominee, those certain assets of Company ("Purchased Assets") described in the Agreement as the Purchased Assets, relating to Company's Business, which Purchased Assets shall include without limitation:

     The Purchased Assets but excluding the Excluded Assets as defined in the Agreement.

TO  HAVE  AND  TO  HOLD  to  Purchaser,  its  successors  and  assigns  forever.

Company hereby represents, warrants and covenants that, at and until delivery of this General Bill of Sale and Assignment, Company has good and marketable title to the Purchased Assets, free and clear of any imperfections of title, liens, encumbrances, charges, equities or restrictions, of any nature whatsoever; that from and after the delivery by Company to Purchaser of this General Bill of Sale and Assignment, Purchaser will own the Purchased Assets and have good and marketable title thereto, free and clear of any imperfections of title, liens, encumbrances, charges, equities or restrictions of any nature whatsoever.

Company, for itself and its successors, further covenants and agrees that, in the event there are any such Purchased Assets covered by this General Bill of Sale and Assignment which cannot be transferred or assigned by it without the consent of or notice to a third party and in respect of which any necessary consent or notice has not at the date of delivery of this General Bill of Sale and Assignment been given or obtained, the beneficial interest in and to the asset/contract shall, in any event, pass hereby to Purchaser, and Company, for itself and its successors and assigns, covenants and agrees (i) to hold and hereby declares that it holds such Purchased Assets in trust for and for the benefit of Purchaser, its successors and assigns; (ii) if requested by Purchaser, Company will use all reasonable efforts (not including the obligation to make any payment of funds incident thereto) to obtain and secure such consents to transfer such Purchased Assets; and (iii) to make or complete such transfer or transfers as soon as reasonably possible.

Company hereby further covenants that it will, at any time and from time to time, at the request of Purchaser, execute and deliver to Purchaser any new or confirmatory instrument and all other and further instruments necessary or convenient, which Purchaser may reasonably request, to vest in Purchaser Company's full right, title and interest in or to any of the Purchased Assets, or to enable Purchaser to realize upon or otherwise to enjoy any such property, assets or rights or to carry into effect the intent or purpose hereof.

This General Bill of Sale and Assignment, being further documentation of the transfers, conveyances and assignments provided in the Agreement, does not expand or limit the rights and obligations provided in said Agreement.

This instrument shall be binding upon, inure to the benefit of and be enforceable by the Company and Purchaser and their respective successors and assigns.

Any capitalized terms used, but not defined herein, shall have the definition set forth in the Agreement.

IN WITNESS WHEREOF, Access Technologies, Inc. has caused this instrument to be executed by its officer thereunto duly authorized as of this ____ day of December, 1998.

Signed  and  delivered  in                 ACCESS  TECHNOLOGIES,  INC.,
the  presence  of                          a  Tennessee  corporation


_________________________                  By:  ________________________________
                                           President

_________________________


STATE  OF  OHIO
COUNTY  OF  HAMILTON,  ss

     BE IT REMEMBERED, that on this _____ day of December, 1998, before me, the undersigned, a Notary Public in and for said County, personally appeared __________ _________________, who acknowledged himself to be the President of Access Technologies, Inc., a Tennessee corporation, and that he, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last above written.


                              ____________________________________


                              NOTARY  PUBLIC

                            ASSUMPTION OF LIABILITIES
                            -------------------------


THIS ASSUMPTION OF LIABILITIES is made this ____ day of December, 1998 by and between Access Technologies, Inc., a Tennessee corporation ("Seller") and Pomeroy Computer Resources, Inc., a Delaware corporation ("Purchaser").

WHEREAS, pursuant to an Asset Purchase Agreement dated December ___, 1998 (the "Agreement") by and between Purchaser and Seller and Mark V. Putman, Paul Bishop and David Barthel, Purchaser wishes to assume certain obligations of Seller.

NOW, THEREFORE, pursuant to the Agreement and in consideration of the premises, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Seller and Purchaser hereby agree as follows:

1.   Assumption
     ----------

     Purchaser hereby accepts, assumes and agrees to pay and perform the obligations of Seller as set forth on Exhibit "1" attached hereto and made a part hereof. Purchaser agrees to indemnify and hold Seller harmless from any liability with respect to such assumed obligations.

2.   Excluded  Liabilities
     ---------------------

     Notwithstanding anything to the contrary in the Agreement or in this Assumption of Liabilities, Purchaser shall not assume or be liable for any liabilities of Seller not listed on Exhibit "1" attached hereto and made part hereof.

3.   The  Agreement
     --------------

     Nothing contained in this Assumption of Liabilities shall be deemed to supersede, restrict, impair, diminish, enlarge or expand in any respect any of the obligations, agreements, covenants or warranties of Seller or Purchaser contained in the Agreement. All terms used in this Assumption of Liabilities shall have the meaning defined in the Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Assumption of Liabilities to be executed in their names on the date first above written.

                                   ACCESS  TECHNOLOGIES,  INC.,
                                   a  Tennessee  corporation


                                   By:  ________________________________
                                             President

                                   POMEROY  COMPUTER  RESOURCES,  INC.,
                                   a  Delaware  corporation



                                   By:  ________________________________
                                        Stephen  E.  Pomeroy,  Chief  Financial
Officer

STATE  OF  OHIO          )
                         )  SS:
COUNTY  OF  HAMILTON     )

     The foregoing instrument was acknowledged before me this ____ day of December, 1998 by _________________, President of Access Technologies, Inc., a Tennessee corporation, on behalf of the corporation.


                              _________________________________
                              NOTARY  PUBLIC


STATE  OF  OHIO          )
                         )  SS:
COUNTY  OF  HAMILTON     )

     The foregoing instrument was acknowledged before me this ____ day of December, 1998 by Stephen E. Pomeroy, Chief Financial Officer of Pomeroy Computer Resources Inc., a Delaware corporation, on behalf of the corporation.


                              _________________________________
                              NOTARY  PUBLIC

                                   EXHIBIT "1"

                            LIABILITIES BEING ASSUMED


(i) Accounts payable incurred in the ordinary course of the Business, which accounts payable totaled $3,031,055.00 on September 30, 1998;

(ii) Accrued commissions payable, salaries and wages and interest incurred in the ordinary course of business, which items totaled $297,744.00 on September 30, 1998;

(iii) Unearned income in the amount of $95,000.00 as of September 30, 1998;

(iv) A line of credit payable to Enterprise National Bank, which provides for a maximum principal amount of $700,000.00, and the outstanding amount of which, as of September 30, 1998, is $424,926.00, which line of credit is collateralized by a security interest in Seller's receivables and inventory;

(v) Long term debt (including current portion) to various institutions set forth on Exhibit S to the Agreement, the outstanding amount of which, as of September 30, 1998, is $1,727,703.00;

(vi) The Assumed Liabilities to be assumed as set forth in Sections 3.1(a)(i) through (v) of the Agreement ((i) to (v) above), as may be incurred, increased or decreased since September 30, 1998 to the Pro Forma Balance
     Sheet for operations in the ordinary course of business or any other transaction permitted by the Agreement and subject to the satisfaction of the Net Asset Amount requirement set forth in Section 4.1(d) of the Agreement as of the Closing Date;

(vii)All of the obligations and liabilities of Seller arising after the Closing under the contracts described in Section 2.4 of the Agreement and those other executory contracts and agreements described on Exhibit "A" attached hereto; and

(viii) All future liabilities of merchandise in transit FOB shipping point which has not been received and/or entered into inventory by Seller as of the Closing and for which no bill has been posted by Seller as of the Closing.

                                 PROMISSORY NOTE


$7,000,000.00                                                  Cincinnati,  Ohio
                                                              December ___, 1998

 1. FOR VALUE RECEIVED, POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter, together with its successors in title and assigns, called the "Borrower") does hereby absolutely and unconditionally promise to pay to the order of ACCESS TECHNOLOGIES, INC., a Tennessee corporation ("Lender"), the sum of Seven Million Dollars ($7,000,000.00), together with interest on the outstanding principal balance from the date hereof, at the rate specified below.

2. Interest on the unpaid principal balance shall accrue at the rate of six and 75/100 percent (6.75%) from the date of Closing. Interest and the unpaid principal balance of this note shall be due and payable in full on January 4, 1999.

 3. All payments received hereunder shall be applied first to interest and then to principal. This Note may be prepaid, in whole or in part, at any time, without penalty.

 4. This Note and all obligations of the Borrower hereunder are secured by an irrevocable standby letter of credit of Borrower issued by Deutsche Bank.

 5. Upon the occurrence of an Event of Default, the entire principal amount outstanding under this Note, and accrued interest thereon, shall at once become due and payable, at the option of the Lender and the Lender shall have the remedies set forth in the Asset Purchase Documents.

6. When this Note becomes due, by acceleration or otherwise, the Lender may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to property held as security herefor. The failure to exercise any option to declare the maturity hereof or to exercise any other rights under any of the covenants or conditions contained in the Asset Purchase Documents shall not be taken or deemed to be a waiver of the right to exercise such option or to declare such maturity after any subsequent violation of any such covenants or conditions. All remedies provided for herein upon any default by the Borrower shall be cumulative and not exclusive.

7. The provisions of this Note and the obligations of the Borrower hereunder shall in all respects be governed by and interpreted and determined in accordance with the internal laws of the State of Tennessee.

8. The Borrower hereby unconditionally and irrevocably waives notice of acceptance, presentment, notice of nonpayment (except as provided herein), protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.

9. Should all or any part of the indebtedness represented by this Note be collected by action in law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after the occurrence of an Event of Default, the Borrower hereby promises to pay to the Lender of this Note, upon demand by the Lender hereof at any time, in addition to principal and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and reasonable attorneys' fees and all other reasonable collection charges and expenses incurred or sustained by the Lender of this Note.

10. If for any circumstances whatsoever, the fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled will be reduced to the limit of such validity as provided in such statute of law, so that in no event shall any exaction of interest be possible under this Note in excess of the limit of such validity. In no event shall the Borrower be bound to pay interest of more than the legal limit for the use, forbearance or detention of money, and the right to demand any such excess is hereby expressly waived by the Lender.

11. No delay or omission of the holder of this Note to exercise any right or power arising from any default shall impair any such right or power or be considered to be a waiver of any such default or any acquiescence therein, nor shall the action or non-action of the holder in case of default on the part of the Borrower impair any right or power resulting therefrom.

12. As used herein, the following terms shall have the following meanings, respectively:
     (a) "Asset Purchase Agreement" - The Asset Purchase Agreement between and among the Borrower and the Lender dated December ___, 1998.

     (b) "Event of Default" - The failure of Borrower to make any payment of principal or interest due under this Note after receipt of written notice from the Lender to the Borrower that such installment has not been paid.

WITNESSES:                              BORROWER

                                        Pomeroy  Computer  Resources,  Inc.
_____________________________

                                        By:  _____________________________
_____________________________           Its:  _____________________________

                      CONSENT  FOR  USE  OF  SIMILAR  NAME


     On the ____ day of __________, 1998, the Board of Directors of Access Technologies, Inc. a Tennessee corporation, passed the following resolution:

     RESOLVED, that Access Technologies, Inc. gives its consent to Pomeroy Computer Resources, Inc., a Delaware corporation, for the use of the name Access Technologies, Inc.

                                   ACCESS  TECHNOLOGIES,  INC.


                                   By:  __________________________________

                                POWER OF ATTORNEY


KNOW  ALL  MEN  BY  THESE  PRESENTS:

THAT ACCESS TECHNOLOGIES, INC. ("Seller") hereby constitutes and appoints POMEROY COMPUTER RESOURCES, INC. ("Purchaser"), its successors and assigns, the true and lawful attorney of Seller with full power of substitution, in the name of Purchaser, or the name of Seller, on behalf of and for the benefit of Purchaser, to collect all receivables and other items being transferred and assigned to Purchaser as provided herein, to endorse, without recourse, any and all checks in the name of Seller the proceeds of which Purchaser is entitled to hereunder, to institute and prosecute, in the name of Seller or otherwise, all proceedings which Purchaser may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Purchased Assets, to defend and compromise any and all actions suits and proceedings in respect of any of the Purchased Assets, and to do all such acts and things in relation thereto as Purchaser may deem advisable. Seller agrees that the foregoing powers are coupled with an interest and shall be irrevocable by Seller, directly or indirectly, by the dissolution of Seller or in any manner or for any reason. Seller further agrees that Purchaser shall retain for its own account any amounts collected pursuant to the foregoing powers, and Seller shall pay or transfer to Purchaser, if and when received, any amounts which shall be received by Seller after the Closing in respect of any receivables or other assets, properties, rights or business to be transferred and assigned to Purchaser as provided herein.

Seller hereby gives unto Purchaser full power to do and perform any, all and every act requisite, necessary or proper to be done in carrying out the purposes for which this power is granted as might or could be done if personally present, with full power of substitution or revocation.

This  power  shall  survive  the  liquidation  or  dissolution  of  Seller.

IN WITNESS WHEREOF, Access Technologies, Inc. has caused this instrument to be executed by its officer thereunto duly authorized as of this ____ day of December, 1998.

WITNESSES                         ACCESS  TECHNOLOGIES,  INC.,  a  Tennessee
corporation

______________________________


______________________________          BY:_____________________________
                                        President

STATE  OF  OHIO
COUNTY  OF  HAMILTON,  ss

     BE IT REMEMBERED, that on this ____ day of December, 1998, before me, the undersigned, a Notary Public in and for said County, personally appeared _________________, who acknowledged himself to be the President of Access Technologies, Inc., a Tennessee corporation, and that he, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last above written.


                              _________________________________
                              NOTARY  PUBLIC

                               December ___, 1998



Pomeroy  Computer  Resources,  Inc.
1020  Petersburg  Road
Hebron,  Kentucky  41048

Gentlemen:

     Reference is made to that certain Asset Purchase Agreement dated December ___, 1998, and an Assignment and Assumption Agreement of even date herewith pursuant to which the undersigned, ACCESS TECHNOLOGIES, INC. (Seller) sold, assigned, transferred and conveyed to POMEROY COMPUTER RESOURCES, INC. (Pomeroy ) to the extent permitted, its interest in certain contracts as set forth on Exhibit A attached to said Assignment and Assumption Agreement. Pursuant to such Assignment and Assumption Agreement, Seller agreed to take additional action to carry out the terms of the Asset Purchase Agreement to enable Pomeroy to perform the obligations of Seller under these contracts and to allow Pomeroy to enforce Sellers rights under these contracts.

     In order to fulfill this obligation, the undersigned hereby agrees that until such time as a new contract with these customers is obtained, or an assignment is approved by them, Pomeroy is hereby engaged by Seller to perform Sellers obligations under the contracts in consideration for all remaining amounts to be paid to Seller under such contracts and/or any other consideration to be provided to Seller under the contracts. Seller agrees to cooperate with Purchaser in performing these contracts and in dealing with the customers, including such billing procedures, invoicing procedures, collection procedures and other bookkeeping issues or customer relations issues as Pomeroy may deem necessary and appropriate to fulfill its duties under the contracts. To acknowledge your agreement and acceptance to the foregoing, please execute the duplicate original enclosed herewith and return it to the undersigned.

                              Sincerely,

                              ACCESS  TECHNOLOGIES,  INC.


                              By:  ___________________________________
                                   President

Agreed  and  Accepted  this  ____  day  of  December,  1998.

                              POMEROY  COMPUTER  RESOURCES,  INC.


                              By:  ___________________________________

                                    Stephen  E. Pomeroy, Chief Financial Officer

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------


     THIS ASSIGNMENT and Assumption Agreement ("Assignment") is made this ____ day of December, 1998 by and between ACCESS TECHNOLOGIES, INC., a Tennessee corporation ("Seller"), and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Purchaser").

     WHEREAS, pursuant to an Asset Purchase Agreement, dated December ___, 1998 (the "Agreement"), by and between Purchaser and Seller and Mark V. Putman, Paul Bishop and David Barthel, Purchaser wishes to assume Seller's rights, benefits and privileges of certain contracts, and Seller is desirous of assigning to Purchaser all of its rights, benefits and privileges in certain contracts.

     NOW, THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth, and other good and valuable consideration paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ASSIGNMENT:
----------

1. Seller does hereby sell, assign, transfer and convey to Purchaser, to the extent legally permitted, the contracts set forth on Exhibit "A" attached hereto, and all of Sellers rights, interest, benefits and privileges thereunder.

REPRESENTATIONS:
---------------

2. Seller hereby represents, warrants and covenants to Purchaser that (i) Seller is a party to the contracts listed on Exhibit "A" and has not sold, assigned, transferred or conveyed its interest therein to any other person or entity; (ii) Seller has complied with and fulfilled all of its duties and obligations under the contracts, is not in default, and has not breached any of the terms or provisions of the contracts and the contracts remain in full force and effect as of the date hereof; (iii) Seller is not aware of any facts or circumstances which give rise or could give rise with the giving of notice or the lapsing of time to a breach or default under the contracts; and (iv) the other parties to the contracts set forth on Exhibit "A" are not in default and have not breached any of the terms or provisions of the contracts.

ADDITIONAL  ACTION  BY  SELLER:
------------------------------

3. To the extent this Assignment does not result in a complete transfer of the contracts to Purchaser because of a prohibition in the contracts against Seller's assignment of any of its rights thereunder, Seller shall cooperate with Purchaser in any reasonable manner proposed by Purchaser (which shall not be required to expend any funds incident thereto) to complete the acquisition of the contracts and Seller's rights, benefits and privileges thereunder in order to fulfill and carry out Seller's obligations under the Agreement. Such additional action may include, but is not limited to: (i) entering into a subcontract between Seller and Purchaser which allows
     Purchaser to perform Seller's duties under the contracts set forth on Exhibit "A" and to enforce Seller's rights thereunder; (ii) the sale of Sellers stock owned by Mark V. Putman, Paul Bishop and David Barthel (and any other shareholders of Seller that is not a party to this Agreement) to Purchaser on terms to which all parties then mutually agree in good faith to allow Purchaser to operate Seller as a wholly-owned subsidiary to enforce the contracts; or (iii) entering into a new multi-party agreement with the customers identified in the contracts set forth on Exhibit "A" which allows Purchaser to perform Seller's obligations and enforce Sellers' rights under the contracts.

ASSUMPTION  OF  OBLIGATIONS:
---------------------------

4. Purchaser shall be responsible for the performance and discharge of all the duties and obligations of Seller contained in the contract set forth on Exhibit "A" upon the earlier to occur of: (i) the completion of the assignment of the contracts and Seller's rights, interest, benefits and privileges thereunder; or (ii) in accordance with any proposed transaction contemplated or set forth in Paragraph 3 hereof, or (iii) Purchaser is receiving the entire economic benefit from such contracts.

MUTUAL  INDEMNIFICATION:
-----------------------

5. Purchaser hereby agrees to indemnify and hold harmless Seller from and against any and all loss, cost or expense (including, without limitation, reasonable attorneys' fees), resulting by reason of Purchaser's failure to perform any of the obligations of Seller under the Contracts after the date that Purchaser actually acquires all of the rights, interest, benefits and privileges of the Seller under each contract. Seller hereby agrees to indemnify and hold harmless Purchaser from and against any and all loss, cost or expense (including, without limitation, reasonable attorneys' fees) resulting by reason of the failure of Seller to perform any of the obligations of the Seller under the contracts on or prior to the date that the rights, interest, privileges, benefits and any interest in the contracts are actually assigned to the Purchaser.

BINDING  EFFECT:
---------------

6. All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereof and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

WITNESSES:                            SELLER:
                                      ------


____________________________          ACCESS  TECHNOLOGIES,  INC.


____________________________          BY:_______________________________
                                      President

____________________________


____________________________          _____________________________________
                                      MARK  V.  PUTMAN,  Individually


____________________________


____________________________          _____________________________________
                                      PAUL  BISHOP,  Individually

____________________________


____________________________          _____________________________________
                                      DAVID  BARTHEL,  Individually

WITNESSES:                            PURCHASER:
                                      ---------

____________________________          POMEROY  COMPUTER  RESOURCES,  INC.


____________________________          BY:  ________________________________
                                       Stephen  E.  Pomeroy,  Chief  Financial
Officer

                             SUBORDINATION AGREEMENT
                             -----------------------


     THIS SUBORDINATION AGREEMENT (this "Agreement") is entered into effective as of December ___, 1998, among (i) POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (the "Borrower"), (ii) ACCESS TECHNOLOGIES, INC. a Tennessee corporation, its successors and assigns (the "Subordinated Creditor") and (iii) DEUTSCHE FINANCIAL SERVICES COMPANY, its successors or assigns (the "Senior Credi-tor").

                                    RECITALS

     WHEREAS, Pursuant to a Loan Agreement dated as of _____________, 1998 between the Borrower and the Senior Creditor, the Senior Creditor has extended a commitment to make available to Borrower certain credit in the aggregate principal amount of One Hundred Twenty Million Dollars ($120,000,000.00) (the "Senior Loan"); and

     WHEREAS, Borrower is using a portion of the proceeds of the Senior Loan to purchase substantially all the assets of Subordinated Creditor's computer service and support solutions business; and

     WHEREAS, in connection with the acquisition of such assets of Subordinated Creditor, the Subordinated Creditor will take back a promissory note in the original principal amount of $1,250,000.00 plus interest, fees, costs and other amounts payable in respect thereof ("Acquisition Debt") in partial consideration of the payment of the purchase price for such assets; and

     WHEREAS, a condition under the Senior Loan is the execution and delivery of this Subordination Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

     SECTION  1.1.  Certain  Terms.  The  following  terms,  when  used  in this
                    --------------
Agreement,  including  the  introductory  paragraph and  Recitals hereto, shall,
                                                        ---------
except  where  the  context  otherwise  requires,  have  the following meanings:

     "Acquisition  Debt" has the meaning specified in the third paragraph of the
      -----------------
recitals  hereto.

     "Acquisition  Note"  means  the  promissory  note issued by Borrower to the
      -----------------
Subordinated  Creditor  which  evidences  the  Acquisition  Debt.

     "Agreement"  means  this  Subordination  Agreement.
      ---------

     "Applicable  Law"  means  and  includes  statutes and rules and regulations
      ---------------
thereunder and interpretations thereof by any governmental agency charged with the administration or the interpretation thereof, and orders, requests, directives, instructions and notices of any governmental authority.

     "Bankruptcy  or  Insolvency Proceeding" means any insol-vency or bankruptcy
      -------------------------------------
case or proceeding, or any receivership, liquidation, reorganization, assignment for the benefit of creditors or other similar case or proceeding for the liquida-tion, dissolu-tion, reorgan-ization or winding up of the Borrower, or of all or any portion of the property of Borrower, whether voluntary or involuntary, partial or complete.

     "Borrower"  has the meaning specified in the introductory paragraph hereto.
      --------

     "Enforcement  Action"  means (a) the acceleration of any Subordinated Debt,
      -------------------
(b) any realization or foreclosure upon any collateral securing the Subordinated Debt, (c) any demand by the Subordinated Creditor for payment of the Subordinated Debt, or (d) subject always to the provisions contained in the next sentence, the enforce-ment of any of the rights or remedies of the Subordi-nated Creditor against the Borrower, whether under the Subordinated Debt Documents or otherwise, and whether by action at law, suit in equity, arbitration proceedings or otherwise. The term "Enforcement Action" shall not include or be deemed to include the giving of notices (including, without limitation, notices of default, notices of Events of Default, notices of demand for payment, notices of breaches of covenants, etc.), the making of requests or the delivery of other communications pursuant to and upon the terms permitted or otherwise contemplated by any of the Subordinated Debt Documents, it being understood and agreed that any action of the kind described above in the foregoing sentence may be taken by the Subordinated Creditor at any time and from time to time after the date hereof without any limitation or restric-tion.

     "Enforcement  Action  Notice"  has the meaning specified in Section 3.2(b).
      ---------------------------

     "Event of Default" has, in connection with permitted payments under Section
      ----------------
2.6 hereof, the meaning specified in the Senior Loan Agreement and, with respect to Standstill Events as defined herein and as used in Section 3., has the meaning specified in the Acquisition Note.

     "Extension  of  Credit" means any loan, letter of credit or other extension
      ---------------------
of credit of any kind or character and in the case of revolving credit facilities, includes lending and relending up to the maximum amount thereof and any Permitted Increase.

     "Instrument"  means  any  contract, agreement, indenture, mortgage or other
      ----------
document or writing (whether a formal agree-ment, letter or otherwise) under which any obligation is evidenced, assumed or undertaken, or any right to any lien is granted or perfected.

     "Payment  in  Full"  and  "Paid  in  Full"  mean  payment  in full in cash.
      -----------------         --------------

     "Payment  or  Distribution  on Account of Subordinated Debt" or "Payment or
      --------------------------------------------------------------------------
Distribution"  means  any  payment  or  distribution  of  any kind or character,
------------
whether in cash, securities or other property or any combination thereof, and whether voluntary or involuntary, on account of principal of, or interest on any Subordinated Debt, or on account of any redemption, retirement, repurchase or other acquisition for value of any Subordinated Debt.

     "Permitted  Increase"  means  any  increase  in the principal amount of the
                 --------
Senior Debt effected by Senior Lender, except the aggregate amounts of any such increases outstanding at any one time shall not exceed the amount set forth on Exhibit A attached hereto.

     "Proceeds"  shall  have  the  meaning  (a)  ascribed to that term under the
      --------
U.C.C. and shall in any event include any and all payments or distributions of any kind or character received by way of exercise of rights of set-off, counterclaim or cross--claim, or enforcement of any claim, against the Borrower,
(b) any and all proceeds of any insurance, indemnity, warranty, guaranty of letter of credit payable to the Borrower with respect to any collateral securing the Subordinated Debt or Senior Debt, or (c) any and all other amounts from time to time paid or payable or distributable under or with respect to any collateral securing the Subordinated Debt or Senior Debt.

     "Deutsche Financial Services Company", as used in the defined terms "Senior
      -----------------------------------
Debt" and "Senior Debt Documents", means and includes Deutsche Financial Services Company, the party executing this Agreement as Senior Creditor, and its successors or assigns in title and any so-called "partici-pants" purchasing any participating interests or so-called "participants" in any of the rights, title or interest of Deutsche Financial Services Company under any of the Senior Debt Documents or in relation to any of the Senior Debt.

     "Reorganization Securities" means securities issued by the Borrower (or any
      -------------------------
successor) in exchange for all Subordinated Debt upon the effectiveness of a plan of reorganization in bankruptcy of the Borrower that are either (a) equity securities of the Borrower having no mandatory redemption, repurchase or dividend obligations, and that are not convertible into or exchangeable for any securi-ties having mandatory payment, redemption, repurchase or dividend obligations or (b) debt securities of the Borrower the payment of which is subordinated, at least to the extent provided in this Agreement with respect to the Subordinated Debt, prior to the Payment in Full of the Senior Debt, provided
                                                                        --------
that no class of Senior Debt is impaired (within the meaning of Section 1124 of Title 11 of the United States Code) by such plan of reorganization.

     "Senior  Creditor" has the meaning specified in the introduc-tory paragraph
      ----------------
hereto.

     "Senior Debt" means all indebtedness and other obligations of the Borrower,
      -----------
contingent or otherwise, to the Senior Creditor, now or hereafter existing, under or with respect to:

          (a) Extension of Credit by the Senior Creditor under the Senior Debt Documents in an aggregate outstanding principal amount not exceeding One Hundred Twenty Million Dollars ($120,000,000.00).

          (b) interest (including interest accruing at the contract rate after the commencement of any Bankruptcy or Insolvency Proceeding, whether or not such interest is an allowed claim in such proceeding) on Extensions of Credit described in clause (a) of this definition and on any Permitted Increase
                     ----------
described  in  clause  (c)  below,  and  fees,  costs,  expenses,  indemni-ties,
               -----------
reimbursements and other amounts owing to the Senior Creditor on Extensions of Credit described in clause (a) of this definition; and

          (c)     any  Permitted  Increase.

     "Senior  Debt Documents" means, collectively, (a) the Senior Loan Agreement
      ----------------------
and  (b)  the  Senior Note (subject always to the provisions of the defined term
                            ------- ------
"Senior Debt") and each other Instrument executed in connection with or evidencing, governing, guaranteeing or securing any indebtedness under any such document or any Permitted Increase, all as the same may be amended, modified or supplemented pursuant to the terms thereof in accordance with the provisions of this Agreement.

     "Senior  Loan"  has  the  meaning  specified  in the first paragraph of the
      ------------
Recitals  hereto.

     "Senior Loan Agreement" has the meaning specified in the first paragraph of
      ---------------------
the  Recitals  hereto.
     --------

     "Standstill Event" means the occurrence of any one or more of the Events of
      ----------------                                                 ---------
Default  under  the  Acquisition  Note.
-------

     "Standstill  Event  Notice"  shall  mean the date the Subordinated Creditor
      -------------------------
shall have provided written notice of such Standstill Event to the Senior Creditor and Borrower.

     "Standstill  Period" means, in relation to any Standstill Event, the period
      ------------------
beginning on the date the Standstill Event in relation to such Standstill Period shall have occurred and ending on the date determined pursuant to Section 3.1(a).

     "Subordinated  Creditor"  has  the  meaning  specified  in the introductory
      ----------------------
paragraph  hereto  or  any  holder  of  the  Acquisition  Note.

     "Subordinated  Debt"  means  all indebtedness and other obliga-tions of the
      ------------------
Borrower, contingent or otherwise, now or hereafter existing, under or in respect of the Acquisition Note, and interest (including interest accruing after the occurrence of an Event of Default as defined in the Acquisition Note), fees, costs, expenses, indemnities, reimbursements thereon and other amounts payable in respect thereof (including any such obliga-tions to prepay, repurchase, retire, redeem or acquire for value any such indebted-ness).

     "Subordinated Debt Documents" means, collectively, (a) the Acquisition Note
      ---------------------------
and (b) each Instrument now or hereafter executed in connection with or evidencing, governing, guarantying or securing any indebtedness under any such document.

     "U.C.C."  means the Uniform Commercial Code, as in effect from time to time
      ------
in  the  State  of  Missouri.

     SECTION 1.2.     Senior Loan Agreement.  Unless otherwise defined herein or
                      ---------------------
the context otherwise requires, terms used in this Agreement, including the introductory paragraph and Recitals hereto, that are defined in the Senior Loan
                            --------
Agreement (as in effect on the date hereof), have the meanings given to such terms in the Senior Loan Agreement (as in effect on the date hereof).

     SECTION  1.3.     U.C.C.  Definitions.  Unless  otherwise defined herein or
                       -------------------
the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including the introductory paragraph and Recitals hereto, with such meanings.
    ----

     SECTION  1.4.     General  Provisions  Relating  to Definitions.  Terms for
                       ---------------------------------------------
which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting the generality of any description preceding such term. Except as otherwise expressly provided herein, each reference herein to any Person shall include a reference to such Person's successors in title and assigns or (as the case may be) his successors, assigns, heirs, executors, administrators and other legal represen-tatives. Except as otherwise expressly provided herein, references to any Instrument defined in this Agreement refer to such Instrument as originally executed, or, if subsequent-ly varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

                                    ARTICLE 2
                         DEBT SUBORDINATION ARRANGEMENTS

     SECTION  2.1.     Agreement  to  Subordinate.  The  Borrower  and  the
                       --------------------------
Subordinated Creditor agree with and for the benefit of the Senior Creditor that all Subordi-nated Debt is hereby expressly subordi-nated and made junior in right of payment, to the extent and in the manner provided in this Agreement, to the prior Payment in Full of all Senior Debt.

     SECTION  2.2.     Bankruptcy or Insolvency Proceeding.  In the event of any
                       -----------------------------------
Bankruptcy  or  Insolvency  Proceeding:

          (a) The Senior Creditor shall first be entitled to receive Payment in Full of all Senior Debt before the Subordi-nated Creditor shall be entitled to receive any payment or distribu-tion on account of Subordinated Debt (other than distributions in the form of Reorganization Securities); and

          (b) the Senior Creditor shall be entitled to receive (until Payment in Full of all Senior Debt) any payment or distribution on account of Subordinated Debt (other than distributions in the form of Reorganization Securities) which may be payable or deliverable to the Subordinated Creditor (including any such payment or distribution payable or deliverable by virtue of the provisions of, or any security for, any Instrument governing indebtedness which is subordi-nate and junior in right of payment to the Subordinated Debt).

     SECTION  2.3.     Delivery  of  Prohibited  Payments  or  Distribu-tions on
                       ---------------------------------------------------------
Account  of  Subor-dinated  Debt  to  Senior  Creditor.  If  any  Payment  or
     -------------------------------------------------
Distribution on Account of Subordinated Debt (other than distributions in the form of Reorganization Securities or distributions authorized by Sections 2.6 and 2.8) is collected or received by the Subordinated Creditor, then such payment or distribution shall be paid over or delivered forthwith to the Senior Creditor.

     SECTION  2.4.     Subrogation.  Upon  payment in full in cash of all Senior
                       -----------
Debt, the Subordinated Creditor shall be immediately subrogated to the rights of the Senior Creditor (to the extent of the payments and distributions previously made to the Senior Creditor pursuant to the provisions of this Article 2) to
                                                                   ---------
receive payments and distributions of property of the Borrower applicable to Senior Debt until all amounts owing on Subordinated Debt shall be paid in full. No payments or distribu-tions applicable to Senior Debt which the Subordinated Creditor shall receive by reason of its being subrogated to the rights of the Senior Creditor pursuant to the provisions of this Section 2.4 shall, as between
                                                   -----------
the Borrower and its creditors, other than the Senior Creditor and the Subordinated Creditor, be deemed to be a payment by the Borrower to or for the account of Subordinated Debt; and, for the purposes of such subrogation, no payments or distribu-tions to the Senior Creditor of any property to which the Subordinated Creditor would be entitled except for the provisions of this Agreement, and no payment pursuant to provisions of this Agreement to the Senior Creditor by the Subordinated Creditor, shall, as between the Borrower and its creditors, if any, other than the Senior Creditor and the Subordin-ated Creditor, be deemed to be a payment by the Borrower to or for the account of Senior Debt, it being understood that the provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and the Senior Creditor, on the other hand, and nothing contained in this Section 2.4 or elsewhere in this Agreement
                                     ------------
is intended to or shall impair, as between the Borrower and the Subordi-nated Creditor, the obliga-tion of Borrower, which is absolute and unconditional, to pay to the Subordinated Creditor, subject to the rights of the Senior Creditor under this Agreement, the Subordinated Debt as and when the same shall become due and payable in accordance with its terms.

     SECTION  2.5.     Senior  Defaults  and Acceleration.  In any circumstances
                       ----------------------------------
where Section 2.2 does not apply, the Subordinated Creditor will not be entitled to receive or retain any direct or indirect payment (except any payment previously made by Borrower to the Subordinated Creditor which complied with Sections 2.6 and 2.8) (in cash, property, by set-off or otherwise) from the Borrower of or on account of any Acquisition Debt if:

          (a) all or any part of the Senior Debt is due and payable at stated maturity, by acceleration or otherwise; or

          (b) at the time of making such payment and immediately after giving effect thereto, there shall exist an Event of Default under the Senior Loan Agreement.

     SECTION  2.6.     Permitted  Payments.  The Subordinated Creditor shall not
                       -------------------
be entitled to receive or retain any prepay-ment (in cash, property, by set-off or otherwise) of or on account of the Acquisition Note until such time as the Senior Debt is paid in full. Provided that there exists no Event of Default (or event which would become and Event of Default with notice or the passage of time) under the Senior Loan Agreement which remains uncured, the Subordinated Creditor shall be entitled to receive and retain interest repayment and principal repayment, under the Acquisition Debt in accordance with the terms of the Acquisition Note.

     SECTION  2.7.     Turn-Over  of  Payments  Received.  If  the  Subordinated
                       ---------------------------------
Creditor shall receive any payment with respect to the Acquisition Note which the Subordinated Creditor is not permitted to receive and retain pursuant to this Agreement, such payment shall be held in trust by the Subordinated Creditor for the benefit of, and shall be paid over promptly on demand to the Senior
Creditor or its successors and assigns, as their respec-tive interests may appear, for application to the payment of all Senior Debt remaining unpaid until the same shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the Senior Creditor. No such payments or distributions to the Senior Creditor or its successors and assigns shall be deemed to discharge the Senior Debt until it is repaid in full.

     SECTION  2.8.     Permitted  Payments;  Right  to  Retain  Payments.
                       -------------------------------------------------
Notwith-standing the foregoing, any payment in respect of the Acquisition Debt made in compliance with the terms of this Agreement and received by the Subordinated Creditor shall become its sole and absolute property and shall not be subject to any payment over or any distribution to or claim by the Senior Creditor or any other person, unless at the time of receipt of such payment (i) an event specified in either Section 2.2, 2.5(a) or 2.5(b) shall have occurred and be continuing and with respect to an event specified in Section 2.5(b) only, the Senior Creditor shall have given Subordinated Creditor notice of such event within sixty (60) days of the occurrence of such event of default. In the event that the Subordinated Creditor receives any payment on the Subordinated Debt made in compliance herewith, and Senior Creditor has not given any notice as described above, such payment shall conclusively be determined to be a permitted payment hereunder, otherwise, upon receipt of such notice within such sixty (60) day period, Subordinated Creditor shall promptly remit such payment to Senior Creditor for application in accordance with Section 2.3 hereof.

     SECTION  2.9.     Borrower's  Obligations Absolute.  The provisions of this
                       --------------------------------
Agreement are solely for the purpose of defining the relative rights of Senior Creditor as the holder of the Senior Debt, Borrower and the holder of the Acquisition Note. Nothing herein shall impair, as between the Borrower and the Senior Creditor, its successors or assigns, as the holder of any Senior Debt, the obligations of the Borrower, which are uncondi-tional and absolute, to pay to the holder thereof the Senior Debt, in accordance with the terms of the Senior Loan Agreement. Nothing herein shall impair, as between the Borrower and the Subordinated Creditor, the obligations of the Borrower which are unconditional and absolute to pay Subordinated Creditor in accordance with the terms of the Acquisition Note, subject to the terms of this Subordination Agreement.


                                    ARTICLE 3
                   LIMITATIONS ON CERTAIN ENFORCEMENT ACTIONS

     SECTION  3.1.     Imposition  of  Standstill  Period.
                       -----------------------------------

          (a) Each Standstill Period will commence on the date the Standstill Event in relation to such Standstill Period shall have occurred and will terminate upon the earliest to occur of (i) the date which is 180 days after the later of (a) occurrence of an Event of Default as defined in the Acquisition Note or (b) the giving of the Standstill Event Notice; (ii) the date, after such Standstill Period shall have commenced, such Standstill Event shall have been cured or waived or shall otherwise have ceased to exist; or
(iii)  December  7,  2000.

          (b) At any time during a Standstill Period, Borrower or Senior Creditor may cause any Event of Default under the Acquisition Debt to be cured and, in such event, the Subordinated Creditor shall not have any right to accelerate the principal payment of the Acquisition Debt as relates to such Event of Default that was cured.

     SECTION  3.2.     Limitations  on  Enforcement  Actions.  The Subordi-nated
                       -------------------------------------
Creditor  will  not  take  any  Enforcement  Action  until  such  time  as:

          (a)     any  Standstill  Period  is  no  longer  continuing;  and

          (b) the Subordinated Creditor shall have given to the Borrower and the Senior Creditor not less than 30 days' prior written notice (an "Enfor-cement Action Notice") of the intent of the Subordi-nated Creditor to
            -----------------
take  such  Enforcement  Action.

     SECTION 3.3.     Certain Notices.  The Subordinated Creditor shall not take
                      ---------------
any action of the kind described in the second sentence of the defined term "Enforcement Action" until the Subordinated Creditor shall have given the Senior Creditor at least two (2) days prior notice to the taking thereof.

     SECTION  3.4.     Limitations  on  Commencement of Bankruptcy or Insolvency
                       ---------------------------------------------------------
Proceeding.  The  Subordinated  Creditor will not commence or institute, or join
----------
with any other Person or Persons in com-menc-ing or in-stituting, any Bankruptcy or Insolvency Proceeding.

     SECTION  3.5.     Limitation  on Remedies Upon Acceleration of Senior Debt.
                       --------------------------------------------------------
Notwithstanding any contrary provision of any Subordinated Debt Document, the acceleration of any Senior Debt by the commencement of legal proceedings by the Senior Creditor against the Borrower to enforce payment of any Senior Debt shall entitle the Subordinated Creditor to accelerate Subordinated Debt or take other Enforcement Action (subject to the applicable provisions of Section 2.3 of this Agree-ment).


                                    ARTICLE 4
                                     WAIVERS

     SECTION  4.1.     Waivers  of  Notice,  etc.  The  obligations  of  the
                       -------------------------
Subordinated Creditor under this Agreement, and the subordi-nation arrangements contained herein, shall not be to any extent or in any way or manner whatsoever impaired or otherwise affected by any of the following, whether or not the Subordinated Creditor shall have had any notice or knowledge of any thereof:

          (a) the dissolution, termination of existence, death, bankruptcy, liquidation, insolvency, appointment of a receiver for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any Bankruptcy or Insolvency Proceeding by or against, the Borrower;

          (b) the absorption, merger or consolidation of, or the effectuation of any other change whatsoever in the name, membership, constitution or place of formation of, the Borrower;

          (c) any extension or postponement of the time for the payment of any Senior Debt, the acceptance of any partial payment thereon, any and all other indulgences whatsoever by the Senior Creditor in respect of any Senior Debt, the taking, addition, substitution or release, in whole or in part, at any time or times, of any collateral securing any Senior Debt, or the addition, substitution or release, in whole or in part, of any Person or Persons primarily or secondarily liable in respect of any Senior Debt;

          (d) any action or delay in acting or failure to act on the part of the Senior Creditor under any Senior Debt Docu-ments or in respect of the Senior Debt or any collateral securing any Senior Debt or otherwise, including (i) any action by the Senior Creditor to enforce any of its rights, remedies or claims in respect of any collateral securing any Senior Debt, (ii) any failure by the Senior Creditor strictly or diligently to assert any rights or to pursue any remedies or claims against the Borrower or any other Person or Persons under any of the Senior Debt Documents or provided by statute or at law or in equity,
(iii) any failure by the Senior Creditor to perfect or to preserve the perfection or priority of any of its Liens securing any Senior Debt, or (iv) any failure or refusal by the Senior Creditor to foreclose or to real-ize upon any collateral securing any Senior Debt or to take any action to enforce any of its rights, remedies or claims under any Senior Debt Document;

          (e) any modification or amendment of, or any sup-ple-ment or addition to, any Senior Debt Document;

          (f) any waiver, consent or other action or ac-qui-es-cence by the Se-nior Creditor in respect of any default by the Borrower in its performance or observance of or compliance with any term, covenant or condition contained in any Senior Debt Document; or

          (g) the declaration that any Senior Debt Document or any provision thereof is null and void or illegal, invalid, unenforceable or inadmissible in evidence; or the failure of any Senior Debt Document to be in full force and effect.

     The Subordinated Creditor hereby absolutely, uncondi-tionally and irrevocably assents to and waives notice of any and all matters hereinbefore specified in clauses (a) through (g),
               ------------           ---


                                    ARTICLE 5
                    AGREEMENT OF SENIOR CREDITOR AND BORROWER

     SECTION  5.1.     Agreement  of  Senior  Creditor  to  Provide Subordinated
                       ---------------------------------------------------------
Creditor  with  Notice.  Senior  Creditor  agrees  to  provide  the Subordinated
----------------------
Creditor with notice of any and all written notice(s) of an Event of Default that Senior Creditor has provided to the Borrower declaring an Event of Default under the Senior Loan Documents within ten (10) business days of such fact. Such notice shall be provided in writing to the disbursement agent at the following address:

                    Access  Technologies,  Inc.
                    Attention:  Mark  Putman
                    5828  Shelby  Oaks  Drive
                    Memphis,  Tennessee  38134

or at such other address as may be provided by the Subordinated Creditor to the Senior Creditor; and

With  a  copy  to:  Caldwell  D.  Lowrance,  Jr.,  Esq.
                    Baker,  Donelson,  Bearman  and  Caldwell
                    165  Madison  Avenue,  Suite  2000
                    Memphis,  Tennessee   38103

     Notwithstanding the agreement of Senior Creditor to deliver notices pursuant to the terms above, Subordinated Creditor and Borrower hereby acknowledge that the failure to delivery any such notice shall not (i) affect or be deemed to be a waiver by Senior Creditor of any of the rights or remedies of Senior Creditor under this Agreement or (ii) create any liability on behalf of Senior Creditor with respect to such failure to Subordinated Creditor.

                                    ARTICLE 6
                                  MISCELLANEOUS

     SECTION  6.1.     Amendments,  Waivers,  etc.  The  provisions  of  this
                       --------------------------
Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Subordinated Creditor, Borrower and by the Senior Creditor. No failure or delay on the part of any Person in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand hereunder shall entitle any Person to any notice or demand in similar or other circumstances, unless otherwise required by this Agreement. The remedies herein provided are cumulative and not exclusive of any other remedies provided at law or in equity. No waiver or approval by a Person under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to any subsequent transac-tions. No waiver or approval hereunder shall require any similar or dissimi-lar waiver or approval thereafter to be granted hereunder.

     SECTION  6.2.     Further  Assurances.  The  Subordi-nated Creditor and the
                       -------------------
Borrower will, from time to time at its own expense, promptly execute and deliver all such further Instru-ments, and take all such further action, as may be reasonably necessary or appropriate, or as the Senior Creditor may reasonably request, in order to carry out the intent of this Agreement.

     SECTION  6.3.     Specific  Performance.  Senior  Creditor  is  hereby
                       ---------------------
authorized to demand specific performance of this Agree-ment at any time when the Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to them whether or not Borrower shall have complied with any of the provisions hereof applicable to it, and the Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

     SECTION  6.4.     Severability.  Any  provision  of this Agreement which is
                       ------------
prohibited or unenforceable in any jurisdic-tion shall, as to such jurisdiction, be ineffec-tive to the extent of such prohibition or unenforceabili-ty without invalidating the remaining provisions of this Agreement or affecting the validity or enforce-ability of any such provision in any other jurisdiction.

     SECTION  6.5.     Enforcement  by  Senior  Creditor.  The  Borrower and the
                       ---------------------------------
Subordinated Creditor acknowl-edge and agree that their respective obliga-tions hereun-der are, and are intend-ed to be, an inducement and con-sider-ation to the Senior Creditor to acquire and con-tinue to hold, or to continue to hold, the Senior Debt. The Senior Creditor shall be deemed con-clusively to have relied upon the ob-ligations hereunder of the Borrower and the Subordinated Creditor in acquiring and continuing to hold, or in continuing to hold, the Senior Debt. The Senior Creditor is hereby made an obligee hereunder and may enforce directly the obliga-tions of the Borrower and the Subordinated Credi-tor contained herein. The Senior Creditor, by accepting the benefits of this Agreement, is bound by the provi-sions hereof.

     SECTION  6.6.     Continuing  Agreement.  This  Agree-ment  shall  in  all
                       ---------------------
respects be a continuing agreement, and this Agree-ment and the agree-ments and obligations of the Borrower and the Subordi-nated Creditor hereunder shall remain in full force and effect until all Senior Debt is indefeasibly paid in full or all Subordi-nated Debt is paid in full in compliance with this Agree-ment.

     SECTION  6.7.     Successors  and Assigns.  This Agreement shall be binding
                       -----------------------
upon, and shall inure to the benefit of, the Borrower and the Senior Credi-tor and the Subordinated Creditor and their respective successors in title and assigns. The rights and ob-li-gations of the Subor-dinated Creditor under this Agreement shall be assigned automatically to, and the term "Subordi-nated Creditor" as used in this Agreement shall automatically include, any assignee or successor of such Subordinated Creditor, and such as-sign-ee or successor shall au-tomatically become a party to this Agreement as a Subordinated Creditor without the need for the execution of any Instrument or the taking of any other action. The Subordi-nated Creditor shall deliver a complete copy of this Agreement to any potential assignee or succes-sor of the Subordi-nated Creditor prior to the effectiveness of any such assignment. At the request of the Senior Creditor, the Subordinated Creditor shall execute and deliver to the Senior Creditor an instrument of acces-sion hereto.

     SECTION  6.8.     Notices.  All  notices and other communica-tions provided
                       -------
to a party hereunder shall (except as otherwise specifi-cally provided herein) be in writing or by facsimile transmission and addressed or delivered to it at its address desig-nated for notices set forth below its signature hereto; at the addresses specified in Section 5.1 if notice is to the Subordinated Creditor; or at such other address as may be designat-ed by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, and any notice, if transmitted by facsimile transmission, shall be deemed given when received.

     SECTION  6.9.     Entire Agreement.  This Agreement consti-tutes the entire
                       ----------------
agreement among the Borrower, the Senior Creditor and the Subordinated Creditor with respect to the subject matter hereof and supersedes any prior or contemp-oraneous agreements, represen-tations, warranties or understandings, whether oral, written or implied, as to the subject matter of this Agreement.

     SECTION  6.10.     CHOICE  OF  LAW.  THIS  AGREEMENT  HAS BEEN EXECUTED AND
                        ---------------
DELIVERED IN THE STATE OF MISSOURI AND SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SUCH STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

     SECTION  6.11.     Service  of Process.  This Subordination Agreement shall
                        -------------------
be deemed made in the state in which the principal office of the Senior Creditor is located, and all documents evidencing same, and all the rights and obligations of the Subordinated Creditor and the Senior Creditor hereunder, shall in any respects be governed by and construed in accordance with the laws of the state in which the principal office of the Senior Creditor is located, including all matters of construction, validity and performance. Without limitation on the Senior Creditor's ability to exercise all its rights to protect or enforce the Senior Loan and the Subordinated Obligations, the Subordinated Creditor and the Senior Creditor agree that in any action or proceeding commenced by or on behalf of the parties arising out of or relating to this Subordination Agreement and/or any documents evidencing same, shall be commenced and maintained exclusively in the court of applicable general jurisdiction located in the federal district court of applicable general jurisdiction located in the federal district in which the principal office of the Senior Creditor is located or any other courts of applicable general jurisdiction located in the district where the Senior Creditor is located. The Subordinated Creditor and the Senior Creditor also agree that a summons and complaint commencing an action or proceeding in any such courts by or on behalf of such parties shall be properly served and shall confer personal jurisdiction on a party to which said party consents, if (a) served personally or by certified mail to the party at any of its addresses noted herein, or (b) as otherwise provided under the laws of the state in which the principal office of the Senior Creditor is located. The loan(s) or other financial accommodation(s) is in part related to the aforesaid provisions on jurisdiction, which the Senior Creditor deems a vital part of this subordination arrangement.

     SECTION  6.12.     Waiver  of  Jury Trial.  To the extent not prohibited by
                        ----------------------
Applicable Law which cannot be waived, each of the parties hereto waives, and covenants that it will not assert (whether as plaintiff, defendant or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, action or cause of action arising out of or based upon this Agreement or the subject matter hereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Each of the parties hereto acknowledges that the provisions of this Section 6.12 constitute
                                                         ------------
a material inducement upon which the Senior Creditor is relying and will rely in holding Senior Debt. Any party and the Senior Creditor may file an original counterpart or a copy of this Section 6.12 with any court as written evidence of
                              ------------
the consent of each of the parties hereto to the waiver of its right to trial by jury.

     SECTION  6.13.  Counterparts.  This  Agreement  may  be executed in several
                     ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same Instrument.

     SECTION 6.14.     Headings.  The descriptive headings in this Agreement are
                       --------
inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the day and in the year first above written.

                              POMEROY  COMPUTER  RESOURCES,  INC.


                              By:______________________________
                              Title:___________________________

Address:                      _________________________
                              _________________________

Fax:                          _________________________

Attention:                    _________________________
                              _________________________


                              DEUTSCHE  FINANCIAL  SERVICES  COMPANY


                              By:______________________________
                              Title:___________________________

Address:                      _________________________
                              _________________________

Fax:                          _________________________

Attention:                    _________________________
                              _________________________


                              ACCESS  TECHNOLOGIES,  SYSTEMS,  INC.


                              By:______________________________
                              Title:  President

Address:                      _________________________
                              _________________________

Fax:                          _________________________

Attention:                    _________________________
                              _________________________

STATE  OF  OHIO          )
                         :  SS:
COUNTY  OF  HAMILTON     )


     On this ____ day of ______________, 19___, before me personally appeared _______________________, to me known, who, being by me duly sworn, declared that he is the _______________ of POMEROY COMPUTER RESOURCES, INC., a signatory of the foregoing Subordination Agreement; and that, being duly authorized, he did execute the foregoing Subordination Agreement on behalf of POMEROY COMPUTER RESOURCES, INC.; and that the foregoing Subordination Agreement constitutes the free act and deed of POMEROY COMPUTER RESOURCES, INC.


                              _________________________________
                              Notary  Public
My  Commission  Expires:

STATE  OF  OHIO          )
                         :  SS:
COUNTY  OF  HAMILTON     )

     On this ____ day of ________, 1998, before me personally appeared ___________ ________, to me known, who, being by me duly sworn, declared that he is the President of ACCESS TECHNOLOGIES, INC., a signatory of the foregoing Subordination Agreement; and that, being duly authorized, he did execute the foregoing Subordination Agreement on behalf of ACCESS TECHNOLOGIES, INC., and that the foregoing Subordination Agreement constitutes the free act and deed of ACCESS TECHNOLOGIES, INC.


                              ________________________________
                              Notary  Public

My  Commission  Expires:

STATE  OF  ___________     )
                    :  SS:
COUNTY  OF  __________  )

     On this ____ day of _________, 1998, before me personally appeared _______________, to me known, who, being by me duly sworn, declared that he is the __________ of DEUTSCHE FINANCIAL SERVICES COMPANY, a signatory of the foregoing Subordination Agreement; and that, being duly authorized, he did execute the foregoing Subordination Agreement on behalf of DEUTSCHE FINANCIAL SERVICES COMPANY; and that the foregoing Subordination Agreement constitutes the free act and deed of DEUTSCHE FINANCIAL SERVICES COMPANY.


                              ________________________________
                              Notary  Public


My  Commission  Expires:  __________

                          SUBORDINATED PROMISSORY NOTE


$1,250,000.00                                                  Cincinnati,  Ohio
(to  be  adjusted  as  hereinafter  set  forth)             December  ___,  1998

 1. FOR VALUE RECEIVED, POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter, together with its successors in title and assigns, called the "Borrower") does hereby absolutely and unconditionally promise to pay to the order of ACCESS TECHNOLOGIES, INC., a Tennessee corporation ("Lender"), the sum of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) (as may be adjusted in the manner hereinafter set forth), together with interest on the outstanding principal balance from the date hereof, at the rate specified below.

2. The initial face amount of this note ($1,250,000.00) shall be adjusted downward by any decrease required by Sections 4.1(d) and/or 4.1(e) of the Asset Purchase Agreement. Such adjustments and the manner in which they are to be made shall be done in accordance with Sections 5.1 and 5.2, respectively, of the Asset Purchase Agreement. If, prior to such adjustment, Borrower has made any interest payment to Lender hereunder, the parties agree to adjust any prior payments to equitably reflect the decrease made as a result of any adjustments contained in Sections 4.1(d) and/or 4.1(e) of the Asset Purchase Agreement.

3. Interest shall accrue at the prime rate of Chase Manhattan Bank as of the date of Closing. Interest on the unpaid principal balance of this note shall be due and payable quarterly with the first interest payment due and payable ninety
(90) days from the date hereof and on the ____ day of each successive quarter thereafter. Principal shall be paid in two (2) equal annual installments of Six Hundred Twenty-Five Thousand Dollars ($625,000.00), as may be adjusted pursuant to the provisions of paragraph 2, commencing on the first Anniversary Date of this Note and continuing on the next successive Anniversary Date until paid in full.

 4. All payments received hereunder shall be applied first to interest and then to principal. Subject to the Subordination Agreement, as defined below, this Note may be prepaid, in whole or in part, at any time, without penalty.

 5. This Note and all obligations of the Borrower hereunder are subordinated and made junior in right of payment to the extent and in the manner provided in the Subordination Agreement of even date herewith (the "Subordination Agreement") between Deutsche Financial Services Company, the Lender and the Borrower and no action may be taken by the Lender except in accordance with the terms of such Subordination Agreement as long as it is in effect.

 6. Upon the occurrence of an Event of Default, the entire principal amount outstanding under this Note, and accrued interest thereon, shall at once become due and payable, at the option of the Lender and the Lender shall have the remedies set forth in the Asset Purchase Documents and Subordination Agreement. During the continuance of any Event of Default, all principal evidenced by this Note (whether for principal or otherwise) shall (to the extent permitted by applicable law) bear interest at the annual rate of twelve percent (12%). The unpaid interest accrued during the continuation of any Event of Default on the indebtedness evidenced by this Note (whether for principal or otherwise) in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrower to the Lender hereof on demand by the Lender of this Note at any time. Interest will continue to accrue on all indebtedness evidenced hereby until the Event of Default shall be cured or otherwise remedied.

7. This Note is issued pursuant and subject to the terms and conditions of the Asset Purchase Agreement. This Note is subject to all terms and conditions set forth in the Asset Purchase Documents, including, but not limited to, terms of default and rights of acceleration, if any. Any holder of this Note is subject to all claims and defenses which the Borrower could pursue against Lender under the Asset Purchase Agreement.

8. When this Note becomes due, by acceleration or otherwise, the Lender may, at its option, subject to the Subordination Agreement, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to property held as security herefor. The failure to exercise any option, to declare the maturity hereof, or to exercise any other rights under any of the covenants or conditions contained in the Asset Purchase Documents shall not be taken or deemed to be a waiver of the right to exercise such option or to declare such maturity after any subsequent violation of any such covenants or conditions. All remedies provided for herein upon any default by the Borrower shall be cumulative and not exclusive.

9. Notwithstanding the above, pursuant to the Asset Purchase Agreement, Lender made certain representations, warranties, covenants and agreements with and to the Borrower. Lender agrees that if the Borrower is entitled to indemnification from the Lender under the Asset Purchase Agreement or any other of the Asset Purchase Documents, the amount of such indemnification due from Lender may be set off against the amounts payable hereunder if permitted under the Asset Purchase Agreement, being first applied to interest and the withholding all or any part of payment due hereunder as a result of such a set off shall not be considered an Event of Default hereunder. Lender agrees that the amount to which the Borrower may be entitled to recover from Lender shall not be limited by either the amount paid or due to be paid to Lender hereunder or by the terms of this Note but shall be governed by the terms of the Asset Purchase Documents.

10. The provisions of this Note and the obligations of the Borrower hereunder shall in all respects be governed by and interpreted and determined in accordance with the internal laws of the State of Tennessee.

11. The rights of the Lender hereunder are fully assignable and transferrable, except that any assignment and/or transfer made to a competitor of Borrower shall be made only with the prior written approval of Borrower, which approval shall not be unreasonably withheld. A competitor of Borrower is any individual or entity that engages in the leasing, servicing or selling of computers, computer equipment or computer support solutions.

12. The Borrower hereby unconditionally and irrevocably waives notice of acceptance, presentment, notice of nonpayment (except as provided herein), protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note.

13. Should all or any part of the indebtedness represented by this Note be collected by action in law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after the occurrence of an Event of Default, the Borrower hereby promises to pay to the Lender of this Note, upon demand by the Lender hereof at any time, in addition to principal and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and reasonable attorneys' fees and all other reasonable collection charges and expenses incurred or sustained by the Lender of this Note.

14. If for any circumstances whatsoever, the fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled will be reduced to the limit of such validity as provided in such statute of law, so that in no event shall any exaction of interest be possible under this Note in excess of the limit of such validity. In no event shall the Borrower be bound to pay interest of more than the legal limit for the use, forbearance or detention of money, and the right to demand any such excess is hereby expressly waived by the Lender.

15. No delay or omission of the holder of this Note to exercise any right or power arising from any default shall impair any such right or power or be considered to be a waiver of any such default or any acquiescence therein, nor shall the action or non-action of the holder in case of default on the part of the Borrower impair any right or power resulting therefrom.

16. As used herein, the following terms shall have the following meanings, respectively:

     (a) "Anniversary Date" - December ____, 1999 and each December ___ thereafter.

     (b) "Asset Purchase Agreement" - The Asset Purchase Agreement by and between the Borrower and the Lender dated December ___, 1998.

     (c) "Asset Purchase Documents" - The Asset Purchase Agreement and all Exhibits thereto (except for any employment agreements and all noncompetition agreements, other than the one provided by Lender) by and between the parties to the Asset Purchase Agreement.

     (d)     "Event  of  Default"  -

          (i) The failure of Borrower to make any payment of principal or interest due under this Note for a period of ten (10) days after receipt of written notice from the Lender to the Borrower that such installment has not been paid; or

          (ii) A default under the Senior Debt loan documentation that has been declared in writing, remains uncured past any applicable cure period, and results in the declared acceleration of the Senior Debt.

     (e) "Senior Debt" - The Debt of the Borrower to Deutsche Financial Services Company, as set forth in the Subordination Agreement.

WITNESSES:                              BORROWER

                                        Pomeroy  Computer  Resources,  Inc.
_____________________________

                                        By:  _____________________________
_____________________________           Its:  _____________________________



THE OBLIGATION REPRESENTED BY THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED DECEMBER ___, 1998 IN FAVOR OF DEUTSCHE FINANCIAL SERVICES COMPANY, TO WHICH REFERENCE IS HEREBY MADE, RESTRICTING THE RIGHTS OF THE MAKER OR DRAWER AND OF ANY HOLDER WITH RESPECT TO PAYMENTS ON ACCOUNT OF THE PRINCIPAL AND INTEREST HEREOF.

                              December  ____,  1998




Mr.  Dana  Hushak
Corporate  Trust  Department
The  Fifth  Third  Bank
38  Fountain  Square  Plaza
Cincinnati,  Ohio  45263

Dear  Dana:

     Pursuant to an Asset Purchase Agreement by and between Pomeroy Computer Resources, Inc. and Access Technologies, Inc., a Tennessee corporation, the following number of shares of stock should be issued on January 4, 1999 and with issue date as of such date from the authorized but previously unissued shares of the common stock of Pomeroy Computer Resources, Inc. as follows:

     Access  Technologies,  Inc.  -  ________  shares

     Pursuant to the Asset Purchase Agreement, this corporation is entitled to these shares on January 4, 1999.

     For  your  information,  the  address  of  this  corporation is as follows:

               Access  Technologies,  Inc.
               5828  Shelby  Oaks  Drive
               Memphis,  Tennessee  38134

               Federal  ID  No.  ____________

     The stock to be issued is unregistered and should contain the stock legend attached hereto as Exhibit A.

     Should you have any questions regarding these instructions, please call me at (606) 586-0600 or the Company's counsel, James H. Smith III, at Lindhorst & Dreidame at 421-6630.

Mr.  Dana  Hushak
April  2,  1999
Page  2

     Many  thanks  for  your  cooperation  on  this  matter.

                              Very  truly  yours,

                              POMEROY  COMPUTER  RESOURCES,  INC.


                              Stephen  Pomeroy
                              Chief  Financial  Officer

                                    Exhibit A

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities laws, and may not be offered or resold unless registered under the Act, any applicable state securities law, or unless, in the opinion of counsel for the Investor, an exemption from registration is available, the availability of which must be established to the satisfaction of the Company."

                             INVESTOR'S CERTIFICATE


The undersigned, Access Technologies, Inc. ("Investor"), a Tennessee corporation, intends to acquire thirty-eight thousand eight hundred eighty-five (38,885) shares of the common stock, par value $.01 (the "Securities") of POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (the "Company") pursuant to the terms and conditions of an Asset Purchase Agreement entered into between the Company and Investor dated the 9th day of December, 1998. The Securities will be acquired by Investor from the Company upon the closing of the transactions contemplated by the Asset Purchase Agreement.

In order to induce the Company to close the transactions contemplated by the Asset Purchase Agreement and to induce the Company to issue the Securities, Investor hereby certifies to the Company as follows:

1.   Investor's  full  name  and  business  address  are  as  follows:

     Name:                         Business  Address:
     -----                         ------------------

     Access  Technologies,  Inc.               5828  Shelby  Oaks  Drive
                                   Memphis,  Tennessee  38134

2. Investor is purchasing the Securities in its own name and for its own account and no other person has any interest in or right with respect to the Securities, nor has it agreed to give any person such interest or right in the future.

3. Investor is acquiring the Securities for investment purposes and not with a view to or for sale in connection with any distribution of the Securities. It recognizes that the Securities have not been registered under the
     Securities Act of 1933, as amended (the "Act"), or qualified under the securities laws of the State of Tennessee or any other state, and that any disposition of the Securities is subject to restrictions imposed by federal and state law, and that the certificates representing the Securities will bear a restrictive legend to that effect. Investor also recognizes that it cannot transfer or dispose of the Securities absent registration and qualification or an available exemption from registration and qualification. Investor represents that it is familiar with the provisions of Rule 144 of the Rules and Regulations of the Securities and Exchange Commission and that it understands that the Securities are "Restricted Securities" as such term is defined in said Rule 144. The Investor under-stands that the Tennessee Division of Securities has made no finding or determination relating to the fairness for investment of the Securities offered by the Company and that no such recommendation or endorsement will be made.

4.   Investor  has  not  seen  nor  received   any   advertisement   or  general
     solicitation with respect to the sale of the Securities.

5. The total consideration to be paid by Investor to purchase the Securities has a value of $750,000.00 and consists of a portion of the value of the assets of Investor being sold to the Company in exchange for which the Securities constitute a portion of the purchase price, all as more fully specified in the Asset Purchase Agreement.

6. Investor represents by reason of the business and/or financial experience of its directors, officers and shareholders, or by reason of the business or financial experience of its professional advisor, who is unaffiliated with and who is not compensated, directly or directly, by the Company or any affiliate or selling agent of the Company that it is capable of evaluating the merits and risks of this investment in the shares of the Company and protecting its own interest in connection with the investment.

     Description  of Business Experience of Board of Directors and Shareholders:

     PRESIDENT AND SHAREHOLDERS HAVE BEEN IN THE INDUSTRY FOR __ YEARS, HAVE ACQUIRED A COMPUTER SERVICE COMPANY AND HAVE ACTIVELY INVESTED IN STOCKS OF PUBLIC COMPANY'S FOR _____ YEARS.


     _____     Check  if  a  Professional  Advisor  is  used

     Name  and  Address  of  Professional Advisor: _____________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     Describe  business  or  experience  of  Professional  Advisor:

     ___________________________________________________________________________

     ___________________________________________________________________________

7. Investor acknowledges that during the course of the negotiation of the Asset Purchase Agreement, and before completing the acquisition of the Securities, it has been provided with financial and other written information about the Company. Investor, its officers, directors and shareholders have read the Asset Purchase Agreement, reviewed it with counsel and been given the opportunity by the Company to obtain any information and ask any questions concerning the Company, the Securities and its investment that it or they have felt necessary, and to the extent that they have availed themselves of that opportunity, have received satisfactory information and answers. If Investor has requested any additional information that the Company possessed or could acquire without unreasonable effort or expense and that was necessary to verify the accuracy of the financial and other written information furnished to it by the Company, that additional information was provided to it and was satisfactory. In reaching the decision to sell substantially all of its operating assets and to receive as partial consideration therefor the Securities, Investor, its officers, directors and shareholders have carefully evaluated Investor's financial resources and investment position and the risks associated with this investment, and Investor acknowledges that it is able to bear the economic risks of this investment. By electing to make this investment, Investor realizes that it may lose its entire investment. Investor fully acknowledges that its financial condition is such that it is not under any present necessity or constraint to dispose of the Securities to satisfy any existing or contemplated debt or undertaking.

8. Investor understands that the Company will instruct its transfer agent and registrar not to transfer all or any portion of the Securities to any other person, firm or entity, or to perform any registration unless the transfer is pursuant to a registration statement which is effective under the Act or an available exemption from the registration requirements of the Act. Investor hereby agrees that the following legend shall be placed on the face or back of all certificates representing the Securities:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities laws, and may not be offered or resold unless registered under the Act, and any applicable state securities law, or unless, in the opinion of counsel for the Investor, an exemption from registration is available, the availability of which must be established to the satisfaction of the Company."

9. Investor represents that (a) it is a corporation duly organized and validly existing under the laws of the State of Tennessee and (b) eighty-eight percent (88%) of its outstanding stock is owned by Mark V. Putman, Paul Bishop and David Barthel.

IN WITNESS WHEREOF, the undersigned has executed this Investor's Certificate this ____ day of December, 1998.

                                        ACCESS  TECHNOLOGIES,  INC.



                                        By:   ________________________________
                                             President


Taxpayer  Identification  No.:  ____________

                                   December  ___,  1998



Mr.  David  B.  Pomeroy
Pomeroy  Computer  Resources,  Inc.
1020  Petersburg  Road
Hebron,  Kentucky   41048

Dear  Dave:

     Deutsche Financial Services Company hereby gives its consent to the purchase by Pomeroy Computer Resources, Inc. of substantially all the operating assets of Access Technologies, Inc., a Tennessee corporation, relating to its computer service and support solutions business for the sum of $9,000,000.00, as such amount may be adjusted upward or downward as set forth in the Asset
Purchase Agreement, plus the assumption of liabilities as set forth in the Agreement and to the entering into of Employment Agreements with Mark V. Putman, Paul Bishop, Greg Livingston and Phillip Qualls.

                                   Sincerely,

                                   DEUTSCHE  FINANCIAL  SERVICES  COMPANY



                                   Michael  Scott

                               SUBLEASE AGREEMENT


     This Sublease Agreement made and entered into this ____ day of December, 1998, by and between Access Technologies, Inc., a Tennessee corporation (the Sublandlord ) and Pomeroy Computer Resources, Inc., a Delaware, a Delaware corporation (the Subtenant).

                              W I T N E S S E T H :

     WHEREAS,  ______________,  a  ______________________  (the  Landlord)  as
landlord, and Sublandlord, as tenant, entered into a ___________________ dated _______________________ (the Master Lease), a copy of which is attached hereto as Exhibit A; and

     WHEREAS, the Master Lease was amended by a letter amendment, dated _____________________ (the Amendment), a copy of which is attached hereto as Exhibit B; and

     WHEREAS, Subtenant wishes to sublease the property described in the Master Lease (the Premises).

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

     1.     Premises.  Subject  to  the  terms  and conditions of this Sublease,
            --------
Sublandlord  hereby  leases  to  Subtenant  the  Premises.

     2.     Term.  The  term of this Sublease shall commence on _______________,
            ----
199__. The term of this Sublease shall end on the date the Master Lease expires. If the Master Lease is renewed pursuant to the Amendment, then Subtenant shall have an option to renew this Sublease for an additional term of ____ (__) years, provided that written notice exercising such option is given to Sublandlord at least three (3) months prior to the expiration of the initial term of this Sublease. Sublandlord is under to obligation to renew the Master Lease.

     3.     Rent.  Subtenant  agrees  to pay during the term of this Sublease as
            ----
rent for the Premises the amount of rent and other charges to be paid to Sublandlord pursuant to the Master Lease, as amended. Such rent and other charges shall be paid to Sublandlord on or before the due date under the Master Lease at the address set forth for Sublandlord in Paragraph 13 below.

     4.     Insurance  and  Waiver.  Subtenant  agrees  to  carry  and  maintain
            ----------------------
comprehensive general liability insurance in such amounts and in such form as is required by the Master Lease. Such policies of insurance shall name Sublandlord as an additional insured. Subtenant shall provide Sublandlord with proof of insurance prior to commencement of this Sublease and each renewal date during the term of this Sublease. In addition, Subtenant shall provide copies of the policies of insurance within fifteen (15) days after they are obtained. Subtenant is responsible for insuring its business and personal property located on the Premises. Subtenant hereby waives and releases all claims against Sublandlord for any loss, injury or damage to persons, property, or Subtenant's business caused by theft, Act of God, public enemy, injunction, riot, strike, war, court order, order of governmental body or authority, regulation, fire, explosion, water, rain, other casualty, or any cause beyond Sublandlord's control.

     5.     Assignment or Subletting.  Sublessee shall not assign this Sublease,
            ------------------------
nor sublet all or any portion of the Premises, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

     6.     Net  Sublease.  This  Sublease  is  a  net Sublease, and Sublandlord
            -------------
shall not be required to make any expenditures whatsoever in connection with this Sublease or to make any repairs to, or maintain, the Premises in any way during the term of this Sublease, except as expressly provided herein.
Sublandlord will not be obligated to provide any services to Subtenant, and Subtenant shall look solely to Landlord for the provision of any services provided for in the Master Lease. Sublandlord makes no representation regarding the availability or adequacy of any utility service.

     7.     Condition  of  Premises.  Except  as  expressly  provided  herein,
            -----------------------
Subtenant accepts the Premises in its present condition, and agrees that it is leasing the Premises on an as is, where is basis.

     8.     Master  Lease.  This Sublease is subject to the terms and provisions
            -------------
of the Master Lease. With respect to the Premises, Subtenant will comply with, or cause to be complied with, the terms and conditions of the Master Lease in order to avoid any default under the Master Lease.

     9.     Indemnification.  Subtenant  will  indemnify  and  hold  harmless
            ---------------
Sublandlord against and from any loss, liability, penalty, claim, cause of action or expense (including reasonable attorney's fees and court costs) incurred by or asserted against Sublandlord arising out of any default under the Master Lease caused by Subtenant, any default under the Master Lease allowed by Subtenant on the Premises, any default by Subtenant under this Sublease, or otherwise related to the use of the Premises by Subtenant, unless caused by Sublandlord's negligence or intentionally harmful acts. Subtenant's indemnification obligations under this paragraph shall survive termination or expiration of this Sublease.

     10.     Entire  Agreement.  All prior understandings and agreements between
             -----------------
Sublandlord and Subtenant are merged within this Sublease. This Sublease may not be changed in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change is sought.

     11.     Waiver  of  Condition  or  Covenant.  No waiver of any condition or
             -----------------------------------
covenant of this Sublease by Sublandlord shall be deemed to imply or constitute a further waiver by Sublandlord of any other condition or covenant under this Sublease. The rights and remedies created by this Sublease are cumulative and the use of one remedy shall not be taken to exclude or waive the right to the use of another.

     12.     Peaceable  Enjoyment.  So long as Subtenant complies with the terms
             --------------------
and conditions of this Sublease, Subtenant's right to peaceably enjoy the Premises shall not be disturbed by Sublandlord.

     13.     Notices.  Any  notice  or  demand  given  pursuant to this Sublease
             -------
shall be given in writing and shall be deemed given when personally delivered or when deposited in the U.S. mail if sent by certified mail, return receipt requested, postage prepaid, and addressed to the recipient as follows:

     Sublandlord:     Access  Technologies,  Inc.
                    5828  Shelby  Oaks  Drive
                    Memphis,  Tennessee  38134

     Subtenant:          Pomeroy  Computer  Resources,  Inc.
                    1020  Petersburg  Road
                    Hebron,  Kentucky   41048

Either party may change its address for notice by giving notice to the other party pursuant to this paragraph.

     14.     Default  and Remedies.  If Subtenant (i) fails to pay rent when due
             ---------------------
or (ii) fails to observe or perform any other term, covenant or condition of this Sublease to be observed or performed by Subtenant and such failure continues for a period of fifteen (15) days after written notice of such failure to Subtenant, the Sublandlord may, in addition to any other remedy available at law or equity or otherwise provided for in this Sublease, pursue one or more of the following remedies, without further notice:

          (a)  Terminate this Sublease;

          (b)  Retake  possession  of  the  Premises  without   terminating  the
               Sublease, and relet the Premises for the Sublessee's account on such terms as Sublandlord deems appropriate; or

          (c) Cure the default, and any amount reasonably expended by Sublandlord to cure such default shall be deemed additional rent under the terms of this Lease, which additional rent shall not be paid to Landlord, but shall be paid to Sublandlord upon demand, together with interest at the rate of ten per cent (10%) per annum from the date of the expenditure by Sublandlord.

If Sublandlord re-enters the Premises without terminating this Sublease, Sublandlord may subsequently terminate the Sublease at any time at Sublandlord's option.

     15.     Binding  Effect.  This  Sublease  shall  be binding upon, and shall
             ---------------
inure to the benefit to Sublandlord, Subtenant and their successors in interest.

     IN WITNESS WHEREOF, the parties have duly executed this Sublease on the date first above written.

POMEROY  COMPUTER                    ACCESS  TECHNOLOGIES,  INC.
RESOURCES,  INC.


By:  __________________________      By:  ________________________________

Name:  _______________________       Name:  ______________________________

Title:  _________________________    Title: ______________________________

                                    AGREEMENT
                                    ---------


This Agreement made and entered into this __________ day of December, 1998, by and between DAVID BARTHEL (hereinafter referred to as "Owner") and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H :

WHEREAS, simultaneously with the execution of this Agreement, Purchaser entered into an Asset Purchase Agreement ("Asset Purchase Agreement") with ACCESS TECHNOLOGIES, INC., a Tennessee corporation, ("Company), for the acquisition of certain of its assets (the Business); and

WHEREAS,  Owner  owns  Eleven percent (11%) of the outstanding stock of Company;
and

WHEREAS, Purchaser would not have entered into the Asset Purchase Agreement with Company without the consent of Owner to enter into this covenant not to compete agreement; and

WHEREAS, pursuant to Sections 7.1 and 14.2(d)(vii) of said Asset Purchase Agreement, Owner agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. As an inducement for Purchaser to enter into the Asset Purchase Agreement with Company (11% of the stock of which is owned by Owner), Owner covenants and agrees that for a period equal to the later of one (1) year from the closing of the Asset Purchase Agreement of even date or one (1) year after the termination of Owner's employment with Purchaser, Owner will not, or with any other person, corporation or entity, directly or indi-rectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b)  Attempt to seek or cause any clients or  customers of Purchaser or any
          such  affiliate  or  subsidiary   relating  thereto  to  refrain  from
          continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries has an office during the term of this Agreement. A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) Nothing in this Agreement shall prohibit Owner from owning or purchasing less than five percent (5%) of the outstanding stock of any publicly-traded company whose stock is traded on a nationally or regionally recognized stock exchange or is quoted on NASDAQ or the OTC bulletin board or from taking any action described in items 1(b)-(d) above for the benefit of or on behalf of Purchaser or any of its subsidiaries.

     For purposes of this Section, the Business of Purchaser shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

     (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (iii)Sale, servicing or supporting of microcomputer products and microcomputer support solutions and computer integration products, peripheral devices and related products, and the sale of networking services; and

     (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being engaged in by Purchaser or any of its subsidiaries.

     Owner has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Owner herein, and agrees that the same are necessary for the reasonable and proper protection of Owner's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agree-ment and pay the consideration described in Paragraph 2 by the represen-tation of Owner that he will abide by and be bound by each of the covenants and restrictions herein; and Owner agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Owner hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespec-tive of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reason-ableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Owner's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Company pursuant to an Asset Purchase Agreement to which Owner is a party of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Owner and Purchaser, and their successors, heirs and assigns.

4. This Agreement shall be construed in accordance with and governed by the laws of the State of Tennessee.


IN WITNESS WHEREOF, the parties hereto have executed this Agree-ment on the day and year first above written.


                              __________________________________
                              DAVID  BARTHEL

                              POMEROY  COMPUTER  RESOURCES  ,  INC.


                              By:________________________________
                              STEPHEN  E.  POMEROY,  Chief  Financial  Officer

                                    EXHIBIT A
                                    ---------

                             STATES IN WHICH POMEROY
                          AND/OR ITS PARENT CORPORATION
                      AND/OR SUBSIDIARIES TRANSACT BUSINESS


          1.     Alabama
          2.     Arkansas
          3.     Florida
          4.     Georgia
          5.     Indiana
          6.     Illinois
          7.     Iowa
          8.     Kentucky
          9.     Mississippi
         10.     North  Carolina
         11.     Ohio
         12.     Oklahoma
         13.     South  Carolina
         14.     Tennessee
         15.     Texas
         16.     Virginia
         17.     West  Virginia

                                    AGREEMENT
                                    ---------


This Agreement made and entered into this __________ day of December, 1998, by and between PAUL BISHOP (hereinafter referred to as "Owner") and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H :

WHEREAS, simultaneously with the execution of this Agreement, Purchaser entered into an Asset Purchase Agreement ("Asset Purchase Agreement") with ACCESS TECHNOLOGIES, INC., a Tennessee corporation, ("Company), for the acquisition of certain of its assets (the Business); and

WHEREAS, Owner owns Thirty-Two and Thirteen Hundred percent (32.13%) of the outstanding stock of Company; and

WHEREAS, Purchaser would not have entered into the Asset Purchase Agreement with Company without the consent of Owner to enter into this covenant not to compete agreement; and

WHEREAS, pursuant to Sections 7.1 and 14.2(d)(vii) of said Asset Purchase Agreement, Owner agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. As an inducement for Purchaser to enter into the Asset Purchase Agreement with Company (32.13% of the stock of which is owned by Owner), Owner covenants and agrees that for a period equal to the later of five (5) years from the closing of the Asset Purchase Agreement of even date or one (1) year after the termination of Owner's employment with Purchaser pursuant to the terms of an Employment Agreement of even date, Owner will not, or with any other person, corporation or entity, directly or indi-rectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b)  Attempt to seek or cause any clients or  customers of Purchaser or any
          such  affiliate  or  subsidiary   relating  thereto  to  refrain  from
          continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries has an office during the term of this Agreement. A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) Nothing in this Agreement shall prohibit Owner from owning or purchasing less than five percent (5%) of the outstanding stock of any publicly-traded company whose stock is traded on a nationally or regionally recognized stock exchange or is quoted on NASDAQ or the OTC bulletin board or from taking any action described in items 1(b)-(d) above for the benefit of or on behalf of Purchaser or any of its subsidiaries.

     For purposes of this Section, the Business of Purchaser shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

     (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (iii)Sale, servicing or supporting of microcomputer products and microcomputer support solutions and computer integration products, peripheral devices and related products, and the sale of networking services; and

     (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being engaged in by Purchaser or any of its subsidiaries.

     Owner has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Owner herein, and agrees that the same are necessary for the reasonable and proper protection of Owner's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agree-ment and pay the consideration described in Paragraph 2 by the represen-tation of Owner that he will abide by and be bound by each of the covenants and restrictions herein; and Owner agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Owner hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespec-tive of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reason-ableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Owner's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Company pursuant to an Asset Purchase Agreement to which Owner is a party of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Owner and Purchaser, and their successors, heirs and assigns.

4. This Agreement shall be construed in accordance with and governed by the laws of the State of Tennessee.

IN WITNESS WHEREOF, the parties hereto have executed this Agree-ment on the day and year first above written.


                              __________________________________
                              PAUL  BISHOP

                              POMEROY  COMPUTER  RESOURCES  ,  INC.


                              By:________________________________
                              STEPHEN  E.  POMEROY,  Chief  Financial  Officer

                                    EXHIBIT A
                                    ---------

                             STATES IN WHICH POMEROY
                          AND/OR ITS PARENT CORPORATION
                      AND/OR SUBSIDIARIES TRANSACT BUSINESS


          1.     Alabama
          2.     Arkansas
          3.     Florida
          4.     Georgia
          5.     Indiana
          6.     Illinois
          7.     Iowa
          8.     Kentucky
          9.     Mississippi
         10.     North  Carolina
         11.     Ohio
         12.     Oklahoma
         13.     South  Carolina
         14.     Tennessee
         15.     Texas
         16.     Virginia
         17.     West  Virginia

                                    AGREEMENT
                                    ---------


This Agreement made and entered into this ___________ day of December, 1998, by and between MARK V. PUTMAN (hereinafter referred to as "Owner") and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H :

WHEREAS, simultaneously with the execution of this Agreement, Purchaser entered into an Asset Purchase Agreement ("Asset Purchase Agreement") with ACCESS TECHNOLOGIES, INC., a Tennessee corporation, ("Company), for the acquisition of certain of its assets (the Business); and

WHEREAS, Owner owns Forty-Four and Eighty-Nine Hundred percent (44.89%) of the outstanding stock of Company; and

WHEREAS, Purchaser would not have entered into the Asset Purchase Agreement with Company without the consent of Owner to enter into this covenant not to compete agreement; and

WHEREAS, pursuant to Sections 7.1 and 14.2(d)(vii) of said Asset Purchase Agreement, Owner agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. As an inducement for Purchaser to enter into the Asset Purchase Agreement with Company (44.89% of the stock of which is owned by Owner), Owner covenants and agrees that for a period equal to the later of five (5) years from the closing of the Asset Purchase Agreement of even date or one (1) year after the termination of Owner's employment with Purchaser pursuant to the terms of an Employment Agreement of even date, Owner will not, or with any other person, corporation or entity, directly or indi-rectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b)  Attempt to seek or cause any clients or  customers of Purchaser or any
          such  affiliate  or  subsidiary   relating  thereto  to  refrain  from
          continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries has an office during the term of this Agreement. A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) Nothing in this Agreement shall prohibit Owner from owning or purchasing less than five percent (5%) of the outstanding stock of any publicly-traded company whose stock is traded on a nationally or regionally recognized stock exchange or is quoted on NASDAQ or the OTC bulletin board or from taking any action described in items 1(b)-(d) above for the benefit of or on behalf of Purchaser or any of its subsidiaries.

     For purposes of this Section, the Business of Purchaser shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

     (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (iii)Sale, servicing or supporting of microcomputer products and microcomputer support solutions and computer integration products, peripheral devices and related products, and the sale of networking services; and

     (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being engaged in by Purchaser or any of its subsidiaries.

     Owner has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Owner herein, and agrees that the same are necessary for the reasonable and proper protection of Owner's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agree-ment and pay the consideration described in Paragraph 2 by the represen-tation of Owner that he will abide by and be bound by each of the covenants and restrictions herein; and Owner agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Owner hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespec-tive of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reason-ableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Owner's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Company pursuant to an Asset Purchase Agreement to which Owner is a party of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Owner and Purchaser, and their successors, heirs and assigns.

4. This Agreement shall be construed in accordance with and governed by the laws of the State of Tennessee.

IN WITNESS WHEREOF, the parties hereto have executed this Agree-ment on the day and year first above written.


                              __________________________________
                              MARK  V.  PUTMAN

                              POMEROY  COMPUTER  RESOURCES  ,  INC.


                              By:________________________________
                              STEPHEN  E.  POMEROY,  Chief  Financial  Officer

                                    EXHIBIT A
                                    ---------

                             STATES IN WHICH POMEROY
                          AND/OR ITS PARENT CORPORATION
                      AND/OR SUBSIDIARIES TRANSACT BUSINESS


          1.     Alabama
          2.     Arkansas
          3.     Florida
          4.     Georgia
          5.     Indiana
          6.     Illinois
          7.     Iowa
          8.     Kentucky
          9.     Mississippi
         10.     North  Carolina
         11.     Ohio
         12.     Oklahoma
         13.     South  Carolina
         14.     Tennessee
         15.     Texas
         16.     Virginia
         17.     West  Virginia

                                    AGREEMENT
                                    ---------


This Agreement made and entered into this ________ day of December, 1998, by and between ACCESS TECHNOLOGIES, INC., a Tennessee corporation (hereinafter referred to as "Seller") and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H :

WHEREAS, Seller is a full-service provider of a variety of computer service and support solutions, including installation, training, set-up and consultation, to large and medium size commercial, governmental and other professional customers throughout Memphis, Tennessee and the Mid-South area of the United States; and

WHEREAS, simultaneously with the execution of this Agreement, Seller and Purchaser have entered into an Asset Purchase Agreement ("Asset Purchase Agreement") whereby Seller has sold to Purchaser substantially all of the assets of Seller relating to the Business; and

WHEREAS, the Purchaser would not have entered into the Asset Purchase Agreement with Seller without the consent of Seller to enter into this Covenant Not to Compete Agreement; and

WHEREAS,  pursuant  to  Sections  7.1  and  14.2(d)(vii)  of said Asset Purchase
Agreement,  Seller  agreed  to  enter  into  this  Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. In consideration of the payments to be made by Purchaser to Seller for its assets, Seller covenants and agrees that for a period equal to five (5) years from the closing of the Asset Purchase Agreement of even date, Seller will not, or with any other person, corporation or entity, directly or indi-rectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b)  Attempt to seek or cause any clients or  customers of Purchaser or any
          such  affiliate  or  subsidiary   relating  thereto  to  refrain  from
          continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries has an office during the term of this Agreement. A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) Nothing in this Agreement shall prohibit Seller from owning or purchasing less than five percent (5%) of the outstanding stock of any publicly-traded company whose stock is traded on a nationally or regionally recognized stock exchange or is quoted on NASDAQ or the OTC bulletin board or from taking any action described in items 1(b)-(d) above for the benefit of or on behalf of Purchaser or any of its subsidiaries.

     For purposes of this Section, the Business of Purchaser shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

          (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

          (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

          (iii)Sale, servicing, or supporting of microcomputer products, microcomputer support solutions and computer integration products, peripheral devices and related products and the sale of networking services; and

          (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being engaged in by Purchaser or any of its subsidiaries.

     Seller has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Seller herein, and agrees that the same are necessary for the reasonable and proper protection of Seller's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agree-ment and pay the consideration described in Paragraph 2 by the represen-tation of Seller that it will abide by and be bound by each of the covenants and restrictions herein; and Seller agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Seller hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespec-tive of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reason-ableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Seller's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Seller pursuant to an Asset Purchase Agreement to which Seller and Purchaser are parties of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Seller and Purchaser, and their successors, heirs and assigns.


4. This Agreement shall be construed in accordance with and governed by the laws of the State of Tennessee.

IN WITNESS WHEREOF, the parties hereto have executed this Agree-ment on the day and year first above written.

                              SELLER:
                              ------

                              ACCESS  TECHNOLOGIES,  INC.



                              By:  __________________________________
                                        President


                              PURCHASER:
                              ---------

                              POMEROY  COMPUTER  RESOURCES,  INC.



                              By:  ___________________________________
                                   Stephen  E.  Pomeroy, Chief Financial Officer

                                    EXHIBIT A
                                   ----------

                             STATES IN WHICH POMEROY
                          AND/OR ITS PARENT CORPORATION
                      AND/OR SUBSIDIARIES TRANSACT BUSINESS


          1.     Alabama
          2.     Arkansas
          3.     Florida
          4.     Georgia
          5.     Indiana
          6.     Illinois
          7.     Iowa
          8.     Kentucky
          9.     Mississippi
         10.     North  Carolina
         11.     Ohio
         12.     Oklahoma
         13.     South  Carolina
         14.     Tennessee
         15.     Texas
         16.     Virginia
         17.     West  Virginia

                                    AGREEMENT
                                    ---------


This Agreement made and entered into this ____ day of December, 1998, by and between GREGORY LIVINGSTON (hereinafter referred to as "Owner") and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H :

WHEREAS, simultaneously with the execution of this Agreement, Purchaser entered into an Asset Purchase Agreement ("Asset Purchase Agreement") with ACCESS TECHNOLOGIES, INC., a Tennessee corporation, ("Company), for the acquisition of certain of its assets (the Business); and

WHEREAS, Owner owns Two and 06/100 percent (2.06%) of the outstanding stock of Company; and

WHEREAS, Purchaser would not have entered into the Asset Purchase Agreement with Company without the consent of Owner to enter into this covenant not to compete agreement; and

WHEREAS, pursuant to Sections 7.1 and 14.2(d)(vii) of said Asset Purchase Agreement, Owner agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. As an inducement for Purchaser to enter into the Asset Purchase Agreement with Company (2.06% of the stock of which is owned by Owner), Owner covenants and agrees that for a period equal to the later of three (3) years from the closing of the Asset Purchase Agreement of even date or one
     (1) year after the termination of Owner's employment pursuant to the terms of an Employment Agreement of even date, with Purchaser (except that if the Employment Agreement is terminated for Good Reason as defined therein, then the term of this Agreement shall be for a period equal to six months from the date Owner terminates the Employment Agreement for Good Reason), Owner will not, or with any other person, corporation or entity, directly or indi-rectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b)  Attempt to seek or cause any clients or  customers of Purchaser or any
          such  affiliate  or  subsidiary   relating  thereto  to  refrain  from
          continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries has an office during the term of this Agreement. A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) Nothing in this Agreement shall prohibit Owner from owning or purchasing less than five percent (5%) of the outstanding stock of any publicly-traded company whose stock is traded on a nationally or regionally recognized stock exchange or is quoted on NASDAQ or the OTC bulletin board or from taking any action described in items 1(b)-(d) above for the benefit of or on behalf of Purchaser or any of its subsidiaries. Nothing herein shall preclude Owner from engaging in the business of software development.

     For purposes of this Section, the Business of Purchaser shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

     (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (iii)Sale, servicing or supporting of microcomputer products and microcomputer support solutions and computer integration products, peripheral devices and related products, and the sale of networking services; and

     (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being currently engaged in by Purchaser or any of its subsidiaries.

     Owner has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Owner herein, and agrees that the same are necessary for the reasonable and proper protection of Owner's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agree-ment and pay the consideration described in Paragraph 2 by the represen-tation of Owner that he will abide by and be bound by each of the covenants and restrictions herein; and Owner agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Owner hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespec-tive of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reason-ableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Owner's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Company pursuant to an Asset Purchase Agreement to which Owner is a party of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Owner and Purchaser, and their successors, heirs and assigns.

4. This Agreement shall be construed in accordance with and governed by the laws of the State of Tennessee.

IN WITNESS WHEREOF, the parties hereto have executed this Agree-ment on the day and year first above written.


                              __________________________________
                              GREGORY  LIVINGSTON

                              POMEROY  COMPUTER  RESOURCES  ,  INC.


                              By:________________________________
                              STEPHEN  E.  POMEROY,  Chief  Financial  Officer

                                    EXHIBIT A
                                    ---------

                             STATES IN WHICH POMEROY
                          AND/OR ITS PARENT CORPORATION
                      AND/OR SUBSIDIARIES TRANSACT BUSINESS


          1.     Alabama
          2.     Arkansas
          3.     Florida
          4.     Georgia
          5.     Indiana
          6.     Illinois
          7.     Iowa
          8.     Kentucky
          9.     Mississippi
         10.     North  Carolina
         11.     Ohio
         12.     Oklahoma
         13.     South  Carolina
         14.     Tennessee
         15.     Texas
         16.     Virginia
         17.     West  Virginia

                                    AGREEMENT
                                    ---------


This Agreement made and entered into this __________ day of December, 1998, by and between ROBERT HENDRY (hereinafter referred to as "Owner") and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter referred to as "Purchaser").

                              W I T N E S S E T H :

WHEREAS, simultaneously with the execution of this Agreement, Purchaser entered into an Asset Purchase Agreement ("Asset Purchase Agreement") with ACCESS TECHNOLOGIES, INC., a Tennessee corporation, ("Company), for the acquisition of certain of its assets (the Business); and

WHEREAS, Owner owns Three and Ninety-One Hundred percent (3.91%) of the outstanding stock of Company; and

WHEREAS, Purchaser would not have entered into the Asset Purchase Agreement with Company without the consent of Owner to enter into this covenant not to compete agreement; and

WHEREAS, pursuant to Sections 7.1 and 14.2(d)(vii) of said Asset Purchase Agreement, Owner agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and in consideration of the execution and closing of the Asset
Purchase  Agreement,  the  parties  hereto  agree  as  follows:

1. As an inducement for Purchaser to enter into the Asset Purchase Agreement with Company (3.91% of the stock of which is owned by Owner), Owner covenants and agrees that for a period equal to the later of two (2) years from the closing of the Asset Purchase Agreement of even date or two (2) years after the termination of Owner's employment with Purchaser, Owner will not, or with any other person, corporation or entity, directly or indi-rectly, by stock or other ownership, investment, management, employment or otherwise, or in any relation-ship whatsoever:

     (a) Solicit, divert or take away or attempt to solicit, divert or take away, any of the business, clients, customers or patronage of Purchaser or any affiliate or subsidiary thereof relating to the Business of Purchaser, as defined below; or

     (b)  Attempt to seek or cause any clients or  customers of Purchaser or any
          such  affiliate  or  subsidiary   relating  thereto  to  refrain  from
          continuing their patronage of the Business of Purchaser; or

     (c) Engage in the Business of Purchaser in any state in which Purchaser or its subsidiaries has an office during the term of this Agreement. A list of the states in which Purchaser and its subsidiaries currently transact business is attached hereto as Exhibit A; or

     (d) Knowingly employ or engage, or attempt to employ or engage, in any capacity, any person in the employ of the Purchaser or any affiliate or subsidiary.

     (e) Nothing in this Agreement shall prohibit Owner from owning or purchasing less than five percent (5%) of the outstanding stock of any publicly-traded company whose stock is traded on a nationally or regionally recognized stock exchange or is quoted on NASDAQ or the OTC bulletin board or from taking any action described in items 1(b)-(d) above for the benefit of or on behalf of Purchaser or any of its subsidiaries.

     For purposes of this Section, the Business of Purchaser shall mean any person, corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in the following line of business:

     (i) Distributing of computer hardware, software, peripheral devices, and related products and services to other entities or persons engaged in any manner in the business of the distribution, sale, resale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (ii) Sale or servicing, whether at the wholesale or retail level, or leasing or renting, of computer hardware, software, peripheral devices or related products;

     (iii)Sale, servicing or supporting of microcomputer products and microcomputer support solutions and computer integration products, peripheral devices and related products, and the sale of networking services; and

     (iv) Any other business activity which can reasonably be determined to be competitive with the principal business activity being engaged in by Purchaser or any of its subsidiaries.

     Owner has carefully read all the terms and conditions of this Paragraph 1 and has given careful consideration to the covenants and restrictions imposed upon Owner herein, and agrees that the same are necessary for the reasonable and proper protection of Owner's Business acquired by Purchaser and have been separately bargained for and agrees that Purchaser has been induced to enter into the Asset Purchase Agree-ment and pay the consideration described in Paragraph 2 by the represen-tation of Owner that he will abide by and be bound by each of the covenants and restrictions herein; and Owner agrees that Purchaser is entitled to injunctive relief in the event of any breach of any covenant or restriction contained herein in addition to all other remedies provided by law or equity. Owner hereby acknowledges that each and every one of said covenants and restrictions is reasonable with respect to the subject matter, the length of time and geographic area embraced therein, and agrees that irrespec-tive of when or in what manner this agreement may be terminated, said covenants and restrictions shall be operative during the full period or periods hereinbefore mentioned and throughout the area hereinbefore described.

     The parties acknowledge that this Agreement, which Agreement is ancillary to the main thrust of the Asset Purchase Agreement, is being entered into to protect the legitimate business interests of Purchaser, including, but not limited to, (i) trade secrets; (ii) valuable confidential business or professional information that otherwise does not qualify as trade secrets;
     (iii) substantial relationships with specific prospective or existing customers or clients; (iv) client or customer good will associated with an on-going business by way of trade name, trademark, or service mark, a specific geographic location, or a specific marketing or trade area; and
     (v) extraordinary or specialized training. In the event that any provision or portion of Paragraph 1 shall for any reason be held invalid or unenforceable, it is agreed that the same shall not affect the validity or enforceability of any other provision of Paragraph 1 of this Agreement, but the remaining pro-visions of Paragraph 1 of this Agreement shall continue in force and effect; and that if such invalidity or unenforceability is due to the reason-ableness of the line of business, time or geographical area covered by certain covenants and restrictions contained in Paragraph 1, said covenants and restrictions shall nevertheless be effective for such line of business, period of time and for such area as may be deter-mined by arbitration or by a Court of competent jurisdiction to be reasonable.

2. The consideration for Owner's covenant not to compete shall be One Dollar ($1.00) and other valuable consideration, including the consideration paid by the Purchaser to Company pursuant to an Asset Purchase Agreement to which Owner is a party of even date herewith.

3. The terms and conditions of this Agreement shall be binding upon the Owner and Purchaser, and their successors, heirs and assigns.

4. This Agreement shall be construed in accordance with and governed by the laws of the State of Tennessee.


IN WITNESS WHEREOF, the parties hereto have executed this Agree-ment on the day and year first above written.

                              __________________________________
                              ROBERT  HENDRY

                              POMEROY  COMPUTER  RESOURCES  ,  INC.


                              By:________________________________
                              STEPHEN  E.  POMEROY,  Chief  Financial  Officer

                                    EXHIBIT A
                                    ---------

                             STATES IN WHICH POMEROY
                          AND/OR ITS PARENT CORPORATION
                      AND/OR SUBSIDIARIES TRANSACT BUSINESS


          1.     Alabama
          2.     Arkansas
          3.     Florida
          4.     Georgia
          5.     Indiana
          6.     Illinois
          7.     Iowa
          8.     Kentucky
          9.     Mississippi
         10.     North  Carolina
         11.     Ohio
         12.     Oklahoma
         13.     South  Carolina
         14.     Tennessee
         15.     Texas
         16.     Virginia
         17.     West  Virginia

                      ASSIGNMENT AND ASSUMPTION OF LEASE


This Assignment of Lease ("Assignment") entered into as of the _____ day of December, 1998, by and between ACCESS TECHNOLOGIES, INC., a Tennessee corporation ("Assignor"), and POMEROY COMPUTER RESOURCES, INC., a Delaware corporation ("Assignee").

WHEREAS, Assignor, as tenant, and Lorental Investments N.V. Corp. ("Landlord"), as landlord, entered into a certain Lease Agreement (the "Lease") dated April 15, 1998, covering the real property (the "Property") located at 5828 Shelby Oaks, Memphis, Tennessee; and

WHEREAS, Assignee has purchased substantially all of Assignors assets, and in connection therewith, Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, the Lease and all of the rights, benefits, and privileges of the tenant thereunder.

NOW, THEREFORE, in consideration of the foregoing and the agreements and covenants herein set forth and other good and valuable consideration paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   ASSIGNMENT.  Assignor  hereby  assigns  unto  Assignee  all of the tenant's
     ----------
     interest in the Lease, effective as of December ___, 1998 (the "Effective Date").

2.   REPRESENTATIONS.  Assignor  hereby  warrants and covenants to Assignee that
     ---------------
     (i) Assignor is the current holder of the tenant's interest under the Lease, (ii) a true and correct copy of the Lease presently in force is attached hereto as Exhibit "A," and (iii) to Assignor's knowledge, no state of facts currently exists that, with the passage of time or the giving of a written notice, or both, would constitute an event of default under the terms of the Lease.

3.   ASSUMPTION.  Assignor  shall not be  responsible  to the Landlord under the
     ----------
     Lease for the discharge or performance of any duties or obligations to be performed or discharged by the tenant thereunder after the Effective Date. By accepting this assignment, and by its execution, Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions to be performed by the tenant under the Lease, from and after the Effective Date.

4.   MUTUAL  INDEMNIFICATION.  Assignee  hereby  agrees  to  indemnify  and hold
     -----------------------
     harmless Assignor from and against any and all loss, cost or expense (including, without limitation, reasonable attorneys' fees) resulting by reason of Assignee's failure to perform any of the obligations of tenant under the Lease after the Effective Date. Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all loss, cost or expense (including, without limitation, reasonable attorneys' fees) resulting by reason of the failure of Assignor to perform any of the obligations of the tenant under the Lease on or prior to the Effective Date.

5.   CONDITION PRECEDENT. This Assignment is contingent upon the written consent
     -------------------
     of the Landlord.

6.   BINDING EFFECT. All of the covenants, terms and conditions set forth herein
     --------------
     shall be binding upon and shall inure to the benefit of the parties hereof and their respective successors and assigns.


                                Page 1 of 3 Pages

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

                                   ASSIGNOR:
                                   --------

                                   ACCESS  TECHNOLOGIES,  INC.


                                   BY:_________________________________
     President


                                   ASSIGNEE:
                                   --------

                                   POMEROY  COMPUTER  RESOURCES,  INC.


                                   BY:__________________________________
                                        Stephen  E.  Pomeroy,  Chief  Financial
Officer



                                Page 2 of 3 Pages

                                     CONSENT


The  undersigned  hereby  consents  to  the  foregoing  Assignment.

                                   LORENTAL  INVESTMENTS  N.V.  CORP.



                                   BY:_____________________________________


                                Page 3 of 3 Pages

                                                                    CONFIDENTIAL









             WORKSTATION PROCUREMENT AND SUPPORT SERVICES AGREEMENT

                                 BY AND BETWEEN

                          THE PROCTER & GAMBLE COMPANY

                                       AND

                           POMEROY COMPUTER RESOURCES




                             DATED JANUARY 26, 1999

                                TABLE OF CONTENTS

1.      BACKGROUND AND OBJECTIVES                                                     1
1.1.    Background                                                                    1
1.2.    Objectives                                                                    1
1.3.    Construction                                                                  2
2.      DEFINITIONS                                                                   2
2.1.    Certain Definitions                                                           2
2.2.    Other Terms                                                                   5
3.      TERM                                                                          5
3.1.    Term                                                                          5
3.2.    Extension                                                                     5
4.      SERVICES                                                                      5
4.1.    Provision of Services.                                                        5
4.2.    Transition                                                                    6
4.3.    Adjustments to Services.                                                      7
4.4.    New Services                                                                  7
4.5.    Fulfilling Service Requirements                                               8
5.      PROCUREMENT                                                                   9
5.1.    Orders                                                                        9
5.2.    Timing of Delivery.                                                           9
5.3.    Cancellation and Rescheduling of Orders                                       9
5.4.    Termination of Orders.                                                       10
5.5.    Quantity                                                                     10
5.6.    Acceptance                                                                   10
5.7.    Incorrect Delivery                                                           11
5.8.    Order Tracking                                                               11
5.9.    Packing                                                                      11
5.10.   Labeling                                                                     11
5.11.   Testing                                                                      11
5.12.   Shipping                                                                     11
5.13.   Title and Risk of Loss                                                       12
5.14.   Quantity and Quality Requirements                                            12
6.      VENDOR PERSONNEL                                                             13
6.1.    Key Personnel                                                                13
6.2.    Qualifications and Retention of Vendor Personnel                             13
7.      PERFORMANCE STANDARDS                                                        14
7.1.    Quality                                                                      14
7.2.    Failure to Perform                                                           14
7.3.    Periodic Reviews                                                             15
7.4.    Measurement and Monitoring Tools                                             15
7.5.    Quality Assurance                                                            15
8.      PROJECT AND CONTRACT MANAGEMENT                                              15
8.1.    Procedures Manual                                                            15
8.2.    Change Control                                                               16
8.3.    Reports and Meetings                                                         16
8.4.    Subcontracting                                                               17

                                        i

9.      P&G RESPONSIBILITIES                                                         18
9.1.    Responsibilities                                                             18
9.2.    Saving Clause                                                                18
10.     EQUIPMENT, SOFTWARE AND FACILITIES                                           19
10.1.   P&G Equipment                                                                19
10.2.   Software                                                                     19
10.3.   P&G Facilities                                                               19
11.     CHARGES                                                                      20
11.1.   Charges                                                                      20
11.2.   Pass-Through Expenses                                                        21
11.3.   Incidental Expenses                                                          22
11.4.   Meet or Release                                                              22
11.5.   Favored Nations                                                              22
11.6.   Technology Changes and Technology Breakthrough                               22
11.7.   Spending with Historically Underutilized Businesses                          23
12.     INVOICING AND PAYMENT                                                        23
12.1.   Invoicing                                                                    23
12.2.   Payment Due                                                                  24
12.3.   Taxes                                                                        24
12.4.   Accountability                                                               25
12.5.   Proration                                                                    25
12.6.   Refundable Items                                                             25
12.7.   Off Set                                                                      25
12.8.   Disputed Charges                                                             25
13.     AUDITS                                                                       26
13.1.   Audit Rights                                                                 26
13.2.   Audit Follow-ups                                                             26
14.     SAFEGUARDING OF DATA; CONFIDENTIALITY                                        26
14.1.   Security Precautions                                                         26
14.2.   Confidentiality                                                              27
15.     INTELLECTUAL PROPERTY                                                        29
16.     REPRESENTATIONS AND WARRANTIES                                               29
16.1.   Work Standards                                                               29
16.2.   Maintenance                                                                  30
16.3.   Efficiency and Cost Effectiveness                                            30
16.4.   Technology                                                                   30
16.5.   Pass-Through Warranties                                                      30
16.6.   Non-Infringement                                                             30
16.7.   Viruses                                                                      30
16.8.   Disabling Code                                                               30
16.9.   Authorization                                                                31
16.10.  Inducements                                                                  31
16.11.  Year 2000 Warranty                                                           31
17.     INSURANCE                                                                    32
17.1.   Insurance Responsibility                                                     32
17.2.   Insurance Requirements                                                       33

                                        ii

18.     INDEMNITIES                                                                  34
18.1.   General Indemnities                                                          34
18.2.   Environmental Indemnity                                                      34
18.3.   Rework and Product Liability Indemnification                                 35
18.4.   Infringement                                                                 35
18.5.   Indemnification Procedures                                                   35
18.6.   Subrogation                                                                  36
19.     LIABILITY                                                                    36
20.     DISPUTE RESOLUTION                                                           37
20.1.   Informal Dispute Resolution                                                  37
20.2.   Litigation                                                                   37
20.3.   Continued Performance                                                        38
20.4.   Governing Law and Language                                                   38
21.     TERMINATION                                                                  38
21.1.   Breach of Terms                                                              38
21.2.   Vendor Bankruptcy                                                            39
21.3.   Changes in Vendor Ownership                                                  39
21.4.   Termination for Convenience                                                  40
21.5.   Extension of Termination Effective Date                                      40
21.6.   Termination/Expiration Assistance                                            40
21.7.   Survival                                                                     40
21.8.   Equitable Remedies                                                           41
22.     GENERAL                                                                      41
22.1.   Force Majeure                                                                41
22.2.   Agreement Precedence                                                         42
22.3.   Entire Agreement; Amendment                                                  42
22.4.   Compliance with Laws and Regulations                                         42
22.5.   Environmental Compliance)                                                    42
22.6.   Customs Law Compliance                                                       43
22.7.   Notices                                                                      43
22.8.   Notice of Labor Union Contract Expiration Date or Notice of Labor Disputes   44
22.9.   Counterparts                                                                 44
22.10.  Headings                                                                     44
22.11.  Relationship of Parties                                                      44
22.12.  Severability                                                                 44
22.13.  Waiver of Default; Cumulative Remedies                                       44
22.14.  Survival                                                                     44
22.15.  Media Releases                                                               45
22.16.  Service Marks                                                                45
22.17.  Third Party Beneficiaries                                                    45
22.18.  Third Party Services                                                         45
22.19.  Nonsolicitation                                                              45
22.20.  Covenant Against Pledging                                                    45
22.21.  Covenant of Good Faith                                                       46

                                       iii

23.     SUPPLEMENTAL TERMS                                                           46
23.1.   Third-Party Relationships                                                    46
23.2.   Overtime, Travel, and Motor Vehicle Operation                                46
23.3.   Chemical Safety Training                                                     47
23.4.   Security Training                                                            47
23.5.   Background Checks                                                            47
23.6.   Reference Checks and Competitor Ties                                         49
23.7.   Competitor Relations                                                         49
23.8.   Controlled Substances                                                        49
23.9.   Confirmation of Background Checks and Checks for Controlled Substances       50
23.10.  Security Inspections                                                         51
23.11.  Work Limitation                                                              51
23.12.  Quality                                                                      51
23.13.  Bloodborne Pathogen Training                                                 51
23.14.  Credible Threats                                                             51
23.15.  P&G Site and Safety Rules                                                    51

                     TABLE OF STATEMENT OF WORK ATTACHMENTS

ATTACHMENT              DESCRIPTION
----------  ------------------------------------
A           P&G Sites
B-1         Procurement, CWDC and Disposal
B-2         Packaged Software Help Desk Services
B-3         Deskside and Server Support Services
C           Transition
D           Termination and Decommissioning
E           Service Levels
F           Special Projects
G           Charges
H           Overall Management
I           Quality Processes

             WORKSTATION PROCUREMENT AND SUPPORT SERVICES AGREEMENT

                                 BY AND BETWEEN

                          THE PROCTER & GAMBLE COMPANY

                                       AND

                           POMEROY COMPUTER RESOURCES

     This Workstation Procurement and Support Services Agreement (the "Agreement"), effective as of April 1, 1999 (the "Effective Date"), is entered into by and between THE PROCTER & GAMBLE COMPANY, an Ohio corporation with offices at One Procter & Gamble Plaza, Cincinnati, Ohio 45202, on behalf of itself and its affiliates worldwide ("P&G"), and Pomeroy Computer Resources, a Delaware Corporation with its principal place of business located at 1020 Petersburg Road, Hebron, Kentucky, 41048 ("Vendor"). As used in this Agreement, "Party" means either P&G or Vendor, as appropriate, and "Parties" means P&G and Vendor. The Parties agree that the following terms and conditions shall apply to the Products and Services to be provided by Vendor under this Agreement.

1.   BACKGROUND AND OBJECTIVES

     1.1. BACKGROUND

          This Agreement is being made and entered into with reference to the following:

          (a) P&G desires that certain procurement and end-user support services, activities and responsibilities currently performed by or for P&G be performed and managed by an experienced, capable and best-in-class vendor skilled in the performance and management of such functions.

          (b) Vendor is a large and well-known provider of technology services. Vendor warrants that it has the skills, qualifications, and experience necessary to perform and manage such services in an efficient, cost-effective and controlled manner, with a high degree of quality and responsiveness, and that it has performed similar services for other customers. Vendor, and any of its subcontractors performing Services (as defined below) under this Agreement, warrants that it will constantly strive to improve the efficiency, quality and effectiveness of the Services to be provided to P&G under this Agreement.

          (c) In reliance on these statements and representations, its own independent analysis, and after examination and evaluation of Vendor's and competitive proposals to P&G, P&G has selected Vendor as its Vendor of choice to provide the Services described herein during the term of this Agreement. This Agreement documents the terms and conditions under which P&G agrees to purchase, and Vendor agrees to provide, such Products and Services.

          1.2. OBJECTIVES

          P&G and Vendor have agreed upon the following specific goals and objectives for this Agreement:

          (a) P&G will obtain, and Vendor will provide, for the charges specified in this Agreement, the Services described herein, as such Services evolve during the term of this Agreement and are enhanced and supplemented as provided herein;

          (b) P&G will realize significant cost savings during the term of this Agreement, including cost savings from advances in state-of-the-art technology, economies of scale and other efficiencies arising from the use of Vendor as a service provider;

          (c)  Vendor's  provision  of the  Services  will result in  continuing
               improvements   in  the  accuracy,   quality,   completeness   and
               responsiveness of back office services;

          (d) Creating a contractual relationship that is flexible and highly responsive to the procurement and end-user support demands of P&G's business;

          (e) Ensuring that Vendor is P&G's single point-of-contact regarding the Services provided by Vendor under this Agreement;

          (f) Providing a structure that enables P&G to better manage its procurement and end-user support services costs for the Services under this Agreement; and

          (g) Prior to the expiration or termination for any reason of this Agreement, or during the transition of P&G from this Agreement, Vendor will provide best efforts in providing assistance to P&G assuming, or transferring to another entity, full responsibility for all of the Services then being provided by Vendor. It is the intention of the Parties that any such transition of responsibilities be planned and implemented in a manner that will avoid disruptions in P&G's business operations.

     1.3. CONSTRUCTION

          The provisions of this Article 1 are intended to be a general introduction to this Agreement and are not intended to expand the scope of the Parties obligations under this Agreement or to alter the plain meaning of the terms and conditions of this Agreement. However, to the extent the terms and conditions of this Agreement do not address a particular circumstance or are otherwise unclear or ambiguous, such terms and conditions are to be interpreted and construed so far as to give effect to the goals and objectives set forth in this Section.

2.   DEFINITIONS

     2.1. CERTAIN DEFINITIONS

          As used in this Agreement:

          (a) "Applications Software" or "Applications" shall mean those programs and programming, including the supporting documentation and media, that provides business functionality to P&G end users. As of the Effective Date, the Applications includes the packaged and other software identified in Exhibit 1 to Attachment B-2 to the Statement of Work. P&G may revise the identified Applications from time-to-time with notice to Vendor.

          (b)  "Change  Control  Procedure"  shall  have  the  meaning  given in
               Section 8.2(c).

          (c)  "Confidential  Information"  shall  have  the  meaning  given  in
               Section 14.2(e).

          (d) "CPU" shall have the meaning: a separate unit which runs an operating system and includes a processor chip and memory. Printers, detached monitors, and detached peripherals are not CPU's.

          (e) "CWDC" shall refer to the Vendor provided Cincinnati Workstation Distribution Center located at 1050 Elijah Creek Road, Hebron, KY 41048. Vendor may change the location of the CWDC at its cost and expense with P&G's prior approval. P&G shall not incur any additional or incremental charges as a result of Vendor's relocation of the CWDC.

          (f)  "Effective   Date"   shall   mean  the  date  set  forth  in  the
               introductory paragraph of this Agreement.

          (g) "Equipment" shall mean the computer equipment owned or leased by P&G that Vendor shall provide the Services for under this Agreement, including all such equipment existing immediately prior to the Effective Date and all such equipment procured or leased (either directly by P&G or through Vendor) following the Effective Date. As of the Effective Date, the Equipment includes servers, workstations, laptops, printers and associated attachments, features, accessories, peripheral devices, and other equipment.

          (h)  "Including"   and  its   derivatives   (such  as  "include"   and
               "includes") shall mean including without limitation. This term is as defined, whether or not capitalized in this Agreement.

          (i) "Key Vendor Personnel" shall have the meaning given in Section 6.1(a).

          (j) "Losses" shall mean all losses, liabilities, damages and claims, and all related costs and expenses (including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties).

          (k) "Out-of-Pocket Expenses" shall mean reasonable and actual out-of-pocket expenses incurred by Vendor for equipment, materials, supplies, or other Services provided to P&G under this Agreement, but not including Vendor's overhead costs (or allocations thereof), administrative expenses or other mark-ups.

          (l) "P&G" shall have the meaning given in the introductory paragraph of this Agreement.

          (m) "P&G Contract Executive" shall have the meaning given in Section 9.1(a).

          (n) "P&G Sites" shall refer to the list of P&G sites identified in Attachment A of the Statement of Work. P&G may revise such list of P&G Sites upon notice to Vendor.

          (o) "P&G Data" shall mean all information, whether or not Confidential Information, entered in Software or Equipment by or on behalf of P&G and information derived from such information, including information as stored in or processed through the Equipment or Software.

          (p) "Party" and "Parties" shall have the meanings given in the introductory paragraph of this Agreement.

          (q) "Pass-Through Expenses" shall mean the Vendor expenses listed in Attachment G to the Statement of Work which P&G has agreed to pay directly or reimburse Vendor for on an Out-of-Pocket Expenses basis.

          (r) "Performance Standards" shall mean, individually and collectively, the quantitative and qualitative performance standards and commitments for the Services contained in this Agreement, including Service Levels.

          (s) "Procedures Manual" shall mean the standards and procedures manual described in Section 8.1(a).

          (t) "Product" means any Equipment, Software or other workplace technology expense and consumable items ordered and delivered to P&G by Vendor pursuant to this Agreement.

          (u)  "Order" shall have the meaning given in Section 5.1(a).

          (v)  "Services" shall have the meaning given in Section 4.1(a).

          (w)  "Service Levels" shall have the meaning given in Section 7.1.

          x) "Software" shall mean Applications Software and Systems Software unless a more specific reference is required.

          (y) "Statement of Work" shall refer to the Statement of Work attached to this Agreement, including the attachments thereto.

          (z) "Systems Software" shall mean those programs and programming (including the supporting documentation, media, on-line help facilities and tutorials) that perform tasks basic to the functioning of the Equipment and which are required to operate the Applications Software.

          (aa) "Term" shall have the meaning specified in Section 3.1

          (bb) "Transition" shall have the meaning given in Section 4.2(a).

          (cc) "Transition Plan" shall have the meaning given in Section 4.2(b).

          (dd) "Transition Start Date" shall be the date when this Agreement has been executed by both Parties.

          (ee) "Vendor" shall have the meaning given in the introductory paragraph of this Agreement.

          (ff) "Vendor  Project  Executive"  shall  have  the  meaning  given in
               Section 6.1(c).

          (gg) "Virus" shall mean: (i) program code, programming instruction or set of instructions intentionally constructed with the ability to damage, interfere with or otherwise adversely affect computer programs, data files or operations; or (ii) other code typically designated to be a virus.

          (hh) "Year 2000 Compliant" means the ability of a Product or Vendor facility or systems to (i) correctly process, provide, interpret, manipulate and receive date data within and between the twentieth and twenty-first centuries, without causing logical or
               mathematical   inconsistencies,   processing   errors,   loss  of
               functionality or performance, or other failures, and (ii) interoperate with other technical systems (including but not limited to hardware and software) having the characteristics described in (i) and with date data of the twentieth and twenty-first centuries. With respect to any data that is generated or provided in conjunction with this Agreement, such data shall contain such information or be so formatted as to permit equipment or software with the characteristics described in (i) of the foregoing sentence to correctly process, provide, interpret, manipulate and receive such data within and between the twentieth and twenty-first centuries, without causing logical or mathematical inconsistencies, processing errors, loss of functionality or performance, or other failures with respect to such equipment or software.

     2.2. OTHER TERMS

          Other terms used in this Agreement are defined in the context in which they are used and shall have the meanings there indicated.

3.   TERM

     3.1. TERM

          Unless terminated earlier or extended in accordance with the provisions of this Agreement, the term of this Agreement will commence on the Effective Date and will expire on the third (3rd) anniversary of the Effective Date (the "Term").

     3.2. EXTENSION

          Upon giving written notice to Vendor ninety (90) days prior to the then-existing expiration date of this Agreement, P&G shall have the right to extend the Term of this Agreement for up to one (1) year on the terms and conditions then in effect, excluding those of Attachment G-1, which P&G and Vendor agree to negotiate in good faith. P&G shall have two (2) such extension options of up to one (1) year each.

4.   SERVICES

     4.1. PROVISION OF SERVICES.

          (a) Commencing on the Effective Date, or as otherwise agreed in the Transition Plan, Vendor shall provide the services, functions and responsibilities described in this Agreement and the Statement of Work, as they may evolve during the Term and as they may be supplemented, enhanced, modified or replaced ("Services").

          (b) If any services, functions or responsibilities not specifically described in this Agreement are required for the proper performance and provision of the Services, they shall be deemed to be implied by and included within the scope of the Services to the same extent and in the same manner as if specifically described in this Agreement. Except as otherwise expressly provided in this Agreement, Vendor shall be responsible for providing the facilities, personnel and other resources as necessary to provide the Services.

     4.2. TRANSITION

          (a) Beginning on the Transition Start Date, and ending on the Effective Date, or such other date as agreed upon in the Transition Plan , Vendor shall plan, prepare for and conduct the transition of the Services from P&G and its contractors in accordance with the description of transition activities set forth in Attachment C to the Statement of Work and the Transition Plan (as defined in Section 4.2(b) below) (the "Transition"). Vendor's responsibilities with respect to the Transition include:

               (i)  maintaining  without disruption the normal services provided
                    by  the  services,   functions  and  responsibilities  being
                    transitioned;

               (ii) paying all costs incurred by Vendor with the Transition; and

               (iii)otherwise  performing such transition tasks as are necessary to enable Vendor to provide the Services following the Transition.

          (b) The Transition shall be conducted in accordance with a written plan which shall include: (i) a description of the services, functions and responsibilities being transitioned; (ii) a description of the methods and procedures, personnel and organization Vendor will use to perform the Transition; (iii) a schedule of Transition activities; (iv) a detailed description of the respective roles and responsibilities of P&G, its contractors and Vendor; and (v) such other information and planning as are necessary to ensure that the Transition takes place on schedule and without disruption to P&G operations (the "Transition Plan"). Vendor shall be responsible for revising and finalizing the Transition Plan; provided that: (i) Vendor shall cooperate and work closely with P&G and its contractors in developing the Transition Plan (including incorporating P&G's reasonable comments); and (ii) the Transition Plan shall be subject to written approval by P&G.

          (c) Vendor shall not initiate any stoppage of services, functions or responsibilities being transitioned until Vendor's capabilities to perform such service, function or responsibility is demonstrated to P&G's satisfaction.

          (d) P&G reserves the right to monitor and otherwise participate in the Transition. Vendor shall immediately notify P&G if such monitoring or participation has (or in Vendor's reasonable opinion may) cause a problem or delay in the Transition and work with P&G to prevent or circumvent such problem or delay.

          (e) If the Transition is not completed on or before the Scheduled Transition Completion Date set forth in Section 4.2(a) above (or such other date agreed by the Parties) due to the fault of Vendor, then Vendor shall be responsible for reimbursing P&G for any direct costs incurred by P&G until the transition is complete.

     4.3. ADJUSTMENTS TO SERVICES.

          (a) In accordance with the terms of this Agreement, P&G may increase or reduce its requirements for the Services during the Term.

          (b) P&G has as of the Effective Date and thereafter will have the right to perform itself, or retain third parties to perform, any of the Services. To the extent P&G performs any of the Services itself, or retains third parties to do so, Vendor shall cooperate with P&G or any such third party, which cooperation shall include: (i) providing access to the CWDC and any other facilities being used to provide the Services (as necessary for P&G or a third party to perform); and; (ii) providing such information regarding the Services as a person with reasonable commercial skills and expertise would find reasonably necessary for P&G or a third party to perform its work. Third parties retained by P&G shall, to the extent performing work at Vendor's facilities, comply with Vendor's reasonable work standards, methodologies and procedures. Vendor shall immediately notify P&G if an act or omission of such a third party may cause a problem or delay in providing the Services and shall work with P&G to prevent or circumvent such problem or delay. In the event the scope of Services being performed by Vendor is reduced pursuant to this Section, the charges shall be equitably adjusted to reflect projected cost savings to Vendor resulting from Vendor's ceasing to provide the services no longer required.

          (c) During the Term, Vendor shall provide the Services to such other entities and additional sites as P&G designates from time to time. For purposes of this Agreement, Services provided to these entities shall be considered to be Services provided to P&G.

     4.4. NEW SERVICES

          In the event that P&G requests Vendor to perform functions that are materially different from, and in addition to, the Services, the Parties' obligations with respect to such functions shall be as follows.

          (a) If the performance of the additional functions would be reflected in an increased volume of chargeable resource usage, and the incremental resources and expenses required to perform the additional functions would not be disproportionately greater than the corresponding increase in the volume or composition of such chargeable resource usage from performing such additional functions, then the charge, if any, for such additional functions shall be determined pursuant to Attachment G to the Statement of Work and the other provisions of this Section, and the additional functions shall then be considered "Services" and shall be subject to the provisions of this Agreement.

          (b) If the incremental resources and expenses required to perform the additional functions would be disproportionately greater than the corresponding increase in the volume or composition of chargeable resource usage from performing them, then prior to performing such additional functions:

               (i) Vendor shall quote to P&G a charge for such additional functions, which may be based upon the required proportional increase in applicable resources relative to the charges under this Agreement. Such a quote shall, in any event, take into account the existing and future volume of business between P&G and Vendor.

               (ii) P&G,  upon  receipt  of such  quote,  may then elect to have
                    Vendor perform the additional functions, and the charges under this Agreement shall be adjusted, if appropriate, to reflect such functions. If P&G so elects, such services shall then be deemed "Services" and shall be subject to the provisions of this Agreement.

               (iii)P&G may  elect  to  solicit  and  receive  bids  from  third parties to perform such additional functions. If P&G elects such third party services, Vendor shall cooperate with those third parties.

          (c) The Parties anticipate that the Services will evolve and be supplemented, modified, enhanced or replaced over time to keep pace with technological advancements and improvements in the methods of delivering services, and the Parties acknowledge that these will not be deemed to result in functions materially different from and in addition to the Services.

          (d) If P&G's request for materially different and additional services pursuant to this Section includes a request for Vendor to correspondingly reduce or eliminate Services it is providing, then such services will be considered "Replacement Services." In such event, the Parties shall determine the resources and expenses required to provide the Replacement Services, including implementation and on-going support, and the reduction in resources and expenses related to the Services being replaced. The net increase or decrease in resources and expenses will be the basis on which Vendor shall quote a price to P&G for Replacement Services.

     4.5. FULFILLING SERVICE REQUIREMENTS

          Should Vendor fail (due to causes within Vendor's control) to meet the Service Levels or other mutually agreed upon schedule, Vendor shall take all reasonable steps, including but not limited to, working extra hours, shifts, or days to fulfill Vendor's obligations hereunder. All costs for such effort will be at Vendor's expense. With respect to Vendor's procurement obligations hereunder, Vendor may use alternate shipping methods to expedite delivery to P&G to meet schedules to which both Parties agree. In such cases, Vendor must receive P&G's approval prior to the use of any carrier other than those on P&G's approved carrier list. Additional shipping costs resulting from expedited deliveries or use of alternate carriers will be at Vendor's expense.

5.   PROCUREMENT

     5.1. ORDERS

          (a) All purchases of Products shall be made in writing or other P&G approved electronic means (e.g., by a product order, AMEX order, or other means under a blanket purchase order that may be issued by P&G) (each, an "Order") issued by P&G to Vendor from time to time pursuant to this Section, unless otherwise expressly agreed by the Parties in writing. P&G will not be liable to Vendor for any charges, additional or otherwise, for Products provided by Vendor unless set forth in an Order, or otherwise mutually agreed upon by the Parties in writing.

          (b) Vendor agrees to provide and deliver, and P&G agrees to purchase any Product that is specified by P&G in an Order that is accepted by Vendor.

          (c) Vendor shall be deemed to have accepted an Order on the next business day for non-expedited Orders and within one hour for expedited Orders following receipt of such Order if Vendor has not notified P&G in writing or other P&G electronic means of its rejection of the Order prior to such time.

          (d)  Estimates,  forecasts or blanket purchase orders furnished by P&G
               to  Vendor  shall  not  constitute   Orders  or  commitments  for
               purchases.

          (e) Orders placed under this Agreement may be made by means of mail or fax, or other P&G approved electronic means (e.g., electronic data interchange).

     5.2. TIMING OF DELIVERY.

          (a) Delivery dates for Products shall be firm. Vendor will deliver Products strictly in accordance with the terms and conditions of this Agreement and the Order.

          (b) If Vendor discovers any potential delay that threatens the timely delivery or the full delivery of Products with respect to an Order, Vendor shall immediately notify P&G of such delay. If requested by P&G, Vendor shall provide a written plan for correction of such delay.

          (c) If Vendor fails to make any delivery of a Product within the Service Levels for the Order, P&G shall be entitled to terminate the corresponding Order in accordance with the terms of this Agreement.

     5.3. CANCELLATION AND RESCHEDULING OF ORDERS

          (a1) Except for CPU's P&G can cancel an Order at no cost or liability anytime 3 days prior to the scheduled delivery date set forth in the Order. Should P&G cancel any Order other than for cause during the 3 day period prior to the scheduled delivery date, P&G agrees to pay to Vendor cancellation charges equal to the lesser of (i) Vendor's actual and reasonable costs associated with restocking the Products ordered and (ii) 10 percent (10%) of the Order price.

          (a2) For CPU's, P&G can cancel an order anytime until shipment from manufacturer.

          (b) P&G may change the "ship to" destination of any Order by submitting notice to Vendor in writing at least 48 hours prior to shipment. If such change is requested by P&G with less than 48 hours of notice prior to shipment, Vendor will use all reasonable efforts to implement such change.

          (c) P&G may reschedule any Order at no cost or liability at anytime prior to actual shipment. If the new shipment date is within (10) days of the scheduled shipment date, then Vendor shall arrange and pay for all additional transportation and storage cost for the Order. If the new shipment date is more than 10 days of the scheduled shipment date, then such reasonable additional transportation and storage costs incurred by Vendor, if any, shall be payable by P&G.

     5.4. TERMINATION OF ORDERS.

          In the event that Vendor:

          (a) fails to correct the failure of a Product to comply with a representation, warranty or covenant as set forth in this Agreement;

          (b) fails to meet P&G's quantity requirements and quality as it refers to acceptance testing requirements set forth in an Order;

          (c)  fails to achieve acceptance with respect to a Product; or

          (d) fails to make delivery in a timely fashion as set forth in this Agreement;

          then P&G may, by giving written notice to Vendor, terminate the corresponding Order and any other affected Orders, in whole or in part, for cause as of a date specified in the notice of termination. In such event, P&G may return any associated Products to Vendor, in which case Vendor shall promptly refund to P&G all charges paid by P&G to Vendor for such Products, and P&G shall have no further payment obligations to Vendor with respect to such Products.

     5.5. QUANTITY

          P&G has no minimum purchase obligations under this Agreement.

     5.6. ACCEPTANCE

          Acceptance of CPU's that P&G has ordered from Vendor shall occur upon delivery into the CWDC facility. Acceptance of CPU's drop shipped to non-Greater Cincinnati Area sites shall occur upon delivery to the location's receiving area and P&G has signed a receipt that CPUs have been delivered properly. Acceptance of all other Products that P&G has ordered from Vendor shall occur upon Vendor's delivery into the interior of the P&G destination facility, and P&G has signed a receipt that the applicable Products have been properly delivered.

     5.7. INCORRECT DELIVERY

          (a) Early deliveries of Products may be refused due to space or security considerations and returned or stored at Vendor's expense and risk of loss.

          (b) P&G assumes no liability for Products produced, processed, rendered or shipped in excess of the amounts specified in any Order submitted pursuant to this Agreement.

     5.8. ORDER TRACKING

          Vendor shall be responsible for tracking the delivery of all Products from receipt of the corresponding Order until delivery of such Products to the P&G-designated place of delivery. Vendor will provide P&G with current, real-time status reports and information on Orders and such other information and reports as reasonably requested by P&G regarding Orders.

     5.9. PACKING

          All Products delivered to P&G pursuant to this Agreement shall be preserved, packaged and packed by Vendor to ensure safe delivery to their destinations without damages due to shipment.

     5.10. LABELING

          (a) Vendor will label each component of any Product, each container and each set of packing documentation with bar-coded part and serial numbers, asset identification information, and such other information as directed by P&G.

          (b) At P&G's option, Vendor will mark each shipping carton with (i) a brief description of the contents and quantities of the Products shipped within such shipping carton, and (ii) the address of the delivery destination specified on the applicable Order.

     5.11. TESTING

          In accordance with the Procedures Manual, Vendor will test Products shipped and installed to ensure that such Products meet the applicable warranties and specifications.

     5.12. SHIPPING

          (a) Vendor will ship all Products to the delivery destination specified by P&G in the corresponding Order. Vendor will (i) ship all deliveries complete, and (ii) not ship any substitute item in place of a Product specified in an Order, unless otherwise agreed by P&G in writing.

          (b)  Unless otherwise instructed by P&G, Vendor will:

               (i) Verify that all subordinate documents bear the correct delivery or tracking number;

               (ii) Enclose a packing  memorandum  with each  shipment and, when more than one package is shipped, identify the one which contains the memorandum;

               (iii)Render  invoices in duplicate  or as otherwise  specified by
                    P&G, showing the correct delivery or tracking number and such other information as requested by P&G;

               (iv) Render separate invoices for each shipment, whether or not a complete delivery;

               (v) Verify that bills of lading match corresponding shipping invoices; and

               (vi) Forward applicable bills of lading and shipping notices with items shipped.

          (c) All shipments will be F.O.B. to the interior of the P&G destination facility, unless otherwise agreed in writing by P&G. P&G will reimburse Vendor for Vendor's actual, reasonable out-of-pocket freight and insurance costs on an Out-of-Pocket Expense basis for Products shipped from the manufacturer to the CWDC, if separately charged by the manufacturer, or the manufacturer to P&G if dropped shipped to a P&G Site; provided, however that Vendor substantiates such costs by providing P&G with freight bills or other written documentation that adequately verifies such charges. There shall be no separate shipping or insurance charges associated with Vendor's delivery of Products from the CWDC to P&G except as defined in Exhibit G-1 of Attachment G.

     5.13. TITLE AND RISK OF LOSS

          Except for CPU's, risk of loss and title to any item shipped to Greater Cincinnati Area P&G sites will pass to P&G upon delivery into the interior of the P&G destination facility of other sites specified by P&G. For P&G locations outside of the Greater Cincinnati Area, risk of loss and title will pass upon delivery to the P&G receiving area. For CPUs, title will pass to P&G upon delivery into the interior of the CWDC facility or, if drop shipped, risk of loss and title will pass upon delivery to the receiving area of a non-Cincinnati area site. Vendor shall obtain no title or other rights in any Equipment or Software ordered by P&G directly with the manufacturer for delivery to the CWDC. Vendor shall maintain proper controls for protecting and segregating P&G's inventory placed at the CWDC and shall permit P&G to audit Vendor's controls.

     5.14. QUANTITY AND QUALITY REQUIREMENTS

          Without limiting any other rights or remedies P&G may have under this Agreement, should Vendor be unable to meet P&G's quantity and quality requirements under this Agreement, P&G may, reduce the allocation by the amount of Vendor's inability to ship, or cancel this Agreement or any Order without any obligation to Vendor.

6.   VENDOR PERSONNEL

     6.1. KEY PERSONNEL

          (a) "Key Vendor Personnel" shall be the personnel filling the positions of Vendor Project Executive and such other Vendor personnel designated by P&G in accordance with Attachment H to the Statement of Work.

          (b) P&G may from time to time change the positions designated as Key Vendor Personnel under this Agreement.

          (c) Vendor shall designate an individual to serve as "Vendor Project Executive" for P&G. The assigned Vendor Project Executive shall be subject to P&G reasonable approval. The Vendor Project Executive shall (i) serve as the single point of accountability for the Services and (ii) have day-to-day authority for ensuring customer satisfaction.

          (d) The Vendor shall cause each of the Key Vendor Personnel to devote substantially full time and effort to the provision of the Services under this Agreement.

     6.2. QUALIFICATIONS AND RETENTION OF VENDOR PERSONNEL

          (a)  Before   assigning  an  individual  to  a  Key  Vendor  Personnel
               position, whether as an initial assignment or a subsequent assignment, Vendor shall notify P&G of the proposed assignment, shall introduce the individual to appropriate P&G representatives (and, upon request, provide such representatives with the opportunity to interview the individual) and shall provide P&G with a resume and other information about the individual reasonably requested by P&G. If P&G in good faith objects to the proposed assignment, the Parties shall attempt to resolve P&G's concerns on a mutually agreeable basis. If the Parties have not been able to resolve P&G's concerns within five (5) working days, Vendor shall not assign the individual to that position and shall propose to P&G the assignment of another individual of suitable ability and qualifications. Personnel filling Key Vendor Personnel positions may not be transferred or re-assigned until a suitable replacement has been approved by P&G.

          (b) The personnel Vendor assigns to perform the Services shall be properly educated, trained and qualified for the Services they are to perform. Vendor will not charge P&G for the time the replacement employee takes to learn how to perform the responsibilities assigned to him or her.

          (c) P&G and Vendor both agree that it is in their best interests to keep the turnover rate of the Vendor personnel performing the Services to a reasonably low level. Accordingly, if P&G determines that Vendor's turnover rate is excessive and so notifies Vendor, Vendor shall provide data concerning its turnover rate and shall meet with P&G to discuss the reasons for the turnover rate. If appropriate, Vendor shall submit to P&G its proposals for reducing the turnover rate, and the Parties shall mutually agree on a program to bring the turnover rate down to an acceptable level. In any event, notwithstanding transfer or turnover of personnel, Vendor remains obligated to perform the Services without degradation and in accordance with this Agreement.

7.   PERFORMANCE STANDARDS

     7.1. QUALITY

          Quantitative performance standards for certain of the Services ("Service Levels") are set forth in Attachment E to the Statement of Work. At all times Vendor's level of performance shall be at least equal to specific Service Levels and consistent with acceptable best industry standards.

     7.2. FAILURE TO PERFORM

          (a) Vendor recognizes that its failure to meet the Service Levels may have a material adverse impact on the business and operations of P&G and that the damage from Vendor's failure to meet a Service Level is not susceptible of precise determination. Accordingly, in the event that Vendor fails to meet Service Levels for reasons other than the wrongful actions of P&G or circumstances that constitute force majeure under this Agreement, then in addition to any non-monetary remedies available to P&G under this Agreement, at law, or in equity, P&G may elect in lieu of pursuing other monetary remedies to recover as its sole and exclusive monetary remedy for such failure to meet Service Levels the Service Level Credits specified in Attachment E to the Statement of Work as liquidated damages.

          (b) If Vendor fails to meet any Service Level, Vendor shall (i) proactively manage, investigate and report daily on the root causes of the problem; (ii) in order to correct the problem and begin meeting the Service Levels, create a written corrective action plan and submit same to P&G for input and approval; (iii) implement the action plan, involving all concerned parties, and manage and monitor the corrective action plan until Service Levels are restored; (iv) treat Service level issues as emergency situations to be resolved as quickly as possible; (v) advise P&G, as to the extent requested by P&G, of the progress achieved in restoring Service Levels; and (vi) take appropriate preventive measures so that Service Level problems do not recur.

     7.3. PERIODIC REVIEWS

          For each calendar quarter during the first year of the Term of this Agreement and at least annually thereafter, P&G and Vendor shall review the Service Levels and shall make adjustments to them as appropriate to reflect improved performance capabilities associated with advances in the technology and methods used to perform the Services. The Parties expect and understand that the Service Levels will be improved over time.

     7.4. MEASUREMENT AND MONITORING TOOLS

          Vendor shall utilize the necessary measurement and monitoring tools and procedures required to measure and report Vendor's performance of the Services against the applicable Service Levels. Such measurement and monitoring shall permit reporting at a level of detail sufficient to verify compliance with the Service Levels, and shall be subject to audit by P&G. Vendor shall provide P&G with information and access to such tools and procedures upon request, for purposes of verification.

     7.5. QUALITY ASSURANCE

          The  Vendor  shall  provide  and   implement  the  quality   assurance
          procedures that are reasonably necessary for the Services to be performed in accordance with the Service Levels. Such procedures shall include checkpoint reviews, testing, acceptance, and other procedures for P&G to assure the quality of Vendor's performance, and shall be included in the Procedures Manual.

8.   PROJECT AND CONTRACT MANAGEMENT

     8.1. PROCEDURES MANUAL

          (a) The "Procedures Manual" shall describe how Vendor shall perform the Services under this Agreement, the equipment and software being used, and the documentation (e.g., operations manuals, user guides, specifications, etc.) which provide further details of such activities. The Procedures Manual shall describe the activities Vendor proposes to undertake in order to provide the Services, including where appropriate, those direction, supervision, monitoring, staffing, reporting, planning and oversight activities normally undertaken at facilities that provide services of the type Vendor shall provide under this Agreement, and further including quality assurance procedures approved by P&G. The Procedures Manual shall be suitable for use by P&G to understand the Services. The Procedures Manual will also document all processes and procedures included in Attachment I to the Statement of Work.

          (b) Within thirty (30) days of the Effective Date, the Vendor shall deliver a draft Procedures Manual to P&G, for its comments and review. Vendor shall incorporate reasonable comments or suggestions of P&G and shall finalize the Procedures Manual within sixty (60) days of the Effective Date. The final Procedures Manual shall be subject to the approval of P&G. Vendor shall periodically update the Procedures Manual to reflect changes in the operations or procedures described therein. Updates of the Procedures Manual shall be provided to P&G for review, comment, and approval. Vendor shall perform the Services in accordance with the Procedures Manual. In the event of a conflict between the provisions of this Agreement and the Procedures Manual, the provisions of this Agreement shall control.

     8.2. CHANGE CONTROL

          (a) Prior to using any software or equipment to provide the Services, Vendor shall have verified that the item has been properly installed, is operating in accordance with its specifications, and is performing its intended functions in a reliable manner

          (b) Vendor shall make no change which adversely affects the function or performance of the Services, including implementing changes in technology, without first obtaining P&G's approval, which approval P&G may withhold in its sole discretion. Vendor may make temporary changes required by an emergency if it has been unable to contact an appropriate P&G manager to obtain such approval after making reasonable efforts. Vendor shall document and promptly report such emergency changes to P&G.

          (c) As part of the Procedures Manual, Vendor shall prepare and provide to P&G a "Change Control Procedure" detailing how Vendor will comply with such requirements and otherwise control changes to the Services. The Change Control Procedure shall be provided to P&G for review and comment and the reasonable comments or suggestions of P&G shall be incorporated into the Change Control Procedure. Vendor shall perform the Services in accordance with the Change Control Procedure.

     8.3. REPORTS AND MEETINGS

          (a) Promptly after commencement of services, P&G will identify an appropriate set of periodic reports to be issued by Vendor to P&G. Such reports shall be issued at the frequency determined by P&G. Within fifteen (15) days of such notification, Vendor shall provide P&G with suggested formats for such reports, for P&G's review and approval. In any event, Vendor shall provide to P&G, commencing on the month after the Effective Date, a monthly performance report delivered to P&G within fifteen (15) days after the end of each month, in a form mutually established by the Parties, describing Vendor's performance of the Services in the preceding month. At a minimum, the monthly performance reports will address the following:

               (i) separately address Vendor's performance in each area of the Services;

               (ii) for each area of the  Services,  assess  the degree to which
                    Vendor has attained or failed to attain the pertinent objectives in that area, including measurements with respect to the Service Levels;

               (iii)explain  deviations  from the  Service  Levels and include a plan for corrective action where appropriate;

               (iv) describe the status of  applications  development  projects, problem resolution efforts, and other initiatives;

               (v) set forth a record of all material personnel changes that pertain to the Services and describe planned changes during the upcoming month that may affect the Services;

               (vi) set forth the  utilization  of  resources  for the month and report on utilization trends and statistics; and

               (vii)include such  documentation and other information as P&G may reasonably request to verify compliance with this Agreement.

          (b) Within thirty (30) days after commencement of services, the Parties shall determine an appropriate set of meetings to be held between representatives of P&G and Vendor. Vendor shall prepare and circulate an agenda sufficiently in advance to give participants an opportunity to prepare for the meeting, and shall incorporate into such agenda items that P&G desires to discuss. At P&G's request, Vendor shall prepare and circulate minutes promptly after a meeting. As of the Effective Date, such meetings shall include (i) a monthly meeting among operational personnel representing P&G and Vendor to discuss performance and planned or anticipated activities and changes that might adversely affect performance, and (ii) an annual senior management meeting by all of the Parties to review relevant contract and performance issues.

     8.4. SUBCONTRACTING

          (a) Vendor shall directly provide all Products and Services covered by this Agreement. Vendor shall obtain written authorization from P&G prior to assigning or subcontracting any work or services covered by this Agreement or any of P&G's Orders referencing this Agreement.

          (b) P&G shall have the right during the Term to revoke its prior approval of any subcontractor and direct the Vendor to replace such subcontractor, if the subcontractor's performance is deficient, good faith doubts exist concerning the subcontractor's ability to render future performance because of changes in the subcontractor's ownership, management, financial condition, or otherwise, or there have been material misrepresentations by or concerning the subcontractor. The Vendor shall remain responsible for obligations performed by subcontractors to the same extent as if such obligations were performed by Vendor employees. Vendor shall be P&G's sole point of contact regarding the Services, including with respect to payment. Without limiting the generality of the foregoing, Vendor shall obligate all its subcontractors to meet all applicable terms and conditions herein, including the audit rights, proprietary and intellectual property rights, confidentiality obligations, and supplemental terms set forth herein.

9.   P&G RESPONSIBILITIES

     9.1. RESPONSIBILITIES

          In addition to P&G's responsibilities as expressly set forth elsewhere in this Agreement, P&G shall be responsible for the following:

          (a) P&G shall designate one or more individuals to whom all Vendor communications concerning this Agreement may be addressed (each, a "P&G Contract Executive").

          (b) P&G shall cooperate with Vendor by, among other things, making available, as reasonably requested by Vendor, management decisions, information, approvals and acceptances so that Vendor may accomplish its obligations and responsibilities hereunder. The P&G Contract Executive or his/her designee will be the principal point of contact for obtaining such decisions, information, approvals and acceptances.

     9.2. SAVING CLAUSE

          P&G's failure to perform any of its responsibilities set forth in this Agreement (other than P&G's obligations to pay undisputed amounts) shall not constitute a material breach of the Agreement or otherwise be deemed to be grounds for termination by Vendor; provided, however, that Vendor's nonperformance of its obligations under this Agreement shall be excused if and to the extent (i) such Vendor nonperformance results from P&G's failure to perform its responsibilities, and (ii) Vendor provides P&G with reasonable notice of such nonperformance and uses commercially reasonable efforts to perform notwithstanding P&G's failure to perform.

10.  EQUIPMENT, SOFTWARE AND FACILITIES

     10.1. P&G EQUIPMENT

          As of the Transition Start Date, P&G grants to Vendor, for the sole purpose of performing the Services, the right of access to the Equipment. Vendor shall not sell, dispose of, lease, encumber, or in any other manner interfere with P&G's ownership or other interest in such Equipment. Notwithstanding anything to the contrary herein, the foregoing grant to access to the Equipment is a limited right as provided above and shall not be considered a transfer of any ownership interest therein. Vendor shall be responsible for such Equipment when in Vendor's possession or control to the same extent as if Vendor were the owner of such Equipment, including maintaining insurance and risk of loss over such Equipment.

     10.2. SOFTWARE

          Subject to the Parties having obtained any required consents, as of the Transition Start Date P&G grants to Vendor for the sole purpose of performing the Services, the same rights of access to the Software. Vendor shall comply with the duties, including use restrictions and those of nondisclosure, imposed on P&G by the licenses for such Software. Except as otherwise requested or approved by P&G (or the relevant licensor), Vendor shall cease all access to such Software upon expiration or termination of this Agreement.

     10.3. P&G FACILITIES

          (a)  P&G Obligations

               (i) P&G will provide office space only for Vendor's on-site staff as generally identified in the Statement of Work. Vendor will be responsible to provide any other facilities and support it needs to provide the Services. P&G will retain the costs of applicable facilities leases and related leasehold improvements with respect to the P&G facilities.

               (ii) P&G may  relocate  the  office  space from time to time with notice to Vendor.

               (iii)The P&G  facilities  shall be made available to Vendor on an
                    "AS IS, WHERE IS" basis.

          (b)  Vendor Obligations

               (i) Subject to P&G's approval, which may be withheld at P&G's sole discretion, Vendor shall use the P&G facilities for the sole and exclusive purpose of providing the Services. Use of such facilities by Vendor does not constitute a leasehold interest in favor of Vendor or it's subcontractors.

               (ii) Vendor  shall  use  the  P&G   facilities  in  a  reasonably
                    efficient manner. Vendor shall be responsible for any damage to the P&G facilities resulting from the abuse, misuse, neglect or negligence of Vendor, its employees and subcontractors or other failure to comply with its obligations respecting the P&G facilities.

               (iii)Vendor,   its  employees  and  agents  shall  keep  the  P&G
                    facilities in good order, not commit or permit waste or damage to such facilities, not use such facilities for any unlawful purpose or act and comply with P&G's standard policies and procedures, including procedures for the security of the P&G facilities.

               (iv) Vendor shall  permit P&G and its agents and  representatives to enter into those portions of the P&G facilities occupied by Vendor staff at any time to perform facilities-related services.

               (v) Vendor shall not make any improvements or changes involving structural, mechanical or electrical alterations to the P&G facilities without P&G's prior written approval. Any improvements to the P&G facilities will become the property of P&G.

               (vi) When  the  P&G  facilities   are  no  longer   required  for
                    performance of the Services, Vendor shall return such facilities to P&G in substantially the same condition as when Vendor began use of such facilities, subject to reasonable wear and tear.

11.  CHARGES

     11.1 CHARGES

          a. All charges for the Services are set forth in Attachment G of the Statement of Work. P&G shall not be required to pay any amount for the Services in addition to that payable to Vendor under Attachment G of the Statement of Work. Vendor charges will not be subject to any separate cost of living adjustments during the initial 3-year term. The pricing adjustments in (b) and ( c ) below are applicable only to the Deskside and Server Support Services (Statement of Work Attachment B-3).

          b. Pricing for the first one year extension (for a 4th year of the Agreement), which occurs at P&G's option shall be negotiated between P&G and Vendor. Price increase from the Terms in Exhibit G-1 shall not exceed a cap described as follows:

          The current price will be adjusted based on the most recently published 12 month period from the Bureau of Labor Statistics (BLS) table (Employment Cost Index for Private Industry Workers). The
          percentage  to  be  used  will  be  in  the  BLS  table  under  'Total
          Compensation' for the 'Midwest' area. This percentage will be multiplied by 1.5 to calculate the cap.

Example  of  cap  for  per  workstation  pricing  model:
     Current  Workstation  Price           $339.30
     Current  BLS  Percentage                  3.5%
     Adjustment  (3.5%  x  1.5)               5.25%
     NEW  WORKSTATION  PRICE               $357.11


Example  of  cap  for  Per  Outsourced  Person  Pricing  Model:
     Current  Outsourced  Person  Rate     $75,600
     Current  BLS  Percentage                  3.5%
     Adjustment  (3.5%  x  1.5)               5.25%
     NEW  OUTSOURCED  PERSON  RATE         $79,569


          c. Pricing for the second one year extension ( for a 5th year of the Agreement), which occurs at P&G's option shall be negotiated between P&G and Vendor. Price increase from the Terms for the first one year extension shall not exceed a cap described as follows:

          Both pricing models will be calculated as shown for the first one year extension except that the 1.5 multiplication factor shall not be applied.

     11.2. PASS-THROUGH EXPENSES

          (a) Pass-Through Expenses are charges to be paid directly by P&G or through Vendor on an Out-of-Pocket Expenses basis. All Pass-Through Expenses are listed in Attachment G to the Statement of Work. If the Parties agree that a particular Pass-Through Expense is to be paid by P&G directly, Vendor shall promptly provide P&G with the original third-party invoice for such expense together with a statement that Vendor has reviewed the invoiced charges and made a determination of which charges are proper and valid and should be paid by P&G. Otherwise, Vendor shall act as payment agent for P&G and shall pay third-party charges comprising the Pass-Through Expense. Prior to making any such payment, however, Vendor shall review the invoice charges to determine whether such charges are proper and valid and should be paid and shall provide P&G with a reasonable opportunity to review the invoice to confirm Vendor's determination. Following such review by Vendor and P&G, Vendor shall pay the amounts due and shall invoice P&G for such charges.

          (b) Vendor shall use commercially reasonable efforts to minimize the amount of Pass-Through Expenses. With respect to services or materials paid for on a Pass-Through Expenses basis, P&G reserves the right to: (i) obtain such services or materials directly from a third party; (ii) designate the third party source for such services or materials; (iii) designate the particular services or materials (e.g, equipment make and model) Vendor shall obtain, provided that if Vendor demonstrates to P&G that such designation will have an adverse impact on Vendor's ability to meet the Service Levels, such designation shall be subject to Vendor's approval; (iv) require Vendor to identify and consider multiple sources for such services or materials or to conduct a
               competitive   procurement;   and  (v)  review  and   approve  the
               Pass-Through Expense for such services or materials before entering into a contract for such services or materials.

     11.3. INCIDENTAL EXPENSES

          Vendor acknowledges that, except as expressly provided otherwise in the Agreement, expenses that Vendor expects to incur in performing the Services (such as, but not limited to, travel and lodging, document reproduction and shipping, and long-distance telephone) are included in Vendor's charges and rates set forth in this Agreement. Accordingly, such Vendor expenses are not separately reimbursable by P&G unless, on a case-by-case basis for unusual expenses, P&G has agreed in advance and in writing to reimburse Vendor for the expense.

     11.4. MEET OR RELEASE

          If at any time during the period of this Agreement P&G can purchase Products or Services of like quality at a price which will result in a total delivered cost to P&G that is lower than the total delivered cost of the Products or Services purchased hereunder, P&G may notify Vendor of such total delivered cost and Vendor shall have an opportunity of pricing Products and Services hereunder on such a basis as to result in the same or lower total delivered cost to P&G. If Vendor fails to do so or cannot legally do so, P&G may purchase from the supplier of the lower total cost products and services, and any purchases so made shall be held to apply to this Agreement, and the obligation of P&G and Vendor shall be reduced accordingly.

     11.5. FAVORED NATIONS

          (a) If, during the Term of this Agreement, Vendor provides products or services substantially the same as those listed herein at prices lower than the prices then effective under this Agreement, said lower price(s) shall apply to all Products or Services thereafter provided under this Agreement during the period of sale at such lower price(s) to others, provided Vendor can legally extend such lower price(s) to P&G.



          (b) Within thirty (30) days after the beginning of each Contract Year, Vendor's Chief Financial Officer shall certify in writing to P&G that Vendor is in compliance with this section, and shall provide the information reasonably requested by P&G to verify such compliance.

     11.6. TECHNOLOGY CHANGES AND TECHNOLOGY BREAKTHROUGH

          (a) Should P&G, by reason of technology change or changes in business requirements, no longer need the Products or Services purchased under this Agreement, P&G shall have the right to discontinue payment of the fees under this Agreement, provided P&G has given Vendor not less than thirty (30) days notice, and provided further that use of the Product or Services by P&G is discontinued. In the event advance payment has been made for such Products or Services during a period for which use is discontinued, P&G shall be entitled to a pro-rata refund from the Vendor for the period for which the products or services are not used.

          (b) In the event that there is a technological breakthrough that provides opportunities for additional savings, the Party identifying such breakthrough will perform a preliminary savings analysis. The Parties will then jointly validate this preliminary analysis and jointly prepare a technology implementation plan. If the plan requires the implementation of new equipment and/or software, other capital, one-time charges, or changes to other resources depending upon the effect on each Party's respective obligations under this Agreement, the following will apply:

               (i) In the case of Vendor responsibilities, Vendor will propose revised charges based upon the effect of the plan on its original cost assumptions. If the implementation plan specifies that Vendor will reduce certain resources (either personnel or otherwise), the revised charges will reflect the Vendor's reduction of these resources; and

               (ii) In the case of P&G's responsibilities,  P&G will pay for its implementation costs as specified in the implementation plan and shall be entitled to the reduced Vendor charges once the changes are implemented.

     11.7 SPENDING WITH HISTORICALLY UNDERUTILIZED BUSINESSES (HUB)

          Vendor will make a good faith effort to utilize HUB business partners to deliver products and related accessories equal to or greater than 15% of P&G's spending with Vendor on such products (excluding services). Vendor may utilize HUB business partners at its discretion, in keeping with the other terms of this Agreement, ensuring Service Level Agreements (SLAs) and customer satisfaction goals are achieved. Vendor shall report all HUB spending on a quarterly basis to P&G by October 10, January 10, April 10, and July 10 on the form supplied by P&G. Upon agreement of the Parties, the spending rate and the basis for HUB spending may be adjusted annually on July 1 by P&G.

          Vendor will investigate opportunities for HUB spending on the services part of this agreement. Vendor will make a good faith effort to utilize such HUB service partners consistent with the objectives as described above.

12.  INVOICING AND PAYMENT

     12.1. INVOICING

          (a) Vendor shall invoice P&G for amounts due under this Agreement on a monthly basis in arrears. The invoice shall show details as to charges as specified by P&G. Vendor shall include the calculations utilized to establish the charges.

          (b) To the extent a credit may be due P&G pursuant to this Agreement, Vendor shall provide P&G with an appropriate credit against amounts then due and owing; if no further payments are due to Vendor, Vendor shall pay such amounts to P&G within ten (10) days.

          (c) Vendor shall render a single consolidated invoice for each month's charges, showing such details as reasonably specified by P&G.

          (d) P&G will continue to charge back Products and Services to user departments and field offices under this Agreement. As such, Vendors are required to provide a mechanism to allow the invoicing of specific P&G cost centers for the Products and Services consumed.

          (e) On all invoices subject to discount for prompt payment, the discount period shall be calculated from the date the invoice is received in P&G's office or the date of delivery of Product or performance of Service ordered herein, whichever is later.

          (f) For Products bought "delivered" or "F.O.B. destination," Vendor shall prepay freight or other transportation charges. For goods bought "F.O.B. point of origin" or "F.O.B. Vendor's Plant," on which the Vendor prepays the freight and invoices P&G, the Vendor shall include the transportation charges on the invoice and attach the freight bill and bill of lading. If the freight bill is not attached, the Vendor must show on the invoice, in addition to the transportation charge, the weight of the shipment, the freight rate charged, the name of the carrier, and attach to the invoice a copy of the bill of lading only. P&G may withhold payment of Vendor's invoice until the date that this condition has been fulfilled and reserves the right to take cash discount from this later date. If P&G requests that Products be shipped 'freight collect' P&G shall be responsible for transportation charges. On shipments originating in the U.S., the "non-recourse" clause on the bill of lading covering the shipment must not be signed, and any overcharges which may accrue will be for Vendor's account.

     12.2. PAYMENT DUE

          (a) Subject to the other provisions of this Article 12, invoices provided for under Section 12.1 and properly submitted to P&G pursuant to this Agreement shall be due and payable by P&G within ten (10) days after receipt thereof, but in no case before P&G accepts the Products and has received an executed copy of this Agreement. Any amount due under this Agreement for which a time for payment is not otherwise specified shall be due and payable within ten (10) days after receipt of a proper invoice for such amount.

          (b) Invoices shall be prepared and sent in accordance with the terms of this Agreement. Invoices that do not follow these instructions are subject to potentially significant delays in payment.

     12.3. TAXES

          P&G is responsible for all sales and use taxes. P&G shall pay all sales and use taxes directly to the State of Ohio, due to its Direct Pay Permit. P&G shall not be responsible for taxes based on Vendor's net income.

     12.4. ACCOUNTABILITY

          Vendor shall maintain complete and accurate records of and supporting documentation for the amounts billable to and payments made by P&G hereunder, in accordance with generally accepted accounting principles applied on a consistent basis, and shall retain such records in accordance with P&G's records retention policy as this policy may be adjusted from time to time. Vendor agrees to provide P&G with documentation and other information with respect to each invoice as may be reasonably requested by P&G to verify accuracy and compliance with the provisions of this Agreement. P&G and its authorized agents and representatives shall have access to such records for purposes of audit during normal business hours during the Term and during the period for which Vendor is required to maintain such records.

     12.5. PRORATION

          Periodic charges under this Agreement are to be computed on a calendar month basis, and shall be prorated for any partial month.

     12.6. REFUNDABLE ITEMS

          (a) Prepaid Amounts. Where P&G has prepaid for a service or function for which Vendor is assuming financial responsibility under this Agreement, Vendor shall refund to P&G, upon either Party identifying the prepayment, that portion of such prepaid expense which is attributable to periods on and after the Effective Date.

          (b) Refunds and Credits. If Vendor should receive a refund, credit or other rebate for goods or services paid for P&G, Vendor shall promptly notify P&G of such refund, credit, or rebate and shall promptly pay the full amount of such refund, credit or rebate, as the case may be to P&G.

     12.7. OFF SET

          With respect to any amount to be paid by P&G hereunder, P&G may off set against such amount any amount that Vendor is obligated to pay P&G hereunder.

     12.8. DISPUTED CHARGES

          Subject to Section 12.2, P&G shall pay undisputed charges when such payments are due under this Article. P&G may withhold payment of particular charges that P&G disputes in good faith.

13.  AUDITS

     13.1. AUDIT RIGHTS

          Vendor shall provide to P&G, its auditors (including internal audit staff), inspectors, regulators and other representatives as P&G may designate in writing, access at all reasonable times to the part of the facility at which Vendor is providing Services, to Vendor personnel providing the Services, and to the data and records relating to the Services, for the purpose of performing audits and inspections, and to examine Vendor's performance of the Services, including (to the extent applicable to the Services performed by Vendor and to the charges therefor) (i) audits of practices and procedures, (ii) audits of general controls and security practices and procedures, (iii) audits of disaster recovery and back-up procedures, (iv) any audit necessary to enable P&G to meet applicable regulatory requirements and, (v) audits of any charges hereunder payable on an Out-of-Pocket basis or at cost with a mark-up. Vendor shall provide to such auditors, inspectors, regulators, and representatives such assistance, as they reasonably require. Vendor shall cooperate fully with P&G or their designees in connection with audit functions and with regard to examinations by regulatory authorities. P&G's auditors and other representatives shall comply with Vendor's reasonable security requirements.

     13.2. AUDIT FOLLOW-UPS

          (a) Following an audit or examination, P&G shall conduct (in the case of an internal audit), or request its external auditors or examiners to conduct, an exit conference with Vendor to obtain factual concurrence with issues identified in the review. Vendor shall make available promptly to P&G the results of any review or audit conducted by Vendor, its parent, Affiliates, or subsidiaries, or their contractors, agents or representatives (including internal and outside auditors), relating to Vendor's operating practices and procedures to the extent relevant to the Services or P&G.

          (b) Vendor and P&G shall meet to review each audit report promptly after the issuance thereof and to mutually agree upon the appropriate manner, if any, in which to respond to the changes suggested by the audit report. P&G and Vendor agree to develop mutually acceptable operating procedures for the sharing of audit and regulatory findings and reports related to Vendor's operating practices and procedures produced by auditors or regulators of either party.

14.  SAFEGUARDING OF DATA; CONFIDENTIALITY

     14.1. SECURITY PRECAUTIONS

          Vendor agrees to take any appropriate security precautions requested by P&G including, but not limited to, prohibiting visitors in the area during performance of the Services. P&G reserves the right to reduce or discontinue its purchases under this Agreement, without further obligation, for repeated violations of security practices that are agreed to between P&G and Vendor

     14.2. CONFIDENTIALITY

          (a) P&G Data shall remain the property of P&G and, upon P&G's request, the termination or expiration of this Agreement for any reason, or, with respect to any particular data, on such earlier date that the same shall be no longer required by Vendor in order to render the Services hereunder, such P&G Data shall be promptly returned to P&G by Vendor in a form acceptable to P&G or, if P&G so elects, shall be destroyed. P&G Data shall not be utilized by Vendor for any purpose other than that of rendering the Services under this Agreement, nor shall P&G Data or any part thereof be sold, assigned, leased, or otherwise disposed of to third parties by Vendor or commercially exploited by or on behalf of Vendor, its employees or agents. Vendor shall not possess or assert any lien or other right against or to P&G Data.

          (b) All technical, experimental, manufacturing and other information disclosed by P&G to Vendor pursuant to this Agreement are considered by P&G as being highly confidential in nature. Vendor agrees to take all reasonable precaution to prevent disclosure to third parties. Vendor shall hold in confidence P&G's interest in specific materials and any technical or business information Vendor may learn, observe or otherwise obtain concerning P&G, or of its subsidiaries, incident to Vendor's performance under the terms of this Agreement.

          (c) Vendor agrees to take all reasonable precautions to establish and maintain safeguards against the destruction, loss, or alteration of P&G Data in the possession of Vendor.

          (d)  Without limiting the generality of Section 14.2(c) above:

               (i) Vendor personnel shall not attempt to access, or allow access to, any data, files or programs within the information systems environment to which they are not entitled under this Agreement. If such access is attained, Vendor shall immediately report such incident to P&G, describe in detail any accessed materials and return to P&G any copied or removed materials.

               (ii) Vendor shall  institute  industry "best  practices"  systems security measures to guard against the unauthorized access, alteration or destruction of Software and P&G Data.

          (e) As used in this Agreement, "Confidential Information" shall mean all information, in any form, furnished or made available directly or indirectly by P&G to Vendor which is marked confidential, restricted, proprietary, or with a similar designation. Confidential Information also shall include, whether or not designated "Confidential Information", (i) all specifications, designs, documents, correspondence, software, documentation, data and other materials and work products produced by either Vendor or its subcontractors in the course of performing the Services, (ii) all information concerning the operations, affairs and businesses of P&G, the financial affairs of P&G, and the relations of P&G with its customers, employees and service providers (including customer lists, customer information, account information and consumer markets), (iii) Software provided to Vendor by or through P&G; and (iv) other information or data stored on magnetic media or otherwise or communicated orally, and obtained, received, transmitted, processed, stored, archived, or maintained by Vendor under this Agreement.

          (f) Vendor shall not (i) make any use or copies of the Confidential Information of P&G except as contemplated by this Agreement, (ii) acquire any right in or assert any lien against the Confidential Information of P&G, (iii) sell, assign, lease, or otherwise dispose of Confidential Information to third parties or commercially exploit such information, or (iv) refuse for any reason (including a default or material breach of this Agreement by P&G) to promptly provide the Confidential Information (including copies thereof) to P&G if requested to do so in the form reasonably requested. Upon expiration or any termination of this Agreement and completion of Vendor's obligations under this Agreement, Vendor shall (except as otherwise provided with respect to Vendor intellectual property, archival files, or elsewhere in this Agreement) return or destroy, as P&G may direct, all documentation in any medium that contains, refers to, or relates to the Confidential Information, and retain no copies. In addition, Vendor shall take reasonable steps to ensure that their employees comply with these confidentiality provisions.

          (g) The obligations of Vendor specified in Section 14.2(f) shall not apply to any particular information which Vendor can demonstrate
               (i) was, at the time of disclosure  to it, in the public  domain;
               (ii) after disclosure to it, is published or otherwise becomes part of the public domain through no fault of Vendor; (iii) was in the possession of Vendor at the time of disclosure to it; (iv) was received after disclosure to it from a third party who had a lawful right to disclose such information to it; or (v) was independently developed by Vendor without reference to
               Confidential Information. In addition, Vendor shall not be considered to have breached its obligations under Section 14.2(f) for disclosing Confidential Information as required to satisfy any legal requirement of a competent government body, provided that, immediately upon receiving any such request and to the extent that it may legally do so, Vendor advises P&G promptly and prior to making such disclosure in order that P&G may interpose an objection to such disclosure, take action to assure confidential handling of the Confidential Information, or take such other action as it deems appropriate to protect the Confidential Information.

          (h) In the event of any disclosure or loss of, or inability to account for, any Confidential Information, Vendor shall notify P&G immediately.

          (i)  Nothing   contained  in  this  Article   shall  be  construed  as
               obligating P&G to disclose its Confidential Information to Vendor, or as granting to or conferring to Vendor, expressly or implicitly, any rights or license to the Confidential Information.

          (j)  Vendor shall not disclose  Confidential  Information  of P&G to a subcontractor or business partners unless and until such subcontractor or business partner has agreed in writing to protect the confidentiality of such Confidential Information in a manner substantially equivalent to that required of Vendor under this Agreement. Vendor shall take reasonable steps to ensure that their subcontractors and business partners comply with these confidentiality provisions.

          (k) These obligations of confidentiality and nonuse shall survive termination or expiration of this Agreement.

15.  INTELLECTUAL PROPERTY

          Vendor agrees, and will instruct its employees and agents, to disclose to P&G all creations, ideas, discoveries, developments and inventions relating to services provided hereunder. All creations, ideas, discoveries, developments and inventions made in performance of this Agreement shall become the property of P&G. Vendor agrees and will obtain an acknowledgment from each of its employees and agents to assign outright the entire right, title and interest both in the
          United States and abroad to such creations, ideas, discoveries, developments and inventions, without payment other than the services fee provided herein. Vendor, its employees and agents will execute any and all documents which P&G determines may be necessary or convenient to fully implement P&G's property rights in such creations, ideas, discoveries, developments and inventions, including but not limited to obtaining patents and copyrights, and to fully cooperate in the prosecution of any such proprietary rights at P&G's expense. Copyright in and to any work of authorship arising from services hereunder shall be vested in P&G in perpetuity as a work-made-for-hire pursuant to United States Copyright Law. Vendor, its employees and agents warrant that no other party has any right, title or interest to or in any creations, ideas, discoveries, developments or inventions which are provided to P&G pursuant to services under this Agreement. Unless otherwise directed by P&G, Vendor, its employees and agents agree that they will return to P&G upon completion of services under this Agreement all creations, ideas, discoveries, developments and inventions in documentary form remaining in their possession pertaining to the work.

16.  REPRESENTATIONS AND WARRANTIES

     16.1. WORK STANDARDS

          Vendor represents and warrants that the Services shall be rendered with promptness and diligence and shall be executed in a workmanlike manner, in accordance with the practices and professional standards used in well-managed operations performing services similar to the Services. Vendor further represents and warrants that (i) it shall use adequate numbers of qualified individuals with suitable training, education, experience, and skill to perform the Services and (ii) it shall perform the Services as necessary to meet or exceed the Service Levels.

     16.2. MAINTENANCE

          Vendor represents and warrants that it shall maintain the Equipment and Software so that they operate in accordance with their specifications, including (i) maintaining Equipment in good operating condition, subject to normal wear and tear, (ii) undertaking repairs and preventive maintenance on Equipment in accordance with the applicable Equipment manufacturer's recommendations, and (iii)
          performing Software maintenance in accordance with the applicable Software vendor's documentation and recommendations.

     16.3. EFFICIENCY AND COST EFFECTIVENESS

          Vendor represents and warrants that it shall use its best efforts to use efficiently the resources or services necessary to provide the Services. Vendor represents and warrants that it shall use its best efforts to perform the Services in the most cost-effective manner consistent with the required level of quality and performance.

     16.4. TECHNOLOGY

          Vendor represents and warrants that it shall provide the Services using, consistent with the Change Control Procedures, proven, current technology that will enable P&G to take advantage of technological advancements in its industry and support P&G's efforts to maintain competitiveness in the markets in which it competes.

     16.5. PASS-THROUGH WARRANTIES

          Vendor represents and warrants that it shall pass-through to P&G any and all warranties and indemnities provided by the manufacturer or vendor of the Products.

     16.6. NON-INFRINGEMENT

          Vendor represents and warrants that it shall perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, copyright, trademark, trade secret or other proprietary rights of any third party.

     16.7. VIRUSES

          Vendor represents and warrants that it shall use its best efforts to ensure that no Viruses are coded or introduced into the systems used to provide the Services. Vendor agrees that, in the event a Virus is found to have been introduced into the systems used to provide the Services, Vendor shall use its best efforts at no additional charge to assist P&G in reducing the effects of the Virus and, if the Virus causes a loss of operational efficiency or loss of data, to assist P&G to the same extent to mitigate and restore such losses.

     16.8. DISABLING CODE

          Vendor represents and warrants that it shall not insert into P&G's environment any code which would have the effect of disabling or otherwise shutting down all or any portion of the Services.

     16.9. AUTHORIZATION

          Each Party represents and warrants to the other that:

          (a) it has the requisite corporate or partnership power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement; and

          (b) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the requisite corporate or partnership action on the part of such Party.

16.10. INDUCEMENTS

          Vendor represents and warrants to P&G that it has not violated any applicable laws or regulations or any P&G policies of which Vendor has been given notice regarding the offering of unlawful inducements in connection with this Agreement. If at any time during the Term of this Agreement, P&G determines that the foregoing warranty is inaccurate, then, in addition to any other rights P&G may have at law or in equity, P&G shall have the right to terminate this Agreement for cause without affording Vendor an opportunity to cure.

16.11. YEAR 2000 WARRANTY

          (a) Vendor warrants that all work performed and Vendor's facilities and systems covered or used in connection with Vendor's provisioning of the Services under this Agreement are Year 2000 Compliant. In the event that said work performed and facilities used is/are unable to meet such standards, Vendor shall make all reasonable effort to promptly modify said work and facilities so as to enable it/them to be Year 2000 Compliant at no cost to P&G. If said work and facilities are still not Year 2000 Compliant thirty (30) days after receipt of written notice of the non-compliance, P&G shall have the right to terminate the portion(s) of this Agreement directly related to the non-compliant work or facilities. Within fifteen (15) days of any written notice of termination under this warranty, Vendor shall provide P&G with a full refund of fees or other funds paid for the said work and use of said facilities, as well as the pro rata portion for the remaining Term of any other charges such as Services fees, paid by P&G for the said work and use of said facilities terminated in accordance with this clause.

          (b) Vendor will pass through to P&G all applicable Year 2000 warranties it receives from the original equipment manufacturer. In the event that one or more products is/are unable to meet such standards, Vendor shall make all reasonable effort to promptly modify such products so as to enable it/them to be Year 2000 Compliant at no cost to P&G. If products are still not Year 2000 Compliant thirty (30) days after receipt of written notice of the non-compliance, P&G shall have the right to terminate the portion(s) of this Agreement directly related to the non-compliant products. Within fifteen (15) days of any written notice of termination under this warranty, Vendor shall assist P&G in its efforts to obtain from the manufacturer, a full refund of fees or other funds paid for the products, as well as the pro rata portion for the remaining Term of any other charges such as Services fees, paid by P&G for the products terminated in accordance with this clause.

17.  INSURANCE

     17.1. INSURANCE RESPONSIBILITY

          Vendor agrees to protect, defend, indemnify and save P&G harmless from any and all Losses on account of damage to property or personal injury, including death, which may be sustained by itself, its employees, or P&G or P&G's employees or third persons, arising out of or in connection with Services rendered hereunder whether such loss, damage, injury or liability is contributed to by the negligence of P&G or its employees (except that this indemnity shall not apply to damages, injuries, or the costs incident thereto found to be caused by the sole negligence of P&G) and Vendor expressly acknowledges that it will indemnify P&G for personal injury claims of Vendor's employees where Vendor is responsible to those employees for worker's compensation. Vendor further agrees to provide complete and adequate insurance, to indemnify itself and P&G against same and agrees to name P&G as an additional insured under its liability policies. Vendor's indemnity obligation shall be limited to the amount of its insurance coverage, so long as that coverage includes contractual liability coverage for the liability assumed hereunder, includes P&G as an additional insured and is at least in the amount required by the
          Section  17.2.   This   provision   shall  not  be  construed  in  any
          circumstance to constitute an indemnification contrary to any governing law which shall prohibit indemnification against any loss, liability or cost or expense incident thereto caused by the negligence of such indemnitee, nor shall this provision be construed as a guarantee of the quality of the Services rendered hereunder.

     17.2. Insurance Requirements

          (a) Vendor shall provide and maintain during this Agreement the following insurance with carriers acceptable to P&G in amounts not less than those specified and will furnish P&G with Certificates of Insurance indicating the companies carrying the specified coverages with the effective dates and dates of expiration of said policies, which certificates shall provide for thirty (30) days' advance notice to P&G prior to modification or termination of the policies:

COVERAGE                                            MINIMUM LIMITS
-----------------------------------------  --------------------------------
Worker's Compensation                      Statutory requirement
Employer's Liability                       At least $100,000 each accident
Comprehensive Automobile Liability,        At least $1,000,000 each

Bodily Injury and Property Damage          accident, combined single limit

Liability
Commercial General Liability,              At least $2,000,000 each

including Completed Operations and         occurrence, combined single

Contractual Liability--Contractual         limit; and $2,000,000 aggregate,

Liability is to include liability assumed  combined single limit under this contract; Bodily Injury and

Property Damage Liability
Errors and Omissions Liability             At least $2,000,000 each

Insurance covering the liability for       occurrence, combined single

financial loss due to error, omission,     limit; and $2,000,000 aggregate,

negligence of employees and machine        combined single limit

malfunction

          (b) Vendor agrees to indemnify and hold harmless P&G from any loss or damage which P&G may suffer by reason of Vendor's non-compliance with these provisions.

18.  INDEMNITIES

     18.1. GENERAL INDEMNITIES

          Vendor agrees to indemnify, defend and hold harmless P&G and its affiliates and their respective officers, directors, employees, agents, successors, and assigns, from any and all Losses and threatened Losses arising from, in connection with, or based on allegations of, any of the following:

     (a)  Vendor's breach of any of the terms and conditions of this Agreement;

     (b) Vendor's failure to observe or perform any duties or obligations to be observed or performed on or after the Transition Start Date by Vendor under third party software licenses;

     (c) Vendor's breach of its obligations with respect to Confidential Information;

     (d) Any claims arising out of or related to occurrences Vendor is required to insure against pursuant to this Agreement;

     (e) Any claims of infringement of any patent, trade secret, copyright or other proprietary rights, alleged to have occurred because of Products or other resources provided by Vendor to P&G, or based upon performance of the Services, by Vendor; and

     (f) Any claim or action by, on behalf of, or related to, Vendor's employees or subcontractors arising on or after the Transition Start Date, including claims arising under occupational health and safety, worker's compensation, ERISA or other applicable federal, state, or local laws or regulations.

     18.2. ENVIRONMENTAL INDEMNITY

          Vendor agrees to comply with all applicable federal, state, provincial and/or local environmental laws, ordinances, codes, rules, regulations and permits and to handle all products in an environmentally safe manner so as to prevent any contamination of the structure, soil or ground water in, on, or adjacent to the Vendor's facility or plant at which Vendor performs the work which is the subject of this Agreement. Vendor agrees to indemnify P&G and its affiliates and their respective officers, directors, employees, agents, successors, and assigns, from any and all Losses and threatened Losses arising from, in connection with, or based on allegations of, any conditions or activities at or involving any facility or plant at which Vendor performs the work which is the subject of this Agreement.

     18.3. REWORK AND PRODUCT LIABILITY INDEMNIFICATION

          In the event of any failure or defect in Product produced hereunder resulting from Vendor's failure to comply with the terms of this Agreement, Vendor agrees (upon P&G's request) to replace, rework and/or scrap any defective Product or authorize P&G to do so at Vendor's expense and Vendor shall assume responsibility for P&G's total costs incurred by P&G related thereto. In addition, Vendor shall be responsible for claims by third parties against P&G for loss or damage based on personal injury or destruction of property due to defects in the Product for which Vendor is responsible. Vendor is liable for any damage to P&G's stocks, equipment and goods caused by incorrect or insufficient Product description of Vendor's goods.

     18.4. INFRINGEMENT

          If any item used by Vendor to provide the Services becomes, or in Vendor's reasonable opinion is likely to become, the subject of an infringement or misappropriation claim or proceeding, Vendor shall, in addition to indemnifying P&G as provided in this Article 18 and to the other rights P&G may have under this Agreement, promptly at Vendor's expense use best efforts to secure the right to continue using the item or replace or modify the item to make it non-infringing, provided that any such replacement or modification will not degrade the performance or quality of the affected component of the Services. In the event neither of such actions can be accomplished by Vendor, and only in such event, Vendor shall remove the item from the Services and Vendor's charges shall be equitably adjusted to reflect such removal.

     18.5. INDEMNIFICATION PROCEDURES

          With respect to third-party claims, the following procedures shall apply:

          (a) Notice. Promptly after receipt, by any entity entitled to indemnification, of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding involving a claim in respect of which the indemnitee will seek indemnification pursuant to any such Section, the indemnitee shall notify the indemnitor of such claim in writing. No failure to so notify an indemnitor shall relieve it of its obligations under this Agreement except to the extent that it can demonstrate damages attributable to such failure. Within fifteen (15) days following receipt of written notice from the indemnitee relating to any claim, but no later than ten (10) days before the date on which any response to a complaint or summons is due, the indemnitor shall notify the indemnitee in writing if the indemnitor elects to assume control of the defense and settlement of that claim (a "Notice of Election").

          (b) Procedure Following Notice of Election: If the indemnitor delivers a Notice of Election relating to any claim within the required notice period, the indemnitor shall be entitled to have sole control over the defense and settlement of such claim; provided, however, that (i) the indemnitee shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim, and (ii) the indemnitor shall obtain the prior written approval of the indemnitee before entering into any settlement of such claim or ceasing to defend against such claim. After the indemnitor has delivered a Notice of Election relating to any claim in accordance with the preceding paragraph, the indemnitor shall not be liable to the indemnitee for any legal expenses incurred by such indemnitee in connection with the defense of that claim. In addition, the indemnitor shall not be required to indemnify the indemnitee for any amount paid or payable by such indemnitee in the settlement of any claim for which the indemnitor has delivered a timely Notice of Election if such amount was agreed to without the written consent of the indemnitor.

          (c) Procedure Where No Notice of Election Is Delivered: If the indemnitor does not deliver a Notice of Election relating to any claim within the required notice period, the indemnitee shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the indemnitor. The indemnitor shall promptly reimburse the indemnitee for all such costs and expenses.

     18.6. SUBROGATION

          In the event that an indemnitor shall be obligated to indemnify an indemnitee pursuant to this Article 18, the indemnitor shall, upon payment of such indemnity in full, be subrogated to all rights of the indemnitee with respect to the claims to which such indemnification relates.

19.  LIABILITY

     IN NO EVENT, WHETHER IN CONTRACT OR IN TORT (INCLUDING BREACH OF WARRANTY, NEGLIGENCE AND STRICT LIABILITY IN TORT), SHALL A PARTY BE LIABLE FOR INDIRECT OR CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE. THE FORGOING LIMITATIONS AND EXCLUSIONS SHALL NOT APPLY RESPECT TO: (I) DAMAGES OCCASIONED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF VENDOR;
     (II) CLAIMS THAT ARE THE SUBJECT OF INDEMNIFICATION PURSUANT TO THIS AGREEMENT; (III) DAMAGES OCCASIONED BY VENDOR'S VIOLATIONS OF LAWS; AND
     (IV) DAMAGES OCCASIONED BY IMPROPER OR WRONGFUL TERMINATION OF THIS AGREEMENT OR ABANDONMENT OF THE WORK BY VENDOR. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, P&G'S TOTAL LIABILITY HEREUNDER SHALL NOT EXCEED AMOUNTS THEN DUE AND OWING AT THE TIME OF THE CLAIM.

20.  DISPUTE RESOLUTION

     20.1. INFORMAL DISPUTE RESOLUTION

     Prior to the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their dispute informally, as follows:

     (a) Upon the written request of a Party, each Party shall appoint a designated representative who does not devote substantially all of his or her time to performance under this Agreement, whose task it will be to meet for the purpose of endeavoring to resolve such dispute.

          (i) The designated representatives shall meet as often as the Parties reasonably deem necessary in order to gather and furnish to the other all information with respect to the matter in issue which the Parties believe to be appropriate and germane in connection with its resolution. The representatives shall discuss the problem and attempt to resolve the dispute without the necessity of any formal proceeding.



               (ii) During the course of  discussion,  all  reasonable  requests made by one Party to another for nonprivileged information, reasonably related to this Agreement, shall be honored in order that each of the Parties may be fully advised of the other's position.

               (iii)The  specific  format for the  discussions  shall be left to the discretion of the designated representatives.

          (b) Formal proceedings for the resolution of a dispute may not be commenced until the earlier of:

               (i) either of the designated representatives concluding in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

               (ii) thirty  (30)  days  after the  initial  written  request  to appoint a designated representative pursuant to Section 19.1(a) above (this period shall be deemed to run notwithstanding any claim that the process described in this
                    Section 20.1 was not followed or completed).

          (c) This Section 20.1 shall not be construed to prevent a Party from instituting, and a Party is authorized to institute, formal proceedings earlier to avoid the expiration of any applicable limitations period, or to preserve a superior position with respect to other creditors, or as provided in this Agreement.

20.2.     LITIGATION

          (a) Immediate Injunctive Relief. The Parties agree that the only circumstance in which disputes between them shall not be subject to the provisions of Section 20.1 is where a Party makes a good faith determination that a breach of the terms of this Agreement by the other Party is such that a temporary restraining order or other injunctive relief is the only appropriate and adequate remedy. If a Party files a pleading with a court seeking immediate injunctive relief and this pleading is challenged by the other Party and the injunctive relief sought is not awarded in substantial part, the Party filing the pleading seeking immediate injunctive relief shall pay all of the costs and attorneys' fees of the Party successfully challenging the pleading.

          (b)  Jurisdiction.  The  Parties  consent  to venue in Ohio and to the non-exclusive jurisdiction of competent Ohio state courts or federal courts in the State of Ohio for all litigation which may be brought, subject to the requirement for arbitration hereunder, with respect to the terms of, and the transactions and relationships contemplated by, this Agreement. The Parties further consent to the jurisdiction of any state court located within a district which encompasses assets of a Party against which a judgment has been rendered, either through arbitration or through litigation, for the enforcement of such judgment or award against the assets of such Party.

     20.3. CONTINUED PERFORMANCE

          Each Party agrees to continue performing its obligations under this Agreement while any dispute is being resolved except to the extent the issue in dispute precludes performance (dispute over payment shall not be deemed to preclude performance).

     20.4. GOVERNING LAW AND LANGUAGE

          (a) This Agreement and performance under it shall be governed by and construed in accordance with the laws of state of Ohio without regard to its choice of law principles. The Parties agree that the United Nations Convention on International Sale of Goods shall have no force or effect on transactions relating to this Agreement.

          (b) Both parties understand the English language and are fully aware of all terms and conditions contained herein.

21.  TERMINATION

     21.1. BREACH OF TERMS

          In the event that Vendor:

          (a) commits a material breach of this Agreement, which breach is not cured within thirty (30) days after notice of breach from P&G to Vendor;

          (b) commits a material breach of this Agreement which is not capable of being cured within thirty (30) days and fails to (i) proceed promptly and diligently to correct the breach, (ii) develop within thirty (30) days following written notice of breach from P&G a complete plan for curing the breach, and (iii) cure the breach within sixty (60) days of notice thereof;

          (c) commits a material breach of this Agreement that is not subject to cure with due diligence within sixty (60) days of written notice thereof;

          (d) commits numerous breaches of its duties or obligations which collectively constitute a material breach of this Agreement; or

          (e) fails to meet all the Service Levels in any two consecutive months or three times in a rolling six month period;

          then P&G may, by giving written notice to Vendor, terminate this Agreement, in whole or in part, as of a date specified in the notice of termination. If P&G chooses to terminate this Agreement in part, the charges payable under this Agreement will be equitably adjusted to reflect those Services that are terminated.

     21.2. VENDOR BANKRUPTCY

          In the event Vendor shall be unable to pay its bills as they become due in the ordinary course, or if a trustee or receiver of any of its property shall be appointed, or if Vendor shall make any assignment for the benefit of creditors, or if a petition in bankruptcy shall be filed by or against Vendor, or if Vendor shall liquidate its business for any reason, P&G shall have the right to terminate this Agreement immediately without further obligation. Vendor will make available for P&G's removal products, or other of P&G's property then under Vendor's control. Vendor further agrees not to encumber such products or other property, as through security liens or pledges, in any way. P&G's right to remove such products shall have priority over all other claimants.

     21.3. CHANGES IN VENDOR OWNERSHIP

          In recognition of the confidentiality obligation Vendor has assumed hereunder, Vendor agrees not to assign or transfer its right and obligations hereunder without the express written consent of P&G, which shall not be unreasonably withheld. If for any reason Vendor decides to sell or transfer the operation used in the fulfillment of this Agreement, Vendor shall provide P&G with at least ninety (90) days advance written notice of its intent to transfer or sell such operation and will extend to P&G an option exercisable within ninety
          (90) days after the date of such notice to sublease the portions of the facility used in performance of this Agreement and to lease any and all equipment for the purpose of conducting the operation by or on behalf of P&G. At P&G's option, any new owner of operations transferred or sold by the Vendor will be obligated to provide all products or services under the same terms as this Agreement. It is understood that this option does not in any way limit the other rights and obligations of the Parties set forth in this Agreement. P&G reserves the right to reduce or discontinue purchases under this Agreement, or terminate this Agreement, without obligation if any company obtains whole or part corporate ownership of Vendor.

     21.4. TERMINATION FOR CONVENIENCE

          P&G may terminate this Agreement, in whole or in part, for convenience and without cause at any time by giving Vendor at least three (3) months prior written notice designating the termination date. In such event, P&G will pay Vendor all accrued undisputed charges through the termination date associated with the termination Services and will reimburse Vendor for its Out-of-Pocket Expenses incurred in assisting P&G in the transfer of the Services to P&G or to a new vendor designated by P&G. In the event that a purported termination for cause by P&G is determined by a competent authority not to be properly a termination for cause, then such termination by P&G shall be deemed to be a termination for convenience under this agreement.

     21.5. EXTENSION OF TERMINATION EFFECTIVE DATE

          P&G may extend the effective date of termination or expiration one or more times as it elects, at its sole discretion, provided that the total of all such extensions shall not exceed 180 days following the original effective date of termination. This extension shall be under the same rates and terms and conditions in place at the time of termination.

     21.6. TERMINATION/EXPIRATION ASSISTANCE

          Commencing six (6) months prior to expiration or on such earlier date as P&G may request, or commencing upon any notice of termination or of non-renewal (including, without limitation, notice based upon breach or default by P&G), and continuing through the effective date of expiration (as such effective date may be extended), or, if applicable, through the effective date of termination of this Agreement (as such effective date may be extended pursuant to Section 21.5), Vendor shall provide to P&G, or at P&G's request to P&G's designee, the termination/expiration assistance set forth in Attachment D to the Statement of Work and any such other reasonable termination/expiration assistance requested by P&G to allow the Services to continue without interruption or adverse effect and to facilitate the orderly transfer of the Services to P&G or its designee. Such assistance shall include the following:

          (a) P&G or P&G's designee shall be permitted to undertake, without interference from Vendor, to hire any Vendor employees primarily performing the Services as of the date Vendor receives notice of termination, or, in the case of expiration, within the 6-month period (or longer period requested by P&G) prior to expiration. Vendor shall waive, and shall cause its subcontractors to waive, their rights, if any, under contracts with such personnel restricting the ability of such personnel to be recruited or hired by P&G. P&G or its designee shall have reasonable access to such personnel for interviews and recruitment.

          (b) Vendor granting P&G a perpetual, irrevocable, royalty free license to use any software owned or licensed by Vendor and utilized in performing the Services.

          (c) Vendor shall make available to P&G or its designee, pursuant to reasonable terms and conditions, any third party services then being utilized by Vendor in the performance of the Services. Vendor shall be entitled to retain the right to utilize any such third party services in connection with the performance of services for any other Vendor customer.

     21.7. SURVIVAL

          Section 21.6 shall survive termination/expiration of this Agreement. For a period of twelve (12) months following the effective date of termination/expiration under other provisions of this Agreement, Vendor shall provide to P&G, at P&G's request, any or all of the Services being performed by Vendor prior to such effective date. To the extent Vendor is to perform Services under this Section, the provisions of this Agreement, including rates and charges but not minimum conditions, shall be applicable as such provisions would have been applicable to such Services prior to such effective date.

     21.8. EQUITABLE REMEDIES

          Vendor acknowledges that, in the event it breaches (or attempts or threatens to breach) its obligation to provide P&G termination/expiration assistance as provided in Section 21.6, P&G will be irreparably harmed. If a court of competent jurisdiction should find that Vendor has breached (or attempted or threatened to breach) any such obligations, Vendor agrees that without any additional findings of irreparable injury or other conditions to injunctive relief, it shall not oppose the entry of an appropriate order compelling performance by Vendor and restraining it from any further breaches (or attempted or threatened breaches).

22.  GENERAL

     22.1. FORCE MAJEURE

          (a) No Party shall be liable for any default or delay in the performance of its obligations under this Agreement (i) if and to the extent such default or delay is caused, directly or indirectly, by: fire, flood, earthquake, elements of nature or acts of God; riots, civil disorders, rebellions or revolutions in any country; or any other cause beyond the reasonable control of such Party, (ii) provided the non-performing Party is without fault in causing such default or delay, and such default or delay could not have been prevented by reasonable precautions and can not reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (including with respect to Vendor by Vendor meeting its obligations for performing disaster recovery services).

          (b) In such event the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use its best efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance shall immediately notify the Party to whom performance is due by telephone (to be confirmed in writing within two (2) days of the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay.

          (c) If any event under Section 22.1(a) above substantially prevents, hinders, or delays performance of the Services necessary for the performance of P&G functions reasonably identified by P&G as critical for more than five (5) consecutive days, then at P&G's option: (i) P&G may cease paying Vendor hereunder and procure such Services from an alternate source for so long as the delay in performance shall continue; (ii) P&G may terminate any portion of this Agreement so affected and the charges payable hereunder shall be equitably adjusted to reflect those terminated Services; or (iii) P&G may terminate this Agreement without liability to P&G or Vendor as of a date specified by P&G in a written notice of termination to Vendor. Vendor shall not have the right to any additional payments from P&G for costs or expenses incurred by Vendor as a result of any force majeure occurrence.

     22.2. AGREEMENT PRECEDENCE

          In the event of any conflict between this Agreement, the Statement of Work, the Statement of Work attachments and an Order, this Agreement shall take precedence. In the event of any conflict between this Agreement and any amendments or supplements thereof, the amendments or supplements shall take precedence.

     22.3. ENTIRE AGREEMENT; AMENDMENT

          This Agreement, including the Statement of Work and any attachments referred to herein and attached hereto, each of which is incorporated herein for all purposes, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, whether written or oral, with respect to the subject matter contained in this Agreement. No change, waiver, or discharge hereof shall be valid unless in writing and signed by an authorized representative of the Party against which such change, waiver, or discharge is sought to be enforced.

     22.4. COMPLIANCE WITH LAWS AND REGULATIONS

          Vendor shall perform its obligations in a manner that complies with the applicable laws, regulations, ordinances and codes, including without limitation identifying and procuring required permits, certificates, approvals and inspections. If a charge of non-compliance by Vendor with any such laws, regulations, ordinances, or codes occurs, Vendor shall promptly notify P&G of such charges in writing.

     22.5. ENVIRONMENTAL COMPLIANCE

          Vendor warrants that all substances provided hereunder comply in all respects with the applicable requirements of the Canadian Environmental Protection Act, the U.S. Toxic Substances Control Act, Regulations under said Acts and all other relevant legislation. Vendor warrants that all substances it provides to P&G will accurately correspond to P&G's specification(s) and that it will notify P&G in advance of any proposed change in the substance(s) specified and supplied hereunder. Any such changes must be mutually agreed upon by P&G and Vendor prior to shipment to P&G. Vendor agrees to indemnify and hold harmless P&G and its affiliates from all damages and liability resulting from any breach of the warranties included in this Paragraph.

     22.6. CUSTOMS LAW COMPLIANCE

          Vendor warrants compliance with applicable customs laws and related governmental laws and regulations. Vendor agrees to indemnify and save P&G harmless for any Losses as a result of Vendor's failure to comply. For all orders of non-US origin goods, P&G will inform Vendor(s) of the specific destination(s) of the shipment(s) and the import regulations and other legal requirements of the country of destination will apply. In the event that the customs authorities of the destination country refuse entry of the goods, except for P&G's failure to obtain the appropriate import license or pay duty, P&G will not be responsible to pay for the same and, if payment has already been made, Vendor will reimburse P&G in full. Vendor shall be responsible for the repatriation of the goods at Vendor's own cost.

     22.7. NOTICES

          All notices, requests, demands, and determinations under this Agreement (other than routine operational communications), shall be in writing and shall be deemed duly given (i) when delivered by hand,
          (ii) one (1) day after being given to an express courier with a reliable system for tracking delivery, (iii) when sent by confirmed facsimile with a copy sent by another means specified in this Section, or (iv) six (6) days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:


     In the case of P&G:     The  Procter  &  Gamble  Company
                             One  Procter  &  Gamble  Plaza
                             Cincinnati,  Ohio  45202
                             Attn:  D.  R.  Sarge,
                             Associate  Director  of  IT  Purchases

     With  a  copy  to:      The  Procter  &  Gamble  Company
                             One  Procter  &  Gamble  Plaza
                             Cincinnati,  Ohio  45202
                             Attn:  General  Counsel  of  P&G

     In the case of Vendor:  Pomeroy  Computer  Resources
                             1020  Petersburg  Road
                             Hebron,  KY  41048
                             Attn:  Dave  Pomeroy


          A Party may from time to time change its address or designee for notification purposes by giving the other prior written notice of the new address or designee and the date upon which it will become effective.

     22.8.NOTICE  OF LABOR  UNION  CONTRACT  EXPIRATION  DATE OR NOTICE OF LABOR
          DISPUTES

          Vendor agrees to notify P&G in writing of the existence of any labor contract, including the expiration date and name of union involving Vendor's facilities providing Products or Services to P&G hereunder, including Vendor's subcontractors, if any. Whenever an actual or potential labor dispute impacts, or threatens to impact the timely performance of services under the Agreement, the Vendor shall immediately notify P&G in writing of all relevant information with respect to such dispute.

     22.9. COUNTERPARTS

          This Agreement may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties hereto.

     22.10. HEADINGS

          The article and section headings and the table of contents used herein are for reference and convenience only and shall not enter into the interpretation hereof.

     22.11. RELATIONSHIP OF PARTIES

          Vendor, in furnishing services to P&G hereunder, is acting as an independent contractor, and Vendor has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed, all work to be performed by Vendor under this Agreement. Vendor is not an agent of P&G and has no authority to represent P&G as to any matters, except as expressly authorized in this Agreement.

     22.12. SEVERABILITY

          In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by an arbitrator or a court with jurisdiction over the Parties, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law. The remainder of this Agreement shall remain in full force and effect.

     22.13. WAIVER OF DEFAULT; CUMULATIVE REMEDIES

          (a) A delay or omission by either Party hereto to exercise any right or power under this Agreement shall not be construed to be a waiver thereof. A waiver by either of the Parties hereto of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained.

          (b) All remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.

     22.14. SURVIVAL

          Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this
          Agreement shall survive any termination or expiration of this Agreement and continue in full force and effect.

     22.15. MEDIA RELEASES

          All media releases, public announcements, and public disclosures by either Party relating to this Agreement or the subject matter of this Agreement, including without limitation, promotional or marketing material (both internal and external), but not including announcements intended solely for internal distribution or to meet legal or regulatory requirements beyond the reasonable control of the disclosing Party, shall be coordinated with and approved by the other Party prior to release. Vendor may not list P&G as a customer or describe the services provided by Vendor under this Agreement in proposals and other marketing materials except as agreed above.

     22.16. SERVICE MARKS

          Vendor agrees that it shall not, without P&G's prior written consent, which P&G may grant or withhold in its absolute discretion, use the name, service marks or trademarks of P&G.

     22.17. THIRD PARTY BENEFICIARIES

          Except as provided in this Agreement, this Agreement is entered into solely between, and may be enforced only by, P&G and Vendor. This Agreement shall not be deemed to create any rights in third parties, including without limitation suppliers and customers of a Party, or to create any obligations of a Party to any such third parties. Vendor acknowledges and agrees that the affiliates of P&G are third party beneficiaries to the terms of this Agreement and that any such affiliate may bring suit in its own behalf to enforce the term of this Agreement.

     22.18. THIRD PARTY SERVICES

          P&G will have the right to engage third parties to provide products and services to P&G without restriction. At P&G's request, Vendor will cooperate and provide reasonable assistance to such third parties.

     22.19. NONSOLICITATION

          Except as otherwise provided in this Agreement, Vendor may not directly or indirectly solicit for employment or hire (whether part- or full-time and whether as employee or independent contractor) employees of P&G at any time during the Term or for a period of one
          (1) year thereafter without the prior written consent of P&G.

     22.20. COVENANT AGAINST PLEDGING

          Vendor agrees that, without the prior written consent of P&G, it shall not assign, transfer, pledge, hypothecate or otherwise encumber its rights to receive payments from P&G under this Agreement for any reason whatsoever.

     22.21. COVENANT OF GOOD FAITH

          Each Party agrees that, in its respective dealings with the other Party under or in connection with this Agreement, it shall act in good faith.

     23.  SUPPLEMENTAL TERMS

          The following terms and conditions shall apply with respect to all Vendor personnel (including employees and subcontractors) on P&G's sites:

     23.1. THIRD-PARTY RELATIONSHIPS

          (a) Vendor Responsibility . Vendor agrees that no authority has been conferred upon it by P&G to hire any person or persons on behalf of P&G, and P&G undertakes no obligation of any sort to Vendor's employees. It is understood that the Vendor shall select, engage, and discharge its employees, agents or servants and otherwise direct and control their services. It is further understood that for all purposes of this Agreement, the Vendor is an independent contractor and, as such, the Vendor agrees to comply with and shall be responsible for all requirements of Federal, State and Local laws and regulations, including by way of example only and without limiting the generality of the foregoing, The Fair Labor Standards Act, Labor Management Regulations Act, the Americans with Disabilities Act, all other laws and regulations relating to labor and equal employment opportunity, Worker's Compensation, Occupational Safety and Health Act, the Employee Retirement Income Security Act, and the Immigration Reform and Control Act. Vendor will also comply with all laws concerning qualification to do business and engage in the work involved under this Agreement and will file all returns and reports required of it and pay all taxes and contributions imposed upon it. Vendor agrees to indemnify and hold harmless P&G for any liability, damage, cost, or expense P&G may suffer as a result of Vendor's failure to assume or fulfill the obligations set forth in this paragraph.

          (b) Unauthorized Aliens . Vendor certifies that it has complied with the Immigration Reform and Control Act of 1986, or any amendment thereto, and that none of its employees utilized by P&G are unauthorized aliens.

     23.2. OVERTIME, TRAVEL, AND MOTOR VEHICLE OPERATION

          (a) Overtime and Travel . In the event P&G may require the services of certain personnel for overtime and/or for travel, Vendor will be notified and all necessary arrangements will be made through it. Vendor will advise P&G of any premium cost for such services. Vendor shall advance reasonable travel expenses to its employee and shall invoice P&G for expenses incurred, listing the total of all daily expenses by major spending categories (i.e., fares, automobile use, lodging, miles, telephone, local transportation, etc.). Vendor shall retain supporting documents to substantiate such expenses for P&G's audit at P&G's option.

          (b) Operation of Motor Vehicles . Vendor acknowledges that certain personnel may be asked to provide services which require operation of motor vehicles owned by P&G. Vendor agrees that P&G-owned vehicles will be used only for completion of specific work assignments as designated by P&G and for no other purposes. Vendor also acknowledges that any of its employees who may be required to operate P&G-owned vehicles shall have a valid driver's license and that said vehicles shall be operated in a safe manner at all times. Vendor shall inform its employees who may operate P&G-owned vehicles of this agreement and obtain their written acknowledgment that they understand and agree to use such vehicles only as authorized.

     23.3. CHEMICAL SAFETY TRAINING

          If the Vendor's employees covered by this agreement are to have assignments in which chemicals will be handled and/or processed, Vendor acknowledges that P&G requires Vendor to provide for safety training of such employees at Vendor's expense under requirements for Vendor responsibility in Federal OSHA regulations, 29 CFR 1910.1200.

     23.4. SECURITY TRAINING

          Vendor shall provide a security training to all persons referred to P&G, including review of P&G's confidentiality leaflet "Information for the Temporary Agency Personnel and Contract Person." Vendor shall obtain their employee's signature on a copy of this leaflet both the first time they are sent to P&G and after the final assignment with P&G. It will not be necessary to obtain signatures for each assignment--only before the very first and after the very last. The leaflet with its signatures should be kept in Vendor employee's file and made available for audit.

     23.5. BACKGROUND CHECKS

          Vendor shall perform conviction checks (felonies and misdemeanors) every two years for all individuals referred to P&G, and for those currently on assignment at P&G's facility. The following guidelines should be used to determine if Vendor's employee may be sent to work on P&G's premises or represent P&G on another company's premises.

          (a) Vendor must exclude an individual from P&G's premises or from directly representing P&G if he/she has EVER been convicted of the following types of crime:

               (i)  Any type of Murder

               (ii) Voluntary Manslaughter

               (iii) Aggravated Assault

               (iv) Assault with a Deadly Weapon

               (v)  Kidnapping

               (vi) Rape

               (vii) Sexual Battery or Gross Sexual Imposition

               (viii) Arson

               (ix) Robbery

               (x)  Trafficking in Drugs


          (b) If Vendor's employee will deal directly with cash on behalf of P&G or with the authorization of any type of payment, Vendor must exclude any individual who has ever received a misdemeanor or felony conviction for the following types of crime:

               (i)  Theft

               (ii) Embezzlement

               (iii) Fraud of any kind

          (c) Other than the specific felony charges listed in 12.3.7.1 (which excludes an individual from P&G's premises), Vendor must exclude any individual convicted of a felony (e.g., Burglary, Unauthorized Criminal Access to Computer Systems, etc.) within the last five (5) years.

          (d) Vendor must exclude any individual convicted of a misdemeanor within the last two (2) years. Individuals with convictions for traffic violations do not fall into the exclusion category. Individuals with DUI convictions do not fall into the exclusion category unless he/she will be driving a Company vehicle, or multiple charges exist. Vendor should contact their P&G Contract Executive for clarification if uncertainties exist.

          (e) Vendor must exclude any individual from P&G's premises, or from representing P&G directly, if he/she meets ANY of the above guidelines.

          (f) Note that Different states may have different names for the above types of crime. For example, some states may refer to "assault with a deadly weapon" as "battery with a dangerous ordnance."

          Conviction checks should consist of the following:

               (i) Ohio/Kentucky Residents: Check in the city and county of residence and - the city and county of employment. For Hamilton County, checks should be obtained from the Hamilton County Justice Center (Records Division, Court & Main Streets).

               (ii) New to area  (resident  less than two  years):  Check in the city and county of former residence. If the individual has moved several times in the past two (2) years, contact the P&G Contract Executive for clarification around required checks.

     23.6. REFERENCE CHECKS AND COMPETITOR TIES

               Vendor shall check all references provided by applicants before sending to P&G and shall not refer anyone who has poor references. P&G is to be made aware of any person being referred who has worked for a company that makes products like P&G's every time this person is referred to P&G, and must agree before the person is sent to P&G's facility.

     23.7. COMPETITOR RELATIONS

          Vendor shall check to see if the individual lives with, or is related to, anyone who works for a company that makes products similar to P&G's products, such as household and industrial cleaning products, beauty care and personal care products, food and beverage products, paper and cellulose products, industrial chemicals and pharmaceuticals. If so, P&G is to be made aware of this every time this person is referred to P&G, and must agree before the person is sent to P&G's facility.

     23.8. CONTROLLED SUBSTANCES

          (a) P&G prohibits the use, possession, or distribution of any controlled substance or alcoholic beverage by a Vendor or an employee of the Vendor on any of P&G's premises or by a Vendor or an employee of the Vendor representing P&G on another's premises. A controlled substance is any drug or drug-like substance whose sale, use, or possession is unlawful, or any prescribed substance used without a prescription. Violators of this policy will be banned from P&G's premises.

          (b) The Vendor shall not permit users of controlled substances to work on P&G's premises or to represent P&G on another's premises. Any employee of the Vendor who is assigned to P&G must be tested before being sent to P&G for the presence of amphetamines, barbiturates, benzodiazepines, cannabinoids (marijuana, THC, hashish), cocaine, opiates, methadone, methaqualone, and phencyclidine (PCP) by a qualified laboratory using initial screening and confirmation of any positive results. A qualified laboratory must follow the standards of the College of American Pathologists, meet any federal, state, and local laws and regulations, and use a cutoff limit within the detection ranges specified in this contract. Any individual who has been tested once but has not worked on P&G's premises or represented P&G on another's premises for more than the six (6) previous months must be retested in accordance with this paragraph.

          (c) Anyone who confirms positive for a controlled substance without a legitimate medical reason will not be assigned to work on P&G's premises or represent P&G on another's premises. Furthermore, the Vendor will control the work assignments of anyone taking a prescription drug for a legitimate medical reason so the person does not present a safety risk to himself/herself, other personnel, or P&G's property.

          (d) A Vendor must have a written policy on substance abuse to assure compliance with the above criteria.

          (e) A qualified laboratory must use a cutoff limit within the detection ranges specified in the table below:


                        DRUG DETECTION THRESHOLDS (MG/ML)
                        ---------------------------------

DRUG, DRUG GROUP          TYPICAL DETECTION
OR DRUG METABOLITES       THRESHOLD, MG/ML
------------------------  -----------------
Amphetamines                       300-1250
Barbiturates                       200-1000
Benzodiazepines                    100-1000
Cannabinoids (marijuana)             20-100
Cocaine metabolites                     300
Opiates                                 300
Methadone                               300
Methaqualone                       300-1000
Phencyclidine (PCP)                   25-75


     23.9.CONFIRMATION OF BACKGROUND CHECKS AND CHECKS FOR CONTROLLED SUBSTANCES

          P&G shall have the right to require confirmation that the conviction checks and drug tests of Sections 23.5 and 23.8 above, respectively, have been and are being conducted pursuant to this Supplemental Agreement. Said confirmation may take the form of an audit which P&G may conduct of Vendor's records. However, any such audit shall be done at a reasonable time and place and shall not be unduly burdensome on the Vendor's business operations. Furthermore, any information regarding any of Vendor's employees or applicants which may be revealed during such audit shall remain confidential.

     23.10. SECURITY INSPECTIONS

          Vendor agrees that parcels, packages, briefcases, gym bags, and similar items carried by Vendor's employees shall be subject to inspection by security representatives of P&G.

     23.11. WORK LIMITATION

          Vendor agrees to assume full responsibility for selecting, engaging, and discharging its employees, agents, or servants and for otherwise directing and controlling their activities. If Vendor's employees are to be supervised or controlled by P&G, then the following shall apply:
          Vendor must comply with P&G's "1,000 Hours" policy. Any employee of the Vendor who works 1,000 hours or more in any combination of assignments on any of P&G's premises or representing P&G on another's premises for any combination of Vendors in P&G's fiscal year will not be permitted to work as a Vendor employee at P&G's facilities or represent P&G on another's premises at any time in the next P&G's fiscal year. Such individuals will become eligible to work again at P&G's facilities on July 1 of the following year.

     23.12. QUALITY

          Should   Vendor   be  unable  to  meet   P&G's   performance   quality
          requirements, P&G may cancel this Agreement without any obligation to Vendor.

     23.13. BLOODBORNE PATHOGEN TRAINING

          If the Vendor's employees covered by this agreement are to have assignments in which they could be exposed to bloodborne pathogens, Vendor acknowledges that P&G requires Vendor to provide for any training at Vendor's expense under requirements in Federal Regulation 29 CFR 1910.1030. Furthermore, Vendor agrees to offer to any such employees who could be exposed to bloodborne pathogens at Vendor's expense any and all inoculations as may be required under Federal Regulation 29 CFR 1910.1030 and to follow any and all other requirements under said Federal Regulation.

     23.14. CREDIBLE THREATS

          Vendor shall immediately inform P&G of any credible threat made against anyone on P&G's premises and/or against P&G's property by any of Vendor's employees. Vendor is required to communicate any such information of a credible threat to P&G's security contact for that site.

     23.15. P&G SITE AND SAFETY RULES

          Vendor agrees that when on P&G's premises, Vendor and its employees will conform to the requirements of the P&G Site's work and safety rules.

     IN WITNESS WHEREOF, P&G and Vendor have each caused this Agreement to be signed and delivered by its duly authorized officer.


THE PROCTER & GAMBLE COMPANY            POMEROY COMPUTER RESOURCES

By:________________________________      By:_______________________________

Name:______________________________       Name:____________________________

Title:_____________________________     Title:_____________________________

Date:______________________________      Date:_____________________________

                                Statement of Work
                                       To
             Workstation Procurement and Support Services Agreement
                                 By and Between
                          The Procter & Gamble Company
                                       And
                           Pomeroy Computer Resources



INTRODUCTION
As set forth in Section 4.1 of the Agreement, the Vendor shall perform the services, functions, and responsibilities described in this Statement of Work
(SOW), including the Attachments hereto and incorporated herein by this reference, as well as the additional services, functions and responsibilities that Vendor has committed to perform as described throughout the Agreement. The descriptions of the Services in this Schedule are intended to be comprehensive but not necessarily complete or all-inclusive. All capitalized terms not defined in this Schedule will have the meanings given them in the Agreement.

OVERVIEW  OF  SOW  AND  SERVICES
This SOW provides a general description of the Services to be performed during the Term of the Agreement. The following Attachments are attached to this SOW and provide further details regarding the services, functions and responsibilities of Vendor under this Agreement:

     Attachment  A          P&G  Sites
     Attachment  B-1        Procurement,  Workstation  Distribution  and
                            Workstation  Disposal  Services
     Attachment  B-2        Packaged  Software  Help  Desk  Services
     Attachment  B-3        Deskside  and  Server  Support  Services
     Attachment  C          Transition  Services
     Attachment  D          Termination  and  Decommissioning
     Attachment  E          Service  Levels
     Attachment  F          Special  Projects
     Attachment  G          Resource  Charges,  Financial  Responsibility  and
                            Pricing
     Attachment  H          Overall  Management
     Attachment  I          Quality  Processes

As  more  fully  described  herein,  Vendor will provide the following services:

     1.   Transition Services
     2.   Procurement Services
     3.   Workstation Distribution Services
     4.   Expenses and Software Procurement Services
     5.   Packaged Software Help Desk Services
     6.   Deskside and Server Support Services
     7.   Workstation Disposal Services

During the Term, Vendor's Services will include the services identified under the Vendor SOW Responsibilities section below for the P&G owned personal computer deskside hardware and software systems including all related peripherals (Workstations) and workplace servers including related peripherals (Workplace Servers) located at the P&G Sites. The P&G Sites include those sites specified in Attachment A as of the Effective Date.

P&G's responsibilities are those identified in the P&G SOW Responsibilities section below.

In accordance with the terms of the Agreement, Vendor shall provide the Services and P&G shall pay Vendor the charges specified in Attachment G.

STANDARD  TECHNOLOGIES

P&G  uses  standard  technologies  as  follows:

(1) Deployable Technologies List (DTL) - The DTL is a dynamic listing of hardware and software technologies that have been approved by P&G for use within P&G. The list is updated regularly and will be available to Vendor.

(2) Standard Platforms are comprised of a set of hardware and software that have been tested by P&G resources for use together, and approved for broad deployment within P&G. There may be more than one Standard Platform in use at any time, according to the needs of business units.


VENDOR  SOW  RESPONSIBILITIES

The  Vendor  will  provide:

(A)  SOW  Management  Services,  including  the  assignment  of  Vendor  Project
     --------------------------
     Executive to whom all P&G communications may be addressed and who has the authority to act for and bind Vendor and its subcontractors in connection with all aspects of the Services. Vendor will also designate certain Key Vendor Personnel reporting to Vendor Project Executive. Vendor will provide P&G with reasonable advance notice of any changes to Vendor Project Executive and Key Vendor Personnel and discuss with P&G any objections P&G may have to replacement candidates. The Vendor will resolve P&G concerns on a mutually agreeable basis. Unless otherwise agreed in writing by the parties:

     (1) Vendor Project Executive shall not be transferred from the P&G account during the performance of this SOW without prior written approval of P&G, such approval shall not be unreasonably withheld.

     (2) Neither Vendor Project Executive nor the Vendor Technical Manager assigned to P&G's account shall be assigned by Vendor to the direct competitors of P&G or one of its Affiliates to work in the same or similar capacity as such personnel worked for Vendor on P&G's account within a period of six (6) months after leaving the P&G account.

(B)  Transition Services, as identified in Attachment C.
     --------------------

(C)  Termination  and Decommissioning Services, in accordance with Attachment D,
     ---------------- ------------------------
     to assure a smooth transition of Services to P&G or another supplier upon termination or expiration of the Services.

(D)  Procurement and Deskside and Workplace Server Support Services,  as further
     ---------------------------------------------------------------
     specified in Attachments B and E, including the following Services:

     (1)  Procurement Services;
     (2)  Workstation Distribution Services;
     (3)  Expense and Software Procurement Services;
     (4)  Packaged Software Help Desk Services
     (5)  Deskside and Server Support Services;
     (6)  Workstation Disposal Services


(F)  Quality Processes and Procedures Services, development and maintaining of a
     ------------------------------------------
     Procedures Manual which will describe the Change Management Process, Problem Management Process, Service Level Management Process, Reporting and Documentation Process, Scheduled Meetings, Review Committee, and Dispute Resolution Processes in accordance with Attachment I. The contents of the Procedures Manual are subject to approval by P&G.

(G)  Service Level Management Services,  including the Services descriptions and
     ----------------------------------
     the measurement methodology in accordance with Attachment E.

(H)  Other Project Services, The Vendor will also prepare and execute additional
     -----------------------
     project plans during the Term in accordance with the process and procedures specified in Attachment F.

P&G  SOW  RESPONSIBILITIES

To enable Vendor to provide the Services, P&G will provide:

(A)  SOW  Management  Interface  including  the  assignment  of a  P&G  Contract
     --------------------------
     Executive to whom all Vendor communications may be addressed and who has the authority to act for P&G in connection with all aspects of the Services.


(B)  Facilities  and  Related  Support.  Subject  to P&G's  reasonable  security
     ---------------------------------
     requirements, P&G will provide Vendor and subcontractor personnel with full and safe access to P&G Sites.

(C)  Non-Standard   Software  Support   including   problem   determination  and
     --------------------------------
     resolution support to P&G end-users for all P&G developed applications or other software products not supported by third party vendors after Vendor has expended reasonable efforts to provide such support.

(D)  Local Support  Center,  including  responsibility  for the problem  logging
     ---------------------
     services, tracking services, reporting services, problem coordination services, support services including second level, problem review and root cause analysis.

(E)  Network  Services  and  Support,  including  responsibility  for all common
     --------------------------------
     carrier services for local, long distance, WATS (in and out), maintenance of an inventory and configuration diagram of the data network, all LAN/WAN telecommunications and network services required to support P&G end-users, and the data communication line between Packaged Software Support Help Desk and P&G.

(F)  Other Responsibilities comprised of providing:
     ----------------------

     (1) Personnel and equipment to reasonably ensure the physical security of P&G Sites,
     (2) All consumables including print and media supplies required by P&G end-users,
     (3)  All costs associated with off-site data storage, if any,
     (4)  Such other P&G activities and functions as are described in this SOW,
     (5)  Capital Forecasting for Desksides and Workplace Servers,
     (6)  Workplace P&G end-user needs assessment,
     (7)  Workplace Technology Recommendation,
     (8) Workplace Research, Engineering and Development, technology gate keeping standard setting for Desksides,
     (9)  Notify Vendor of support calls,
     (10) P&G end-user training on Deskside applications, except for Deskside orientation training provided by Vendor,
     (11) P&G end-user communications via bulletins, memoranda, etc., and
     (12) Information Systems Strategic Planning,

     P&G will be financially responsible for all costs and expenses associated with its SOW Responsibilities.


CHANGE  CONTROL  PROCEDURES

Change Authorizations will be the effective means to implement changes to this SOW. The Parties will mutually determine appropriate procedures related to Change Authorizations. The resulting procedures will be included in the Procedures Manual.

ATTACHMENT  A:   P&G  SITES
AS  OF  THE  TRANSITION  START  DATE,  THE  P&G  SITES  INCLUDE  THE  FOLLOWING:

        SITE                            BUILDING                                 STREET
--------------------  --------------------------------------------  --------------------------------
GH                    GOVERNOR'S HILL                               8500 GOVERNOR'S HILL
GO                    CENTRAL BUILDING                              301 EAST 6TH STREET PLAZA 1
GO                    CHEMED BLDG FLR 2,6,7,8,9,10 & 14             255 EAST 5TH STREET
GO                    HARTFORD BLDG                                 630 MAIN STREET
GO                    PNC BANK (FLOORS 11 & 12)                     201 EAST 5TH STREET
GO                    POLK BLDG (FLOOR 10)                          400 PIKE STREET
GO                    SYCAMORE BLDG                                 299 EAST 6TH STREET
GO                    TERRACE (NORTH)                               300 EAST 6TH STREET PLAZA 2
GO                    TOWER EAST                                    5TH & BROADWAY PLAZA 2
GO                    TOWER NORTH                                   5TH & BROADWAY PLAZA 2
HCRC                  HEALTH CARE RESEARCH CENTER                   8340 MASON-MONTGOMERY ROAD
IV                    BLDG 96 TRAILER                               5201 SPRING GROVE AVE
IV                    ESTE ENGINEERING LAB I                        4530 ESTE AVE
IV                    ESTE ENGINEERING LAB II                       4550 ESTE AVE
IV                    FLUOR DANIELS, INC.                           134 MERCHANT STREET
IV                    GLOBAL PROCESS DEVELOPMENT FACILITIES (GPDF)  5384 VINE STREET
IV                    ITC ANNEX                                     5299 SPRING GROVE AVE.
IV                    ITC MAIN                                      5299 SPRING GROVE AVE.
IV                    IVORYDALE - CLOCK TOWER                       5201 SPRING GROVE AVE
IV                    IVORYDALE - FOOD PLANT                        5204 SPRING GROVE AVE
IV                    IVORYDALE PLANT                               5495 JUNE STREET
IV                    IVORYDALE PLANT - NORTH MURRAY ROAD           400 MURRAY RD.
IV                    IVORYDALE PLANT - NORTH MURRAY ROAD           500 MURRAY RD.
IV                    IVORYDALE SOAP PLANT                          5201 SPRING GROVE AVE
IV                    IVORYDALE SOAP PLANT & GENERAL                5201 SPRING GROVE AVE
IV                    MITCHELL LABS
IV                    OLEAN PLANT                                   KINGS ROAD
IV                    ST. BERNARD PLANT                             5289 VINE STREET
MVL                   MIAMI VALLEY LABS                             11810 E. MIAMI RIVER ROAD
SW                    ADMIN (BLDG A)                                11510 REED HARTMAN
SW                    BAR SOAP & HCP (BLDG B)                       11520 REED HARTMAN
SW                    BAXTER PEAS                                   4460 CARVER WOODS
SW                    BLUE ASH DATA CENTER (BLDG D)                 11540 REED HARTMAN
SW                    BLUE ASH OFFICE CENTER                        10200 ALLIANCE ROAD
SW                    BRECON TECH CENTER                            7731 E. KEMPER ROAD
SW                    GROOMS ROAD-HEALTH CARE (HC BLD)              11450 GROOMS ROAD
SW                    HABA (HEALTH & BEAUTY-HB BLDG)                11511 REED HARTMAN HIGHWAY
SW                    HEEKIN BUILDING (HK BLDG)                     11310 CORNELL PARK DRIVE
SW                    IND CLEANING (BLDG C)                         11530 REED HARTMAN
SW                    KEMPER ENG LAB                                7800 PALACE DR
SW                    LOCKWOOD GREEN ENGINEERING                    11311 CORNELL PARK
SW                    NALS ANNEX - CORNELL TECH CENTER              5430 CORNELL ROAD
SW                    PARK PLACE (RC BLDG)                          11370 REED HARTMAN HIGHWAY
SW                    PSDF - CP BUILDING - CORNELL PARK BUILDING    11262 CORNELL PARK DRIVE
SW                    PSDF NALS                                     5600 CORNELL ROAD
SW                    R&CD BLDG                                     11380 REED HARTMAN HIGHWAY
SW                    REDNA PRODUCTIONS - BLOCK BLDG                637 REDNA TERRACE
SW                    RHBP  NORTH - BUILDING                        11305 REED HARTMAN HWY.
SW                    RHBP  RESEARCH CENTER                         11325 REED HARTMAN HWY.
SW                    RHBP  WEST - BUILDING                         11325 REED HARTMAN HWY.
SW                    RHBP SOUTH - BUILDING                         11315 REED HARTMAN HWY.

        SITE                            BUILDING                                 STREET
--------------------  --------------------------------------------  --------------------------------
SW                    SOLVENT BUILDING                              11580 REED HARTMAN HWY.
SW                    SURVEY PACK BUILDING                          134 WILLIAMSON ROAD
SW                    UTILITIES (U BLDG)                            11590 REED HARTMAN HIGHWAY
SW                    WILLIAMSON ROAD WAREHOUSE (NORTH)             11431 REED HARTMAN
SW                    WILLIAMSON ROAD WAREHOUSE (SOUTH)             11335 REED HARTMAN SUITE 134
WH                    ADMINISTRATION BLDG                           6090 CENTER HILL ROAD
WH                    BEVERAGE BLDG (COFFEE)                        6210 CENTER HILL ROAD
WH                    COMPOST AREA                                  6086 CENTER HILL ROAD
WH                    ENGINEERING BLDG                              6300 CENTER HILL ROAD
WH                    ENGINEERING BLDG 302                          6302 CENTER HILL ROAD
WH                    ENGINEERING BLDG 310                          6310 CENTER HILL ROAD
WH                    FOOD & BEVERAGE BLDG (110)                    6110 CENTER HILL ROAD
WH                    FOODS BLDG                                    6071 CENTER HILL ROAD
WH                    INTERNATIONAL                                 6060 CENTER HILL ROAD
WH                    PACKOUT BUILDING                              6120 CENTER HILL ROAD
WH                    PAPER EAST                                    6105 CENTER HILL ROAD
WH                    PAPER TERRACE                                 6100 CENTER HILL ROAD
WH                    SERVICE BLDG                                  6083 CENTER HILL ROAD
WH                    SOLVENT BUILDING                              6190 CENTER HILL ROAD
WH                    SUBSTATION 301                                6301 CENTER HILL ROAD
WH                    WEST BLDG                                     6250 CENTER HILL ROAD
ADSB                  ADVERTISING SERVICES BLDG                     2150 SUNNYBROOK DRIVE
AO                    AIRLINE OPERATIONS-HANGER 4                   WILMER AVE.
BGP                   BGP                                           7785 EAST KEMPER ROAD
BGP                   BGP - NORTHLAND                               650 NORTHLAND BLVD. - FLOOR 6
N/A                   CASCADE PILOT PLANT                           4510 KINGS RUN DRIVE
N/A                   CINCINNATI SALES OFFICE                       120 WEST 5TH STREET (5TH & RACE)
N/A                   GRADY ANIMAL LAB - 790 BLDG                   790 COMPTON ROAD
N/A                   M2SE                                          2220 VICTORY PARKWAY
N/A                   MALSBARY                                      4380 MALSBARY ROAD
N/A                   MATRIX MARKETING                              4600 MONTGOMERY RD.
N/A                   MITCHELL II WHSE. & SHIPPING                  4831 SPRING GROVE AVE.
N/A                   MITCHELL III                                  4831 SPRING GROVE AVE.
N/A                   BECKETT RIDGE                                 UNION CENTER BOULEVARD

NON-CINCINNATI SITES
----------------------------------------------------------------------------------------------------
                      SITE NAME
----------------------------------------------------------------------------------------------------
AY                    Albany, GA
ALX                   Alexandria, LA
ANH                   Anaheim,CA
ATL                   Atlanta, GA
ABNME                 Auburn, ME
AUG                   Augusta,GA
AV                    Avenel, NJ
CAPE                  Cape Girardeau, MO
CAY                   Cayay, Puerto Rico
CBD                   Mobile CBD Est. (TX)
CMTNH                 Claremont, NH
DVR                   Dover, NH
FV                    Fayetteville, AR
GIORGIO               Giorgio. CA
GBAY                  Green Bay, WI
GBS                   Greensboro, NC
GVN                   Greenville, NC
GVS                   Greenville, SC
HEN                   Henderson,KY
HV                    Hunt Valley, MD
IC                    Iowa City, IA
JKSN                  Jackson, TN
KCF                   Kansas City, MO
KCS                   Kansas City, KS
LX                    Lexington, KY
LM                    Lima, OH
MP                    Mehoopany, PA
MO                    Modesto, CA
NOLA                  New Orleans, LA
NOR                   Norwich, NY
OX                    Oxnard, CA
PHX                   Phoenix, AZ
PLY                   Plymouth, IN
SACT                  Sacramento, CA
SHR                   Sherman, TX
SBR                   South Brunswick, NJ
STL                   St. Louis, MO

CANADA SITES
----------------------------------------------------------------------------------------------------
                      SITE NAME
----------------------------------------------------------------------------------------------------
BELL                  Belleville, CAN
BRK                   Brockville, CAN
HAM                   Hamilton, CAN
TOR                   Toronto GO
CAL                   Calgary (west)
MONT                  Montreal (Quebec)
HAL                   Halifax (Altantic)
CAM                   Cambridge Pharm.
WEST                  Weston Road, CAN

                                 ATTACHMENT B-1
                         PROCUREMENT, CWDC, AND DISPOSAL

This Attachment describes the Services that a Vendor will provide in relation to Workstation Procurement, Cincinnati Workstation Distribution Center (CWDC), IS Expense Procurement, and Workstation Disposal.

1.  DESCRIPTION  OF  VENDOR  RESPONSIBILITIES

Vendor will provide the Services described below during the Term. Vendor is responsible for documenting and maintaining procedures executed by Vendor in the Procedures Manual. Vendor shall provide the Services in accordance with the terms of the Agreement, the Service Levels, the descriptions contained in this Attachment B, and the procedures as established and documented during the transition phase of this work.

I. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO PROCURE PRODUCTS ORDERED THROUGH VENDOR BY P&G. SUCH SERVICES, RESPONSIBILITIES, AND FUNCTIONS SHALL INCLUDE THE FOLLOWING:

1. Documentation and on-going maintenance of the Procedures Manual outlining activities performed by Vendor for P&G (this Procedures Manual shall be available to P&G upon request);

2. Procurement of Equipment for P&G Sites in accordance with that defined by the current DTL or as instructed by the P&G owner of procurement of Equipment;

3. Ensure multiple suppliers are available for models on the DTL and communicate to P&G supply capability and pricing;

4. Assisting with scheduling adjustments, when necessary, due to budget changes, capacity issues, etc.;

5. Negotiation of final pricing agreements reflective of the region's forecasted volumes and within the upper limit set forth by P&G and the Product manufacturer (if existing);

6.     Acquisition  of  Product  as  Ordered  on  P&G's  behalf;

7. Acceptance of Orders (i.e., authorized Purchase Orders (POs) and order releases against POs) from designated P&G representative(s). When placing an Order, Vendor will request specific delivery dates if necessary, obtain estimated delivery dates, and communicate any delay to appropriate P&G personnel;

8. Confimation of Orders, placement and delivery dates to P&G Order Management Team.

9. Tracking of the status of Orders and reporting on its disposition through electronic or verbal means;

10. Procurement of non-standard workstation Products not listed on the DTL, DTL Products, and P&G approved exceptions;

11. Maintenance of a web-based or electronic system (available for incorporation in P&G's asset mangement tool) for the placement and tracking of Orders, as well as alternate forms of placement (fax, telephone) for Product Orders;

12. Maintenance of an electronic product-based catalogue available for use in P&G's asset mangement system which includes Products listed on the DTL and/or Products available from Vendor and approved by P&G for purchase. This catalog will contain, at a minimum, descriptions of the products, version and pricing data;

13.     Invoicing  as  required  for  the  procurement  of  Products;

14. Responsibility for timeliness of delivery and actions of selected carriers used to transport Products;

15. A receivables balance reconciliation and the resolution of "dead on arrivals" (DOA), overages, shorts and damages identified at point of receipt;

16. Incurrence of costs associated with the resolution of DOA, overages, shorts and damages;

17. Provision of electronic files listing Products purchased and pertinent information for each system (i.e. serial number, description, delivery location, etc) for fixed asset creation; and
18. Ensuring delivery to requesting P&G Site(s) or CWDC, as applicable, on timing specified by the ordering party or as arranged between the ordering party and Vendor.



IIA.     VENDOR  SHALL PROVIDE THE SERVICES TO MAINTAIN A CINCINNATI WORKSTATION
DISTRIBUTION CENTER (CWDC). SUCH SERVICES, RESPONSIBILITIES, AND FUNCTIONS SHALL INCLUDE THE FOLLOWING WHEN ORDERED THROUGH VENDOR:

1a.     Documentation  and  on-going  maintenance  of  the  Procedures  Manual outlining activities performed by Vendor for P&G (this Procedures Manual shall be available to P&G upon request);

2a.     Receipt  of  Products  Ordered  by  P&G;

3a.     Resolution of DOA, overages, shorts, and damages identified at the point of  receipt;

4a.     Afixing of asset tags or other identifiers (such as Year 2000 compliance stickers)  as  required  and  provided  by  P&G;

5a.     Entry  of Product availability or creation of inventory records in P&G's asset  management  system  and  Vendor's  system(s);

6a.     Local  warehousing of Equipment (including workstations, peripherals and workstation-related  equipment  for  P&G  Sites);

7a.     Reporting  against  available used, refurbished or new inventory through the  use  of  P&G  and  Vendor  asset  management  tools;

8a.     Determination  of  the  stocking  levels  required for expense items and
Equipment;

9a.     Maintenance  of  Equipment  and  Software  inventory  as  needed to meet
Service  Levels  and  maintain  standardized  Equipment  for  users;

10a.     Initial  assembly and configuration of Equipment as necessary to form a complete  system  for  the  user;

11a.     Verification  that items picked from stock or received into stock match the  part  number  ordered;

12a.     Maintenance of standardized Software platforms for loading on Equipment
(e.g.,  workstations  and  servers);

13a.     Provision  of  installation  documentation  for  the  Software platform loading  processes;

14a.     Installation  of standardized Software platforms on requested Equipment
(e.g.,  workstations  and  servers);

15a.     Equipment  and  Software  testing;

16a.     Creation  of  the IQOQ documentation and processes for P&G approval for regulated  P&G  Site  installations;

17a.     Reconditioning  of  Equipment  as  necessary  to ready for redeployment
(i.e.  addition  of  memory);

18a.     Tracking  of assets' movement as a result of CWDC functions through the use  of  P&Gs  asset  management  system;

19a.     Tracking  of  Product  as required to ensure no loss of P&G Products in
Vendor's care (e.g., Equipment ordered directly by P&G from the manufacturer for delivery to the CWDC);

20a.     Coordination  and  delivery of Product to appropriate, identified users at P&G Sites on timing specified by the ordering party or as arranged between the ordering party and Vendor;

21a.     Securing  of  signature  of  P&G  employee  on  inter-company  receipt paperwork  for  verification  of  delivery  and  acceptance  of  the Product(s);

22a.     Scheduling  and  collection  of  Product  from  a  secured  P&G area as requested  and  transportation  back  to  CWDC;

23a.     Removal  of  identifying asset tags for Equipment leaving the P&G asset pool;

24a.     Cleansing  and  erasure  of  workstation and server hard drives and any other Equipment containing P&G data in accordance with P&G security guidelines for assets leaving P&G or being redeployed to end-users;

25a.     Clean-up,  packaging and shipping of the Equipment slated for donation;

26a.     Tranfer  of  workstations  to  disposal vendor and P&G asset management system  update,  as  needed,  and;

27a.     Provision  of  storage  for  redeploy  inventory.

IIB.     VENDOR  SHALL PROVIDE THE SERVICES TO MAINTAIN A CINCINNATI WORKSTATION
DISTRIBUTION CENTER (CWDC). SUCH SERVICES, RESPONSIBILITIES, AND FUNCTIONS SHALL INCLUDE THE FOLLOWING WHEN ORDERED THROUGH THIRD PARTY:

1b.     Documentation  and  on-going  maintenance  of  the  Procedures  Manual outlining activities performed by Vendor for P&G (this Procedures Manual shall be available to P&G upon request);

2b.     Receipt  of  workstation  and  related  products  ordered  by  P&G;

3b.     Reporting  to  the  Order  Management Team of DOA, overages, shorts, and damages  identified  at  the  point  of  receipt;

4b.     Afixing of asset tags or other identifiers (such as Year 2000 compliance stickers)  as  required  and  provided  by  P&G;

5b.     Entry  of Product availability or creation of inventory records in P&G's asset  management  system  and  Vendor's  system(s);

6b.     Local  warehousing of Equipment (including workstations, peripherals and workstation-related  equipment  for  P&G  Sites);

7b.     Reporting  against  available used, refurbished or new inventory through the  use  of  P&G  and  Vendor  asset  management  tools;

8b.     Determination  of  the  stocking  levels  required for expense items and
Equipment;

9b.     Maintenance  of  Equipment  and  Software  inventory  as  needed to meet
Service  Levels  and  maintain  standardized  Equipment  for  users;

10b.     Initial  assembly and configuration of Equipment as necessary to form a complete  system  for  the  user;

11b.     Verification  that items picked from stock or received into stock match the  part  number  ordered;

12b.     Maintenance of standardized Software platforms for loading on Equipment
(e.g.,  workstations  and  servers);

13b.     Provision  of  installation  documentation  for  the  Software platform loading  processes;

14b.     Installation  of standardized Software platforms on requested Equipment
(e.g.,  workstations  and  servers);

15b.     Equipment  and  Software  testing;

16b.     Creation  of  the IQOQ documentation and processes for P&G approval for regulated  P&G  Site  installations;

17b.     Reconditioning  of  Equipment  as  necessary  to ready for redeployment
(i.e.  addition  of  memory);

18b.     Tracking  of assets' movement as a result of CWDC functions through the use  of  P&Gs  asset  management  system;

19b.     Tracking  of  Product  as required to ensure no loss of P&G Products in
Vendor's care (e.g., Equipment ordered directly by P&G from the manufacturer for delivery to the CWDC);

20b.     Coordination  and  delivery of Product to appropriate, identified users at P&G Sites on timing specified by the ordering party or as arranged between the ordering party and Vendor;

21b.     Securing  of  signature  of  P&G  employee  on  inter-company  receipt paperwork  for  verification  of  delivery  and  acceptance  of  the Product(s);

22b.     Scheduling  and  collection  of  Product  from  a  secured  P&G area as requested  and  transportation  back  to  CWDC;

23b.     Removal  of  identifying asset tags for Equipment leaving the P&G asset pool;

24b.     Cleansing  and  erasure  of  workstation and server hard drives and any other Equipment containing P&G data in accordance with P&G security guidelines for assets leaving P&G or being redeployed to end-users;

25b.     Clean-up,  packaging and shipping of the Equipment slated for donation;

26b.     Tranfer  of  workstations  to  disposal vendor and P&G asset management system  update,  as  needed,  and;

27b.     Provision  of  storage  for  redeploy  inventory.





III. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO PROCURE PRODUCTS ORDERED THROUGH VENDOR BY P&G. (IS EXPENSE ITEMS AND SOFTWARE). SUCH SERVICES, RESPONSIBILITIES, AND FUNCTIONS SHALL INCLUDE THE FOLLOWING:

IS  EXPENSE  PROCUREMENT

1. Documentation and on-going maintenance of the Procedures Manual outlining activities performed by Vendor for P&G (this Procedures Manual shall be available to P&G upon request);

2. Procurement of non-standard Products not listed on the DTL, DTL Products and P&G approved exceptions;

3. Ensure multiple suppliers are available for Products to be procured and communicate to P&G supply capability and pricing;

4. Negotiate final pricing of Products on P&G's behalf reflective of forecasted volumes (if provided);

5.     Acquisition  of  Product  as  ordered  on  P&G's  behalf;

6. Acceptance of American Express (or other P&G approved credit card) and Orders (i.e., authorized POs and order releases against POs) from designated P&G representative(s). When placing an Order, Vendor will request specific delivery dates if necessary, obtain estimated delivery dates, and communicate any delay to appropriate P&G personnel.

7. Confimation of Orders, placement and delivery dates to P&G Order Management Team.

8. Tracking of the status of Products ordered and reporting on its disposition through electronic or verbal means;

9. Maintenance of a web-based or electronic system (available for incorporation in P&G's asset mangement tool) for the placement and tracking of Orders, as well as alternate forms of placement (fax, telephone) for Orders for Products;

10. Maintenance of an electronic Product-based catalogue available for use in P&G's asset mangement system which includes Products listed on the DTL and/or Products available from Vendor and approved by P&G for purchase. This catalog will contain, at a minimum, descriptions of the products, version and pricing data;

11.     Invoicing  as  required  for  the  procurement  of  Products;

12. Responsibility for timeliness of delivery and actions of selected carriers used to transport Products;

13. Resolution of DOA, overages, shorts and damages identified at the point of receipt;

14. Incurrence of costs associated with the resolution of DOA, overages, shorts and damages;

15. Provision of electronic files listing Products purchased and pertinent information for each Products (description, cost, etc) for inventory record creation within P&G's asset management system; and

16. Ensuring delivery to requesting P&G Site(s) or CWDC, as applicable, on timing specified by the ordering party or as arranged between the ordering party and Vendor.

SOFTWARE  PROCUREMENT

1. Documentation and on-going maintenance of the Procedures Manual outlining activities performed by Vendor for P&G (this Procedures Manual shall be available to P&G upon request);

2. Acquisition of Software products they are instructed by P&G to purchase, including non-DTL and non-standard Software for which an exception has been approved by P&G.

3. Procurement of Software products from a P&G approved Software reseller. If the Software products are not available through that reseller, Vendor can procure them through another means (e.g., another reseller, or directly from the software manufacturer, or exclusive distributor of that manufacturer).

4. Ensuring that P&G is obtaining the best price for the Software products acquired. Vendor will provide pricing data and supply capability to P&G when requested. If it is determined by Vendor that P&G's selected Software reseller is not the best price, or a P&G negotiated price, Vendor will inform appropriate P&G personnel.

5. Negotiate pricing of Software products on P&G's behalf when combined volumes will decrease price;

6. Acceptance of American Express (or other P&G approved credit card) and Orders (i.e., authorized POs and order releases against POs) from designated P&G
representative(s).   When  placing  an  Order,  Vendor  will  request  specific delivery dates if necessary, obtain estimated delivery dates, and communicate any delay to appropriate P&G personnel.

7. Confirmation of Order receipt, placement and delivery dates to appropriate P&G personnel.

8. Tracking the status of open Orders and reporting on its disposition through electronic or verbal means to proper P&G personnel.

9. Maintain a web-based or electronic system for the placement and tracking of Software Orders as well as alternate forms of Order placement (i.e. fax, telephone). This system will integrate into P&G's asset management systems.

10. Maintenance of an electronic product-based catalogue available for use in P&G's asset mangement system which includes Products listed on the DTL and/or Products available from Vendor and approved by P&G for purchase. This catalog will contain, at a minimum, descriptions of the products, version and pricing data.

11. Responsibility for timeliness of delivery and actions of selected carriers used to transport Products;

12. Resolution of overages, shorts and damages identified at the point of receipt;

13. Incurrence of costs associated with the resolution of overages, shorts and damages;

14. Provision of electronic files of all Software products purchased and pertinent information for each item (description, cost,etc.), and maintain an electronic inventory of these same items. This inventory data will integrate into P&G's asset management systems;

15. Provision of detailed reports on Software product purchases when requested by P&G;

16. Ensuring delivery to requesting P&G Site(s) or CWDC, as applicable, on timing specified by the ordering party or as arranged between the ordering party and Vendor;

17.     Assist  in pricing and licensing negotiations when requested by P&G; and

18. Vendor will assist P&G asset management personnel in reconciling their inventory records with P&G asset management systems, Software reseller purchase activity reports, Software manufacturer records, and any other Software product data systems, when requested by P&G.

IV. VENDOR SHALL PROVIDE THE PERSONNEL, AT P&G DETERMINED STAFFING LEVELS, AT ATTACHMENT G-1 PRICING, TO MAINTAIN A DEDICATED P&G ORDER MANAGEMENT TEAM. THE INITIAL SERVICES, RESPONSIBILITIES, AND FUNCTIONS OF THIS TEAM SHALL INCLUDE THE
FOLLOWING:

1. Aggregation of Orders from authorized P&G representatives through P&Gs asset management system or approved alternative forms of Orders;

2.     Reconciliation  of  Orders  within  P&Gs  asset  management  system;

3. Confirmation of validated Orders against the current standard Product configuration or pre-approved substitutes;

4. Assurance that all Orders will result in functional systems including necessary attachments and required cabling;

5. Confirmation of Order placement and delivery dates to P&G internal customers.

6. Placement of Orders with appropriate vendors for the procurement of Product;

7. Determination of need for drop shipment at desk, drop shipment at CWDC, fill from surge inventory or redeploy from inventory;

8. Accounts Receivable functions related to the matching of paperwork and issuance of agreement to pay (i.e., "OK to pay");

9.     Cross  check  &  validate  AMEX  charges  and  payments;

10.     Manage  exceptions/outages  with  supply  chain  contacts;

11.     Cross-functional  verification  of  inventory;

12.     Provision  of  updates  to  P&G's  capital  management  system;

13.     Entering  of  invoice  data  into  the  P&G  asset  management  system;

14. Creation of new assets within the P&G asset management system upon receipt and verification against Finance systems;

15. Initiation of cross-charging for Product by next available billing cycle after installation of items;

16. Entering of Product information and charges into P&G's asset management system for feed to chargback system;

17. Correction of cross charging within P&G's asset management system as directed by authorized P&G representatives;
18. Tracking of all asset movement as a result of functions performed, through the use of P&Gs asset management system;

19.     Update  of  asset  records  with  cross-charges  changes;

20.     Tracking  of  procurement  against  annual  capital  allocation;

21. Creation of a pass file for department chargeback and fixed asset creation; and

22.     Ad  hoc reports related to product availability, orders, inventory, etc.

V. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO COLLECT AND DISPOSE OF P&G DESIGNATED PRODUCTS. THE SERVICES, RESPONSIBILITIES, AND FUNCTIONS OF THIS TEAM SHALL INCLUDE THE FOLLOWING:

1. Presentation of loading reports for Product picked-up to include description, serial number and volume of Product received;

2.     Disposal  in  accordance  with  Federal,  State and Local guidelines; and

3.     Sale  of  Product  and  compensation  to  P&G  for  Product  received.

2.     DESCRIPTION  OF  P&G  RESPONSIBILITIES

P&G will provide Vendor with the following support in providing the Services described above during the Term:

I.     WITH  REGARD  TO  WORKSTATION,  IS  EXPENSE  AND  SOFTWARE  PROCUREMENT:

1.     Determination  of  workstation  configurations  to be procured by Vendor;

2.     Provision  of  DTL  and  associated  updates  to  Vendor;

3. Product pricing negotiation (with Vendor's assistance if requested by P&G) with manufacturers and vendors; and

4.     Determination  of  chargeback  amounts.

II.     WITH  REGARD  TO  THE  CWDC:

1. Provision of an initial process for set-up of environment for installation and configuration of workstations; and

2. Change management for the update of the installation image required by P&G Sites;

III.     WITH  REGARD  TO  THE  ORDERING  TEAM:

1.     Processes  for  creation  assets  in  the  P&G  asset  management system;

2. Processes for the chargeback of expense items and workstations to appropriate end-users; and

3.     Definition  of  approved  systems  configurations;

IV.  WITH  REGARD  TO  DISPOSAL:

1.     Guidelines  related  to  the  hardware  configurations  to  be  disposed

                                 ATTACHMENT B-2
                      PACKAGED SOFTWARE HELP DESK SERVICES

This Attachment describes the Packaged Software Help Desk portion of the Services Vendor will provide.

1.  DESCRIPTION  OF  VENDOR  RESPONSIBILITIES

Vendor will provide the Packaged Sofware Help Desk Services identified herein during the Term. Vendor is responsible for documenting and maintaining procedures executed by Vendor in accordance with the Procedures Manual. This document will be available to P&G upon request. Vendor shall provide the Services in accordance with the terms of the Agreement, the Service Levels, and the Procedures Manual.

I.  PACKAGED  SOFTWARE  HELP  DESK  SERVICES
--------------------------------------------

Vendor will provide P&G Packaged Software Help Desk support for all supported software calls. These Services will be provided to various organizations that are a part of P&G's North America operations. Supported Software includes the listed Software set forth in Exhibit 1 to this Attachment B-2. P&G may amend the listed Software on Exhibit 1 on notice to Vendor.

     A.   VENDOR  SHALL  PROVIDE  THE  NECESSARY  SERVICES  TO PROVIDE  PACKAGED
          SOFTWARE   HELP  DESK   SERVICES.   SUCH   SERVICES,   FUNCTIONS   AND
          RESPONSIBILITIES SHALL INCLUDE THE FOLLOWING:

          (1) Provide packaged software trained personnel who understand user expectations and offer prompt service, easy support access, and knowledgeable help for problem resolution;

          (2)  Call     handling     includes    a    quality,     comprehensive
               problem-management process to coordinate or escalate calls, if required;

          (3) Acting on behalf of P&G, Vendor Help Desk agents will invoke entitlement procedures to prevent unauthorized access to the P&G organization;

          (4) Calls that are misdirected to the Vendor, or calls that cannot be adequately resolved by the Vendor, i.e., on-site visit required, will be warm-transferred back to the P&G Local Call Center for resolution;

          (5) Support will include resolution of application problems that do not require desk side services. This includes:

     (A)  application problem resolution for supported software,

     (B)  configuration (user preference) support,

     (C)  end user training ("how to") support, etc.

          (6) Provide Vendor Key Personnel as a single point of contact for the P&G Packaged Software Help Desk team as required. This individual will be responsible for any changes in schedule, exceptions and as the first point of escalation;

          (7) Provide logging and tracking of all Packaged Software Help Desk calls;

          (8)  Monitoring  of  all  open  problem   records  and  track  problem
               resolution progress through to closure or transfer to a P&G managed support organization;

          (9) Provide problem descriptions and background information to P&G managed support organizations when it is necessary to transfer calls that cannot be adequately resolved by the Packaged Software Help Desk Team;

          (10) Provide summary reporting to P&G as requested, and

          (11) Issues, actions and plans pertaining to deficiencies in Service Levels per Attachment E.

2.   DESCRIPTION OF P&G RESPONSIBILITIES

P&G will provide Vendor with the following support in providing the Services during the Term:

(1)  A list of users with access to Vendor service;

(2) A single point of contact with decision making authority to provide guidance and direction for exceptions/escalations as required;

(3) A minimum of 4 weeks notice for the roll out of each site as well as any change to the planned roll out schedule, and

(4)  ACD capability for each site.

EXHIBIT  1:  P&G  SHRINK  WRAP  SUPPORT  SOFTWARE

This list is subject to change. Procter & Gamble will notify the Vendor in advance of any changes.

Below is the list of those packages the Packaged Software Help Desk will support. There are two lists, separated into high- and low-volume applications based on call volumes.

HELP  DESK  LIST  (HV)
Adobe  Acrobat
Attachmate  Rally!
cc:Mail
cc:Mobile
Lotus  Notes
Micrografx  ABC  FlowCharter
Microsoft  Access
Microsoft  Excel
Microsoft  Office
Microsoft  Powerpoint
Microsoft  Project
Microsoft  Word
Netscape
Norton  Anti-virus
Novell  Netware
OnTime
Windows  3.1/95/97
WinZip

HELP  DESK  LIST  (LV)
Adobe  Illustrator
Adobe  Pagemaker
Adobe  Photoshop
Adobe  Premier
Avery  Label  Pro
ClarisDraw
CorelDraw
FastTrack  Schedule
FolioViews (Except SGML Toolkit for Windows (V4.0) Document Management Software) HoTMetaL Pro
Impromptu
Macintosh  System  7.x
Micrografx  Designer
Micrografx  Picture  Publisher
Norton  Commander
Norton  Utilities
Primavera  (Except  Project  Planner  (P3)  (V2.0)  Project  Management)
Scheduler  Plus

                                 ATTACHMENT B-3
                      DESKSIDE AND SERVER SUPPORT SERVICES

This Attachment describes the Deskside and Server Support Services portion of the Services Vendor will provide.

1.   DESCRIPTION OF VENDOR RESPONSIBILITIES

Vendor will provide the Deskside and Server Support Services identified herein during the Term. Vendor is responsible for documenting and maintaining procedures executed by Vendor in accordance with the Procedures Manual. This document will be available to P&G upon request. Vendor shall provide the Services in accordance with the terms of the Agreement, the Service Levels, and the Procedures Manual.

I.  DESKSIDE  AND  WORKPLACE  SERVER  SUPPORT  SERVICES

     A. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO INSTALL, SET-UP AND CONNECT ALL P&G DESIGNATED EQUIPMENT, INCLUDING WORKSTATION, SERVERS AND RELATED PERIPHERALS, AT THE P&G SITES. SUCH SERVICES, FUNCTIONS AND RESPONSIBILITIES SHALL INCLUDE THE FOLLOWING:
          1. Installation of Equipment, including workstations and workplace servers and related peripheral equipment and LAN-attached equipment (e.g. file servers and printers) which includes testing at the point of final delivery (e.g. end-user desktop);
          2. Installation of additional Software on end-user workstation Equipment after the initial order and delivery as requested by P&G;
          3.   Coordinate Equipment delivery to designated P&G Sites;
          4. Install Software on workstation Equipment and standard Network Operating Systems (NOS) and standard P&G software on workplace server Equipment;
          5. Set-up and install workstation Equipment at designated end-user office;
          6. Set-up and install workplace server Equipment at designated P&G Sites;
          7. Connect workstation Equipment to network environment and peripherals and test functionality against installation check list in Procedures Manual;
          8. Connect workplace server Equipment to network environment and peripherals and test functionality against installation check list in Procedures Manual;
          9. Schedule, coordinate and perform data migration from existing end-user workstation Equipment;
          10. Schedule and coordinate the migration of P&G data from workplace server Equipment;
          11. Provide itemized data for cross charging purposes by next available billing cycle after installation of Equipment;
          12. Implement mutually agreed upon policy specified in the Procedures Manual for consolidating moves, when possible, to obtain efficiencies;
          13.  Deinstall, pack and relocate Equipment as requested;
          14. Coordinate with P&G's process for providing required mainframe and workplace server Equipment access;
          15.  Coordinate with P&G's process for providing network  connections;
               and
          16.  Provide P&G end-user  with any  necessary  user  performed  tasks instructions, and reinstall, reconnect and test all relocated Equipment (e.g., workstations and workplace servers and related peripherals) against established installation check list's as setforth in Procedures Manual;
          17.  Provide   assistance  to  P&G  in  preparing   end-user  training
               materials;
          18.  Perform brief operation qualification of workstation Equipment;
          19.  Update Asset Management System to reflect installation;
          20.  Coordinate scheduling of installations;

     B. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO TROUBLESHOOT, IDENTIFY, CORRECT AND REPAIR OR REPLACE EQUIPMENT, AND TO PROVIDE CORRECTIVE MAINTENANCE AND PREVENTIVE MAINTENANCE. SUCH SERVICES, FUNCTIONS AND RESPONSIBILITIES SHALL INCLUDE THE FOLLOWING:


          (1)  Coordinate, troubleshoot and provide repair service on Equipment;
          (2) Provide Equipment corrective maintenance, parts and repair for all Equipment installed in accordance with manufacturers specifications;
          (3)  Manage and provide replacement of Equipment;
          (4)  Provide interface to the P&G problem management process;
          (5) Provide Equipment preventive maintenance in accordance with manufacturers specifications;
          (6) Dispatch technicians as necessary to fulfill the Services in accordance with the Service Levels;
          (7)  Update trouble tickets;
          (8) File and process warranty claims; Interface with and coordinate problem identification and resolution with P&G Support Organizations (Network Operations, Server Operations, P&G applications, functional Support Organizations and non-LAN systems problems);
          (9) Provide second level Software support by referring and coordinating problem identification and resolution of Software problems with third party software and services providers;
          (10) Provide Vendor interface to P&G documenting formal Documents of Understanding (DOUs) in the Procedures Manual between Vendor and the appropriate P&G organizations (e.g. Network Operations, Server Operations, and Function Support Organizations) necessary to provide streamlined Services to P&G end-users;

     C. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO UPGRADE EQUIPMENT. SUCH SERVICES, FUNCTIONS AND RESPONSIBILITIES SHALL INCLUDE THE FOLLOWING:

          (1) Upgrade, test, reinstall, and reconfigure Equipment as requested by P&G;
          (2)  Dispatch technicians;
          (3)  Troubleshoot and repair Equipment problems;
          (4)  Update trouble tickets;

     D. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO PROVIDE P&G ASSET TRACKING DATA FOR EQUIPMENT AND SOFTWARE FOR WHICH VENDOR PERFORMS SERVICES. SUCH SERVICES, FUNCTIONS AND RESPONSIBILITIES SHALL INCLUDE THE FOLLOWING:

          (1) Track and report all warranty and non-warranty changes to Equipment and Software performed by Vendor;
          (2)  Provide monthly reports and reasonable level of ad hoc reports as requested by P&G and as set forth in the Procedures Manual;
          (3)  Provide  interfaces to problem  tracking,  asset  management  and inventory management process.

     E. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO REDEPLOY AND PREPARE EQUIPMENT FOR DISPOSAL. SUCH SERVICES, FUNCTIONS AND RESPONSIBILITIES SHALL INCLUDE THE FOLLOWING:

          (1) Provide the handling of Equipment returns and fulfill new Orders with P&G's existing assets;
          (2) Reinstall used P&G Equipment at P&G Sites based on standards established by P&G;
          (3)  Test functionality of Equipment prior to reinstallation;
          (4) Format applicable Equipment hard drives prior to disposal to erase all software and data in accordance with P&G Data Security Guidelines;
          (5)  Deliver Equipment to designated pick up point for disposal.

     F. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO INTERFACE WITH P&G'S CROSS-CHARGING AND CAPITAL MANAGEMENT SYSTEM SERVICES. SUCH SERVICES, FUNCTIONS AND RESPONSIBILITIES SHALL INCLUDE THE FOLLOWING:

          (1) Interface with P&G information systems at the time the product is delivered and when Equipment is returned or disposed of to maintain correct cross-charging and correct asset inventory;
          (2) Maintain records of all Services provided for appropriate cross-charging to P&G end-user departments;
          (3)  Provide updates to P&G's capital management system;
          (4)  Make corrections to cross charging records as directed by P&G;

     G. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO DISPATCH, COORDINATE AND PERFORM REPAIR AND MAINTENANCE SERVICES. SUCH SERVICES, FUNCTIONS AND RESPONSIBILITIES SHALL INCLUDE THE FOLLOWING:

          (1) Dispatch the Vendor maintenance providers performing Equipment repair services;
          (2)  Coordinate repair activities with P&G Support Organizations;

     H. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO REPORT ON, AND PERFORM ROOT CAUSE ANALYZES FOR, EQUIPMENT AND SOFTWARE PROBLEMS. SUCH SERVICES, FUNCTIONS AND RESPONSIBILITIES SHALL INCLUDE THE FOLLOWING:

          (1)  Provide monthly review and reporting of top 10 problems;
          (2)  Prepare  trending   information   noting  patterns  of  recurring
               problems, and make problem prevention recommendations;

     I. VENDOR SHALL PROVIDE THE NECESSARY SERVICES TO TROUBLESHOOT, IDENTIFY, CORRECT, REPAIR, UPGRADE AND TEST WORKPLACE SERVER EQUIPMENT. SUCH SERVICES, FUNCTIONS AND RESPONSIBILITIES SHALL INCLUDE THE FOLLOWING:

          (1) Provide all hardware repairs, parts and upgrades following certified manufacturer processes;
          (2)  Perform  post repair or post upgrade  testing with P&G  guidance;
               (3) Perform equipment changes as directed by the P&G workplace Server Operations group;

2.   DESCRIPTION OF P&G RESPONSIBILITIES

     P&G will provide Vendor with the following support in providing the Services during the Term:

     (1)  Remove and dispose of all packing material;
     (2)  Provide  required  mainframe and  workplace  Server  connectivity  and access;
     (3)  Provide all required network connections;
     (4)  Provide P&G Site facilites/power;
     (5)  Provide  access  to  P&G  Sites  during  normal   business  hours  and
          non-business hours as requested;
     (6)  Receive, log and dispatch trouble calls to vendor and track.

                                  ATTACHMENT C
                                   TRANSITION

OVERVIEW

This Attachment C documents a general overview of the activities necessary to transition the services, functions and responsibilities that Vendor is responsible for executing. The focus of this is to ensure that Services delivered by both the incoming and outgoing vendors provide the services, functions and responsibilities at service levels required by P&G during the Transition Period and the period immediately following the transition.

The overall intent is that Vendor will transition to overall execution of day-to-day activities, delivering the Services, at the Service Levels. On the Transition Start Date Vendor will begin their plan for transition. The transition plan will be provided to P&G for review and comment and approved by P&G. Vendor will be expected to fully cooperate with the outgoing vendor in completing a successful transition to the same degree that it would cooperate with P&G to ensure adverse impact of a transition on the P&G business is minimized.

Transition period begins on the Transition Start Date and is currently scheduled to be complete no later than the Effective Date or as otherwise agreed in the Transition Plan. In no event will the transition be considered complete until mutually agreed upon by the Parties. The date the Transition is mutually agreed to be complete shall be the "Transition Completion Date." The scope of work during the Transition Period will be determined jointly by the Vendor and the P&G Transition Manager.

Vendor will have its Key Vendor Personnel in place through the Transition Period

TRANSITION  PLAN
At  a  minimum,  the  Transition  Plan  will  address  the  following:

     PROCUREMENT & FINANCIAL CONTROL

     Transition of all administrative tasks, processes and electronic interfaces associated with procurement, including open orders, existing inventory, AR functions, asset management tasks, logistical planning, tasks as they relate to charge-back and fixed asset creation, order handling and reporting.

     WORKSTATION DISTRIBUTION CENTER

     Transition processes and electronic interfaces related to P&G asset receipt, Barcode & E-tagging, P&G inventory updates, asset storage, pre-delivery preparation and distribution of P&G assets, asset liquidation, (LAN infrastructure, fax machines, implementation of telecommunications circuits and phone lines to P&G) and scheduling and coordination of shipping of all P&G assets to the appropriate location(s).

     OPERATIONS

     Physical transitioning of the Vendor desktop computing services & support infrastructure, spare parts inventory, problem call dispatching scheduling and coordination of transition of open/unresolved calls.

     TECHNICAL

     Acquisition of any Vendor owned assets. Acceptance of Vendor data, and application software to include Lotus Notes Databases and WEB Pages. Transfer of any data owned by P&G or about P&G operations, that may be in the outgoing Vendor files or databases, to the incoming Vendor. This data transfer will be done in a manner that is secure and provides access as designated by P&G.

     VENDOR PROJECT OFFICE

     The Project Executive will be responsible for the management, tracking, reporting, and successful results of the Transition Plan. Weekly project status reports will be provided to review project progress, proposed changes, and document results. Minutes and issues will be kept by the Vendor.

     SHRINK WRAP HELP DESK

     Responsible for transitioning all aspects of call problem management and tracking systems to include the problem management system. Coordinate the transfer of P&G owned data files from the outgoing Vendor to the incoming Vendor as required.

     TRANSITION MANAGEMENT
     Management of the Transition Process is further agreed to include:

     1. Transition Methodology - The Vendor Account Manager will work closely with the designated P&G Transition Manager to ensure all planned activities are completed according to the agreed to schedule & process. Vendor will be responsible for tasks that are designated as Vendor responsibilities as agreed to by both parties.

     2. The Transition Plan - The document will include the activities necessary to transition responsibility for support and acquisition of P&G's Systems from Vendor to P&G's identified agent. The Plan will be reviewed by the Transition Team and updated weekly by Vendor to reflect the latest information regarding transition schedules, resource requirements, dependencies, exposures, and general transition progress.

     3. Vendor Transition Team members will be assigned specific tasks. Coordination will take place through regularly scheduled transition meetings. The Vendor is responsible to call and chair meetings when they involve planning or implementation of the Vendor responsibilities, notifying P&G or other parties as appropriate.

     4. Procter & Gamble will designate a Transition Manager to act as the liaison between any Non-P&G organization or company involved in the transition of services. Vendor will attend meetings with P&G and other parties as appropriate to plan transition of services to the other party. These meetings will be chaired by P&G.

     5. Vendor will cooperate fully with other parties that may be involved in trasition of services to ensure the transition occurs with no disruption to P&G business or service levels.

     6. Due to the critical nature of the transition process and the need to expedite all activities, it will be the responsibility of both Parties to bring issues, concerns, and comments to the attention all Parties before or at regularly scheduled meetings

     7. Items that could impede the successful, timely completion of the Transition tasks are classified as issues, concerns or exposures. These major issues, concerns, or exposures (and their related action plans) will be identified as alerts & concerns needing P&G's action.

     8. Transition of Procurement operations will include cut over methodology for P&G Asset information and open order information/handling.

     9. Transition of Deskside Service Operations will include open call handling procedures for cut over date 72 business hours prior to commencement of services.

     10. Action steps for open calls older than 24 business hours that are not closed before the commencement date will be documented and agreed to by P&G and Vendor.

                                     ATTACHMENT D

                         TERMINATION AND DECOMMISSIONING

OVERVIEW

This documents the activities necessary to decommission all services and support that Vendor is responsible for providing to P&G at the time the services are terminated for any reason. The focus of this is to ensure that services delivered by Vendor transition to P&G or its designated agent with minimum adverse impact on the P&G business.

The overall intent is that Vendor will continue to focus on the day-to-day activities, delivering the Services at the Service Levels. Concurrently, no later than 90 days prior to termination, Vendor will establish a decommissioning team to develop a Decommissioning Plan and then implement that plan (unless for some reason termination date is established with less than 90 days notice, in which case the team will be established within 5 days of notice of termination). The plan will be reviewed by and approved by P&G. In the event Services are being transitioned to another party selected by P&G, Vendor will cooperate with the other party in completing a successful transition to the same degree that it would cooperate with P&G to ensure impact of a transition on the P&G business is minimized.

The "Decommissioning Period" begins 90 days prior to the effective date of termination, and ends on the effective date of termination. Unless otherwise provided herein, the Vendor and P&G both have the same full responsibilities identified in this agreement throughout the Decommisioning Period as any other period during the Term.

The Vendor will retain its Key Vendor Personnel in place through the Decommissioning Period, and for sufficient time after the termination date to ensure Vendor responsibilities have been fufilled.

DECOMMISSIONING PLAN
At a minimum, the Decommissiong Plan will address the following scope:

     PROCUREMENT & FINANCIAL CONTROL
     Decommissioning   all  administrative   tasks  and  electronic   interfaces
     associated with procurement, asset inventory administration, P&G cross charging, purchase orders and DOA handling.

     WORKSTATION DISTRIBUTION CENTER
     Decommissioning processes and electronic interfaces related to P&G asset receipt, Barcode & E-tagging, P&G inventory updates, asset storage, pre-delivery preparation and distribution of P&G assets, asset liquidation, LAN infrastructure, fax machines, cancellation of telecommunications circuits and phone lines to P&G, and scheduling and coordination through a P&G Project Manager the packing and shipping of all P&G assets to the appropriate location(s)

     OPERATIONS
     Physical decommissioning of the Vendor desktop computing services & support infrastructure, spare parts inventory, electronic 2-way problem call dispatching scheduling and coordination of transition of open/unresolved calls

     TECHNICAL
     Return of all P&G assets and removal of all Vendor owned assets. Removal of all Vendor data, and application software from all P&G computing platforms to include Lotus Notes Databases and WEB Pages. Transfer of any data owned by P&G or about P&G operations, that may be in Vendor files or databases, to P&G or another party designated by P&G. This data transfer will be done in a manner that is secure and provides access as designated by P&G.

     VENDOR PROJECT OFFICE
     The  Project  Executive  (Account  Manager)  will  be  responsible  for the management, tracking, reporting, and successful results of the Decommissioning Plan. Weekly project status teleconferences will be held to review project progress, proposed changes, and document results. Minutes and issues will continue be kept by the Vendor Project Office. The office will be responsible for producing a final report to P&G once the format is agreed upon.

     PACKAGED SOFTWARE HELP DESK
     Responsible for decommissioning all aspects of call problem management and tracking systems to include the problem management system. Coordinate the transfer of P&G owned data files to P&G as required.


DECOMMISSIONING  MANAGEMENT
Management  of  the  Decommissioning  Process  is  further  agreed  to  include:

     a. Decommission Methodology - The Vendor Project Executive will work closely with the designated P&G Decommission Manager to ensure all planned activities are completed according to the agreed to schedule & process. Vendor will be responsible for tasks that are designated as Vendor responsibilities as agreed to by both parties
     b. The Decommission Plan - The document will include the activities necessary to transition responsibility for support of P&G's Systems from Vendor to P&G's identified agent. The Plan will be reviewed by the Decommission Team and updated weekly by Vendor to reflect the latest information regarding transition schedules, resource requirements, dependencies, exposures, and general transition progress
     c. Vendor Decommission Team members will be assigned specific tasks. Coordination will take place through regularly scheduled decommission meetings. The Vendor is responsible to call and chair meetings when they involve planning or implementation of the Vendor responsibilities, notifying P&G or other parties as appropriate.
     d. Procter & Gamble will designate a Project Executive to act as the liaison between any Non-P&G organization or company involved in the transition of services. Vendor will attend meetings with P&G and other parties as appropriate to plan transition of services to the other party. These meetings will be chaired by P&G.
     e. Vendor will cooperate fully with other parties that may be involved in trasition of services to ensure the transition occrs with no disruption to P&G business or service levels.
     f. Due to the critical nature of the decommission process and the need to expedite all activities, it will be the responsibility of both Parties to bring issues, concerns, and comments to the attention all Parties before or at regularly scheduled meetings
     g. Items that could impede the successful, timely completion of the Decommission tasks are classified as issues, concerns or exposures. These major issues, concerns, or exposures (and their related action plans) will be identified as Alerts & Concerns needing P&G's action
     h. Decommission of Procurement operations will include cut over methodology for P&G Asset information and open order information/handling
     i. Decommission of Deskside Service Operations will include open call handling procedures for cut over date 72 business hours prior to contract end date
     j. Action steps for open calls older than 24 business hours that are not closed before the cut over date will be documented and agreed to by P&G and Vendor

                                  ATTACHMENT E
                                 SERVICE LEVELS

The following sections define the Service Levels for this Agreement as of the Transition Completion Date. All Services Levels, unless otherwise stated, shall be measured on a calendar monthly basis. A Service Level Credit is the Financial Remedy associated with the particular Service Level Metric in the table. A Service Level Target represents the goal for the Service Level Metric, but does not have a specific Service Level Credit or Financial Remedy associated.
PROCUREMENT

SERVICE LEVEL METRIC                          SERVICE LEVEL                 CALCULATION                SERVICE LEVEL CREDIT
                                                                                                            OR TARGET2
                                                                                                       ---------------------

Perfect Orders
(Satisfy each of the requirements
identified below)
Delivery Timeliness1                                      98%  100*(Total Orders Not Delivered By      $     25 per Incident
(See below for lead time requirements)                         Requested Date/Total Orders)
                                                               --------------------------------------
Order Ship Complete                                       98%  100*(Total Orders Not Shipped           SL Target
(No Overages/Shorts/Damages or DOAs)                           Complete/Total Orders)
                                                               --------------------------------------
Invoiced Correctly (Orders)                              100%  100*(Total Invoices Not Correct/Total   SL Target
(Invoice on-time and accurate)                                 Invoices)
                                                               --------------------------------------
Vendor-Initiated Changes to the Delivery                   0%  100*(Total Orders Requiring Changes     SL Target
Schedule (Percent of total Orders/month)                       to Delivery Schedule/Total Orders)
                                                               --------------------------------------
Availability of Electronic Order and Order                98%  100*(Total Time System Not              SL Target
Tracking System                                                Available/Total Service Level
(M-F 7:30 AM EST to 8:30 PM EST)                               Availability of System)
                                                               --------------------------------------
Availability of 800 Number for Order                      98%  100*(Total Time System Not              SL Target
Assistance (M-F 7:30 AM EST to 8:30 PM EST)                    Available/Total Service Level
                                                               Availability of System)
                                                               --------------------------------------
P&G Satisfaction Survey                      4.0 / 5.0 scale   Average score of survey questions       SL Target
                                                               related to procurement processes
                                                               --------------------------------------


1 - Delivery timeliness is defined as Orders being delivered to the CWDC or drop shipped to the specified delivery address/contact on or before the time specified on the order (e.g., next day).
2 - Service Level Credit represents the Financial Remedy associated with missing the Service Level for the specific metric. Service Level Targets represent key metrics to be tracked and managed in meeting the Service Level Agreement, but do not have a specific Financial Remedy associated with the metric.

PROCUREMENT  LEAD  TIMES
The table below details the service levels for the maximum lead time that the Vendor requires for different order types.

ORDER TYPE                                                         SERVICE LEVELS1
--------------------------------------------------  ---------------------------------------------

Normal Orders - Equipment                                                                  3 Days
                                                    ---------------------------------------------
Normal Orders - Equipment (e.g. workstations and                                           5 Days
servers) configured with standardized Software
platforms
Expedited Orders - Equipment                                                                1 Day
                                                    ---------------------------------------------
Expedited Orders -Equipment (e.g. workstations and                                         2 Days
servers) configured with standardized Software
platforms
IS Expense and Software Orders                      Minimum Shipment Option As Offered By Vendor2
--------------------------------------------------  ---------------------------------------------


1 - A day is defined as a business day. If an order is received after 10 AM ET, Day 1 is considered to be the following business day.
2 - The minimum shipment option offered will be considered the maximum lead time that Vendor requires to ensure delivery of the product (e.g. same-day delivery).

CINCINNATI  WORKSTATION  DISTRIBUTION  CENTER

SERVICE LEVEL METRIC                      SERVICE LEVEL                CALCULATION              SERVICE LEVEL CREDIT OR TARGET
---------------------------------------  ----------------  -----------------------------------  -------------------------------
Perfect Orders
(Satisfy each of the requirements
identified below)
Delivery Timeliness1                                  98%  100*(Total Orders Not Delivered By   $               25 per Incident
(To user's desk or delivery location                       Requested Date/Total Orders)
specified on order)
Order Ship Complete                                   98%  100*(Total Orders Not Shipped        SL Target
(All equipment provided and no DOAs)                       Complete/Total Orders)
                                                           -----------------------------------
Installation Quality 1                               100%  100*(Total Configurable Equipment    SL Target
(No site corrective action required on                     Orders in Error/Total Configurable
standardized Software platform loaded                      Equipment Orders)
on machine)
Installation Quality 2                               100%  100*(Total Configurable, IQOQ        SL Target
(IQ/OQ complete, if needed)                                Equipment Orders with IQOQ in
                                                           Error/Total Configurable, IQOQ
                                                           Equipment Orders)
                                                           -----------------------------------
"Surge" Order Delivery Timeliness2                   100%  100*(Total Surge Orders Not          SL Target
(On-time and correct)                                      Delivered By Requested Date/Total
                                                           Surge Orders)
                                                           -----------------------------------
"Non-Surge" or Normal Order Delivery                 100%  100*(Total Normal Orders Not         SL Target
Timeliness (for Orders shipped to the                      Delivered By Requested Date/Total
WDC)3                                                      Normal Orders)
(On-time and correct)
Invoiced Correctly (Base Service)                    100%  100*(Total Invoices Not              SL Target
(Invoice on-time and accurate)                             Correct/Total Invoices)
                                                           -----------------------------------
Timeliness and Completeness of                       100%  100*(Total Transaction Files in      SL Target
Monthly Cross-Charge Transaction File                      Error/Total Transaction Files)
                                                           -----------------------------------
Disposal Pick-Up Timeliness1                          98%  100*(Total Pick-Up Orders Not        $               25 per Incident
                                                           Performed By Requested
                                                           Date/Total Pick-Up Orders)
Completeness of Hard Drive Secure                    100%  100*(Total Equipment Cleansing       SL Target
Erasure and Asset Tag Removal                              and Erasures in Error/Total
(Before release to the Workstation                         Equipment Cleansing and Erasures)
Disposal Vendor)
---------------------------------------
Asset Tags Returned within Five (5)                  100%  100(Total Asset Tags Not Returned    SL Target
Days of Pick-Up                                            in 5 Days/Total Asset Tags
                                                           Expected Returned in 5 Days)
                                                           -----------------------------------
P&G Satisfaction Survey                  4.0 / 5.0 scale   Average score of survey questions    SL Target
                                                           related to procurement processes
                                                           -----------------------------------


1 - Delivery or pick-up timeliness is defined as Orders or Product being delivered or picked-up on the day that the ordering party requests. If no requested date is given, products will be delivered in accordance with established Service Levels.
2 - Surge Orders are defined as Orders for any Product which is held in stock at the CWDC. Any Surge Order received before 2 p.m. should be delivered on the current or following day. Any Surge Order received after 2 p.m. should be delivered within 2 days.
3 - "Non-Surge" or Normal Orders are defined as Orders for any Product not normally held in stock at the CWDC, and are subject to the Procurement Service Level Table attached above.

WORKSTATION  DISPOSAL

SERVICE LEVEL METRIC                 SERVICE LEVEL               CALCULATION              SERVICE LEVEL CREDIT OR TARGET
----------------------------------  ----------------  ----------------------------------  -------------------------------

Disposal Pick-Up Timeliness1                     98%  100*(Total Pick-Up Orders Not       $               25 per Incident
                                                      Performed By Requested
                                                      Date/Total Pick-Up Orders)
                                                      ----------------------------------
Disposal Inventory Documentation                100%  100*(Total Inventories Not          SL Target
Received at Pick-Up                                   Received/Total Inventories
                                                      Expected)
Checks Received within Two (2)                   98%  100*(Total Checks Not               SL Target
Weeks of Pick-Up for those items                      Returned/Total Checks Expected
returning value                                       To Be Returned)
----------------------------------                    ----------------------------------
Invoiced Correctly (Base Service)               100%  100*(Total Invoices Not             SL Target
(Invoice on-time and accurate)                        Correct/Total Invoices)
                                                      ----------------------------------
Disposed Workstations in                        100%  100*(Total Disposal Not in          SL Target
Compliance with Local, State, and                     Compliance/Total Disposals)
Federal Regulations
P&G Satisfaction Survey             4.0 / 5.0 scale   Average score of survey questions   SL Target
                                                      related to procurement processes
                                                      ----------------------------------



1 - Disposal pick-up timeliness is defined as workstations being picked-up on the day that is requested from the CWDC with a minimum of five (5) days notice.

                      SERVICE LEVEL REPORTING REQUIREMENTS
This section defines the reports to be provided to P&G to ensure service levels are being met. This list reflects the current requirements and is subject to modification as additional information is required. Note that with advance notice to Vendor, P&G may conduct an audit of the reports provided, at its own expense and so as not to interfere with Vendor's normal business operations. P&G will notify the Vendor in advance of any changes made to these requirements. WORKSTATION PROCUREMENT

REPORT                                    DESCRIPTION                                FREQUENCY
------------------  --------------------------------------------------------  ------------------------

Primary SLA Report  Details the performance metrics listed above at the       Monthly      (Including
                    CWDC and the site level.  This report should be given to  Year-to-Date Statistics)
                    the Regional Asset manager and each SAT.
                    --------------------------------------------------------



CINCINNATI  WORKSTATION  DISTRIBUTION  CENTER

REPORT                                    DESCRIPTION                                FREQUENCY
------------------  --------------------------------------------------------  ------------------------

Primary SLA Report  Details the performance metrics listed above at the       Monthly      (Including
                    CWDC and the site level.  This report should be given to  Year-to-Date Statistics)
                    the Regional Asset manager and each SAT.
                    --------------------------------------------------------


CINCINNATI  WORKSTATION  DISTRIBUTION  CENTER

REPORT                                      DESCRIPTION                                 FREQUENCY
------------------  -----------------------------------------------------------  ------------------------

Primary SLA Report  Details the performance metrics listed above at two          Monthly      (Including
                    levels: the sub-site level and Cincinnati as a whole.  This  Year-to-Date Statistics)
                    report should be given to the Regional Asset manager,
                    the Cincinnati SATs, and the P&G manager of the
                    CWDC.
                    -----------------------------------------------------------


WORKSTATION  DISPOSAL

REPORT                                      DESCRIPTION                               FREQUENCY
--------------------  -------------------------------------------------------  ------------------------

Disposal Summary      Details the total number of disposed workstations, the   Monthly      (Including
                      dates disposed, and the financial outcome.  This report  Year-to-Date Statistics)
                      should be given to the Regional Asset Manager.
                      -------------------------------------------------------
Site Disposal Report  The manager of the CWDC and the Regional Asset           Upon Pick-Up
                      Manager should be provided with a report that contains
                      the disposal reference number and the serial number,
                      description, and disposal date for each item disposed.
                      -------------------------------------------------------
Primary SLA Report    Details the performance metrics listed above at          Monthly      (Including
                      the CWDC and the site level.  The report                 Year-to-Date Statistics)
                      should provide verification of secure hard drive
                      erasure for all disposed machines.  This report
                      should be given to the Regional Asset manager
                      and each SAT.
                      -------------------------------------------------------

END-USER  BREAK/FIX  SUPPORT

SERVICE LEVEL METRIC                          SERVICE LEVEL               CALCULATION            SERVICE LEVEL CREDIT OR
                                                                                                          TARGET
                                                                                                 ------------------------

Highest Priority - Resolution Time          90% in 30 minutes   100*(Total Highest Priority      $        25 per Incident
                                                                Calls not resolved within
                                                                Service Level/Total Highest
                                                                Priority Calls)
                                                                -------------------------------
High Priority - Resolution Time                90% in 2 hours   100*(Total High Priority Calls   $        25 per Incident
                                                                not resolved within Service
                                                                Level/Total High Priority
                                                                Calls)
                                                                -------------------------------
Standard Priority - Resolution Time            90% in 6 hours   100*(Total Standard Priority     $        25 per Incident
                                                                Calls not resolved within
                                                                Service Level/Total Standard
                                                                Priority Calls)
                                                                -------------------------------
Invoiced Correctly                                        100%  100*(Total Invoices Not          SL Target
(Invoice on-time and accurate)                                  Correct/Total Invoices)
                                                                -------------------------------
Problem Aging
Open Calls as a % of Total Calls                           10%  100*(Total Calls Open/Total      SL Target
                                                                Calls)
                                                                -------------------------------
% of Open Calls Less than 1 Day Old                      >=50%  100*(Total Calls Open Less       SL Target
                                                                than 1 Day/Total Calls)
                                                                -------------------------------
% of Open Calls Between 1 and 2 Days Old                 <=35%  100*(Total Calls Open            SL Target
                                                                Between 1 and 2 Days/Total
                                                                Calls)
                                                                -------------------------------
% of Open Calls Between 2 and 5 Days Old                 <=10%  100*(Total Calls Open            SL Target
                                                                Between 2 and 5 Days/Total
                                                                Calls)
                                                                -------------------------------
% of Open Calls Between 5 and 20 Days Old                <= 4%  100*(Total Calls Open            SL Target
                                                                Between 5 and 20 Days/Total
                                                                Calls)
                                                                -------------------------------
% of Open Calls Over 20 Days Old                        <=  1%  100*(Total Calls Open Over       SL Target
                                                                           20 Days/Total Calls)
                                                                -------------------------------
Calls Resolved Within 24 Hours                             90%  100*(Total Calls Resolved        SL Target
                                                                Within 24 Hours/Total Calls)
                                                                -------------------------------
P&G Satisfaction Survey                       4.0 / 5.0 scale   Average score of survey          SL Target
                                                                questions related to
                                                                procurement processes
                                                                -------------------------------


1 - Resolution Time is defined as the time a trouble call is received by the Vendor until the end-user's problem has been resolved or properly closed.

SERVER  BREAK/FIX  SUPPORT

SERVICE LEVEL METRIC                       SERVICE LEVEL              CALCULATION           SERVICE LEVEL CREDIT
---------------------------------------  ------------------  -----------------------------  ---------------------

Availability of Maintenance Personnel                7 X 24  NA
                                         ------------------  -----------------------------
Time to Acknowledge Server Outage Calls  100% in 15 minutes               100*(Total Calls  SL Target
                                                             Acknowledged in more than
                                                             15 minutes/Total Server
                                                             Outage Calls)
                                                             -----------------------------
Repair Resolution Time                       95% in 4 hours  100*(Total Call with repair    $    250 per Incident
                                                             resolution time more than 4    measured annually
                                                             hours/Total Calls Requiring
                                                             Repairs)

Repair Resolution Time                      100% in 8 hours  100*(Total Calls with repair   SL Target
                                                             resolution time more than 8
                                                             hours/Total Calls Requiring
                                                             Repairs)

P&G Satisfaction Survey                     4.0 / 5.0 scale  Average score of survey        SL Target
                                                             questions related to
                                                             procurement processes
                                                             -----------------------------


1 - FOR SERVERS, RESOLUTION TIME IS DEFINED AS THE ELAPSED TIME BETWEEN THE TIME A TROUBLE CALL IS RECEIVED BY THE VENDOR UNTIL THE SERVER IS ON-LINE AND AVAILABLE FOR USE. IF ADDITIONAL P&G ACTION IS REQUIRED BEFORE THE SERVER CAN BE MADE AVAILABLE FOR USE, SUCH AS THE RESTORATION OF DATA TO A REPLACED DISK DRIVE, THEN THE ELAPSED TIME ENDS WHEN P&G IS NOTIFIED THAT THEY MAY BEGIN THEIR ACTION.

PACKAGED  SOFTWARE  HELP  DESK  SUPPORT

SERVICE LEVEL METRIC                                 SERVICE LEVEL                          CALCULATION
--------------------------------------------------  ----------------  --------------------------------------------------------

Hold Time                                                30 seconds   Average hold time for all calls
                                                                      in a month
                                                                      --------------------------------------------------------
Abandonment Rate                                                  3%                                      100*(Total Abandoned
                                                                      Calls/Total Calls)
                                                                      --------------------------------------------------------
1st Time Resolution                                              80%                                       100*(Total 1st Time
                                                                      Resolution Calls/Total Calls)
                                                                      --------------------------------------------------------
Invoiced Correctly                                              100%  100*(Total Invoices Not
(Invoice on-time and accurate)                                        Correct/Total Invoices)
                                                                      --------------------------------------------------------
Availability of 800 Number for Support Assistance               100%  100*(Total Time 800 Number not available during Service
(M-F 7:30 AM EST to 8:30 PM EST)                                      Level time/Total Time 800
                                                                      Number is suppose to
                                                                      available per Service Level)
                                                                      --------------------------------------------------------
Problem Aging
Open Calls as a % of Total Calls                                 15%  100*(Total Calls Open/Total
                                                                      Calls)
                                                                      --------------------------------------------------------
% of Open Calls Less than 1 Day Old                            >=50%  100*(Total Calls Open Less
                                                                      than 1 Day/Total Calls)
                                                                      --------------------------------------------------------
% of Open Calls Between 1 and 2 Days Old                       <=35%  100*(Total Calls Open
                                                                      Between 1 and 2 Days/Total
                                                                      Calls)
                                                                      --------------------------------------------------------
% of Open Calls Between 2 and 5 Days Old                       <=10%  100*(Total Calls Open
                                                                      Between 2 and 5 Days/Total
                                                                      Calls)
                                                                      --------------------------------------------------------
% of Open Calls Between 5 and 20 Days Old                      <= 4%  100*(Total Calls Open
                                                                      Between 5 and 20 Days/Total
                                                                      Calls)
                                                                      --------------------------------------------------------
% of Open Calls Over 20 Days Old                               <= 1%  100*(Total Calls Open Over
                                                                                                          20 Days/Total Calls)
                                                                      --------------------------------------------------------
Calls Resolved Within 24 Hours                                   90%  100*(Total Calls Resolved in
                                                                      24 Hours/Total Calls)
                                                                      --------------------------------------------------------
P&G Satisfaction Survey                             4.0 / 5.0 scale   Average score of survey
                                                                      questions related to
                                                                      procurement processes
                                                                      --------------------------------------------------------

SERVICE  LEVEL  REPORTING  REQUIREMENTS
This section defines the reports to be provided to P&G to ensure service levels are being met. This list reflects the current requirements and is subject to modification as additional information is required. Note that with advance notice to Vendor, P&G may conduct an audit of the reports provided, at its own expense and so as not to interfere with Vendor's normal business operations. P&G will notify the Vendor in advance of any changes made to these requirements. END-USER BREAK/FIX SUPPORT

REPORT                                      DESCRIPTION                                 FREQUENCY
------------------  -----------------------------------------------------------  ------------------------

Primary SLA Report  Details the performance metrics listed above at two          Monthly      (Including
                    levels: the sub-site level and Cincinnati as a whole.  This  Year-to-Date Statistics)
                    report should be given to Regional Workplace Support
                    and each SAT.
                    -----------------------------------------------------------
Problem Aging       Total number of open calls broken down by the age            Both Weekly and
                    categories specified in the Service Levels.                  Monthly
                    -----------------------------------------------------------  ------------------------
Types of Call       Total number of calls broken down by problem type.           Monthly
------------------  -----------------------------------------------------------  ------------------------


SERVER  BREAK/FIX  SUPPORT

REPORT                                      DESCRIPTION                                  FREQUENCY
------------------  -----------------------------------------------------------  -------------------------

Primary SLA Report  Details the performance metrics listed above at two          Monthly      (Including
                    levels: the sub-site level and Cincinnati as a whole.  This  Year-to-Date Statistics)
                    report should be given to Regional Workplace Support         Financial calculation to
                    and each SAT.                                                be done on an annual
                                                                                 basis
                                                                                 -------------------------
Problem Aging       Total number of open calls broken down by the age            Monthly
                    categories specified in the Service Levels.
                    -----------------------------------------------------------


PACKAGE  SOFTWARE  HELP  DESK  SUPPORT  SERVICES

REPORT                                      DESCRIPTION                                 FREQUENCY
------------------  -----------------------------------------------------------  ------------------------

Primary SLA Report  Details the performance metrics listed above at two          Monthly      (Including
                    levels: the sub-site level and Cincinnati as a whole.  This  Year-to-Date Statistics)
                    report should be given to Regional Workplace Support
                    and each SAT.
                    -----------------------------------------------------------
Problem Aging       Total number of open calls broken down by the age            Both Weekly and
                    categories specified in the Service Levels.                  Monthly
                    -----------------------------------------------------------  ------------------------
Types of Call       Total number of calls broken down by problem type.           Monthly
------------------  -----------------------------------------------------------  ------------------------

                                  ATTACHMENT F
                                SPECIAL PROJECTS

This Attachment describes the methodology and principles associated with defining and scoping Special Projects that are requested by P&G for Vendor to perform. Generally, P&G may require Vendor to perform projects within the scope of the Services. These projects are considered "Special Projects" in that they generally require further definition of Services to be performed by Vendor so the Parties have a clear understanding of the scope, deliverables and other unique aspects of the project. Special Projects shall not be separately chargeable by Vendor unless P&G requires that the project be performed outside outside Normal Business Hours (as hereinafter defined). "Normal Business Hours" shall be Monday through Friday 7:30a.m. to 5:30p.m. The Vendor shall use the rates set forth under "Special Projects" in Attachment G to the Statement of Work when calculating the applicable charges for the Special Project.

SPECIAL  PROJECTS
-----------------

Vendor will be required to work in collaboration with P&G administration to support Special Projects. P&G will be responsible for the original project planning (scope, scheduling, etc.) and will provide trouble-shooting guides specific to the project. Vendor will collaborate with P&G to determine additional staffing needs and to provide assistance for these Special Projects, including required support outside of Normal Business Hours.

EACH SPECIAL PROJECT SHALL HAVE A PROJECT PLAN THAT WILL CONTAIN THE FOLLOWING TYPES OF INFORMATION:

     1. Purpose: This section will provide a high level, executive summary of the overall purpose of the project, and an understanding of the scope of work required by the project.
     2. Parties Responsibilties: This section will list, describe and assign all of the responsibilities required in order to complete the project. Each responsibility will be assigned to either Vendor, P&G, or, where appropriate, a third party.
     3. Deliverable Materials: This section will provide a complete list and description of all materials which will be delivered for the project.
     4. Estimated Schedule: This section will provide a map of the planned schedule for completion of the project. The dates for any milestones and responsibilities upon which the parties are relying must be stated.
     5. Completion Criteria: Any completion criteria Vendor is required to meet must be set forth in this section.
     6. Required Equipment and Materials: This section will list any required equipment and materials, including required Equipment and Software, and will state which party is responsible for providing each.
     7. Charges: If the Special Project is chargeable as provided above, Vendor shall quote the charges for P&G's approval in accordance with Attachment G to the Statement of Work. The charges may be specified as a fixed price and/or on a time and materials basis. These charges will be added to P&G's monthly invoices according to the agreed upon schedule for payment.
     8. Project Representative: This section will identify a representative for each party for each project.
          The attached template will be used to identify and track Special Projects.

EXHIBIT  1  -  TEMPLATE  PROJECT  PLAN  FOR  SPECIAL  PROJECTS

Project  Plan  Number:              .
-------------------------------------

This Project Plan describes a Special Project agreed upon by Vendor and P&G, and is subject to all the terms of the Procurement and End-User Support Agreement (the "Agreement") between Vendor and P&G dated ________, 199_. No changes to those terms are authorized on this form. This form will be used only for projects directly related to the scope of Services contained in the Agreement.


1.  PURPOSE  &  SCOPE  OF  WORK

2.  PARTIES'  RESPONSIBILITIES


    RESPONSIBILITIES                                        PARTY RESPONSIBLE
----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------


3.   DELIVERABLE MATERIALS


    MATERIAL
----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------


4.  SCHEDULE


    RESPONSIBILITY/MILESTONE                                ESTIMATED COMPLETION
                                                            DATE
----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------
a.
b.
c.
d.

5.  COMPLETION CRITERIA

    Completion Criteria                                     PARTY RESPON.
----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------


6.  REQUIRED EQUIPMENT AND MATERIALS


    EQUIPMENT/MATERIALS                                     OWN
----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------

----------------------------------------------------------  --------------------


7.  NUMBER OF RESOURCES REQUIRED AND RELATED CHARGES, IF APPLICABLE.


8.  PROJECT REPRESENTATIVE


   NAME:
----------------------------------------------------------  --------------------
   TITLE:
----------------------------------------------------------  --------------------
   PARTY REPRESENTING:
----------------------------------------------------------  --------------------
   ADDRESS:

   PHONE:
----------------------------------------------------------  --------------------
   FAX:
----------------------------------------------------------  --------------------





THE PROCTER & GAMBLE COMPANY              POMEROY COMPUTER RESOURCES
By:________________________________       By:________________________________
Name:______________________________       Name:______________________________
Title:_____________________________       Title:_____________________________
Date:______________________________       Date:______________________________

                                  ATTACHMENT G
                                     CHARGES


1.   INTRODUCTION

     1.1. This Attachment describes the methodology for calculating the charges for the Services being provided by Vendor for P&G pursuant to the Agreement. The prices and rates for the Services, as set forth in this Attachment G, are fixed for the Term, unless modified and amended by mutual agreement of the Parties in accordance with the terms of the Agreement.

     1.2. The Services are further defined and described in the Agreement and the Statement of Work, including Attachments B-1, B-2 and B-3 thereto. For specific charges, see Exhibit G-1 to this Attachment G. All Services will be billed in accordance with the terms and conditions of this Agreement at the end of each month.

     1.3. The charges are grouped into Service categories as listed below, with a description of the applicable charges included under each such Service category. Exhibit G-1 to this Attachment G identifies the particular charges and rates for each Service category. This
          Attachment outlines all charges that may be payable by P&G for the Services.

     1.4. As required by the terms of the Agreement, Vendor shall implement processes, tools and procedures necessary to accurately monitor, record, and report the Services provided, and the procurement of the Products. In accordance with the terms of the Agreement, each monthly invoice shall be supported by an appropriate level of detail. At a minimum, each invoice shall be supported by an accounting consistent with the payment terms as described in the Agreement.

     1.5. P&G reserves the right not to accept billing for any other costs or services not outlined in this Attachment or its Exhibits.

     1.6. With respect to recurring charges, the extent of the charges shall be determined by multiplying the applicable per unit price by the corresponding applicable number of units (be it number of workstations, servers, or problem tickets) as provided in Exhibit G-1 of Attachment G.

2.   SERVICE CATEGORIES AND PRICING METHODOLOGY

     2.1. Procurement   Service  (Defined  as  WS  Procurement  and  IS  Expense
          Procurement in Exhibit G-1 of Attachment G)

          (a) This Service will be invoiced to P&G based on a % upcharge on Vendor's Cost (as hereinafter defined) for the Products. "Cost" as used herein shall refer to Vendor's actual cost for the Product subject of the Order issued by P&G from Vendor's lowest-tier supplier for such Product or P&G's negotiated price for such Product, net of all applicable discounts, rebates, and the like, plus the applicable upcharge identifed in Exhibit G-1 to this Attachment G.

          (b) Actual Out-of-Pocket or negotiated freight charges will be paid by P&G, if applicable or as specified in Exhibit G-1.

          (c) If applicable and set forth in Exhibit G-1 to this Attachment G, there will be an expedited order charge on any Product Orders,which are to be expedited, as set forth in the Procurement Lead Times Table.

2.2. CWDC Management Service

     The charges for this Service, as specified in Exhibit G-1 to this Attachment G, will be charged on a per workstation/expense item on a monthy basis.

2.3. Packaged Software Helpdesk Service

     (a) This service will be charged on a per Call (as hereinafter defined) basis.

     (b) For purposes of this Agreement, a "Call" shall refer to a problem ticket opened by Vendor customer representative for a new problem initiated by a P&G end-user. P&G shall not be charged for any other calls, including: (i) any calls resolved without having to speak to a Vendor customer representative; (ii) follow-up or status calls made on the same problem ticket; (iii) call necessitated do to Vendor's failure to meet a Service Level or perform the Services properly.

2.4. Deskside and Server Support Support Service

     (a) This service will be billed on a per workstation (and server) basis at the rates set forth in Exhibit G-1 to this Attachment G.

     (b) For purposes hereof, a "workstation" or "server" shall include any and all peripheral equipment connected to the workstation or server, as the case may be.

     (c) Billing for individual service categories is to begin when the entire category of service is being provided, or as agreed to by P&G.
          Further, service categories with billing based on actual number of workstations and servers will be determined from unit counts taken from P&G's Asset Management System. The initial unit count will be established on or before the Effective Date and updated every 6 months or in the event of a major change.

     (d) At P&G's sole option and upon 90 days prior notice to Vendor at any time during the Term, P&G may convert the per workstation support charges to a per technician pricing identified in Exhibit G-1 to this Attachment G for any or all of the P&G Sites. Vendor agrees to reasonably cooperate with P&G in assessing the feasibility of making such a change, including providing historical analysis of the what the fees would have been if per technician pricing was being utilized.

2.5. Workstation Disposal

     (a) This Service will be billed as a percentage of the residual value of units disposed of on a monthly basis. Disposal preparation Services will be done at the CWDC. The disposal fee is, again, a percentage of the residual value of the units disposed. P&G will receive all proceeds from the sale of disposed Equipment, net of any amounts due to the Vendor as set forth in Exhibit G-1 to this Attachment G.

2.6  P & G Order Management Team

     (a) This team will be billed monthly on a per FTE basis. P & G has the right to determine the staffing levels of this team.

3.   SPECIAL PROJECTS HANDLING

3.1. If P&G  initiates  a request  of Vendor to  perform a Special  Project  (as outlined in Attachment F), Vendor will develop a quote of the cost for those resources for the requesting P&G Manager, using the form in Attachment F. The quote will be developed by using the Special Project Resources Rates as specified in Exhibit G-1 to this Attachment G with a time estimate to complete the project. Vendor will invoice P&G on a project basis for the actual number of hours that the Special Project FTEs were working on P&G projects during the applicable period. P&G is not responsible for any charges for Special Projects unless the special projects form from Attachment F has been signed by P&G and placed on file with the P&G Contract Executive.

3.2. The Special Projects Resource Rates specified in Exhibit G-1 to this Attachment G are based upon an FTE being equal to 1900 billable hours per year. Vendor will provide P&G with advance notice and obtain P&G written approval if overtime rates (time and 1/2) or other premium rates (holidays etc.) are applicable for any FTEs on any special projects. Generally, time and will apply to overtime hours for special projects resources (>40 hours/week) and double time will apply to special projects performed on Sundays or vendor recognized holidays. Vendor will provide P&G with advanced notice and obtain P&G's approval of any travel or lodging expenses associated with FTEs assigned to Special Projects. P&G will be invoiced for these on an Out-of-Pocket basis.

                                  ATTACHMENT H
                               OVERALL MANAGEMENT

1.1  OVERVIEW AND OBJECTIVE

This attachment describes the approach Vendor will use to provide continuous and overall management of Services. Additionally, the responsibilities of Vendor with regard to project management are identified.

The success of Services depends upon prudent strategic guidance and precise operational management. Vendor is responsible for day-to-day operational management.

Vendor's  service  philosophy  should  incorporate  several  key  strategies:

     - Support of the P&G Local Support Center to answer questions, resolve problems and provide services for user help and support, accessible through the P&G Local Call Center.
     - Support of P&G's procurement owner/team and affiliated organizations (i.e. finance and accounting) to answer questions, resolve problems, and offer guidance in relation to the procurement of Equipment, CWDC, disposal processes, and the activities of the ordering team.
     - A structured and managed interface between Vendor and P&G's retained responsibilities.
     - A dedicated delivery team, headed by a senior Vendor Project Executive, providing a single point of contact for P&G management regarding the ongoing delivery of service.
     - Dedication to provide trained on-site personnel to deliver local support.

Vendor's approach to contract project management should maintain a proven track record of performance and customer satisfaction through a number of key tactics:

     - A dedicated project team assigned to assure sharp focus on P&G's needs.
     - A close relationship with P&G, assuring a team-oriented approach to maintaining high quality Service delivery.
     -    A Vendor focus on Customer Satisfaction.
     - A Vendor's contract management commitment to responsive and quality service delivery.
     - Vendor is the prime contractor for all Services. In accordance with the terms of the Agreement, Vendor will enlist subcontractors to deliver Services where appropriate. In these cases, Vendor will assure that all subcontracted services are delivered according to the terms of the Agreement.

Vendor will apply a tailored set of existing processes to suit P&G requirements as reflected in this Agreement. Vendor is accountable for meeting the Service Levels.

1.2    SUPPORT  MODEL  AND  ORGANIZATIONAL  RELATIONSHIPS

1.2.1  PROJECT  EXECUTIVE

Vendor will assign a Vendor Project Executive to be the senior executive for the project. The Vendor Project Executive will select and assign appropriate resources and management for each major functional element of the project.

Vendor Project Office facilities will be readily accessible to appropriate P&G personnel and will provide managerial support for activities performed for P&G Sites.

1.2.2  VENDOR  PROJECT  EXECUTIVE  RESPONSIBILITIES
The experience of Vendor management team is vital to the success of the project. P&G has identified the following position as being a key position to the success of the contract.

PROJECT EXECUTIVE - The Project Executive has overall management responsibility for the success of the project.

Vendor  Project  Executive  will:
     - Managing the overall relationship between Vendor and Vendor IT executives and Vendor User executives;
     - Managing the customer satisfaction with all Services provided by Vendor under this Agreement;
     - Providing overall personnel management of Vendor personnel assigned to the project; and
     - Manage the Project for Vendor including planning, directing, and monitoring all Project activities;
     - Develop the detailed Project Plan for transition and on-going maintenance of services;
     -    Maintain a file of the Project Plan and any associated documentation;
     - Establish/maintain the project team and orient the team members regarding the project management process and the Project Plan, including the individual responsibilities, schedules, etc.;
     - Be Vendor primary point of contact for establishing and maintaining communications P&G;
     - Define the resources required for the project and assure those resources are available as scheduled;
     - Measure, track, and evaluate progress regarding the provision of the designated services to the required designated Service Levels;
     -    Administer and be accountable for project change control;
     - Plan, schedule and participate in periodic project reviews, as applicable;
     - Establish and maintain the necessary financial controls for those areas of the project for which Vendor has responsibility.

 1.3     VENDOR  MANAGEMENT  STRUCTURE

Positions needed to ensure the success of the project and the functions awarded therein will be named and staffed accordingly by Vendor. This staffing plan will be subject to review by P&G. At a minimum, Vendor will provide to P&G organizational charts indicating the reporting lines and responsibilities of key members of Vendor project team. One individual may be responsible for more than one designated service. This document shall be updated and resubmitted as needed.

This named Project Team will provide overall strategic guidance for the project as well as perform day-to-day administrative tasks including contract management, report review, and Service Level review. Vendor Project Team will be located such that it is readily accessible to appropriate P&G personnel.

1.5     PROCEDURES  MANUAL

A key to success of the Project is Vendor's experience in implementing and following repeatable processes and procedures for all elements of the services delivered. The processes and procedures developed to guide the execution of tasks for each of the designated dervices will be created and maintained in a Procedures Manual.

The Procedures Manual is a living tool in that it will not be viewed as final at any point in time. The sections of the manual will reflect the actual processes and procedures being followed by Vendor and the Project Team and staff, and they will be continually under evaluation for refinement and improvement.

1.5.1  CONTENT

The Procedures Manual is intended to be a comprehensive collection of processes, procedures, and relevant measurement materials that describe how each designated service will be managed, executed, and measured. The Procedures Manual includes the following sections:
     Services
     -    Procedure/process documentation
     -    Procedure/process diagrams
     -    Roles and responsibilities
     - Other supporting/relevant materials will be included Service Level Management
     -    Service Level strategy
     -    Service Level metrics for each service
     - Other supporting/relevant materials will be included Documents of Vendor Management Process
     -    Vendor management process
     -    Vendor Project Team, including organization charts
     -    Vendor Key Positions, including organization charts
     -    Vendor/P&G Contract with all attachments
     -    Other   supporting/relevant   materials  will  be  included  Reporting
          strategy
     -    Sample reports
     - Other supporting/relevant materials will be included Service Locations (Attachment A) Change Control
     -    Designated service process change control
     -    Project change control

                                  ATTACHMENT I
                                QUALITY PROCESSES


In  consultation with P&G, Vendor will use quality processes which will include:

1.     Change  Management  Process  specifying  that all material changes to the
       ---------------------------
Services or related operations of P&G will be properly documented and no changes to the Services will be made which adversely affect the business operations of P&G without first obtaining the proper sign-off from the authorized P&G approvers.

2.     Problem  Management  Processspecifying  the  process for managing P&G End
       ----------------------------
User Deskside and Workplace Server problems. The procedures will establish the process to identify problem 'owners', back-up contacts and escalation points.
3.     Service  Level Management Process ensures that there is understanding and

       ---------------------------------
consistency of levels of service provided by Vendor to P&G. Service Level Management ensures that the appropriate service levels are negotiated with the customer, are documented and measurable, and are reported on to the users of services provided by Vendor. Through trending and analysis of those measurements, service level management provides a base for enhancements to the environment plans which are cost effective and provide for continuous improvement efforts.

4.     Disaster  Recovery  Process  -  Vendor  includes  P&G's disaster recovery
       ---------------------------
procedures  as  they  relate  to  Vendor'  provision  of  the  Services.

5.     Reporting and Documentation Process specifying that Vendor will provide a
       -----------------------------------
set of periodic reports to P&G. At a minimum, these reports will include monthly performance reports documenting Vendor' Service Level performance, monthly project schedule reports documenting the status of ongoing projects, and monthly change reports documenting operational changes performed during the previous month. Vendor will provide P&G with such documentation and other information as may be reasonably requested by P&G to verify the accuracy of the reports specified above.

6.     Scheduled  Meetings  - The parties will mutually determine an appropriate
       -------------------
set of periodic meetings to be held between representatives of P&G and Vendor. The meetings will include weekly meetings among operational personnel to discuss ongoing issues relating to daily performance and planned or anticipated activities and changes, monthly Review Committee meetings to review the performance reports, the project schedule reports, the changes reports, and such other matters as appropriate, and a quarterly senior management meeting to review relevant contract and performance issues.

                           EXHIBIT G-1 OF ATTACHMENT G

SERVICE CATEGORY             SERVICE CHARGED                      ADDITIONAL DESCRIPTION                CHARGE- PREF.
                           (%=markup on cost,                                                            SVC LEVELS
                           $= per item/event)
-------------------  -------------------------------  -----------------------------------------------  --------------

WS PROCUREMENT
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Mgmt. Up Charge
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                      Dell Hardware                                             -0.25%
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                      Other Manufacturers                                           2%
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Freight In Charges                                                                out-of-pocket
                                                                                                       or Negotiated
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Freight Out Charges              Hardware shipped to outside Cincinnati           out-of-pocket
                                                                                                       or Negotiated
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Expedited Orders                                                                  $ 50 per order
-------------------  -------------------------------  -----------------------------------------------  --------------
CWDC MGMT
-------------------  -------------------------------  -----------------------------------------------  --------------
                     WS Mgmt. Charge                                                                   $           15
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Cincinnati Delivery              System or Stand-alone Hardware                   $    10/System
                     Charges                                                                           $5 stand alone
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Standard Software                                                                 $           10
                     Platform Installation
-------------------  -------------------------------  -----------------------------------------------  --------------
                     IQ charge                                                                         $            5
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Surge Item Expense
                     Order Mgmt.
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                      Mgmt charge                                      $            0
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                      Delivery Cincy                                   $            3
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                                       or Negotiated
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Workstation Disposal             Disposal Prep.                                   $           15
                                      / Secure Erase
-------------------  -------------------------------  -----------------------------------------------  --------------
IS EXPENSE PROC.                                      Should include any  3rd party reseller charges
-------------------  -------------------------------  -----------------------------------------------  --------------
                     IS Expense                                                                                     6%
                     Procurement Mgmt
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Software Proc. Mgmt                                                                           10%
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Freight                                                                           out-of-pocket
                                                                                                       or Negotiated
-------------------  -------------------------------  -----------------------------------------------  --------------
PKG SW HELPDESK
                     Charge per Call
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                       0-10,000 calls  $            0
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                  10,001-20,000 calls  $            0
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                  20,001-20,999 calls  $            0
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                        21,000+ calls  $            0
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Web Based Support                                                                 $            0
-------------------  -------------------------------  -----------------------------------------------  --------------
WORKSTATION  AND  SERVER  SUPPORT
(for  Cincinnati,  OH  and  Hunt  Valley,  MD  Only)
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Break/Fix Workstation support    Per workstation charge per year
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                      less than 16,001 wks                             $       352.80
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                        16,001-18,000  $       339.30
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                        18,001-19,000  $       310.50
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                        19,001-20,000  $       300.60
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                        20,001-22,000  $       292.50
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                        22,001-24,000  $       283.50
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                              24,001+  $       280.80
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Server Break Fix                 per server per year
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                         0-50 Servers  $        1,875
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                       51-100 Servers  $        1,845
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                      101-150 Servers  $        1,815
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                      151-200 Servers  $        1,780
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                      201-250 Servers  $        1,750
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                      251-300 Servers  $        1,690
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                      301-350 Servers  $        1,625
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                      351-400 Servers  $        1,565
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                                                         401+ Servers  $        1,500
-------------------  -------------------------------  -----------------------------------------------  --------------
DIPOSAL
                     Disposal Prep                    Cincinnati Only (primarily                       $            0
                                                      done at CWDC)
-------------------  -------------------------------  -----------------------------------------------  --------------
                     Workstation Disposal             Cincinnati Only                                            17.5%
                     Fee
-------------------  -------------------------------  -----------------------------------------------  --------------
P&G ORDER MGMT TEAM
                     Charge per FTE                   Anticipated to be 3-4                            $    3,466/Mo.
                                                      people
-------------------  -------------------------------  -----------------------------------------------  --------------
SPECIAL PROJECTS
                     Special projects
                     Resources
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                      Technician hrly rate*                            $           45
-------------------  -------------------------------  -----------------------------------------------  --------------
                                                      Sys. Engineer hrly rate*                         $           55
-------------------  -------------------------------  -----------------------------------------------  --------------
*Overtime  is  time  and   and  PCR  holidays  and  Sundays  are  double  time.

-------------------  -------------------------------  -----------------------------------------------  --------------
WORKSTATION SUPPORT PRICING
METHODOLOGY CONVERSION OPTION
-----------------------------
                     Charge per support staff FTE                                                         $75,600 yr.
                     staff FTE
-------------------  -------------------------------  -----------------------------------------------  --------------

                                  ATTACHMENT E
                                    EXHIBIT 1

DESCRIPTION  AND  CALUCULATION  OF  FINANCIAL  REMEDIES  FOR  SERVICE  LEVELS

The vendor will manage and track measurements associated with the Service Levels of this agreement as defined in Appendix E. In the event that the required Service levels are not achieved in the applicable period, the following are examples of how Financial Remedies will be assessed as described in each of the following areas:

PROCUREMENT  FINANCIAL  REMEDIES

The goal is to exceed the minimum target of 98% as set in Attachment E, Procurement, for Delivery Timeliness to the CWDC. This committment will be monitored on a rolling month basis. A rolling month is defined as two consecutive months. Pomeroy will achieve a 98% success rate. If Pomeroy fails to achieve the 98% Service Level for two (2) consecutive months, Procter & Gamble will receive a $25.00 credit per incident below stated 98% success rate in the second month. Each individual order is defined as an incident. See examples below:

ROLLING    TOTAL ORDERS  MET DUE DATE  SUCCESS RATE     INCIDENTS    SERVICE LEVEL
MONTH                      MINIMUM                      BELOW 98%    CREDIT DUE TO
                           TARGETS                    SUCCESS RATE     PROCTER &
                                                                         GAMBLE
                                                                     --------------

MARCH               100            98            98%              0  $            0
           ------------  ------------  -------------  -------------  --------------
APRIL               100            97            97%              1  $            0
           ------------  ------------  -------------  -------------  --------------
MAY                 100            98            98%              0  $            0
           ------------  ------------  -------------  -------------  --------------
JUNE                100            96            96%              2  $            0
           ------------  ------------  -------------  -------------  --------------
JULY                100            92            92%              6  $          150
           ------------  ------------  -------------  -------------  --------------
AUGUST              100            97            97%              1  $           25
           ------------  ------------  -------------  -------------  --------------
SEPTEMBER           100            99            99%              0  $            0


CINCINNATI  WORKSTATION  DISTRIBUTION  CENTER  FINANCIAL  REMEDIES

The goal is to exceed the minimum target of 98% as set in Attachment E, Cincinnati Workstation Distribution Center, for Delivery Timeliness to the ordering party. This committment will be monitored on a rolling month basis. A rolling month is defined as two consecutive months. Pomeroy will achieve a 98% success rate. If Pomeroy fails to achieve the 98% Service Level for two (2) consecutive months, Procter & Gamble will receive a $25.00 credit per incident below stated 98% success rate in the second month. Each individual order is defined as an incident. See examples below:

ROLLING    TOTAL ORDERS  MET DUE DATE  SUCCESS RATE     INCIDENTS    SERVICE LEVEL
MONTH                      MINIMUM                      BELOW 98%    CREDIT DUE TO
                           TARGETS                    SUCCESS RATE     PROCTER &
                                                                         GAMBLE
                                                                     --------------

MARCH               100            98            98%              0  $            0
           ------------  ------------  -------------  -------------  --------------
APRIL               100            97            97%              1  $            0
           ------------  ------------  -------------  -------------  --------------
MAY                 100            98            98%              0  $            0
           ------------  ------------  -------------  -------------  --------------
JUNE                100            96            96%              2  $            0
           ------------  ------------  -------------  -------------  --------------
JULY                100            92            92%              6  $          150
           ------------  ------------  -------------  -------------  --------------
AUGUST              100            97            97%              1  $           25
           ------------  ------------  -------------  -------------  --------------
SEPTEMBER           100            99            99%              0  $            0


CINCINNATI  WORKSTATION  DISTRIBUTION  CENTER  FINANCIAL  REMEDIES  (CONTINUED)

The goal is to exceed the minimum target of 98% as set in Attachment E, Cincinnati Workstation Distribution Center, for Disposal Pick-up Timeliness. This committment will be monitored on a rolling month basis. A rolling month is defined as two consecutive months. Pomeroy will achieve a 98% success rate. If Pomeroy fails to achieve the 98% Service Level for two (2) consecutive months, Procter & Gamble will receive a $25.00 credit per incident below stated 98% success rate in the second month. Each individual order is defined as an incident. See examples below:

ROLLING    TOTAL PICK-UP  MET DUE DATE  SUCCESS RATE     INCIDENTS    SERVICE LEVEL
MONTH         ORDERS        MINIMUM                      BELOW 98%    CREDIT DUE TO
                            TARGETS                    SUCCESS RATE     PROCTER &
                                                                          GAMBLE
                                                                      --------------

MARCH                100            98            98%              0  $            0
           -------------  ------------  -------------  -------------  --------------
APRIL                100            97            97%              1  $            0
           -------------  ------------  -------------  -------------  --------------
MAY                  100            98            98%              0  $            0
           -------------  ------------  -------------  -------------  --------------
JUNE                 100            96            96%              2  $            0
           -------------  ------------  -------------  -------------  --------------
JULY                 100            92            92%              6  $          150
           -------------  ------------  -------------  -------------  --------------
AUGUST               100            97            97%              1  $           25
           -------------  ------------  -------------  -------------  --------------
SEPTEMBER            100            99            99%              0  $            0


WORKSTATION  DISPOSAL  FINANCIAL  REMEDIES

The goal is to exceed the minimum target of 98% for Workstation Disposal as described in Attachment E, Workstation Disposal Pick-up Timeliness. This committment will be monitored on a rolling month basis. A rolling month is defined as two consecutive months. Pomeroy will achieve a 98% success rate. If Pomeroy fails to achieve the 98% Service Level for two (2) consecutive months, Procter & Gamble will receive a $25.00 credit per incident below stated 98% success rate in the second month. Each individual order is defined as an incident. See examples below:

ROLLING     TOTAL    MET DUE DATE  SUCCESS RATE     INCIDENTS    SERVICE LEVEL
MONTH      DISPOSAL    MINIMUM                      BELOW 98%    CREDIT DUE TO
                       TARGETS                    SUCCESS RATE     PROCTER &
                                                                     GAMBLE
                                                                 --------------

MARCH           100            98            98%              0  $            0
           --------  ------------  -------------  -------------  --------------
APRIL           100            97            97%              1  $            0
           --------  ------------  -------------  -------------  --------------
MAY             100            98            98%              0  $            0
           --------  ------------  -------------  -------------  --------------
JUNE            100            96            96%              2  $            0
           --------  ------------  -------------  -------------  --------------
JULY            100            92            92%              6  $          150
           --------  ------------  -------------  -------------  --------------
AUGUST          100            97            97%              1  $           25
           --------  ------------  -------------  -------------  --------------
SEPTEMBER       100            99            99%              0  $            0

END  USER  BREAK  FIX  SERVICE  FINACIAL  REMEDIES  -  HIGHEST  PRIORITY

The goal is to provide repairs as defined in Attachment B-3 of the Statement of Work. This committment will be monitored on a rolling month basis. A rolling month is defined as two consecutive months. Pomeroy will achieve a 98% success rate. If Pomeroy fails to achieve the 98% Service Level for two (2) consecutive months, Procter & Gamble will receive a $25.00 credit per incident below stated 98% success rate in the second month. Each individual highest priority ticket is defined as an incident. See examples below:

ROLLING    TOTAL HIGHEST      MET      SUCCESS RATE     INCIDENTS    SERVICE LEVEL
MONTH        PRIORITY     RESOLUTION                    BELOW 90%    CREDIT DUE TO
              TICKETS      TIME (30                   SUCCESS RATE     PROCTER &
                           MINUTES)                                      GAMBLE
                          -----------                                --------------
---------

MARCH          1000          1000          100%             0              $0
           -------------  -----------  -------------  -------------  --------------
APRIL          1000           890           89%            10              $0
           -------------  -----------  -------------  -------------  --------------
MAY            1000           900           90%             0              $0
           -------------  -----------  -------------  -------------  --------------
JUNE           1000           850           85%            50              $0
           -------------  -----------  -------------  -------------  --------------
JULY           1000           865          86.5%           35             $875
           -------------  -----------  -------------  -------------  --------------
AUGUST         1000           899          89.9%           11             $275
           -------------  -----------  -------------  -------------  --------------
SEPTEMBER      1000           970           97%            30              $0


END  USER  BREAK  FIX  SERVICE  FINACIAL  REMEDIES  -  HIGH  PRIORITY

The goal is to provide repairs as defined in Attachment B-3 of the Statement of Work. This committment will be monitored on a rolling month basis. A rolling month is defined as two consecutive months. Pomeroy will achieve a 98% success rate. If Pomeroy fails to achieve the 98% Service Level for two (2) consecutive months, Procter & Gamble will receive a $25.00 credit per incident below stated 98% success rate in the second month. Each individual high priority ticket is defined as an incident. See examples below:

ROLLING    TOTAL HIGH      MET      SUCCESS RATE     INCIDENTS    SERVICE LEVEL
MONTH       PRIORITY   RESOLUTION                    BELOW 90%    CREDIT DUE TO
            TICKETS      TIME (2                   SUCCESS RATE     PROCTER &
                         HOURS)                                       GAMBLE
                       -----------                                --------------

MARCH            1000         1000           100%              0  $            0
           ----------  -----------  -------------  -------------  --------------
APRIL            1000          890            89%             10  $            0
           ----------  -----------  -------------  -------------  --------------
MAY              1000          900            90%              0  $            0
           ----------  -----------  -------------  -------------  --------------
JUNE             1000          850            85%             50  $            0
           ----------  -----------  -------------  -------------  --------------
JULY             1000          865          86.5%             35  $          875
           ----------  -----------  -------------  -------------  --------------
AUGUST           1000          899          89.9%             11  $          275
           ----------  -----------  -------------  -------------  --------------
SEPTEMBER        1000          970            97%             30  $            0

END  USER  BREAK  FIX  SERVICE  FINACIAL  REMEDIES  -  STANDARD  PRIORITY

The goal is to provide repairs as defined in Attachment B-3 of the Statement of Work. This committment will be monitored on a rolling month basis. A rolling month is defined as two consecutive months. Pomeroy will achieve a 98% success rate. If Pomeroy fails to achieve the 98% Service Level for two (2) consecutive months, Procter & Gamble will receive a $25.00 credit per incident below stated 98% success rate in the second month. Each individual standard priority ticket is defined as an incident. See examples below:

ROLLING     TOTAL        MET      SUCCESS RATE     INCIDENTS    SERVICE LEVEL
MONTH      STANDARD  RESOLUTION                    BELOW 90%    CREDIT DUE TO
           PRIORITY    TIME (6                   SUCCESS RATE     PROCTER &
           TICKETS     HOURS)                                       GAMBLE
           --------  -----------                                --------------

MARCH          1000         1000           100%              0  $            0
           --------  -----------  -------------  -------------  --------------
APRIL          1000          890            89%             10  $            0
           --------  -----------  -------------  -------------  --------------
MAY            1000          900            90%              0  $            0
           --------  -----------  -------------  -------------  --------------
JUNE           1000          850            85%             50  $            0
           --------  -----------  -------------  -------------  --------------
JULY           1000          865          86.5%             35  $          875
           --------  -----------  -------------  -------------  --------------
AUGUST         1000          899          89.9%             11  $          275
           --------  -----------  -------------  -------------  --------------
SEPTEMBER      1000          970            97%             30  $            0


SERVER  BREAK  FIX  SERVICE  FINACIAL  REMEDIES

The goal is to provide repairs as defined in Attachment B-3 of the Statement of Work. This committment will be monitored on a monthly basis. The Financial Remedies will be calculated on an annual basis starting upon the Effective Date of the contract. If Pomeroy fails to achieve the stated repair rate for each 12-month period, Procter & Gamble will receive a $250.00 credit per incident below the stated success rate. Each individual order is defined as an incident. See examples below:

12 MONTH        TOTAL TICKETS      MET      SUCCESS RATE     INCIDENTS    SERVICE LEVEL
PERIOD                         RESOLUTION                    BELOW 95%    CREDIT DUE TO
                                 TIME (4                   SUCCESS RATE     PROCTER &
                                 HOURS)                                       GAMBLE
                               -----------                                --------------

4/1/99-3/31/00            100           98            98%              0  $            0
                -------------  -----------  -------------  -------------  --------------
4/1/00-3/31/01            120          110          91.6%              4  $        1,000
--------------  -------------  -----------  -------------  -------------  --------------

                   POMEROY SELECT INTEGRATION SOLUTIONS, INC.
                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT made as of this 6th day of January, 1999, by and between POMEROY SELECT INTEGRATION SOLUTIONS, INC., a Delaware corporation ("Company"), and STEPHEN E. POMEROY ("Employee").

                              W I T N E S S E T H:

     WHEREAS, Employee has been employed by Pomeroy Computer Resources, Inc. ("PCR"), pursuant to an Employment Agreement dated November 13, 1996;

     WHEREAS,  the  Company  is  a  subsidiary  of  PCR;

     WHEREAS, the Company and Employee desire to provide for Employee's employment by the Company and to provide Employee with compensation incident thereto;

     WHEREAS, the Company and Employee desire to enter into a new Employment Agreement to set forth new responsibilities, duties and benefits for Employee; and

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein set forth, the parties hereby covenant and agree as follows:

     1. Employment.  The Company agrees to employ the Employee, and the Employee
        ----------
agrees to be employed by the Company, upon the following terms and conditions.

     2. Term. Subject to the provisions for termination as hereinafter provided,
        ----
the term of this Employment Agreement shall begin on the 6th day of January, 1999, and shall continue for three (3) years, thereafter. On each day during the term of this Agreement, such term automatically shall be extended on a daily basis such that the term of this Agreement shall continue to be three (3) years unless this Agreement is terminated as provided in Section 10, provided that Sections 8, 9,10(b), 10(c), if applicable, and 11, if applicable, shall survive the termination of such employment and shall expire in accordance with the terms set forth therein.

     3. Place of  Employment.   In  connection  with  Employee's  employment  by
        --------------------
Company, Employee shall be based at the principal executive offices of the Company located in Hebron, Kentucky.

     4. Duties. Employee shall serve as President and Chief Executive Officer of
        ------
the Company upon execution hereof and appropriate action by the Board of Directors. Employee shall be responsible to and report directly to the Board of Directors. Employee shall devote his best efforts and substantially all his time during normal business hours to the diligent, faithful and loyal discharge of the duties of his employment and towards the proper, efficient and successful conduct of the Company's affairs. Employee further agrees to refrain during the term of this Agreement from making any sales of competing services or products or from profiting from any transaction involving computer services or products for his account without the express written consent of Company.

     5. Compensation and Related Matters.  As compensation and consideration for
        --------------------------------
the performance by Employee of Employee's duties, responsibilities and covenants pursuant to this Employment Agreement, the Company will pay the Employee and the Employee agrees to accept in full payment for such performance, the amounts and benefits set forth below:

          (a)  Base  Salary:  Employee  shall  receive a base  annual  salary of
               ------------
               $175,000.00 during the fiscal year 1999 and for each subsequent year unless modified by the Compensation Committee.

          (b)  Quarterly  Bonuses:  If the Company's gross revenue for a quarter
               ------------------
               exceeds $24 million, Employee shall receive a $10,000.00 quarterly bonus; if the Company's gross revenue for a quarter exceeds $27 million, Employee shall receive a $15,000.00 quarterly bonus; or if the Company's gross revenue for a quarter exceeds $30 million, Employee shall receive a $25,000.00 quarterly bonus.

          (c)  Annual Bonus:  In the event the  Company's  gross revenue for the
               ------------
               year ending January 5, 2000, is $100 million, Employee shall receive an annual bonus, payable as deferred compensation vesting over a five year period. If the minimum gross revenue standard is met, the annual bonus is calculated as follows: if net profit after taxes for the year (as a percentage of gross revenue) equals or exceeds 9%, Employee shall receive a $25,000.00 bonus; if the net profit after taxes for the year (as a percentage of gross revenue) equals or exceeds 10%, Employee shall receive a $75,000.00 bonus; or if net profit after taxes for the year (as a percentage of gross revenue) equals or exceeds 11%, Employee shall receive a $100,000.00 bonus.

          (d)  Award of Stock  Options:  On January 6, 1999,  employee  shall be
               -----------------------
               awarded the right to purchase 400,000 shares of Class A Common Stock, $.01 par value, of Pomeroy Select Integration Solutions, Inc. as follows: 1) 200,000 shares of Class A Common Stock shall vest immediately and shall be awarded at the initial public offering price of the Class A Common Stock; and 2) 200,000 shares of Class A Common Stock, shall vest over a period of three years from the date of the award and shall be awarded at the initial public offering price. Said purchases shall be subject to any conditions contained in the Pomeroy Select Integration Solutions, Inc., Stock Plan and Award Agreement.

          (e) Compensation of Employee by salary payments and bonus shall not be deemed exclusive and shall not prevent Employee from participating in any other compensation or benefit plan of the Company. Salary payments (including any increased salary payments) hereunder shall not in any way limit or reduce any other obligation of the Company hereunder or under any other compensation or benefit plan or agreement under which the Employee is entitled to receive payments or other benefits from the Company, and no other compensation, benefit or payment hereunder or under any other compensation or benefit plan or agreement under which the Employee is entitled to receive payments or other benefits from the Company shall in any way limit or reduce the obligation of the Company to pay the Employee's salary hereunder.

     6. Fringe  Benefits.  During the term of this Agreement,  Employee shall be
        ----------------
entitled to the following benefits;

          (a) Health Insurance - During the term of this Agreement, Employee shall be provided with the standard medical health and insurance coverage maintained by Company on its employees. Company and Employee shall each pay fifty percent (50%) of the cost of such coverage.

          (b) Vacation - Employee shall be entitled each year to a vacation of two (2) weeks during which time his compensation will be paid in full. Provided, however, such weeks may not be taken consecutively without the written consent of Company.

          (c) Insurance - During the term of this Agreement, Company shall maintain on the life of Employee, provided he is insurable at standard rates, a term life insurance policy in the amount of $300,000.00. Employee shall have the right to designate the beneficiary of such policy. Employee agrees to take any and all physicals that are necessary incident to the issuance and/or renewal of said policy. In addition, Employee agrees to take any and all physicals that are necessary incident to the procurement of key person insurance upon his life by Company. In the event that Employee is not insurable at standard rates during the term of this Agreement, but Employee is able to procure rated coverage, Employee shall have the right to procure coverage for a lower amount of insurance, the cost of which is equivalent to the standard term rate cost of $300,000.00 of coverage. In the event Employee is not insurable, then Company shall pay Employee an amount equal to the projected cost of the contemplated term insurance of $300,000.00 at standard rates.

          (d) Automobile Use - Company shall provide Employee with an automobile allowance of $861.47 per month during the term of this Agreement. Company shall also reimburse Employee for all standard car insurance premiums during said term. Employee shall be responsible for all maintenance and repair to such vehicle and for any deductible under such insurance coverage.

          (e) Expenses - Company shall reimburse Employee for all reasonable gas expenses incurred by him incident to the business use and operation of his automobile. Employee shall provide Company, upon request, with any documentation substantiating such expenditures hereunder.

          (f) Retirement Plan - Employee shall participate, after meeting eligibility requirements, in any qualified retirement plans and/or welfare plans maintained by the the Company during the term of this Agreement.

               Employee shall be responsible for any and all taxes, owed, if any, on the fringe benefits provided to him pursuant to this Section 6.

     7. Expenses.  During the term of Employee's employment hereunder,  Employee
        --------
shall be entitled to receive prompt reimbursement for all other reasonable and customary expenses incurred by Employee in fulfilling Employee's duties and responsibilities hereunder, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by Company.

     8.  Non-Competition.  In connection  with the diligent,  faithful and loyal
         ---------------
discharge of the duties of Employee's employment under this Agreement, Employee agrees that so long as he is employed by the Company (whether or not pursuant to the provisions of this Agreement) he will not, directly or indirectly, be employed by, or otherwise give assistance to or be affiliated with (as an employee, consultant, independent contractor of any type, director or otherwise) any person, firm, corporation or entity which is directly or indirectly engaged in a competitive business with that carried on by the Company or any of its subsidiaries. Employee agrees that so long as he is employed by the Company, he will not own, engage in, conduct, manage, operate, participate in, be employed by or be connected in any manner whatsoever with any competitive business with that carried on by Company or any of its subsidiaries or become associated with, in any capacity, or solicit or sell to, customers of the Company or any its subsidiaries or employ or attempt to employ any current or future employee of the Company or any of its subsidiaries or induce any employee of the Company or of any of its subsidiaries to leave its employ.

     In addition, as an inducement for and as additional consideration for the Company entering into this Agreement (and by virtue of Employee's unique and sensitive position and special background, and in recognition that the employment of the Employee by a competitor of the Company represents a serious competitive danger to the Company, and the use of Employee's talent and knowledge and information about the Company's business, strategies and plans can and would constitute a valuable competitive advantage over the Company), Employee agrees that for a period of one (1) year commencing on the termination of employment, he will not with any other person, corporation or entity, directly or indirectly, by stock or other ownership, investment, employment, or otherwise, or in any relation whatsoever:

               (1) solicit, divert or take away or attempt to solicit, divert or take away any of the business, customers or patronage of the Company or of any of its subsidiaries;

               (2) attempt to seek or cause any customers of the Company or any of its subsidiaries thereto to refrain from continuing their patronage;

               (3) engage in any competitive business with that carried on by the Company and any of its subsidiaries on the date of Employee's termination in any state in which the Company or any of its subsidiaries do business;

               (4) knowingly employ or attempt to employ in any capacity any employee or agent of Company, or any of its subsidiaries.

     For purposes of this Section 8, a competitive business shall mean any corporation, partnership or other legal entity engaged, directly or indirectly, through subsidiaries or affiliates, in any of the following business activities:

               (i)  providing  skilled  resource  staffing  services,  technical
support  services,  life  cycle  management  services,   professional  services,
enabling services, advanced systems services and web-based application development services for computer hardware, software, peripheral devices, and related products;

               (ii)  any  other  business   activity  which  can  reasonably  be
determined to be competitive with the principal business activity being engaged in by the Company or any of its subsidiaries; and

               (iii) any other business activity which Company or any of its subsidiaries subsequently become involved in after the date of this Agreement.

     This one-year non-competition provision commencing on the date of Employee's termination of employment shall not be applicable if the Employee is terminated by the Company without cause pursuant to Section 10(a)(v).

     Employee has carefully read and has given careful consideration to all the terms and conditions of this Agreement and agrees that they are necessary for the reasonable and proper protection of the Company's business. The Employee acknowledges that the Company has entered into this Agreement because of Employee's promise that he will abide by and be bound by each of the terms contained in Sections 8 and 9. The Employee agrees that Company shall be entitled to injunctive relief to enforce these terms in addition to all other legal remedies. Employee acknowledges that each and every one of the terms of this provision is reasonable in all respects including their subject matter, duration, scope and the geographical area embraced herein and waives any and all right to compensation and/or benefits herein mentioned or referred to if Employee violates the provisions of Sections 8 or 9.

     9.     Non-Disclosure  and  Assignment  of  Confidential  Information.  The
            --------------------------------------------------------------
Employee acknowledges that the Company's trade secrets and confidential and proprietary information, including without limitation:

          (a) unpublished information concerning the Company's:

               (i)  research activities and plans,
               (ii) marketing or sales plans,
               (iii) pricing or pricing strategies,
               (iv) operational techniques
               (v)  customer and supplier lists, and
               (vi) strategic plans;

          (b)   unpublished   financial   information,   including   unpublished
information concerning revenues, profits and profit margins;

          (c) internal confidential manuals; and

          (d) any "material inside information" as such phrase is used for purposes of the Securities Exchange Act of 1934, as amended;

all constitute valuable, special and unique proprietary and trade secret information of the Company. In recognition of this fact, the Employee agrees that the Employee will not disclose any such trade secrets or confidential or proprietary information (except (i) information which becomes publicly available without violation of this Employment Agreement, (ii) information of which the Employee did not know and should not have known was disclosed to the Employee in violation of any other person's confidentiality obligation, and (iii) disclosure required in connection with any legal process), nor shall the Employee make use of any such information for the benefit of any person, firm, operation or other entity except the Company and its subsidiaries or affiliates. The Employee's obligation to keep all of such information confidential shall be in effect during and for a period of five (5) years after the termination of his employment; provided, however, that the Employee will keep confidential and will not disclose any trade secret or similar information protected under law as intangible property (subject to the same exceptions set forth in the parenthetical clause above) for so long as such protection under law is extended.

     10.  Termination.
          -----------

          (a) The Employee's employment with the Company may be terminated at any time as follows:

               (i) By the Employee at his discretion, upon sixty (60) days written notice to Company;

               (ii) By Employee's death;

               (iii) If the Employee is "permanently disabled" (as defined below), the Company may terminate the Employee's employment hereunder. For purposes of this Agreement, the Employee's permanent disability shall be deemed to occur after one hundred fifty (150) days in the aggregate during any consecutive twelve (12) month period, or after one hundred fifty (150) consecutive days, during which the Employee, by reason of his physical or mental illness, shall have been unable to discharge fully his duties under this Agreement. In the event the Employee, after receipt of a notice of termination from the Company, with respect to his permanent disability, shall dispute that his permanent disability shall have occurred, he shall promptly submit to a physical examination by the Chief of Medicine of any major accredited hospital in the metropolitan Cincinnati area and, unless such physician shall issue his written statement to the effect that in his opinion, based on his diagnosis, the Employee is capable of resuming his employment and devoting his full time and energy to discharging his duties within ten (10) days after the date of such statement, such permanent disability shall be deemed to have occurred without further dispute by the Employee. If at any time prior to the expiration of said above described period of permanent disability, the Employee shall no longer be disabled so that he is, on a regular and continuous basis and for the foreseeable future, able to resume and carry on his duties under this Agreement, then he shall be reinstated under this Agreement for the then remainder of the term hereof at the salary level herein set forth.

               (iv) By the Company for cause upon three (3) days written notice to Employee. For purposes of this Agreement, the term "cause" shall mean (a) fraud, misappropriation, embezzlement or intentional and material damage to property of the Company; (b) any material breach by Employee of the provisions of this Agreement; or (c) conviction of Employee of a felony or other crime involving theft or fraud. Notwithstanding the foregoing, Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to him a copy of a resolution of the Board of Directors of the Company or any appropriately designated committed of the Board, finding that he has engaged in the conduct set forth above and specifying the particulars thereof in detail, and Employee shall not have cured such conduct (in the event such conduct is capable of being cured) to the reasonable satisfaction of the Board within thirty (30) days of receipt of such resolution.

               (v) By the Company at its discretion,  without cause,  upon sixty
(60) days written notice to Employee; provided that Company complies with the provisions of Section 10 (c).

               (vi) By the Employee within ninety (90) days following a Change in Control as defined in Exhibit A attached hereto, unless Employee has accepted employment with the successor entity and such successor entity has assumed this Employment Agreement pursuant to the provisions of Section 17.(b).

          (b) Compensation upon Termination: In the event of termination of employment, the Employee or his estate, in the event of death, shall be entitled to his annual base salary and other benefits provided hereunder to the date of his termination. In addition, Employee shall be entitled to receive any bonuses accrued to the date of his termination of employment as provided in Section 5(b), any vested incentive compensation that may be due Employee under this Agreement, which shall be payable (if applicable) pursuant to the terms thereof and any other vested deferred compensation that Employee has earned prior to the date of this Agreement, which shall be payable pursuant to the terms thereof.

           (c) In the event that Company would terminate Employee's employment hereunder without cause pursuant to Section 10 (a)(v), Company shall be obligated to pay Employee, as severance pay, Employee's annual base salary in effect prior to such termination for the remaining term of the Agreement (as originally set forth in Section 2), as due.

           (d) In the event that a Change in Control as defined in Exhibit A has occurred and such successor entity has not assumed this Agreement pursuant to the provisions of Section 17(b), the Company shall pay Employee his full base salary at the rate then in effect for the remaining term of this Agreement, at the time such payments are due.

           (e) In addition, if Employee becomes entitled to any payment or benefit pursuant to (d) above in this Section 10 (all such payments being called "Severance Payment") from the Company (or any persons whose actions result in a Change in Control, any person affiliated with Company or such person) in connection with any termination of the Employee's employment hereunder following a Change in Control, which severance payment is subject to the excise tax (the "Excise Tax") imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code") (or any successor provision), Company shall pay Employee pursuant to the procedures set forth below an additional amount (the "Gross-up Payment") such that the net amount retained by the Employee, after deduction of any Excise Tax on the Severance Payment and any federal and state and local income tax and Excise Tax upon such Gross-Up payment shall be equal to the Severance Payment.

     11.     Compensation  Upon  Termination  for  Disability. During any period
             ------------------------------------------------
that Employee fails to perform his duties hereunder as a result of incapacity due to physical or mental illness, the Employee shall continue to receive his full base salary at the rate then in effect for such period (offset by any payments to the Employee received pursuant to disability benefit plans, if any, maintained by the Company) and all other compensation and benefits to which he was then entitled hereunder until his employment is terminated pursuant to
Section 10(a)(iii) hereof. Thereafter in the event of the termination of Employee's employment due to his permanent disability pursuant to Section 10(a)(iii) hereof the Employee,

          (i) for the balance of the three (3) year term of this Agreement shall be entitled to receive his full base salary at the rate then effect, at the time such payments are due; and

          (ii) for the balance of the period referred to in subparagraph (i) above shall be entitled to participate in all medical, life and other employee "welfare benefit plans and programs in which the Employee was entitled to participate immediately prior to the date of termination provided that Employee's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Employee's participation in any such plan or program is barred, the Company shall arrange to provide Employee with benefits substantially similar to those which the Employee would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred.

     12.     Severability. In case any one (1) or more of the provisions or part
             ------------
of a provision contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement. In such a situation, this Agreement shall be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part shall be reformed so that it will be valid, legal and enforceable to the maximum extent possible.

     13.     Governing Law. This Agreement shall be governed and construed under
             -------------
the laws of the Commonwealth of Kentucky and shall not be modified or discharged, in whole or in part, except by an agreement in writing signed by the parties.

     14.     Notices.  All  notices,  requests, demands and other communications
             -------
relating to this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid:

If  to  Company,  to:  Pomeroy  Select  Integration  Solutions,  Inc.
                       1020  Petersburg  Road
                       Hebron,  Kentucky  41048

With  a  copy  to:     James  H.  Smith  III
                       Lindhorst  &  Dreidame  Co.,  L.P.A.
                       312  Walnut  Street,  Suite  2300
                       Cincinnati,  Ohio  45202

     If to Employee, to the Employee's residential address, as set forth in the Company's records.

     15.     Enforcement  of  Rights.  The  parties expressly recognize that any
             -----------------------
breach of this Agreement by either party is likely to result in irrevocable injury to the other party and agree that such other party shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction, either in law or in equity, to obtain damages for any breach of this Agreement, or to enforce the specific performance of this Agreement by each party or to enjoin any party from activities in violation of this Agreement. Should either party engage in any activities prohibited by this Agreement, such party agrees to pay over to the other party all compensation, remuneration, monies or property of any sort received in connection with such activities. Such payment shall not impair any rights or remedies of any non-breaching party or obligations or liabilities of any breaching party pursuant to this Agreement or any applicable law.

     16.     Entire  Agreement. This Agreement contains the entire understanding
             ------  ---------
of the parties with respect to the subject matter contained herein and may be altered, amended or superseded only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     17.     Parties  in  Interest.
             ---------------------

          (a) This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto; provided, however, that nothing in this Section 17 shall preclude (I) Employee from designating a beneficiary to receive any benefit payable hereunder upon his death, or (ii) executors, administrators, or legal representatives of Employee or his estate from assigning any rights hereunder to person or persons entitled thereto. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of any successor corporation of the Company.

          (b) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the assets of the Company or the business with respect to which the duties and responsibilities of Employee are principally related, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Company would have been required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the assumption agreement provided for in this Section 17 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

     18.     Representations  of Employee. Employee represents and warrants that
             ----------------------------
he is not party to or bound by any agreement or contract or subject to any restrictions including without limitation any restriction imposed in connection with previous employment which prevents Employee from entering into and performing his obligations under this Agreement.


     IN WITNESS WHEREOF, this Agreement has been executed effective as of the day and year first above written.


WITNESSES                         Pomeroy  Select  Integration  Solutions,  Inc.


____________________________          By:____________________________________



____________________________



____________________________          _______________________________________
                                      Stephen  E.  Pomeroy


_____________________________

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                                    EXHIBIT A



     For purposes of this Agreement, a "Change in Control" shall occur (i) upon the sale or other disposition to a person, entity or group (as such term is used in Rule 13d-5 promulgated under the Securities Exchange Act of 1934, as amended) (such a person, entity or group being referred to as an "Outside Party") of fifty percent (50%) or more of the consolidated assets of the Company taken as a whole, or (ii) in the event shares representing a majority of the voting power of the Company are acquired by a person or group (as such term is used in Rule 13d-5) of persons other than the holders of the Common Stock of the Company on January 6, 1999.


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